File No. 2-86008
                                                                       811-3828




    As filed with the Securities and Exchange Commission on January 26, 1996


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM N-1A

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            |_|

                  Pre-Effective Amendment No. __                            |_|


                  Post-Effective Amendment No. 29                           |X|


         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    |_|


                  Amendment No. 28                                          |X|



                     SELIGMAN TAX-EXEMPT FUND SERIES, INC.
               (Exact name of registrant as specified in charter)


                   100 PARK AVENUE, NEW YORK, NEW YORK 10017
                    (Address of principal executive offices)


                 Registrant's Telephone Number: 212-850-1864 or
                             Toll-Free 800-221-2450


                           THOMAS G. ROSE, Treasurer
                                100 Park Avenue
                            New York, New York 10017
                    (Name and address of agent for service)


         It is proposed that this filing will become effective (check the appropriate box).

|_|   immediately upon filing pursuant to paragraph (b) of rule 485


|X|   on February 1, 1996 pursuant to paragraph (b) of rule 485


|_|   60 days after filing pursuant to paragraph (a)(i) of rule 485

|_|   on (date) pursuant to paragraph (a)(i) of rule 485

|_|   75 days after filing pursuant to paragraph (a)(ii) of rule 485

|_|   on (date) pursuant to paragraph (a)(ii) of rule 485.

If appropriate, check the following box:

|_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


         Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Rule 24f-2(a)(1) and a Rule 24f-2 Notice was filed by Registrant on November 22, 1995.



                             CROSS REFERENCE SHEET
                        POST-EFFECTIVE AMENDMENT NO. 29
                            Pursuant to Rule 481(a)

       Item in Part A of Form N-1A                    Location in Prospectus
       ---------------------------                    ----------------------
1.     Cover Page                                     Cover Page


2.     Synopsis                                       Summary of Fund Expenses


3.     Condensed Financial Information                Financial Highlights

4.     General Description of Registrant              Cover Page; Organization and Capitalization

5.     Management of the Fund                         Management Services


5a.    Management's Discussion of Fund                Management Services
       Performance

6.     Capital Stock and Other Securities             Organization and Capitalization


7.     Purchase of Securities Being Offered           Alternative Distribution System; Purchase of Shares; Administration,
                                                      Shareholder Services and Distribution Plan

8.     Redemption or Repurchase                       Telephone Transactions; Redemption of Shares; Exchange Privilege; Further
                                                      Information About Transactions In The Fund

9.     Pending Legal Proceedings                      Not Applicable

Item in Part B of Form N-1A                           Location in Statement of Additional Information
10.    Cover Page                                     Cover Page

11.    Table Of Contents                              Table Of Contents


12.    General Information and History                Investment Objectives, Policies and Risks; General Information; Appendix A


13.    Investment Objectives and Policies             Investment Objective, Policies And Risks;  Investment Limitations


14.    Management of the Fund                         Directors and Officers; Management And Expenses

15.    Control Persons and Principal                  Directors and Officers
       Holders of Securities


16.    Investment Advisory and Other Services         Management And Expenses; Distribution Services


17.    Brokerage Allocations                          Administration, Shareholder Services and Distribution Plan;
                                                      Portfolio Transactions

18.    Capital Stock and Other Securities             General Information


19.    Purchase, Redemption and Pricing of            Purchase and Redemption of Fund Shares; Valuation
       Securities Being Offered


20.    Tax Status                                     Taxes


21.    Underwriters                                   Distribution Services

22.    Calculation of Performance Data                Performance Information

23.    Financial Statements                           Financial Statements

                   SELIGMAN NEW JERSEY TAX-EXEMPT FUND, INC.
                     SELIGMAN PENNSYLVANIA TAX-EXEMPT FUND
                  SERIES SELIGMAN TAX-EXEMPT FUND SERIES, INC.


National Tax-Exempt Series, Colorado Tax-Exempt Series, Georgia Tax-Exempt Series, Louisiana Tax-Exempt Series, Maryland Tax-Exempt Series, Massachusetts Tax-Exempt Series, Michigan Tax-Exempt Series, Minnesota Tax-Exempt Series, Missouri Tax-Exempt Series, New York Tax-Exempt Series, Ohio Tax-Exempt Series, Oregon Tax-Exempt Series and South Carolina Tax-Exempt Series

                        SELIGMAN TAX-EXEMPT SERIES TRUST

California Tax-Exempt High-Yield Series, California Tax-Exempt Quality Series, Florida Tax-Exempt Series and North Carolina Tax-Exempt Series


                      100 Park Avenue o New York, NY 10017
                       New York Telephone: (212) 850-1864
       Toll-Free Telephone: (800) 221-2450--all continental United States



                                                                February 1, 1996


     This prospectus offers shares of nineteen different series (the "Series") which include Seligman New Jersey Tax-Exempt Fund, Inc. (the "New Jersey Fund"), Seligman Pennsylvania Tax-Exempt Fund Series (the "Pennsylvania Fund"), National Tax-Exempt Series (the "National Series") and twelve individual state Series of Seligman Tax-Exempt Fund Series, Inc. (the "Tax-Exempt Fund"), and four individual state Series of Seligman Tax-Exempt Series Trust (the "Tax-Exempt Trust" and collectively with the New Jersey Fund, the Pennsylvania Fund and the Tax-Exempt Fund, the "Funds"). Each of the Funds is a non-diversified, open-end management investment company.

     The Tax-Exempt Fund offers the following state Series: Colorado Tax-Exempt Series, Georgia Tax-Exempt Series, Louisiana Tax-Exempt Series, Maryland Tax-Exempt Series, Massachusetts Tax-Exempt Series, Michigan Tax-Exempt Series, Minnesota Tax-Exempt Series, Missouri Tax-Exempt Series, New York Tax-Exempt Series, Ohio Tax-Exempt Series, Oregon Tax-Exempt Series and South Carolina Tax-Exempt Series (collectively, the "Tax-Exempt Fund State Series"). The Tax-Exempt Trust offers the following state Series: California Tax-Exempt Quality Series, California Tax-Exempt High-Yield Series, Florida Tax-Exempt Series and North Carolina Tax-Exempt Series (collectively, the "Tax-Exempt Trust State Series", and together with the Tax-Exempt Fund State Series, the New Jersey Fund and the Pennsylvania Fund, the "State Series").


     The New Jersey Fund seeks to maximize income exempt from federal income tax and New Jersey personal income tax consistent with preservation of capital and with consideration given to opportunities for capital gain by investing in "investment grade" New Jersey tax-exempt securities. Investment grade securities are rated within the four highest rating categories of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"). Throughout this Prospectus, the New Jersey gross income tax is referred to as the New Jersey personal income tax.


                                                   (continued on following page)

SHARES IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     The Pennsylvania Fund seeks to provide a high level of income exempt from federal and Pennsylvania income taxes consistent with preservation of capital by investing primarily in investment grade Pennsylvania tax-exempt securities. Capital appreciation is not a consideration in the selection of investments. The Fund may also invest in Pennsylvania tax-exempt securities that are unrated but are believed by the Manager (as defined below) to be of comparable quality to investment grade securities.


     The Tax-Exempt Fund's National Tax-Exempt Series seeks to provide to its shareholders maximum income exempt from federal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain by investing in investment grade securities the interest on which is exempt from federal income taxes. The investment objective of each of the individual Tax-Exempt Fund State Series is to maximize income exempt from federal income taxes and from personal income taxes in that state, consistent with the preservation of capital and with consideration given to opportunities for capital gain by investing in investment grade tax-exempt securities of the designated state, its political subdivisions, municipalities and public authorities.


     The Tax-Exempt Trust State Series, except for the California Tax-Exempt High-Yield Series, each seek high income exempt from federal income taxes and from personal income taxes in their respective state (other than Florida which does not impose an individual income tax) consistent with preservation of capital and with consideration given to capital gain, by investing in tax-exempt securities rated in the four highest rating categories, except that the California Tax-Exempt Quality Series pursues its investment objective by investing only in tax-exempt securities rated in the three highest rating categories, of Moody's or S&P.

     The California Tax-Exempt High-Yield Series seeks the maximum amount of tax-exempt income consistent with preservation of capital and with consideration given to capital gain by investing primarily in California tax-exempt securities that are rated in the medium and lower rating categories of Moody's or S&P or which are unrated. The Series may invest up to 100% of its portfolio in lower rated bonds, commonly known as "junk bonds." Such securities generally offer a higher current yield than those in the higher rating categories but also involve greater price volatility and risk of loss of principal and income. The California Tax-Exempt High-Yield Series invests primarily in high-yield, high risk securities and therefore may not be suitable for all investors. Investors should carefully assess the risks associated with an investment in this Series. See "Investment Objectives and Policies--Seligman California Tax-Exempt High-Yield Series," in this Prospectus.


     There can be no assurance that a Series will achieve its objective.

     Investment advisory and management services are provided to the Funds by J. & W. Seligman & Co. Incorporated (the "Manager") and each Fund's distributor is Seligman Financial Services, Inc., an affiliate of the Manager. Each Series offers two classes of shares. Class A shares are sold subject to an initial sales load of up to 4.75% and an annual service fee currently charged at a rate of up to .25 of 1% of the average daily net asset value of the Class A shares. Class D shares are sold without an initial sales load but are subject to contingent deferred sales loads of 1% imposed on certain redemptions within one year of purchase, an annual distribution fee of up to .75 of 1% and an annual service fee of up to .25 of 1% of the average daily net asset value of the Class D shares. See "Alternative Distribution System." Shares of the Series may be purchased through any authorized investment dealer.

     This Prospectus sets forth concisely the information a prospective investor should know about the Funds and each individual Series before investing. Please read it carefully before you invest and keep it for future reference. Additional information about the Funds, including a Statement of Additional Information, has been filed with the Securities and Exchange Commission. A Statement of Additional Information for each Series is available upon request and without charge by calling or writing the Funds at the telephone numbers or the address set forth above. Each Statement of Additional Information is dated the same date as this Prospectus and is incorporated herein by reference in its entirety.



                                                     SUMMARY OF SERIES EXPENSES


     The purpose of this table is to assist investors in understanding the various costs and expenses which shareholders of a Series bear  directly  or  indirectly.  The sales  load on Class A shares is a  one-time  charge  paid at the time of  purchase  of shares.
Reductions  in sales loads are  available  in certain  circumstances.  The CDSL on Class D shares is a one-time  charge paid only if shares are redeemed  within one year of purchase.  For more  information  concerning  reduction in sales loads and for more complete descriptions of the various costs and expenses see "Purchase Of Shares,"  "Redemption Of Shares" and "Management  Services"  herein.
Each Series' Administration, Shareholder Services and Distribution Plan to which the caption "12b-1 Fees" relates is discussed under
"Administration, Shareholder Services And Distribution Plan" herein.

                                       NJ FUND                   PA FUND                NAT'L SERIES               CO SERIES
                             ------------------------- ------------------------- ------------------------- -------------------------
                                 Class A     Class D       Class A     Class D       Class A     Class D       Class A     Class D
                                 Shares      Shares        Shares      Shares        Shares      Shares        Shares      Shares
                                 ------      ------        ------      ------        ------      ------        ------      ------
                               (Initial    (Deferred     (Initial    (Deferred     (Initial    (Deferred     (Initial    (Deferred
                              Sales Load   Sales Load   Sales Load   Sales Load   Sales Load   Sales Load   Sales Load   Sales Load
                             Alternative) Alternative) Alternative) Alternative) Alternative) Alternative) Alternative) Alternative)

Shareholder Transaction
  Expenses
  Maximum Sales Load
    Imposed on Purchases
    (as percentage of
    offering price)........     4.75%         None        4.75%        None         4.75%         None         4.75%        None
  Sales Load on Reinvested
    Dividends .............      None         None         None        None          None         None          None        None
  Deferred Sales Load
    (as percentage of
    original price or
    redemption proceeds,
    whichever is lower) ...      None    1% during         None   1% during          None    1% during          None   1% during
                                         the first                the first                  the first                 the first
                                        year; None               year; None                 year; None                year; None
                                        thereafter               thereafter                 thereafter                thereafter
  Redemption Fees..........      None         None         None        None          None         None          None        None
  Exchange Fees............      None         None         None        None          None         None          None        None

                                 Class A     Class D       Class A     Class D       Class A     Class D       Class A     Class D
                                 -------     -------       -------     -------       -------     -------       -------     -------

Annual Series Operating
  Expenses for Fiscal
  Year Ended September 30,
  1995 (as percentage of
  average net assets)
    Management Fees........      .50%         .50%         .50%        .50%          .50%         .50%          .50%        .50%
    12b-1 Fees.............      .22         1.00*         .22        1.00*          .09         1.00*          .09        1.00*
    Other Expenses.........      .34          .34          .49         .49           .27          .27           .34         .34
                                ----         ----         ----        ----           ---         ----           ---        ----
    Total Series
      Operating Expenses ..     1.06%        1.84%        1.21%       1.99%          .86%        1.77%          .93%       1.84%
                                ====         ====         ====        ====           ===         ====           ===        ====

     In fiscal 1995,  the Manager,  in its  discretion,  waived a portion of its fee from the New Jersey Fund.  In fiscal 1996,  the
Manager  does not expect to waive any of its fees,  and the  expense  information  in the table has been  restated  to  reflect  the discontinuance  of the management fee waiver.  The "Other  Expenses"  disclosed for Class D shares have been restated to reflect the expense allocation methodology currently being used by the Series.




     The following example should not be considered a representation  of past or future expenses.  Actual expenses may be greater or less than those shown and the 5% used in this example is a hypothetical rate.


                                       NJ FUND                   PA FUND                NAT'L SERIES               CO SERIES
                                 -------------------       -------------------       -------------------       -------------------
Example                          Class A     Class D       Class A     Class D       Class A     Class D       Class A     Class D
-------                          -------     -------       -------     -------       -------     -------       -------     -------

An investor would pay
  the following expenses
  on a $1,000 investment,
  assuming (1) 5% annual
  return and (2)
  redemption at the end
  of each time period:
      1 year                    $ 58         $ 29+        $ 59        $ 30+         $ 56         $ 28+         $ 57        $ 29+
      3 years                     80           58           84          62            74           56            76          58
      5 years                    103          100          111         107            93           96            97         100
     10 years                    171          216          187         232           149          208           156         216


*    Includes an annual  distribution  fee of up to .75 of 1% and an annual service fee of up to .25 of 1%. Pursuant to the rules of the National Association of Securities Dealers,  Inc., the aggregate deferred sales loads and annual distribution fees on Class
     D shares of each Series may not exceed 6.25% of total gross  sales,  subject to certain  exclusions.  The 6.25%  limitation  is imposed on the Series rather than on a per shareholder  basis.  Therefore,  a long-term Class D shareholder of a Series may pay more in total sales loads (including distribution fees) than the economic equivalent of 6.25% of such shareholder's  investment in such shares.

+    Assuming (1) 5% annual  return and (2) no  redemption  at the end of one year,  the expenses on a $1,000  investment  would be:
     NJ--$19; PA--$20; NAT'L--$18; CO--$19.






                                               SUMMARY OF SERIES EXPENSES--(continued)


                                      GA SERIES                 LA SERIES                MD SERIES                 MA SERIES
                             ------------------------- ------------------------- ------------------------- -------------------------
                                 Class A     Class D       Class A     Class D       Class A     Class D       Class A     Class D
                                 Shares      Shares        Shares      Shares        Shares      Shares        Shares      Shares
                                 ------      ------        ------      ------        ------      ------        ------      ------
                               (Initial    (Deferred     (Initial    (Deferred     (Initial    (Deferred     (Initial    (Deferred
                              Sales Load   Sales Load   Sales Load   Sales Load   Sales Load   Sales Load   Sales Load   Sales Load
                             Alternative) Alternative) Alternative) Alternative) Alternative) Alternative) Alternative) Alternative)

Shareholder Transaction
  Expenses
  Maximum Sales Load
    Imposed on Purchases
    (as percentage of
    offering price)........     4.75%         None        4.75%        None         4.75%         None         4.75%        None
  Sales Load on Reinvested
    Dividends .............      None         None         None        None          None         None          None        None
  Deferred Sales Load
    (as percentage of
    original price or
    redemption proceeds,
    whichever is lower) ...      None    1% during         None   1% during          None    1% during          None   1% during
                                         the first                the first                  the first                 the first
                                        year; None               year; None                 year; None                year; None
                                        thereafter               thereafter                 thereafter                thereafter
  Redemption Fees..........      None         None         None        None          None         None          None        None
  Exchange Fees............      None         None         None        None          None         None          None        None

                                 Class A     Class D       Class A     Class D       Class A     Class D       Class A     Class D
                                 -------     -------       -------     -------       -------     -------       -------     -------

Annual Series Operating
  Expenses for Fiscal
  Year Ended September 30,
  1995 (as percentage of
  average net assets)
    Management Fees........      .50%         .50%         .50%        .50%          .50%         .50%          .50%        .50%
    12b-1 Fees.............      .10         1.00*         .10        1.00*          .09         1.00*          .10        1.00*
    Other Expenses.........      .36          .36          .29         .29           .37          .37           .26         .26
                                 ---         ----          ---        ----           ---         ----           ---        ----
    Total Series
      Operating Expenses ..      .96%        1.86%         .89%       1.79%          .96%        1.87%          .86%       1.76%
                                 ===         ====          ===        ====           ===         ====           ===        ====

     In fiscal 1995,  the Manager,  in its  discretion,  waived a portion of its fee from the Georgia  Series.  In fiscal 1996,  the
Manager  does not expect to waive any of its fees,  and the  expense  information  in the table has been  restated  to  reflect  the discontinuance  of the management fee waiver.  The "Other  Expenses"  disclosed for Class D shares have been restated to reflect the expense allocation methodology currently being used by the Series.




     The following example should not be considered a representation  of past or future expenses.  Actual expenses may be greater or less than those shown and the 5% used in this example is a hypothetical rate.


                                      GA SERIES                 LA SERIES                MD SERIES                 MA SERIES
                                 -------------------       -------------------       -------------------       -------------------
Example                          Class A     Class D       Class A     Class D       Class A     Class D       Class A     Class D
-------                          -------     -------       -------     -------       -------     -------       -------     -------
An investor would pay
  the following expenses
  on a $1,000 investment,
  assuming (1) 5% annual
  return and (2)
  redemption at the end
  of each time period:
      1 year                    $ 57         $ 29+        $ 56        $ 28+         $ 57         $ 29+         $ 56        $ 28+
      3 years                     77           58           75          56            77           59            74          55
      5 years                     98          101           94          97            98          101            93          95
     10 years                    160          218          152         211           160          219           149         207


*    Includes an annual  distribution  fee of up to .75 of 1% and an annual service fee of up to .25 of 1%. Pursuant to the rules of the National Association of Securities Dealers,  Inc., the aggregate deferred sales loads and annual distribution fees on Class
     D shares of each Series may not exceed 6.25% of total gross  sales,  subject to certain  exclusions.  The 6.25%  limitation  is imposed on the Series rather than on a per shareholder  basis.  Therefore,  a long-term Class D shareholder of a Series may pay more in total sales loads (including distribution fees) than the economic equivalent of 6.25% of such shareholder's  investment in such shares.

+    Assuming (1) 5% annual  return and (2) no  redemption  at the end of one year,  the expenses on a $1,000  investment  would be:
     GA--$19; LA--$18; MD--$19; MA--$18.





                                               SUMMARY OF SERIES EXPENSES--(continued)


                                      MI SERIES                 MN SERIES                MO SERIES                 NY SERIES
                             ------------------------- ------------------------- ------------------------- -------------------------
                                 Class A     Class D       Class A     Class D       Class A     Class D       Class A     Class D
                                 Shares      Shares        Shares      Shares        Shares      Shares        Shares      Shares
                                 ------      ------        ------      ------        ------      ------        ------      ------
                               (Initial    (Deferred     (Initial    (Deferred     (Initial    (Deferred     (Initial    (Deferred
                              Sales Load   Sales Load   Sales Load   Sales Load   Sales Load   Sales Load   Sales Load   Sales Load
                             Alternative) Alternative) Alternative) Alternative) Alternative) Alternative) Alternative) Alternative)

Shareholder Transaction
  Expenses
  Maximum Sales Load
    Imposed on Purchases
    (as percentage of
    offering price)........     4.75%         None        4.75%        None         4.75%         None         4.75%        None
  Sales Load on Reinvested
    Dividends .............      None         None         None        None          None         None          None        None
  Deferred Sales Load
    (as percentage of
    original price or
    redemption proceeds,
    whichever is lower) ...      None    1% during         None   1% during          None    1% during          None   1% during
                                         the first                the first                  the first                 the first
                                        year; None               year; None                 year; None                year; None
                                        thereafter               thereafter                 thereafter                thereafter
  Redemption Fees..........      None         None         None        None          None         None          None        None
  Exchange Fees............      None         None         None        None          None         None          None        None

                                 Class A     Class D       Class A     Class D       Class A     Class D       Class A     Class D
                                 -------     -------       -------     -------       -------     -------       -------     -------

Annual Series Operating
  Expenses for Fiscal
  Year Ended September 30,
  1995 (as percentage of
  average net assets)
    Management Fees........      .50%         .50%         .50%        .50%          .50%         .50%          .50%        .50%
    12b-1 Fees.............      .10         1.00*         .10        1.00*          .09         1.00*          .08        1.00*
    Other Expenses.........      .27          .27          .27         .27           .34          .34           .30         .30
                                 ---         ----          ---        ----           ---         ----           ---        ----
    Total Series
      Operating Expenses ..      .87%        1.77%         .87%       1.77%          .93%        1.84%          .88%       1.80%
                                 ===         ====          ===        ====           ===         ====           ===        ====

     In fiscal 1995,  the Manager,  in its  discretion,  waived a portion of its fee from the Missouri  Series.  In fiscal 1996, the
Manager  does not expect to waive any of its fees,  and the  expense  information  in the table has been  restated  to  reflect  the discontinuance  of the management fee waiver.  The "Other  Expenses"  disclosed for Class D shares have been restated to reflect the expense allocation methodology currently being used by the Series.




     The following example should not be considered a representation  of past or future expenses.  Actual expenses may be greater or less than those shown and the 5% used in this example is a hypothetical rate.


                                      MI SERIES                 MN SERIES                MO SERIES                 NY SERIES
                                 -------------------       -------------------       -------------------       -------------------
Example                          Class A     Class D       Class A     Class D       Class A     Class D       Class A     Class D
-------                          -------     -------       -------     -------       -------     -------       -------     -------
An investor would pay
  the following expenses
  on a $1,000 investment,
  assuming (1) 5% annual
  return and (2)
  redemption at the end
  of each time period:
      1 year                    $ 56         $ 28+        $ 56        $ 28+         $ 57         $ 29+         $ 56        $ 28+
      3 years                     74           56           74          56            76           58            74          57
      5 years                     93           96           93          96            97          100            94          97
     10 years                    150          208          150         208           156          216           151         212


*    Includes an annual  distribution  fee of up to .75 of 1% and an annual service fee of up to .25 of 1%. Pursuant to the rules of the National Association of Securities Dealers,  Inc., the aggregate deferred sales loads and annual distribution fees on Class
     D shares of each Series may not exceed 6.25% of total gross  sales,  subject to certain  exclusions.  The 6.25%  limitation  is imposed on the Series rather than on a per shareholder  basis.  Therefore,  a long-term Class D shareholder of a Series may pay more in total sales loads (including distribution fees) than the economic equivalent of 6.25% of such shareholder's  investment in such shares.

+    Assuming (1) 5% annual  return and (2) no  redemption  at the end of one year,  the expenses on a $1,000  investment  would be:
     MI--$18; MN--$18; MO--$19; NY--$18.





                                               SUMMARY OF SERIES EXPENSES--(continued)


                                                                                                                       CA
                                      OH SERIES                 OR SERIES                SC SERIES             HIGH-YIELD SERIES
                             ------------------------- ------------------------- ------------------------- -------------------------
                                 Class A     Class D       Class A     Class D       Class A     Class D       Class A     Class D
                                 Shares      Shares        Shares      Shares        Shares      Shares        Shares      Shares
                                 ------      ------        ------      ------        ------      ------        ------      ------
                               (Initial    (Deferred     (Initial    (Deferred     (Initial    (Deferred     (Initial    (Deferred
                              Sales Load   Sales Load   Sales Load   Sales Load   Sales Load   Sales Load   Sales Load   Sales Load
                             Alternative) Alternative) Alternative) Alternative) Alternative) Alternative) Alternative) Alternative)

Shareholder Transaction
  Expenses
  Maximum Sales Load
    Imposed on Purchases
    (as percentage of
    offering price)........     4.75%         None        4.75%        None         4.75%         None         4.75%        None
  Sales Load on Reinvested
    Dividends .............      None         None         None        None          None         None          None        None
  Deferred Sales Load
    (as percentage of
    original price or
    redemption proceeds,
    whichever is lower) ...      None    1% during         None   1% during          None    1% during          None   1% during
                                         the first                the first                  the first                 the first
                                        year; None               year; None                 year; None                year; None
                                        thereafter               thereafter                 thereafter                thereafter
  Redemption Fees..........      None         None         None        None          None         None          None        None
  Exchange Fees............      None         None         None        None          None         None          None        None

                                 Class A     Class D       Class A     Class D       Class A     Class D       Class A     Class D
                                 -------     -------       -------     -------       -------     -------       -------     -------

Annual Series Operating
  Expenses for Fiscal
  Year Ended September 30,
  1995 (as percentage of
  average net assets)
    Management Fees........      .50%         .50%         .50%        .50%          .50%         .50%          .50%        .50%
    12b-1 Fees.............      .10         1.00*         .10        1.00*          .10         1.00*          .10        1.00*
    Other Expenses.........      .24          .24          .31         .31           .28          .28           .30         .30
                                 ---         ----          ---        ----           ---         ----           ---        ----
    Total Series
      Operating Expenses ..      .84%        1.74%         .91%       1.81%          .88%        1.78%          .90%       1.80%
                                 ===         ====          ===        ====           ===         ====           ===        ====

     In fiscal 1995,  the Manager,  in its  discretion,  waived a portion of its fees from the Oregon  Series.  In fiscal 1996,  the
Manager  does not expect to waive any of its fees,  and the  expense  information  in the table has been  restated  to  reflect  the discontinuance  of the management fee waiver.  The "Other  Expenses"  disclosed for Class D shares have been restated to reflect the expense allocation methodology currently being used by the Series.




     The following example should not be considered a representation  of past or future expenses.  Actual expenses may be greater or less than those shown and the 5% used in this example is a hypothetical rate.


                                                                                                                       CA
                                      OH SERIES                 OR SERIES                SC SERIES             HIGH-YIELD SERIES
                                 -------------------       -------------------       -------------------       -------------------
Example                          Class A     Class D       Class A     Class D       Class A     Class D       Class A     Class D
-------                          -------     -------       -------     -------       -------     -------       -------     -------
An investor would pay
  the following expenses
  on a $1,000 investment,
  assuming (1) 5% annual
  return and (2)
  redemption at the end
  of each time period:
      1 year                    $ 56         $ 28+        $ 56        $ 28+         $ 56         $ 28+         $ 56        $ 28+
      3 years                     73           55           75          57            74           56            75          57
      5 years                     92           94           95          98            94           95            95          97
     10 years                    146          205          154         213           151          209           153         212

*    Includes an annual  distribution  fee of up to .75 of 1% and an annual service fee of up to .25 of 1%. Pursuant to the rules of the National Association of Securities Dealers,  Inc., the aggregate deferred sales loads and annual distribution fees on Class
     D shares of each Series may not exceed 6.25% of total gross  sales,  subject to certain  exclusions.  The 6.25%  limitation  is imposed on the Series rather than on a per shareholder  basis.  Therefore,  a long-term Class D shareholder of a Series may pay more in total sales loads (including distribution fees) than the economic equivalent of 6.25% of such shareholder's  investment in such shares.

+    Assuming (1) 5% annual  return and (2) no  redemption  at the end of one year,  the expenses on a $1,000  investment  would be:
     OH--$18; OR--$18; SC--$18; CA High-Yield--$18.



                                               SUMMARY OF SERIES EXPENSES--(continued)



                                   CA QUALITY SERIES            FL SERIES                NC SERIES
                             ------------------------- ------------------------- -------------------------
                                 Class A     Class D       Class A     Class D       Class A     Class D
                                 Shares      Shares        Shares      Shares        Shares      Shares
                                 ------      ------        ------      ------        ------      ------
                               (Initial    (Deferred     (Initial    (Deferred     (Initial    (Deferred
                              Sales Load   Sales Load   Sales Load   Sales Load   Sales Load   Sales Load
                             Alternative) Alternative) Alternative) Alternative) Alternative) Alternative)

Shareholder Transaction
  Expenses
  Maximum Sales Load
    Imposed on Purchases
    (as percentage of
    offering price)........     4.75%         None        4.75%        None         4.75%         None
  Sales Load on Reinvested
    Dividends .............      None         None         None        None          None         None
  Deferred Sales Load
    (as percentage of
    original price or
    redemption proceeds,
    whichever is lower) ...      None    1% during         None   1% during          None    1% during
                                         the first                the first                  the first
                                        year; None               year; None                 year; None
                                        thereafter               thereafter                 thereafter
  Redemption Fees..........      None         None         None        None          None         None
  Exchange Fees............      None         None         None        None          None         None

                                 Class A     Class D       Class A     Class D       Class A     Class D
                                 -------     -------       -------     -------       -------     -------

Annual Series Operating
  Expenses for Fiscal
  Year Ended September 30,
  1995 (as percentage of
  average net assets)
    Management Fees........      .50%         .50%         .50%        .50%          .50%         .50%
    12b-1 Fees.............      .10         1.00*         .24        1.00*          .24         1.00*
    Other Expenses.........      .29          .29          .29         .29           .44          .44
                                 ---         ----         ----        ----          ----         ----
    Total Series
      Operating Expenses ..      .89%        1.79%        1.03%       1.79%         1.18%        1.94%
                                 ===         ====         ====        ====          ====         ====

     In fiscal 1995, the Manager, in its discretion, waived a portion of its fee from the Florida Series and from the North Carolina
Series.  In fiscal 1996,  the Manager does not expect to waive any of its fees,  and the expense  information  in the table has been restated to reflect the  discontinuance  of the management fee waiver.  The "Other Expenses"  disclosed for Class D shares have been restated to reflect the expense allocation methodology currently being used by the Series.




     The following example should not be considered a representation  of past or future expenses.  Actual expenses may be greater or less than those shown and the 5% used in this example is a hypothetical rate.


                                   CA QUALITY SERIES            FL SERIES                NC SERIES
                                 -------------------       -------------------       -------------------
Example                          Class A     Class D       Class A     Class D       Class A     Class D
-------                          -------     -------       -------     -------       -------     -------
An investor would pay
  the following expenses
  on a $1,000 investment,
  assuming (1) 5% annual
  return and (2)
  redemption at the end
  of each time period:
      1 year                    $ 56         $ 28+        $ 58        $ 28+         $ 59         $ 30+
      3 years                     75           56           79          56            83           61
      5 years                     94           97          102          97           109          105
     10 years                    152          211          167         211           184          226

*    Includes  an  annual  distribution  fee  of up to  .75  of 1% and  an  annual  service  fee  of up to .25 of 1%  (collectively,
     "distribution  fee").  Pursuant to the rules of the National  Association of Securities  Dealers,  Inc., the aggregate deferred sales loads and annual distribution fees on Class D shares of each Series may not exceed 6.25% of total gross sales, subject to certain  exclusions.  The 6.25%  limitation  is imposed on the Series  rather than on a per  shareholder  basis.  Therefore,  a long-term  Class D shareholder of a Series may pay more in total sales loads  (including  distribution  fees) than the economic equivalent of 6.25% of such shareholder's investment in such shares.

+    Assuming (1) 5% annual return and (2) no redemption at the end of one year,  the expenses on a $1,000  investment  would be: CA
     Quality--$18; FL--$18; NC--$20.



                              FINANCIAL HIGHLIGHTS


     Each Series' financial highlights for Class A and Class D shares for the periods presented below have been audited by Deloitte & Touche LLP, independent auditors. This information, which is derived from the financial and accounting records of the Funds, should be read in conjunction with the fiscal 1995 financial statements and notes contained in the fiscal 1995 Annual Report of each Fund which may be obtained by calling or writing the Funds at the telephone numbers or address provided on the cover page of this Prospectus.

     The per share operating performance data is designed to allow investors to trace the operating performance, on a per share basis, from a Series' beginning net asset value to the ending net asset value so that they may understand the effect that individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per share amounts. The total return based on net asset value measures a series' performance assuming investors purchased shares at the net asset value as of the beginning of the period, invested dividends and capital gains paid at net asset value and then sold their shares at net asset value per share on the last day of the period. The total return computations do not reflect any sales charges investors may incur in purchasing or selling shares. Total returns for periods of less than one year are not annualized.




                                                                        Increase
                                                        Net Realized   (Decrease)
                         Net Asset Value      Net       & Unrealized      from       Dividends    Distributions     Net Increase
Per Share Operating        at Beginning    Investment    Investment    Investment     Paid or        from Net      (Decrease) in
  Performance:              of Period       Income#     Gain (Loss)    Operations     Declared    Gain Realized   Net Asset Value
  ------------              ---------       -------     -----------    ----------     --------    -------------   ---------------
New Jersey--Class A
  Year ended 9/30/95.......   $7.40          $0.39          $0.29        $0.68         $(0.39)        $(0.10)           $0.19
  Year ended 9/30/94.......    8.24           0.41          (0.74)       (0.33)         (0.41)         (0.10)           (0.84)
  Year ended 9/30/93.......    7.74           0.42           0.61         1.03          (0.42)         (0.11)            0.50
  Year ended 9/30/92.......    7.49           0.44           0.27         0.71          (0.44)         (0.02)            0.25
  Year ended 9/30/91.......    7.01           0.44           0.51         0.95          (0.44)         (0.03)            0.48
  Year ended 9/30/90.......    7.17           0.45          (0.10)        0.35          (0.45)         (0.06)           (0.16)
  Year ended 9/30/89.......    6.98           0.48           0.19         0.67          (0.48)            --             0.19
  2/16/88*- 9/30/88........    7.14           0.30          (0.16)        0.14          (0.30)            --            (0.16)

New Jersey--Class D
  Year ended 9/30/95.......    7.48           0.33           0.29         0.62          (0.33)         (0.10)            0.19
  2/1/94**- 9/30/94........    8.14           0.23          (0.66)       (0.43)         (0.23)            --            (0.66)

Pennsylvania--Class A
  Year ended 9/30/95.......    7.55           0.38           0.37         0.75          (0.38)         (0.13)            0.24
  Year ended 9/30/94.......    8.61           0.39          (0.80)       (0.41)         (0.39)         (0.26)           (1.06)
  Year ended 9/30/93.......    8.02           0.42           0.71         1.13          (0.42)         (0.12)            0.59
  Year ended 9/30/92.......    7.74           0.46           0.30         0.76          (0.46)         (0.02)            0.28
  Year ended 9/30/91.......    7.34           0.47           0.49         0.96          (0.47)         (0.09)            0.40
  Year ended 9/30/90.......    7.50           0.47          (0.16)        0.31          (0.47)            --            (0.16)
  Year ended 9/30/89.......    7.31           0.49           0.19         0.68          (0.49)            --             0.19
  Year ended 9/30/88.......    6.76           0.50           0.56         1.06          (0.50)         (0.01)            0.55
  Year ended 9/30/87.......    7.58           0.51          (0.81)       (0.30)         (0.51)         (0.01)           (0.82)
  7/15/86*- 9/30/86........    7.14           0.10           0.44         0.54          (0.10)            --             0.44

Pennsylvania--Class D
  Year ended 9/30/95.......    7.54           0.31           0.37         0.68          (0.31)         (0.13)            0.24
  2/1/94**- 9/30/94........    8.37           0.22          (0.83)       (0.61)         (0.22)            --            (0.83)

National Series--Class A
  Year ended 9/30/95.......    7.18           0.40           0.40         0.80          (0.40)            --             0.40
  Year ended 9/30/94.......    8.72           0.41          (1.04)       (0.63)         (0.41)         (0.50)           (1.54)
  Year ended 9/30/93.......    8.07           0.45           0.78         1.23          (0.45)         (0.13)            0.65
  Year ended 9/30/92.......    7.90           0.48           0.20         0.68          (0.48)         (0.03)            0.17
  Year ended 9/30/91.......    7.44           0.49           0.54         1.03          (0.49)         (0.08)            0.46
  Year ended 9/30/90.......    7.73           0.51          (0.19)        0.32          (0.51)         (0.10)           (0.29)
  Year ended 9/30/89.......    7.64           0.53           0.11         0.64          (0.53)         (0.02)            0.09
  Year ended 9/30/88.......    7.41           0.54           0.55         1.09          (0.54)         (0.32)            0.23
  Year ended 9/30/87.......    8.48           0.59          (0.74)       (0.15)         (0.59)         (0.33)           (1.07)
  Year ended 9/30/86.......    7.47           0.64           1.20         1.84          (0.64)         (0.19)            1.01

National Series--Class D
  Year ended 9/30/95.......    7.18           0.32           0.39         0.71          (0.32)            --             0.39
  2/1/94** - 9/30/94 ......    8.20           0.22          (1.02)       (0.80)         (0.22)            --            (1.02)

Colorado Series--Class A
  Year ended 9/30/95.......    7.09           0.38           0.21         0.59          (0.38)            --             0.21
  Year ended 9/30/94.......    7.76           0.37          (0.59)       (0.22)         (0.37)         (0.08)           (0.67)
  Year ended 9/30/93.......    7.34           0.39           0.49         0.88          (0.39)         (0.07)            0.42
  Year ended 9/30/92.......    7.22           0.42           0.12         0.54          (0.42)            --             0.12
  Year ended 9/30/91.......    6.91           0.44           0.31         0.75          (0.44)            --             0.31
  Year ended 9/30/90.......    7.06           0.46          (0.15)        0.31          (0.46)            --            (0.15)
  Year ended 9/30/89.......    6.87           0.46           0.19         0.65          (0.46)            --             0.19
  Year ended 9/30/88.......    6.38           0.46           0.53         0.99          (0.46)         (0.04)            0.49
  Year ended 9/30/87.......    7.07           0.47          (0.66)       (0.19)         (0.47)         (0.03)           (0.69)
  5/1/86*- 9/30/86.........    7.14           0.19          (0.07)        0.12          (0.19)            --            (0.07)

Colorado Series--Class D
  Year ended 9/30/95.......    7.09           0.30           0.20         0.50          (0.30)            --             0.20
  2/1/94** - 9/30/94.......    7.72           0.20          (0.63)       (0.43)         (0.20)            --            (0.63)



                                                                               Ratio of
                                                                                 Net
                                               Total Return      Ratio of     Investment                                Adjusted Net
                                 Net Asset       Based on        Expenses       Income                  Net Assets at     Invesment
Per Share Operating               Value at      Net Asset       to Average    to Average   Portfolio    End of Period       Income
  Performance:                 End of Period      Value        Net Assets#   Net Assets#    Turnover   (000's omitted)    Per Share#
  ------------                 -------------      -----        -----------   -----------    --------   ---------------    ----------
New Jersey--Class A
  Year ended 9/30/95.......       $7.59            9.77%           1.01%        5.29%         4.66%        $73,561         $0.39
  Year ended 9/30/94.......        7.40           (4.25)           0.90         5.24         12.13          73,942          0.40
  Year ended 9/30/93.......        8.24           14.02            0.86         5.37         15.90          82,447          0.40
  Year ended 9/30/92.......        7.74            9.70            0.85         5.74         27.13          74,256          0.42
  Year ended 9/30/91.......        7.49           13.97            0.81         6.02         14.64          65,044          0.42
  Year ended 9/30/90.......        7.01            5.04            0.81         6.32         37.26          54,287          0.43
  Year ended 9/30/89.......        7.17            9.91            0.57         6.70         16.10          51,015          0.44
  2/16/88*- 9/30/88........        6.98            1.96            0.40+        6.92+         8.20          35,563          0.26

New Jersey--Class D
  Year ended 9/30/95.......        7.67            8.79            1.89         4.45          4.66           1,190          0.33
  2/1/94**- 9/30/94........        7.48          (5.47)            1.75+        4.37+        12.13++           986          0.22

Pennsylvania--Class A
  Year ended 9/30/95.......        7.79           10.55            1.21         5.05         11.78          33,251
  Year ended 9/30/94.......        7.55           (5.00)           1.16         4.91          7.71          34,943
  Year ended 9/30/93.......        8.61           14.71            1.19         5.14         40.74          41,296
  Year ended 9/30/92.......        8.02           10.04            1.01         5.79         32.87          39,431          0.45
  Year ended 9/30/91.......        7.74           13.40            0.98         6.16         25.24          37,853          0.45
  Year ended 9/30/90.......        7.34            4.13            0.06         6.24         40.64          35,572          0.45
  Year ended 9/30/89.......        7.50            9.53            0.92         6.56          9.05          41,856          0.47
  Year ended 9/30/88.......        7.31           16.20            0.83         6.96          4.14          30,796          0.48
  Year ended 9/30/87.......        6.76           (4.21)           0.58         6.78          9.19          30,014          0.47
  7/15/86*- 9/30/86........        7.58            7.19              --         5.92+           --          19,306          0.07

Pennsylvania--Class D
  Year ended 9/30/95.......        7.78            9.53            2.23         4.10         11.78             426
  2/1/94**- 9/30/94........        7.54           (7.50)           2.00+        4.20+         7.71++            43

National Series--Class A
  Year ended 9/30/95.......        7.58           11.48            0.86         5.46         24.91         104,184
  Year ended 9/30/94.......        7.18           (7.83)           0.85         5.30         24.86         111,374
  Year ended 9/30/93.......        8.72           16.00            0.86         5.49         72.68         136,394
  Year ended 9/30/92.......        8.07            8.84            0.77         6.02         63.99         132,130
  Year ended 9/30/91.......        7.90           14.24            0.80         6.35         71.67         136,326
  Year ended 9/30/90.......        7.44            4.10            0.78         6.64         55.01         133,412
  Year ended 9/30/89.......        7.73            8.62            0.78         6.86         71.90         140,376
  Year ended 9/30/88.......        7.64           16.43            0.83         7.35         40.58         135,667
  Year ended 9/30/87.......        7.41           (2.37)           0.74         7.15         64.79         133,341
  Year ended 9/30/86.......        8.48           26.17            0.76         7.81         62.28         110,428

National Series--Class D
  Year ended 9/30/95.......        7.57           10.17            1.95         4.40         24.91           1,215
  2/1/94** - 9/30/94 ......        7.18           (9.96)           1.76+        4.37+        24.86++           446

Colorado Series--Class A
  Year ended 9/30/95.......        7.30            8.56            0.93         5.31         14.70          54,858
  Year ended 9/30/94.......        7.09           (2.92)           0.86         5.06         10.07          58,197
  Year ended 9/30/93.......        7.76           12.54            0.90         5.21         14.09          67,912
  Year ended 9/30/92.......        7.34            7.74            0.81         5.81         23.22          64,900
  Year ended 9/30/91.......        7.22           11.15            0.84         6.19         14.60          64,310
  Year ended 9/30/90.......        6.91            4.38            0.85         6.47         31.89          63,173
  Year ended 9/30/89.......        7.06            9.70            0.86         6.56            --          62,515
  Year ended 9/30/88.......        6.87           16.19            0.88         6.89         12.95          66,257
  Year ended 9/30/87.......        6.38           (3.18)           0.77         6.61         16.70          79,961          0.46
  5/1/86*- 9/30/86.........        7.07            1.53            0.55+        6.31+        12.11          63,796          0.18

Colorado Series--Class D
  Year ended 9/30/95.......        7.29            7.26            2.02         4.23         14.70             193
  2/1/94** - 9/30/94.......        7.09           (5.73)           1.78+        4.05+        10.07++            96


                                                      Adjusted
                                       Adjusted       Ratio of
                                      Ratio of    Net Investment
                                     Expenses to       Income
                                     Average Net     to Average
                                       Assets#      Net Assets#
                                       -------      -----------
New Jersey--Class A
  Year ended 9/30/95.......             1.06%          5.24%
  Year ended 9/30/94.......             1.07           5.07
  Year ended 9/30/93.......             1.11           5.12
  Year ended 9/30/92.......             1.10           5.49
  Year ended 9/30/91.......             1.11           5.72
  Year ended 9/30/90.......             1.12           6.01
  Year ended 9/30/89.......             1.17           6.10
  2/16/88*- 9/30/88........             1.36+          5.96+

New Jersey--Class D
  Year ended 9/30/95.......             1.94           4.40
  2/1/94**- 9/30/94........             1.87+          4.25+

Pennsylvania--Class A
  Year ended 9/30/95.......
  Year ended 9/30/94.......
  Year ended 9/30/93.......
  Year ended 9/30/92.......             1.16           5.64
  Year ended 9/30/91.......             1.23           5.91
  Year ended 9/30/90.......             1.31           5.99
  Year ended 9/30/89.......             1.17           6.30
  Year ended 9/30/88.......             1.08           6.71
  Year ended 9/30/87.......             1.12           6.24
  7/15/86*- 9/30/86........             1.80+          4.17+

Pennsylvania--Class D
  Year ended 9/30/95.......
  2/1/94**- 9/30/94........

National Series--Class A
  Year ended 9/30/95.......
  Year ended 9/30/94.......
  Year ended 9/30/93.......
  Year ended 9/30/92.......
  Year ended 9/30/91.......
  Year ended 9/30/90.......
  Year ended 9/30/89.......
  Year ended 9/30/88.......
  Year ended 9/30/87.......
  Year ended 9/30/86.......

National Series--Class D
  Year ended 9/30/95.......
  2/1/94** - 9/30/94 ......

Colorado Series--Class A
  Year ended 9/30/95.......
  Year ended 9/30/94.......
  Year ended 9/30/93.......
  Year ended 9/30/92.......
  Year ended 9/30/91.......
  Year ended 9/30/90.......
  Year ended 9/30/89.......
  Year ended 9/30/88.......
  Year ended 9/30/87.......             0.85           6.53
  5/1/86*- 9/30/86.........             0.68+          6.20+

Colorado Series--Class D
  Year ended 9/30/95.......
  2/1/94** - 9/30/94.......
----------
 # During the periods stated, the Manager, at its discretion, reimbursed certain expenses and/or waived all or portions of its fees. The adjusted net investment income per share and adjusted ratios reflect what the results would have been had the Manager not reimbursed certain expenses and/or not waived its fees.
 *   Commencement of offering of Class A shares.
**   Commencement of offering of Class D shares.
 +   Annualized
++   For the year ended 9/30/94.



                                      8-9


                                                                        Increase
                                                        Net Realized   (Decrease)
                         Net Asset Value      Net       & Unrealized      from       Dividends    Distributions     Net Increase
Per Share Operating        at Beginning    Investment    Investment    Investment     Paid or        from Net      (Decrease) in
  Performance:              of Period       Income#     Gain (Loss)    Operations     Declared    Gain Realized   Net Asset Value
  ------------              ---------       -------     -----------    ----------     --------    -------------   ---------------
Georgia Series--Class A
  Year ended 9/30/95.......   $7.48          $0.39         $0.43          $0.82        $(0.39)       $(0.10)           $0.33
  Year ended 9/30/94.......    8.43           0.41         (0.86)         (0.45)        (0.41)        (0.09)           (0.95)
  Year ended 9/30/93.......    7.85           0.43          0.62           1.05         (0.43)        (0.04)            0.58
  Year ended 9/30/92.......    7.63           0.46          0.25           0.71         (0.46)        (0.03)            0.22
  Year ended 9/30/91.......    7.18           0.47          0.46           0.93         (0.47)        (0.01)            0.45
  Year ended 9/30/90.......    7.30           0.48         (0.10)          0.38         (0.48)        (0.02)           (0.12)
  Year ended 9/30/89.......    7.09           0.48          0.22           0.70         (0.48)        (0.01)            0.21
  Year ended 9/30/88.......    6.49           0.49          0.60           1.09         (0.49)           --             0.60
  6/15/87*- 9/30/87........    7.14           0.13         (0.65)         (0.52)        (0.13)           --            (0.65)

Georgia Series--Class D
  Year ended 9/30/95.......    7.49           0.32          0.43           0.75         (0.32)        (0.10)            0.33
  2/1/94** - 9/30/94.......    8.33           0.22         (0.84)         (0.62)        (0.22)           --            (0.84)

Louisiana Series--Class A
  Year ended 9/30/95.......    7.94           0.43          0.34           0.77         (0.43)        (0.14)            0.20
  Year ended 9/30/94.......    8.79           0.44         (0.77)         (0.33)        (0.44)        (0.08)           (0.85)
  Year ended 9/30/93.......    8.38           0.46          0.51           0.97         (0.46)        (0.10)            0.41
  Year ended 9/30/92.......    8.18           0.49          0.24           0.73         (0.49)        (0.04)            0.20
  Year ended 9/30/91.......    7.70           0.50          0.50           1.00         (0.50)        (0.02)            0.48
  Year ended 9/30/90.......    7.88           0.52         (0.12)          0.40         (0.52)        (0.06)           (0.18)
  Year ended 9/30/89.......    7.79           0.53          0.15           0.68         (0.53)        (0.06)            0.09
  Year ended 9/30/88.......    7.36           0.55          0.49           1.04         (0.55)        (0.06)            0.43
  Year ended 9/30/87.......    7.93           0.55         (0.49)          0.06         (0.55)        (0.08)           (0.57)
  10/1/85*- 9/30/86........    7.14           0.58          0.79           1.37         (0.58)           --             0.79

Louisiana Series--Class D
  Year ended 9/30/95.......    7.94           0.35          0.34           0.69         (0.35)        (0.14)            0.20
  2/1/94** - 9/30/94.......    8.73           0.24         (0.79)         (0.55)        (0.24)           --            (0.79)

Maryland Series--Class A
  Year ended 9/30/95.......    7.71           0.41          0.38           0.79         (0.41)        (0.13)            0.25
  Year ended 9/30/94.......    8.64           0.42         (0.76)         (0.34)        (0.42)        (0.17)           (0.93)
  Year ended 9/30/93.......    8.15           0.44          0.59           1.03         (0.44)        (0.10)            0.49
  Year ended 9/30/92.......    7.94           0.46          0.24           0.70         (0.46)        (0.03)            0.21
  Year ended 9/30/91.......    7.45           0.47          0.49           0.96         (0.47)           --             0.49
  Year ended 9/30/90.......    7.59           0.48         (0.14)          0.34         (0.48)           --            (0.14)
  Year ended 9/30/89.......    7.39           0.48          0.20           0.68         (0.48)           --             0.20
  Year ended 9/30/88.......    6.87           0.47          0.56           1.03         (0.47)        (0.04)            0.52
  Year ended 9/30/87.......    7.59           0.48         (0.72)         (0.24)        (0.48)           --            (0.72)
  10/1/85*- 9/30/86........    7.14           0.54          0.45           0.99         (0.54)           --             0.45

Maryland Series--Class D
  Year ended 9/30/95.......    7.72           0.33          0.38           0.71         (0.33)        (0.13)            0.25
  2/1/94** - 9/30/94 ......    8.46           0.23         (0.74)         (0.51)        (0.23)           --            (0.74)

Massachusetts Series--Class A
  Year ended 9/30/95.......    7.66           0.42          0.28           0.70         (0.42)        (0.03)            0.25
  Year ended 9/30/94.......    8.54           0.44         (0.67)         (0.23)        (0.44)        (0.21)           (0.88)
  Year ended 9/30/93.......    8.06           0.47          0.55           1.02         (0.47)        (0.07)            0.48
  Year ended 9/30/92.......    7.86           0.49          0.24           0.73         (0.49)        (0.04)            0.20
  Year ended 9/30/91.......    7.26           0.50          0.62           1.12         (0.50)        (0.02)            0.60
  Year ended 9/30/90.......    7.65           0.50         (0.31)          0.19         (0.50)        (0.08)           (0.39)
  Year ended 9/30/89.......    7.62           0.52          0.08           0.60         (0.52)        (0.05)            0.03
  Year ended 9/30/88.......    7.20           0.53          0.51           1.04         (0.53)        (0.09)            0.42
  Year ended 9/30/87.......    8.07           0.55         (0.69)         (0.14)        (0.55)        (0.18)           (0.87)
  Year ended 9/30/86.......    7.30           0.60          0.78           1.38         (0.60)        (0.01)            0.77

Massachusetts Series--Class D
  Year ended 9/30/95.......    7.66           0.34          0.27           0.61         (0.34)        (0.03)            0.24
  2/1/94** - 9/30/94 ......    8.33           0.24         (0.67)         (0.43)        (0.24)           --            (0.67)

Michigan Series--Class A
  Year ended 9/30/95.......    8.28           0.46          0.30           0.76         (0.46)        (0.04)            0.26
  Year ended 9/30/94.......    9.08           0.46         (0.71)         (0.25)        (0.46)        (0.09)           (0.80)
  Year ended 9/30/93.......    8.68           0.47          0.59           1.06         (0.47)        (0.19)            0.40
  Year ended 9/30/92.......    8.38           0.50          0.35           0.85         (0.50)        (0.05)            0.30
  Year ended 9/30/91.......    7.89           0.51          0.51           1.02         (0.51)        (0.02)            0.49
  Year ended 9/30/90.......    8.14           0.52         (0.16)          0.36         (0.52)        (0.09)           (0.25)
  Year ended 9/30/89.......    7.94           0.54          0.23           0.77         (0.54)        (0.03)            0.20
  Year ended 9/30/88.......    7.48           0.54          0.58           1.12         (0.54)        (0.12)            0.46
  Year ended 9/30/87.......    8.54           0.56         (0.77)         (0.21)        (0.56)        (0.29)           (1.06)
  Year ended 9/30/86.......    7.55           0.62          1.09           1.71         (0.62)        (0.10)            0.99

Michigan Series--Class D
  Year ended 9/30/95.......    8.28           0.37          0.30           0.67         (0.37)        (0.04)            0.26
  2/1/94** - 9/30/94.......    9.01           0.25         (0.73)         (0.48)        (0.25)           --            (0.73)


                                                                               Ratio of
                                                                                 Net
                                               Total Return      Ratio of     Investment                                Adjusted Net
                                 Net Asset       Based on        Expenses       Income                  Net Assets at     Invesment
Per Share Operating               Value at      Net Asset       to Average    to Average   Portfolio    End of Period       Income
  Performance:                 End of Period      Value        Net Assets#   Net Assets#    Turnover   (000's omitted)    Per Share#
  ------------                 -------------      -----        -----------   -----------    --------   ---------------    ----------
Georgia Series--Class A
  Year ended 9/30/95.......       $7.81          11.66%           0.91%          5.26%         3.36%        $57,678         $0.39
  Year ended 9/30/94.......        7.48          (5.52)           0.73           5.21         19.34          61,466          0.40
  Year ended 9/30/93.......        8.43          13.96            0.63           5.34         12.45          64,650          0.40
  Year ended 9/30/92.......        7.85           9.64            0.47           5.95         10.24          44,585          0.43
  Year ended 9/30/91.......        7.63          13.30            0.59           6.30          6.07          28,317          0.43
  Year ended 9/30/90.......        7.18           5.19            0.53           6.53          5.83          19,002          0.44
  Year ended 9/30/89.......        7.30          10.15            0.64           6.59            --          14,452          0.44
  Year ended 9/30/88.......        7.09          17.51            0.36           7.15          6.32           9,752          0.43
  6/15/87*- 9/30/87........        6.49          (7.61)           0.17+          6.64+        21.71           6,382          0.07

Georgia Series--Class D
  Year ended 9/30/95.......        7.82          10.58            1.90           4.28          3.36           2,079          0.31
  2/1/94** - 9/30/94.......        7.49          (7.57)           1.76+          4.28+        19.34++           849          0.21

Louisiana Series--Class A
  Year ended 9/30/95.......        8.14          10.30            0.89           5.44          4.82          61,988
  Year ended 9/30/94.......        7.94          (3.83)           0.87           5.31         17.16          61,441
  Year ended 9/30/93.......        8.79          12.10            0.87           5.40          9.21          67,529
  Year ended 9/30/92.......        8.38           9.13            0.80           5.89         25.45          57,931
  Year ended 9/30/91.......        8.18          13.49            0.83           6.31         20.85          50,089
  Year ended 9/30/90.......        7.70           5.20            0.81           6.62         31.54          43,475
  Year ended 9/30/89.......        7.88           9.04            0.84           6.82         12.94          43,908
  Year ended 9/30/88.......        7.79          14.69            0.85           7.19         36.01          42,521
  Year ended 9/30/87.......        7.36           0.62            0.73           7.02         10.20          49,661
  10/1/85*- 9/30/86........        7.93          19.47            0.62+          7.44+        31.18          45,338          0.57

Louisiana Series--Class D
  Year ended 9/30/95.......        8.14           9.17            1.91           4.41          4.82             465
  2/1/94** - 9/30/94.......        7.94          (6.45)           1.78+          4.33+        17.16++           704

Maryland Series--Class A
  Year ended 9/30/95.......        7.96          10.90            0.96           5.31          3.63          56,290
  Year ended 9/30/94.......        7.71          (4.08)           0.92           5.17         17.68          57,263
  Year ended 9/30/93.......        8.64          13.23            0.97           5.28         14.10          64,472
  Year ended 9/30/92.......        8.15           9.15            0.86           5.76         29.57          57,208
  Year ended 9/30/91.......        7.94          13.26            0.88           6.09         18.84          54,068
  Year ended 9/30/90.......        7.45           4.47            0.87           6.26         16.50          47,283
  Year ended 9/30/89.......        7.59           9.43            0.87           6.38          2.19          46,643
  Year ended 9/30/88.......        7.39          15.73            0.91           6.63         17.42          45,939
  Year ended 9/30/87.......        6.87          (3.41)           0.87           6.45         21.48          50,580
  10/1/85*- 9/30/86........        7.59          14.11            0.59+          6.90+         4.60          46,478          0.53

Maryland Series--Class D
  Year ended 9/30/95.......        7.97           9.75            2.02           4.27          3.63             630
  2/1/94** - 9/30/94 ......        7.72          (6.21)           1.80+          4.26+        17.68++           424

Massachusetts Series--Class A
  Year ended 9/30/95.......        7.91           9.58            0.86           5.51         16.68         115,711
  Year ended 9/30/94.......        7.66          (2.94)           0.85           5.46         12.44         120,149
  Year ended 9/30/93.......        8.54          13.18            0.88           5.65         20.66         139,504
  Year ended 9/30/92.......        8.06           9.75            0.77           6.27         27.92         128,334
  Year ended 9/30/91.......        7.86          15.84            0.83           6.64         14.37         118,022
  Year ended 9/30/90.......        7.26           2.48            0.79           6.66         19.26         110,246
  Year ended 9/30/89.......        7.65           8.18            0.79           6.81          7.51         122,515
  Year ended 9/30/88.......        7.62          15.15            0.84           7.02         21.77         126,150
  Year ended 9/30/87.......        7.20          (2.16)           0.79           6.95         16.14         131,404
  Year ended 9/30/86.......        8.07          19.49            0.78           7.50         27.39         131,732

Massachusetts Series--Class D
  Year ended 9/30/95.......        7.90           8.33            1.95           4.47         16.68             890
  2/1/94** - 9/30/94 ......        7.66          (5.34)           1.78+          4.52+        12.44++         1,099

Michigan Series--Class A
  Year ended 9/30/95.......        8.54           9.56            0.87           5.50         20.48         151,589
  Year ended 9/30/94.......        8.28          (2.90)           0.84           5.32         10.06         151,095
  Year ended 9/30/93.......        9.08          12.97            0.83           5.41          6.33         164,638
  Year ended 9/30/92.......        8.68          10.55            0.76           5.93         32.12         144,524
  Year ended 9/30/91.......        8.38          13.34            0.80           6.28         22.81         129,004
  Year ended 9/30/90.......        7.89           4.57            0.80           6.47         26.36         112,689
  Year ended 9/30/89.......        8.14           9.91            0.81           6.67          8.24         111,180
  Year ended 9/30/88.......        7.94          15.98            0.88           7.06         34.00         104,904
  Year ended 9/30/87.......        7.48          (2.87)           0.79           6.89         15.40         104,053
  Year ended 9/30/86.......        8.54          23.73            0.82           7.41         40.68          99,013

Michigan Series--Class D
  Year ended 9/30/95.......        8.54           8.36            2.01           4.40         20.48           1,172
  2/1/94** - 9/30/94.......        8.28          (5.47)           1.75+          4.40+        10.06++           671


                                                      Adjusted
                                       Adjusted       Ratio of
                                      Ratio of    Net Investment
                                     Expenses to       Income
                                     Average Net     to Average
                                       Assets#      Net Assets#
                                       -------      -----------
Georgia Series--Class A
  Year ended 9/30/95.......             0.96%          5.21%
  Year ended 9/30/94.......             0.93           5.01
  Year ended 9/30/93.......             0.93           5.04
  Year ended 9/30/92.......             0.87           5.55
  Year ended 9/30/91.......             1.09           5.80
  Year ended 9/30/90.......             1.03           6.03
  Year ended 9/30/89.......             1.19           6.04
  Year ended 9/30/88.......             1.35           6.17
  6/15/87*- 9/30/87........             2.87+          3.94+

Georgia Series--Class D
  Year ended 9/30/95.......             1.95           4.23
  2/1/94** - 9/30/94.......             1.90+          4.15+

Louisiana Series--Class A
  Year ended 9/30/95.......
  Year ended 9/30/94.......
  Year ended 9/30/93.......
  Year ended 9/30/92.......
  Year ended 9/30/91.......
  Year ended 9/30/90.......
  Year ended 9/30/89.......
  Year ended 9/30/88.......
  Year ended 9/30/87.......
  10/1/85*- 9/30/86........             0.71+          7.35+

Louisiana Series--Class D
  Year ended 9/30/95.......
  2/1/94** - 9/30/94.......

Maryland Series--Class A
  Year ended 9/30/95.......
  Year ended 9/30/94.......
  Year ended 9/30/93.......
  Year ended 9/30/92.......
  Year ended 9/30/91.......
  Year ended 9/30/90.......
  Year ended 9/30/89.......
  Year ended 9/30/88.......
  Year ended 9/30/87.......
  10/1/85*- 9/30/86........             0.76+          6.73+

Maryland Series--Class D
  Year ended 9/30/95.......
  2/1/94** - 9/30/94 ......

Massachusetts Series--Class A
  Year ended 9/30/95.......
  Year ended 9/30/94.......
  Year ended 9/30/93.......
  Year ended 9/30/92.......
  Year ended 9/30/91.......
  Year ended 9/30/90.......
  Year ended 9/30/89.......
  Year ended 9/30/88.......
  Year ended 9/30/87.......
  Year ended 9/30/86.......

Massachusetts Series--Class D
  Year ended 9/30/95.......
  2/1/94** - 9/30/94 ......

Michigan Series--Class A
  Year ended 9/30/95.......
  Year ended 9/30/94.......
  Year ended 9/30/93.......
  Year ended 9/30/92.......
  Year ended 9/30/91.......
  Year ended 9/30/90.......
  Year ended 9/30/89.......
  Year ended 9/30/88.......
  Year ended 9/30/87.......
  Year ended 9/30/86.......

Michigan Series--Class D
  Year ended 9/30/95.......
  2/1/94** - 9/30/94.......

----------
 # During the periods stated, the Manager, at its discretion, reimbursed certain expenses and/or waived all or portions of its fees. The adjusted net investment income per share and adjusted ratios reflect what the results would have been had the Manager not reimbursed certain expenses and/or not waived its fees.
 *   Commencement of offering of Class A shares.
**   Commencement of offering of Class D shares.
 +   Annualized
++   For the year ended 9/30/94.



                                     10-11


                                                                        Increase
                                                        Net Realized   (Decrease)
                         Net Asset Value      Net       & Unrealized      from       Dividends    Distributions     Net Increase
Per Share Operating        at Beginning    Investment    Investment    Investment     Paid or        from Net      (Decrease) in
  Performance:              of Period       Income#     Gain (Loss)    Operations     Declared    Gain Realized   Net Asset Value
  ------------              ---------       -------     -----------    ----------     --------    -------------   ---------------
Minnesota Series--Class A
  Year ended 9/30/95.......   $7.72          $0.45          $0.11         $0.56        $(0.45)       $(0.01)          $0.10
  Year ended 9/30/94.......    8.28           0.45          (0.44)        (0.01)        (0.45)        (0.12)          (0.56)
  Year ended 9/30/93.......    7.89           0.47           0.51          0.98         (0.47)        (0.12)           0.39
  Year ended 9/30/92.......    7.81           0.49           0.09          0.58         (0.49)        (0.01)           0.08
  Year ended 9/30/91.......    7.49           0.49           0.32          0.81         (0.49)           --            0.32
  Year ended 9/30/90.......    7.60           0.49          (0.06)         0.43         (0.49)        (0.05)          (0.11)
  Year ended 9/30/89.......    7.52           0.51           0.11          0.62         (0.51)        (0.03)           0.08
  Year ended 9/30/88.......    7.12           0.51           0.48          0.99         (0.51)        (0.08)           0.40
  Year ended 9/30/87.......    7.99           0.53          (0.66)        (0.13)        (0.53)        (0.21)          (0.87)
  Year ended 9/30/86.......    7.15           0.58           0.88          1.46         (0.58)        (0.04)           0.84

Minnesota Series--Class D
  Year ended 9/30/95.......    7.73           0.38           0.10          0.48         (0.38)        (0.01)           0.09
  2/1/94** - 9/30/94 ......    8.22           0.25          (0.49)        (0.24)        (0.25)           --           (0.49)

Missouri Series--Class A
  Year ended 9/30/95.......    7.41           0.40           0.36          0.76         (0.40)        (0.07)           0.29
  Year ended 9/30/94.......    8.31           0.40          (0.79)        (0.39)        (0.40)        (0.11)          (0.90)
  Year ended 9/30/93.......    7.80           0.42           0.57          0.99         (0.42)        (0.06)           0.51
  Year ended 9/30/92.......    7.72           0.44           0.15          0.59         (0.44)        (0.07)           0.08
  Year ended 9/30/91.......    7.22           0.46           0.50          0.96         (0.46)           --            0.50
  Year ended 9/30/90.......    7.28           0.45          (0.06)         0.39         (0.45)           --           (0.06)
  Year ended 9/30/89.......    7.10           0.47           0.18          0.65         (0.47)           --            0.18
  Year ended 9/30/88.......    6.57           0.48           0.58          1.06         (0.48)        (0.05)           0.53
  Year ended 9/30/87.......    7.32           0.47          (0.75)        (0.28)        (0.47)           --           (0.75)
  7/1/86*- 9/30/86.........    7.14           0.11           0.18          0.29         (0.11)           --            0.18

Missouri Series--Class D
  Year ended 9/30/95.......    7.41           0.32           0.36          0.68         (0.32)        (0.07)           0.29
  2/1/94** - 9/30/94 ......    8.20           0.22          (0.79)        (0.57)        (0.22)           --           (0.79)

New York Series--Class A
  Year ended 9/30/95.......    7.67           0.42           0.36          0.78         (0.42)        (0.17)           0.19
  Year ended 9/30/94.......    8.75           0.43          (0.88)        (0.45)        (0.43)        (0.20)          (1.08)
  Year ended 9/30/93.......    8.13           0.45           0.74          1.19         (0.45)        (0.12)           0.62
  Year ended 9/30/92.......    7.94           0.49           0.26          0.75         (0.49)        (0.07)           0.19
  Year ended 9/30/91.......    7.40           0.50           0.54          1.04         (0.50)           --            0.54
  Year ended 9/30/90.......    7.71           0.51          (0.26)         0.25         (0.51)        (0.05)          (0.31)
  Year ended 9/30/89.......    7.57           0.52           0.17          0.69         (0.52)        (0.03)           0.14
  Year ended 9/30/88.......    7.28           0.52           0.48          1.00         (0.52)        (0.19)           0.29
  Year ended 9/30/87.......    8.24           0.55          (0.71)        (0.16)        (0.55)        (0.25)          (0.96)
  Year ended 9/30/86.......    7.40           0.60           0.94          1.54         (0.60)        (0.10)           0.84

New York Series--Class D
  Year ended 9/30/95.......    7.67           0.34           0.37          0.71         (0.34)        (0.17)           0.20
  2/1/94** - 9/30/94 ......    8.55           0.23          (0.88)        (0.65)        (0.23)           --           (0.88)

Ohio Series--Class A
  Year ended 9/30/95.......    7.90           0.44           0.28          0.72         (0.44)        (0.07)           0.21
  Year ended 9/30/94.......    8.77           0.44          (0.70)        (0.26)        (0.44)        (0.17)          (0.87)
  Year ended 9/30/93.......    8.28           0.46           0.56          1.02         (0.46)        (0.07)           0.49
  Year ended 9/30/92.......    8.06           0.49           0.26          0.75         (0.49)        (0.04)           0.22
  Year ended 9/30/91.......    7.62           0.51           0.45          0.96         (0.51)        (0.01)           0.44
  Year ended 9/30/90.......    7.80           0.52          (0.08)         0.44         (0.52)        (0.10)          (0.18)
  Year ended 9/30/89.......    7.71           0.54           0.11          0.65         (0.54)        (0.02)           0.09
  Year ended 9/30/88.......    7.38           0.54           0.53          1.07         (0.54)        (0.20)           0.33
  Year ended 9/30/87.......    8.09           0.57          (0.59)        (0.02)        (0.57)        (0.12)          (0.71)
  Year ended 9/30/86.......    7.27           0.61           0.87          1.48         (0.61)        (0.05)           0.82

Ohio Series--Class D
  Year ended 9/30/95.......    7.92           0.36           0.30          0.66         (0.36)        (0.07)           0.23
  2/1/94** - 9/30/94 ......    8.61           0.24          (0.69)        (0.45)        (0.24)           --           (0.69)

Oregon Series--Class A
  Year ended 9/30/95.......    7.43           0.40           0.25          0.65         (0.40)        (0.02)           0.23
  Year ended 9/30/94.......    8.08           0.40          (0.59)        (0.19)        (0.40)        (0.06)          (0.65)
  Year ended 9/30/93.......    7.60           0.42           0.48          0.90         (0.42)           --            0.48
  Year ended 9/30/92.......    7.42           0.42           0.18          0.60         (0.42)           --            0.18
  Year ended 9/30/91.......    6.96           0.44           0.46          0.90         (0.44)           --            0.46
  Year ended 9/30/90.......    7.05           0.44          (0.09)         0.35         (0.44)           --           (0.09)
  Year ended 9/30/89.......    6.83           0.44           0.22          0.66         (0.44)           --            0.22
  Year ended 9/30/88.......    6.21           0.45           0.62          1.07         (0.45)           --            0.62
  10/15/86*- 9/30/87.......    7.14           0.43          (0.93)        (0.50)        (0.43)           --           (0.93)

Oregon Series--Class D
  Year ended 9/30/95.......    7.43           0.33           0.24          0.57         (0.33)        (0.02)           0.22
  2/1/94**- 9/30/94 .......    8.02           0.22          (0.59)        (0.37)        (0.22)           --           (0.59)


                                                                               Ratio of
                                                                                 Net
                                               Total Return      Ratio of     Investment                                Adjusted Net
                                 Net Asset       Based on        Expenses       Income                  Net Assets at     Invesment
Per Share Operating               Value at      Net Asset       to Average    to Average   Portfolio    End of Period       Income
  Performance:                 End of Period      Value        Net Assets#   Net Assets#    Turnover   (000's omitted)    Per Share#
  ------------                 -------------      -----        -----------   -----------    --------   ---------------    ----------
Minnesota Series--Class A
  Year ended 9/30/95.......       $7.82           7.61%           0.87%          5.89%         5.57%       $132,716
  Year ended 9/30/94.......        7.72           0.12            0.85           5.70          3.30         134,990
  Year ended 9/30/93.......        8.28          13.06            0.90           5.89          5.73         144,600
  Year ended 9/30/92.......        7.89           7.71            0.80           6.29         12.08         151,922
  Year ended 9/30/91.......        7.81          11.10            0.80           6.28          2.61         182,979
  Year ended 9/30/90.......        7.49           5.79            0.81           6.40         12.10         160,930
  Year ended 9/30/89.......        7.60           8.34            0.83           6.61          7.55         148,425
  Year ended 9/30/88.......        7.52          14.76            0.87           6.95         35.37         132,541
  Year ended 9/30/87.......        7.12          (1.94)           0.89           6.85         16.76         118,093
  Year ended 9/30/86.......        7.99          21.25            0.90           7.41         24.98         108,016

Minnesota Series--Class D
  Year ended 9/30/95.......        7.82           6.45            1.85           4.92          5.57           2,237
  2/1/94** - 9/30/94 ......        7.73          (3.08)           1.74+          4.68+         3.30++         1,649

Missouri Series--Class A
  Year ended 9/30/95.......        7.70          10.67            0.88           5.31          3.88          51,169         $0.39
  Year ended 9/30/94.......        7.41          (4.85)           0.74           5.18         14.33          52,621          0.39
  Year ended 9/30/93.......        8.31          13.17            0.71           5.29         17.03          56,861          0.41
  Year ended 9/30/92.......        7.80           7.87            0.83           5.71         18.80          49,459
  Year ended 9/30/91.......        7.72          13.61            0.88           6.10         16.30          47,659
  Year ended 9/30/90.......        7.22           5.47            0.84           6.20         30.46          50,875
  Year ended 9/30/89.......        7.28           9.33            0.96           6.43         32.81          49,162
  Year ended 9/30/88.......        7.10          16.74            0.86           6.88         12.32          58,457
  Year ended 9/30/87.......        6.57          (4.20)           0.82           6.51         11.53          59,122          0.47
  7/1/86*- 9/30/86.........        7.32           3.87            0.86+          5.21+         0.18          45,107          0.10

Missouri Series--Class D
  Year ended 9/30/95.......        7.70           9.49            1.98           4.23          3.88             515          0.32
  2/1/94** - 9/30/94 ......        7.41          (7.16)           1.70+          4.27+        14.33++           350          0.22

New York Series--Class A
  Year ended 9/30/95.......        7.86          10.93            0.88           5.52         34.05          83,980
  Year ended 9/30/94.......        7.67          (5.37)           0.87           5.31         28.19          90,914
  Year ended 9/30/93.......        8.75          15.26            0.94           5.37         27.90         104,685
  Year ended 9/30/92.......        8.13           9.80            0.79           6.09         42.90          92,681
  Year ended 9/30/91.......        7.94          14.56            0.80           6.57         44.57          83,684
  Year ended 9/30/90.......        7.40           3.19            0.79           6.65         32.14          77,766
  Year ended 9/30/89.......        7.71           9.35            0.80           6.78         47.69          75,471
  Year ended 9/30/88.......        7.57          14.74            0.86           6.96         62.42          74,238
  Year ended 9/30/87.......        7.28          (2.42)           0.77           6.90         20.42          72,782
  Year ended 9/30/86.......        8.24          21.75            0.79           7.44         35.89          64,562

New York Series--Class D
  Year ended 9/30/95.......        7.87           9.87            1.96           4.42         34.05             885
  2/1/94** - 9/30/94 ......        7.67          (7.73)           1.81+          4.39+        28.19++           476

Ohio Series--Class A
  Year ended 9/30/95.......        8.11           9.59            0.84           5.56          2.96         170,191
  Year ended 9/30/94.......        7.90          (3.08)           0.84           5.34          9.37         171,469
  Year ended 9/30/93.......        8.77          12.81            0.85           5.44         30.68         190,083
  Year ended 9/30/92.......        8.28           9.68            0.75           6.02          7.15         170,427
  Year ended 9/30/91.......        8.06          12.96            0.77           6.42         13.95         156,179
  Year ended 9/30/90.......        7.62           5.70            0.77           6.63         16.05         136,251
  Year ended 9/30/89.......        7.80           8.74            0.79           6.91         12.72         131,900
  Year ended 9/30/88.......        7.71          15.76            0.83           7.20         26.71         122,386
  Year ended 9/30/87.......        7.38          (0.66)           0.78           7.05         15.00         119,703
  Year ended 9/30/86.......        8.09          21.17            0.80           7.62         17.21         114,023

Ohio Series--Class D
  Year ended 9/30/95.......        8.15           8.67            1.93           4.48          2.96             660
  2/1/94** - 9/30/94 ......        7.92          (5.36)           1.78+          4.41+         9.37++           324

Oregon Series--Class A
  Year ended 9/30/95.......        7.66           9.05            0.86           5.40          2.47          59,549          0.40
  Year ended 9/30/94.......        7.43          (2.38)           0.78           5.20          9.43          59,884          0.39
  Year ended 9/30/93.......        8.08          12.21            0.78           5.35          8.08          62,095          0.41
  Year ended 9/30/92.......        7.60           8.35            0.68           5.63          0.21          48,797          0.42
  Year ended 9/30/91.......        7.42          13.25            0.71           6.06          7.60          39,350          0.42
  Year ended 9/30/90.......        6.96           4.99            0.72           6.17          4.09          32,221          0.42
  Year ended 9/30/89.......        7.05           9.95            0.64           6.34          0.19          30,510          0.42
  Year ended 9/30/88.......        6.83          17.89            0.54           6.86          3.94          26,609          0.42
  10/15/86*- 9/30/87.......        6.21          (7.68)           0.52+          6.44+        20.16          24,434          0.39

Oregon Series--Class D
  Year ended 9/30/95.......        7.65           7.86            1.83           4.41          2.47           1,495          0.33
  2/1/94**- 9/30/94 .......        7.43          (4.76)           1.72+          4.32+         9.43++           843          0.22


                                                      Adjusted
                                       Adjusted       Ratio of
                                      Ratio of    Net Investment
                                     Expenses to       Income
                                     Average Net     to Average
                                       Assets#      Net Assets#
                                       -------      -----------
Minnesota Series--Class A
  Year ended 9/30/95.......
  Year ended 9/30/94.......
  Year ended 9/30/93.......
  Year ended 9/30/92.......
  Year ended 9/30/91.......
  Year ended 9/30/90.......
  Year ended 9/30/89.......
  Year ended 9/30/88.......
  Year ended 9/30/87.......
  Year ended 9/30/86.......

Minnesota Series--Class D
  Year ended 9/30/95.......
  2/1/94** - 9/30/94 ......

Missouri Series--Class A
  Year ended 9/30/95.......             0.93%          5.26%
  Year ended 9/30/94.......             0.88           5.04
  Year ended 9/30/93.......             0.91           5.09
  Year ended 9/30/92.......
  Year ended 9/30/91.......
  Year ended 9/30/90.......
  Year ended 9/30/89.......
  Year ended 9/30/88.......
  Year ended 9/30/87.......             0.89           6.43
  7/1/86*- 9/30/86.........             1.07+          5.42+

Missouri Series--Class D
  Year ended 9/30/95.......             2.03           4.18
  2/1/94** - 9/30/94 ......             1.80+          4.17+

New York Series--Class A
  Year ended 9/30/95.......
  Year ended 9/30/94.......
  Year ended 9/30/93.......
  Year ended 9/30/92.......
  Year ended 9/30/91.......
  Year ended 9/30/90.......
  Year ended 9/30/89.......
  Year ended 9/30/88.......
  Year ended 9/30/87.......
  Year ended 9/30/86.......

New York Series--Class D
  Year ended 9/30/95.......
  2/1/94** - 9/30/94 ......

Ohio Series--Class A
  Year ended 9/30/95.......
  Year ended 9/30/94.......
  Year ended 9/30/93.......
  Year ended 9/30/92.......
  Year ended 9/30/91.......
  Year ended 9/30/90.......
  Year ended 9/30/89.......
  Year ended 9/30/88.......
  Year ended 9/30/87.......
  Year ended 9/30/86.......

Ohio Series--Class D
  Year ended 9/30/95.......
  2/1/94** - 9/30/94 ......

Oregon Series--Class A
  Year ended 9/30/95.......             0.91           5.35
  Year ended 9/30/94.......             0.89           5.09
  Year ended 9/30/93.......             0.93           5.20
  Year ended 9/30/92.......             0.83           5.48
  Year ended 9/30/91.......             0.91           5.86
  Year ended 9/30/90.......             0.93           5.96
  Year ended 9/30/89.......             0.96           6.03
  Year ended 9/30/88.......             1.01           6.39
  10/15/86*- 9/30/87.......             1.11+          5.85+

Oregon Series--Class D
  Year ended 9/30/95.......             1.88           4.36
  2/1/94**- 9/30/94 .......             1.82+          4.22+

----------
 # During the periods stated, the Manager, at its discretion, reimbursed certain expenses and/or waived all or portions of its fees. The adjusted net investment income per share and adjusted ratios reflect what the results would have been had the Manager not reimbursed certain expenses and/or not waived its fees.
 *   Commencement of offering of Class A shares.
**   Commencement of offering of Class D shares.
 +   Annualized
++   For the year ended 9/30/94.



                                     12-13


                                                                        Increase
                                                        Net Realized   (Decrease)
                         Net Asset Value      Net       & Unrealized      from       Dividends    Distributions     Net Increase
Per Share Operating        at Beginning    Investment    Investment    Investment     Paid or        from Net      (Decrease) in
  Performance:              of Period       Income#     Gain (Loss)    Operations     Declared    Gain Realized   Net Asset Value
  ------------              ---------       -------     -----------    ----------     --------    -------------   ---------------
South Carolina Series--Class A
  Year ended 9/30/95.......   $7.61          $0.41          $0.37        $0.78         $(0.41)        $(0.01)           $0.36
  Year ended 9/30/94.......    8.52           0.41          (0.79)       (0.38)         (0.41)         (0.12)           (0.91)
  Year ended 9/30/93.......    8.00           0.43           0.54         0.97          (0.43)         (0.02)            0.52
  Year ended 9/30/92.......    7.71           0.45           0.31         0.76          (0.45)         (0.02)            0.29
  Year ended 9/30/91.......    7.23           0.46           0.52         0.98          (0.46)         (0.04)            0.48
  Year ended 9/30/90.......    7.37           0.48          (0.14)        0.34          (0.48)            --            (0.14)
  Year ended 9/30/89.......    7.21           0.48           0.17         0.65          (0.48)         (0.01)            0.16
  Year ended 9/30/88.......    6.67           0.50           0.54         1.04          (0.50)            --             0.54
  6/30/87*-9/30/87.........    7.14           0.11          (0.47)       (0.36)         (0.11)            --            (0.47)

South Carolina Series--Class D
  Year ended 9/30/95.......    7.61           0.34           0.37         0.71          (0.34)         (0.01)            0.36
  2/1/94** - 9/30/94 ......    8.42           0.22          (0.81)       (0.59)         (0.22)            --            (0.81)

California High-Yield Series--Class A
  Year ended 9/30/95.......    6.30           0.37           0.17         0.54          (0.37)            --             0.17
  Year ended 9/30/94.......    6.73           0.37          (0.34)        0.03          (0.37)         (0.09)           (0.43)
  Year ended 9/30/93.......    6.65           0.39           0.28         0.67          (0.39)         (0.20)            0.08
  Year ended 9/30/92.......    6.50           0.41           0.16         0.57          (0.41)         (0.01)            0.15
  Year ended 9/30/91.......    6.18           0.42           0.33         0.75          (0.42)         (0.01)            0.32
  Year ended 9/30/90.......    6.36           0.42          (0.07)        0.35          (0.42)         (0.11)           (0.18)
  Year ended 9/30/89.......    6.27           0.44           0.15         0.59          (0.44)         (0.06)            0.09
  Year ended 9/30/88.......    5.94           0.44           0.39         0.83          (0.44)         (0.06)            0.33
  Year ended 9/30/87.......    6.73           0.46          (0.53)       (0.07)         (0.46)         (0.26)           (0.79)
  Year ended 9/30/86.......    5.96           0.51           0.89         1.40          (0.51)         (0.12)            0.77

California High-Yield Series--Class D
  Year ended 9/30/95.......    6.31           0.31           0.17         0.48          (0.31)            --             0.17
  2/1/94**- 9/30/94........    6.67           0.21          (0.36)       (0.15)         (0.21)            --            (0.36)

California Quality Series--Class A
  Year ended 9/30/95.......    6.39           0.34           0.32         0.66          (0.34)         (0.06)            0.26
  Year ended 9/30/94.......    7.28           0.35          (0.73)       (0.38)         (0.35)         (0.16)           (0.89)
  Year ended 9/30/93.......    6.85           0.37           0.54         0.91          (0.37)         (0.11)            0.43
  Year ended 9/30/92.......    6.65           0.40           0.22         0.62          (0.40)         (0.02)            0.20
  Year ended 9/30/91.......    6.22           0.40           0.46         0.86          (0.40)         (0.03)            0.43
  Year ended 9/30/90.......    6.47           0.40          (0.13)        0.27          (0.40)         (0.12)           (0.25)
  Year ended 9/30/89.......    6.29           0.42           0.19         0.61          (0.42)         (0.01)            0.18
  Year ended 9/30/88.......    6.01           0.42           0.39         0.81          (0.42)         (0.11)            0.28
  Year ended 9/30/87.......    6.73           0.45          (0.59)       (0.14)         (0.45)         (0.13)           (0.72)
  Year ended 9/30/86.......    5.98           0.49           0.83         1.32          (0.49)         (0.08)            0.75

California Quality Series--Class D
  Year ended 9/30/95.......    6.38           0.28           0.31         0.59          (0.28)         (0.06)            0.25
  2/1/94**- 9/30/94 .......    7.13           0.19          (0.75)       (0.56)         (0.19)            --            (0.75)

Florida Series--Class A
  Year ended 9/30/95.......    7.34           0.40           0.37         0.77          (0.40)            --             0.37
  Year ended 9/30/94.......    8.20           0.42          (0.74)       (0.32)         (0.42)         (0.12)           (0.86)
  Year ended 9/30/93.......    7.56           0.46           0.65         1.11          (0.46)         (0.01)            0.64
  Year ended 9/30/92.......    7.37           0.47           0.19         0.66          (0.47)            --             0.19
  Year ended 9/30/91.......    6.90           0.43           0.47         0.90          (0.43)            --             0.47
  Year ended 9/30/90.......    6.99           0.45          (0.09)        0.36          (0.45)            --            (0.09)
  Year ended 9/30/89.......    6.71           0.46           0.28         0.74          (0.46)            --             0.28
  Year ended 9/30/88.......    6.02           0.47           0.69         1.16          (0.47)            --             0.69
  11/17/86*- 9/30/87.......    7.14           0.40          (1.12)       (0.72)         (0.40)            --            (1.12)

Florida Series--Class D
  Year ended 9/30/95.......    7.34           0.34           0.38         0.72          (0.34)            --             0.38
    2/1/94**- 9/30/94 .....    8.10           0.24          (0.76)       (0.52)         (0.24)            --            (0.76)

North Carolina Series--Class A
  Year ended 9/30/95.......    7.30           0.39           0.45         0.84          (0.39)         (0.01)            0.44
  Year ended 9/30/94.......    8.22           0.41          (0.87)      (0.46)          (0.41)         (0.05)           (0.92)
  Year ended 9/30/93.......    7.61           0.43           0.63         1.06          (0.43)         (0.02)            0.61
  Year ended 9/30/92.......    7.39           0.44           0.22         0.66          (0.44)            --             0.22
  Year ended 9/30/91.......    7.04           0.45           0.35         0.80          (0.45)            --             0.35
  8/27/90*- 9/30/90........    7.14           0.03          (0.10)       (0.07)         (0.03)            --            (0.10)

North Carolina Series--Class D
  Year ended 9/30/95.......    7.29           0.33           0.46         0.79          (0.33)         (0.01)            0.45
  2/1/94**- 9/30/94 .......    8.17           0.23          (0.88)       (0.65)         (0.23)            --            (0.88)


                                                                               Ratio of
                                                                                 Net
                                               Total Return      Ratio of     Investment                                Adjusted Net
                                 Net Asset       Based on        Expenses       Income                  Net Assets at     Invesment
Per Share Operating               Value at      Net Asset       to Average    to Average   Portfolio    End of Period       Income
  Performance:                 End of Period      Value        Net Assets#   Net Assets#    Turnover   (000's omitted)    Per Share#
  ------------                 -------------      -----        -----------   -----------    --------   ---------------    ----------
South Carolina Series--Class A
  Year ended 9/30/95.......         $7.97        10.69%           0.88%          5.38%        4.13%       $112,421
  Year ended 9/30/94.......          7.61        (4.61)           0.83           5.12         1.81         115,133
  Year ended 9/30/93.......          8.52        12.52            0.85           5.19        17.69         120,589
  Year ended 9/30/92.......          8.00        10.08            0.81           5.71         3.37          82,882
  Year ended 9/30/91.......          7.71        13.95            0.81           6.14         9.05          63,863         $0.45
  Year ended 9/30/90.......          7.23         4.48            0.73           6.47        15.26          49,234          0.47
  Year ended 9/30/89.......          7.37         9.41            0.68           6.48         0.03          46,487          0.46
  Year ended 9/30/88.......          7.21        16.18            0.33           7.03        12.36          26,385          0.45
  6/30/87*-9/30/87.........          6.67        (5.37)           0.02+          6.34+          --          12,033          0.08

South Carolina Series--Class D
  Year ended 9/30/95.......          7.97         9.63            1.85           4.40         4.13           1,704
  2/1/94** - 9/30/94 ......          7.61        (7.14)           1.74+          4.29+        1.81++         1,478

California High-Yield Series--Class A
  Year ended 9/30/95.......          6.47         8.85            0.90           5.84        17.64          51,504
  Year ended 9/30/94.......          6.30         0.41            0.85           5.74         8.36          48,007
  Year ended 9/30/93.......          6.73        10.66            0.88           5.94         7.70          51,218
  Year ended 9/30/92.......          6.65         9.00            0.82           6.20        45.50          49,448
  Year ended 9/30/91.......          6.50        12.53            0.83           6.67         5.13          49,172
  Year ended 9/30/90.......          6.18         5.57            0.89           6.68        17.66          49,312
  Year ended 9/30/89.......          6.36         9.61            0.89           6.85        14.70          51,079
  Year ended 9/30/88.......          6.27        14.72            0.91           7.17        20.79          53,037
  Year ended 9/30/87.......          5.94        (1.46)           0.83           7.07        16.89          56,598
  Year ended 9/30/86.......          6.73        24.79            0.66           7.88        54.08          51,046          0.50

California High-Yield Series--Class D
  Year ended 9/30/95.......          6.48         7.78            1.91           4.84        17.64           1,277
  2/1/94**- 9/30/94........          6.31        (2.47)           1.74+          4.73+        8.36++           650

California Quality Series--Class A
  Year ended 9/30/95.......          6.65        10.85            0.89           5.34        11.24          94,947
  Year ended 9/30/94.......          6.39        (5.46)           0.81           5.20        22.16          99,020
  Year ended 9/30/93.......          7.28        13.92            0.82           5.30        15.67         111,732
  Year ended 9/30/92.......          6.85         9.56            0.78           5.86        34.25          93,557
  Year ended 9/30/91.......          6.65        14.35            0.78           6.19        20.11          77,884
  Year ended 9/30/90.......          6.22         4.22            0.83           6.31        28.61          61,854
  Year ended 9/30/89.......          6.47         9.86            0.85           6.53        57.85          59,258
  Year ended 9/30/88.......          6.29        14.37            0.86           6.74        46.47          58,608
  Year ended 9/30/87.......          6.01        (2.59)           0.77           6.76        15.17          58,872
  Year ended 9/30/86.......          6.73        23.06            0.67           7.36        28.66          53,388          0.48

California Quality Series--Class D
  Year ended 9/30/95.......          6.63         9.61            1.88           4.36        11.24             863
  2/1/94**- 9/30/94 .......          6.38        (8.01)           1.77+          4.39+       22.16++           812

Florida Series--Class A
  Year ended 9/30/95.......          7.71        10.87            0.72           5.38        11.82          49,030          0.37
  Year ended 9/30/94.......          7.34        (3.99)           0.42           5.49         6.17          49,897          0.38
  Year ended 9/30/93.......          8.20        15.21            0.23           5.82        16.42          52,855          0.40
  Year ended 9/30/92.......          7.56         9.24            0.17           6.32        12.62          37,957          0.41
  Year ended 9/30/91.......          7.37        13.41            0.90           6.00           --          28,173          0.42
  Year ended 9/30/90.......          6.90         5.23            0.65           6.44        13.08          24,025          0.44
  Year ended 9/30/89.......          6.99        11.28            0.69           6.61         2.41          23,062          0.44
  Year ended 9/30/88.......          6.71        19.82            0.67           7.18         1.07          20,457          0.45
  11/17/86*- 9/30/87.......          6.02       (10.74)           0.50+          6.85+       28.52          22,228          0.37

Florida Series--Class D
  Year ended 9/30/95.......          7.72        10.07            1.66           4.53        11.82             603          0.31
    2/1/94**- 9/30/94 .....          7.34        (6.64)           1.29+          4.61+        6.17++           244          0.21

North Carolina Series--Class A
  Year ended 9/30/95.......          7.74        11.92            0.82           5.21         4.38          37,446          0.36
  Year ended 9/30/94.......          7.30        (5.80)           0.44           5.29        15.61          38,920          0.35
  Year ended 9/30/93.......          8.22        14.46            0.23           5.44         3.13          38,828          0.35
  Year ended 9/30/92.......          7.61         9.23            0.14           5.83        12.51          21,836          0.34
  Year ended 9/30/91.......          7.39        11.97            0.07           6.10           --           9,255          0.22
  8/27/90*- 9/30/90........          7.04        (1.40)           0.94+          4.48+          --           1,377          0.01

North Carolina Series--Class D
  Year ended 9/30/95.......          7.74        11.19            1.64           4.42         4.38           1,257          0.31
  2/1/94**- 9/30/94 .......          7.29        (8.15)           1.27+          4.49+       15.61++         1,282          0.20


                                                          Adjusted
                                           Adjusted       Ratio of
                                          Ratio of    Net Investment
                                         Expenses to       Income
                                         Average Net     to Average
                                           Assets#      Net Assets#
                                           -------      -----------
South Carolina Series--Class A
  Year ended 9/30/95.......
  Year ended 9/30/94.......
  Year ended 9/30/93.......
  Year ended 9/30/92.......
  Year ended 9/30/91.......                 0.91%          6.04%
  Year ended 9/30/90.......                 0.84           6.35
  Year ended 9/30/89.......                 0.88           6.28
  Year ended 9/30/88.......                 1.00           6.36
  6/30/87*-9/30/87.........                 2.08+          4.28+

South Carolina Series--Class D
  Year ended 9/30/95.......
  2/1/94** - 9/30/94 ......

California High-Yield Series--Class A
  Year ended 9/30/95.......
  Year ended 9/30/94.......
  Year ended 9/30/93.......
  Year ended 9/30/92.......
  Year ended 9/30/91.......
  Year ended 9/30/90.......
  Year ended 9/30/89.......
  Year ended 9/30/88.......
  Year ended 9/30/87.......
  Year ended 9/30/86.......                 0.80           7.73

California High-Yield Series--Class D
  Year ended 9/30/95.......
  2/1/94**- 9/30/94........

California Quality Series--Class A
  Year ended 9/30/95.......
  Year ended 9/30/94.......
  Year ended 9/30/93.......
  Year ended 9/30/92.......
  Year ended 9/30/91.......
  Year ended 9/30/90.......
  Year ended 9/30/89.......
  Year ended 9/30/88.......
  Year ended 9/30/87.......
  Year ended 9/30/86.......                 0.80           7.23

California Quality Series--Class D
  Year ended 9/30/95.......
  2/1/94**- 9/30/94 .......

Florida Series--Class A
  Year ended 9/30/95.......                 1.03           5.07
  Year ended 9/30/94.......                 1.00           4.91
  Year ended 9/30/93.......                 1.03           5.01
  Year ended 9/30/92.......                 1.02           5.47
  Year ended 9/30/91.......                 1.15           5.75
  Year ended 9/30/90.......                 0.90           6.20
  Year ended 9/30/89.......                 0.94           6.36
  Year ended 9/30/88.......                 0.91           6.93
  11/17/86*- 9/30/87.......                 1.01+          6.35+

Florida Series--Class D
  Year ended 9/30/95.......                 1.97           4.22
    2/1/94**- 9/30/94 .....                 1.84+          4.06+

North Carolina Series--Class A
  Year ended 9/30/95.......                 1.18           4.85
  Year ended 9/30/94.......                 1.13           4.60
  Year ended 9/30/93.......                 1.22           4.45
  Year ended 9/30/92.......                 1.40           4.57
  Year ended 9/30/91.......                 3.22           2.96
  8/27/90*- 9/30/90........                 4.48+          1.04+

North Carolina Series--Class D
  Year ended 9/30/95.......                 2.00           4.06
  2/1/94**- 9/30/94 .......                 1.95+          3.82+

----------
 # During the periods stated, the Manager, at its discretion, reimbursed certain expenses and/or waived all or portions of its fees. The adjusted net investment income per share and adjusted ratios reflect what the results would have been had the Manager not reimbursed certain expenses and/or not waived its fees.
 *   Commencement of offering of Class A shares.
**   Commencement of offering of Class D shares.
 +   Annualized
++   For the year ended 9/30/94.



                                     14-15

ALTERNATIVE DISTRIBUTION SYSTEM

     Each Series offers two classes of shares. Class A shares are sold to investors who have concluded that they would prefer to pay an initial sales load and have the benefit of lower continuing charges. Class D shares are sold to investors choosing to pay no initial sales load, a higher distribution fee and, with respect to redemptions within one year of purchase, a CDSL. The Alternative Distribution System allows investors to choose the method of purchasing shares that is most beneficial in light of the amount of the purchase, the length of time the shares are expected to be held and other relevant circumstances. Investors should determine whether under their particular circumstances it is more advantageous to incur an initial sales load and be subject to lower ongoing charges, as discussed below, or to have the entire initial purchase price invested in a Series with the investment thereafter being subject to higher ongoing charges and, for a one-year period, a CDSL.


     Investors who qualify for reduced sales loads, as described under "Purchase Of Shares" below, might choose to purchase Class A shares because Class A shares would be subject to lower ongoing fees. The amount invested in a Series, however, is reduced by the initial sales load deducted at the time of purchase.


     Investors who do not qualify for reduced initial sales loads but expect to maintain their investment for an extended period of time might also purchase Class A shares because over time the accumulated continuing distribution fee of Class D shares may exceed the initial sales load and lower distribution fee of Class A shares. This consideration must be weighed against the fact that the amount invested in a Series will be reduced by the initial sales load deducted at the time of purchase. Furthermore, the distribution fees will be offset to the extent any return is realized on the additional funds initially invested under the Class D alternative.


     Alternatively, some investors might choose to have all of their funds invested initially by purchasing Class D shares, although remaining subject to a higher continuing distribution fee and, for a one-year period, a CDSL as described below. For example, an investor who does not qualify for reduced sales loads would have to hold Class A shares for more than 6.33 years for the Class D distribution fee to exceed the initial sales load plus the distribution fee on Class A shares. This example does not take into account the time value of money which further reduces the impact of the Class D shares' 1% distribution fee, fluctuations in net asset value or the effect of the return on the investment over this period of time.

     The two classes of shares of a Series represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the Investment Company Act of 1940, as amended (the "1940 Act"), or applicable state law. The net income attributable to each class and dividends payable on the shares of each class will be reduced by the amount of distribution fee of each class. Class D shares bear higher distribution expenses which will cause the Class D shares to pay lower dividends than the Class A shares. The two classes also have separate exchange privileges.

     The Directors or Trustees of each Fund believe that no conflict of interest currently exists between the Class A and Class D shares. On an ongoing basis, they, in the exercise of their fiduciary duties under the 1940 Act and applicable state law, will seek to ensure that no such conflict arises. For this purpose, they will monitor the Funds for the existence of any material conflict among the classes and will take such action as is reasonably necessary to eliminate any such conflicts that may develop.



     Differences Between Classes. The primary distinctions between Class A and Class D shares are their sales load structures and ongoing expenses as set forth below. Each class has advantages and disadvantages for different investors, and investors should choose the class that best suits their circumstances and their objectives.

                                        Annual 12b-1 Fees
                                        (as a % of average
                  Sales Load            daily net assets)   Other Information
                  ----------            -----------------   -----------------

Class A           Maximum initial       Service fee of      Initial sales load
                  sales load of 4.75%   .25%.               waived or reduced
                  of the public                             for certain
                  offering price.                           purchases.

Class D           None                  Service fee of      CDSL of 1% on
                                        .25%; Distribution  redemptions within
                                        fee of .75%.        one year of
                                                            purchase.



INVESTMENT OBJECTIVES AND POLICIES


Tax-Exempt Securities


     As used in this Prospectus, "tax-exempt securities" refers to short-term notes, commercial paper and intermediate and long-term bonds issued by or on behalf of states, territories and possessions of the United States and the District of Columbia, and their political subdivisions (such as counties, cities, boroughs, townships, school districts and authorities), agencies, and instrumentalities, the interest on which is, in the opinion of counsel to the issuers, exempt from regular federal income taxes and, in certain instances, applicable state or local income taxes. Such securities are traded primarily in the over-the-counter market.


     Tax-exempt bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, and gas and electric utilities. Tax-exempt bonds also may be issued in connection with the refunding of outstanding obligations, obtaining funds to lend to other public institutions and for general operating expenses.


     The two principal classifications of tax-exempt bonds are "general obligation bonds" and "revenue bonds." General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, but not from the general taxing power. In addition, certain types of "industrial development bonds" issued by or on behalf of public authorities to obtain funds for privately-operated facilities are eligible for purchase, provided that the interest paid thereon qualifies as exempt from federal income taxes and, in certain instances, applicable state and/or local taxes. Tax-exempt industrial development bonds do not generally carry the pledge of the credit of the issuing municipality. Interest earned from certain tax-exempt securities (including certain industrial development bonds) that are private activity bonds, as defined in the Internal Revenue Code of 1986, as amended, is treated as a preference item for purposes of the alternative minimum tax. In the event a Series invests in tax-exempt securities whose interest is subject to the alternative minimum tax, no more than 20% of such Series' assets would be invested in such securities, together with securities the interest on which is subject to federal, state of local income tax.


     Tax-exempt notes generally are issued to provide for short-term capital needs and generally have maturities of 5 years or less. They include such securities as Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes and Construction Loan Notes. Tax-exempt commercial paper are short-term obligations generally having a maturity of less than nine months.

     It should be noted that tax-exempt securities may be adversely affected by local political and economic conditions and developments within a particular state. For example, adverse conditions in an industry that is significant to the state could have a correspondingly adverse effect on specific issuers within the state or on anticipated revenue of the issuing state; conversely, an improving economic outlook for a significant industry may have a positive effect on such issuers or revenue. The value of tax-exempt securities is dependent on a variety of factors, including general conditions in the money markets or the municipal bond markets, political and economic factors nationally or within a state, the size of the particular offering, the supply of tax-exempt bonds, the maturity of the obligation, the credit quality and rating of the issue and the assistance provided to the bond issuing authority by the applicable state. Under normal market conditions, if general market interest rates are increasing, the prices of bonds will decrease. In a market of decreasing interest rates, the opposite will generally be true. In either case, the longer the maturity, the greater the effect. A more detailed description of the tax-exempt securities in which each Series may invest and special factors relating to them is set forth in the Series' Statement of Additional Information.

Seligman New Jersey Tax-Exempt Fund, Inc.

     The New Jersey Fund is a non-diversified, open-end management investment company, as defined in the 1940 Act, or mutual fund, incorporated in Maryland on March 13, 1987.

     The New Jersey Fund seeks to maximize income exempt from federal income tax and New Jersey personal income tax to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain by investing in New Jersey tax-exempt securities that are rated investment grade on the date of investment. The New Jersey Fund also may invest in New Jersey tax-exempt securities that, while not rated as investment grade, are not rated lower than B by S&P or Moody's, or if not rated, are believed, based upon credit analysis by the Manager, to have at least comparable credit to B rated securities. There can be no assurance that the Fund will be able to meet its investment objective.


     The Fund will attempt to invest 100%, and as a matter of fundamental policy will invest at least 80%, of the value of its net assets in securities the interest on which is exempt from federal income tax and New Jersey personal income tax. However, in abnormal market conditions if, in the judgment of the Manager, tax-exempt securities satisfying the Fund's objective may not be purchased or for other temporary defensive purposes, the Fund may make investments in securities the interest on which is exempt only from federal income tax, such as securities issued by states other than New Jersey, or is exempt only from New Jersey personal income tax, such as securities issued by the U.S. Government (such as Treasury bills, notes and bonds), its agencies, instrumentalities or authorities. Moreover, under such conditions, the Fund may also make temporary investments in fixed-income securities the interest on which is not exempt from either federal income tax or New Jersey personal income tax. Such investments will be substantially in highly-rated corporate debt securities (rated AA--, or better, by S&P or Aa3, or better, by Moody's), prime commercial paper (rated A-1+/A-1 by S&P or P-1 by Moody's), and certificates of deposit of "Acceptable Banking Institutions." Acceptable Banking Institutions are defined as the 100 largest (based on assets) banks that are subject to regulatory supervision by the U.S. Government or state governments and the 50 largest (based on assets) foreign banks with branches or agencies in the United States. Investments in certificates of deposit of foreign banks and foreign branches of U.S. banks may involve certain risks, including different regulation, use of different accounting procedures, political or other economic developments, exchange controls, or possible seizure or nationalization of foreign deposits. The Fund is permitted to purchase project notes and standby commitments; however, the Fund has no present intention of investing in such securities.


Seligman Pennsylvania Tax-Exempt Fund Series

     The Pennsylvania Fund is a non-diversified, open-end management investment company organized as an unincorporated trust under the laws of the Commonwealth of Pennsylvania by a Declaration of Trust dated May 13, 1986.

     The Pennsylvania Fund seeks high tax-exempt income consistent with preservation of capital by investing in Pennsylvania tax-exempt securities that are rated investment grade on the date of investment. The Pennsylvania Fund also may invest in unrated Pennsylvania tax-exempt securities if, based upon credit analysis by the Manager, it is believed that such securities are of comparable quality to investment grade securities. The securities which the Pennsylvania Fund will hold ordinarily will have maturities in excess of one year. There can be no assurance that the Fund will be able to meet its investment objective.

     The Fund will attempt to invest 100%, and as a matter of fundamental policy will invest at least 80%, of the value of its net assets in securities the interest on which is exempt from federal and Pennsylvania income taxes. However, in abnormal market conditions if, in the judgment of the Manager, tax-exempt securities satisfying the Fund's objectives can not be purchased, the Fund may make temporary investments in securities the interest on which is exempt only from federal income tax, such as securities issued by states other than
Pennsylvania , or is exempt only from Pennsylvania income tax, such as securities issued by the U.S. Government (such as bills, notes and bonds), its agencies, instrumentalities or authorities. Moreover, under such conditions, the Fund may make temporary investments in fixed-income securities the interest on which is not exempt from either federal or Pennsylvania income taxes. Such investments will be substantially in highly-rated corporate debt securities (rated AA--, or better, by S&P or Aa3, or better, by Moody's), prime commercial paper (rated A-1+/A-1 by S&P or P-1 by Moody's) and certificates of deposit of Acceptable Banking Institutions, as defined under "Seligman New Jersey Tax-Exempt Fund, Inc." Investments in certificates of deposit of foreign banks and foreign branches of U.S. banks may involve certain risks, as described above.


     Although the underlying value and quality of particular securities will be considered in selecting investments for the Fund, capital appreciation will not be a factor. However, the Fund may sell securities held in its portfolio and, as a result, realize capital gain or loss, in order to eliminate unsafe investments and investments not consistent with the preservation of the capital or tax status of the Fund; honor redemption orders; meet anticipated redemption requirements and negate gains from discount purchases; reinvest the earnings from portfolio securities in like securities; or defray normal administration expenses.

     The Fund is authorized to purchase standby commitments; however, the Fund has no present intention of investing in such securities.

Seligman Tax-Exempt Fund Series, Inc.

     The Tax-Exempt Fund is a non-diversified, open-end management investment company, as defined in the 1940 Act, incorporated in Maryland on August 8, 1983. The Tax-Exempt Fund consists of a National Series and twelve state Series, as described below. The Tax-Exempt Fund State Series offer investments in the following states:

         Colorado                           Minnesota
         Georgia                            Missouri
         Louisiana                          New York
         Maryland                           Ohio
         Massachusetts                      Oregon
         Michigan                           South Carolina

     National Series seeks to maximize income exempt from federal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain. Under normal market conditions, the National Series attempts to invest 100%, and as a matter of fundamental policy will invest at least 80%, of the value of its net assets in securities of states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income taxes. There can be no assurance that the Series will be able to meet its investment objective.


     Tax-Exempt Fund State Series each seek to maximize income exempt from federal income taxes and from the personal income taxes of its designated state to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain. Each State Series attempts to invest 100%, and as a matter of fundamental policy invests at least 80%, of the value of its net assets in securities the interest on which is exempt from federal income taxes and from the personal income taxes of the designated state. Each State Series may also invest in tax-exempt securities of issuers outside its designated state if such securities bear interest that is exempt from federal income taxes and personal income taxes of the state. If, in abnormal market conditions, in the judgment of the Manager, tax-exempt securities satisfying the investment objective of any of the State Series are not available or for other defensive purposes, such State Series may temporarily invest up to 20% of the value of its net assets in instruments the interest on which is exempt from federal income taxes, but not State personal income taxes. Such securities would include those set forth under "Tax-Exempt Securities" above, that would otherwise meet the Series' objective. There can be no assurance that a Series will be able to meet its investment objective.


     Each State Series and the National Series are expected to invest principally, without percentage limitations, in tax-exempt securities that are rated investment grade on the date of investment. Each Series also may invest in unrated tax-exempt securities if, based upon credit analysis by the Manager, it is believed that such securities are of comparable quality to investment grade securities.


     In unusual circumstances, the Tax-Exempt Fund may invest up to 20% of the value of its net assets on a temporary basis in fixed-income securities, the interest on which is subject to federal, state or local income tax, pending the investment or reinvestment in tax-exempt securities of proceeds of sales of shares or sales of portfolio securities or in order to avoid the necessity of liquidating portfolio investments to meet redemptions of shares by investors or where market conditions due to rising interest rates or other adverse factors warrant temporary investing for defensive purposes. Investments in taxable securities will be substantially in securities issued or guaranteed by the U.S. Government (such as bills, notes and bonds), its agencies, instrumentalities or authorities; highly-rated corporate debt securities (rated AA-, or better, by S&P or Aa3, or better, by Moody's); prime commercial paper (rated A-1+/A-1 by S&P or P-1 by Moody's) and certificates of deposit of Acceptable Banking
Institutions, as defined under "Seligman New Jersey Tax-Exempt Fund, Inc." Investments in certificates of deposit of foreign banks and foreign branches of U.S. banks may involve certain risks, as described above.


Seligman Tax-Exempt Series Trust

     The Tax-Exempt Trust is a non-diversified open-end management investment company, organized as an unincorporated business trust under the laws of Massachusetts on July 27, 1984. The Tax-Exempt Trust consists of Seligman North Carolina Tax-Exempt Series, Seligman Florida Tax-Exempt Series, Seligman California Tax-Exempt Quality Series and Seligman California Tax-Exempt High-Yield Series.


     Seligman North Carolina Tax-Exempt Series (the "North Carolina Series") and Seligman Florida Tax-Exempt Series (the "Florida Series") each seek high income exempt from federal income taxes (and with respect to the North Carolina Series, North Carolina personal income taxes) consistent with preservation of capital and with consideration given to capital gain by investing in North Carolina or Florida tax-exempt securities, as applicable, and investment grade commercial paper rated within the two highest rating categories, on the date of investment. Each Series also may invest in unrated tax-exempt securities if, based upon credit analysis by the Manager and under the supervision of the Trustees, it is believed that such securities are of comparable quality to investment grade securities. There can be no assurance that a Series will be able to meet its investment objective.

     Each Series will attempt to invest 100%, and as a matter of fundamental policy will invest at least 80%, of the value of its net assets in North Carolina or Florida tax-exempt securities, as applicable, the interest on which is exempt from federal taxes and, if applicable, North Carolina personal taxes. However, in abnormal market conditions if, in the judgment of the Manager, North Carolina or Florida tax-exempt securities satisfying the Series' objective may not be purchased, the Tax-Exempt Trust may make temporary investments in securities issued by states other than North Carolina or Florida. Moreover, under such conditions and for defensive purposes, a Series may make temporary investments in high-quality securities, the interest on which is not exempt from federal income tax or, if applicable, North Carolina personal taxes. Investments in taxable securities will be substantially in securities issued or guaranteed by the U.S. Government (such as bills, notes and bonds), its agencies, instrumentalities or authorities; highly-rated corporate debt securities (rated AA--, or better, by S&P or Aa3, or better, by Moody's); prime commercial paper (rated A-1+/A-1 by S&P or P-1 by Moody's) and certificates of deposit of
Acceptable Banking Institutions, as defined under "Seligman New Jersey Tax-Exempt Fund, Inc." Investments in certificates of deposit of foreign banks and foreign branches of U.S. banks may involve certain risks, as described above.

     Each Series is permitted to purchase project notes and standby commitments; however, neither Series has any present intention of investing in such securities.

     Seligman California Tax-Exempt Quality Series (the "California Quality Series") seeks high income exempt from federal income taxes and from the personal income taxes of California consistent with preservation of capital and with consideration given to capital gain by investing in California tax-exempt securities that on the date of investment are within the three highest ratings of Moody's (Aaa, Aa, A for bonds; MIG1, MIG2, MIG3, for notes; P-1 for commercial paper) or S&P (AAA, AA, A for bonds; SP-1, SP-2 for notes; A-1+, A-1/A-2 for commercial paper). The Series also may invest in unrated California tax-exempt securities if, based upon credit analysis by the Manager, it is believed that such securities are of comparable quality to the rated securities in which the series may invest. The securities held by the Series ordinarily will have maturities in excess of one year. There can be no assurance that the Series will be able to meet its investment objective.


     Seligman California Tax-Exempt High-Yield Series (the "California High-Yield Series") seeks the maximum income exempt from federal income taxes and from the personal income taxes of California consistent with preservation of capital and with consideration given to capital gain by investing in California tax-exempt securities that on the date of investment are rated within the medium to lower rating categories by Moody's (Baa or lower for bonds; MIG3 or lower for notes; P-2 or lower for commercial paper) or S&P (BBB or lower for bonds; A-2 or lower for commercial paper). The Series may invest in unrated California tax-exempt securities if, based upon credit analysis by the Manager, it is believed that such securities are of comparable quality to securities with a medium or low credit rating. The Securities held by the Series ordinarily will have maturities in excess of one year. There can be no assurance that the Series will be able to meet its investment objective.

     The securities in which this Series invests generally involve greater volatility of price and risk of loss of principal and income than securities in higher rating categories. Shares of this Series are appropriate only for those investors who can bear the risk inherent in seeking the highest tax-exempt yields.


     During the fiscal year ended September 30, 1995 the weighted average ratings of the California tax-exempt long-term securities held by the California High-Yield Series were as follows:

                                                          Percentage of Total
                           S&P/Moody's Ratings                Investments
                           -------------------                -----------

          AAA/Aaa ..............................................   14%
          AA/Aa ................................................    7%
          A/A ..................................................   25%
          BBB/Baa ..............................................   13%
          BB/Ba ................................................   --
          B/B ..................................................   --
          CCC/Caa ..............................................   --
          Unrated ..............................................   40%


     California tax-exempt securities in the fourth rating category of Moody's and S&P, although commonly referred to as investment grade, may have some speculative characteristics that may affect the issuer's ability to pay interest and repay principal. California tax- exempt securities rated below the fourth category are subject to greater risk of loss of principal and interest than higher-rated securities, as they are predominantly speculative with respect to the issuer's ability to pay interest and repay principal. California tax-exempt securities rated below BBB by S&P or Baa by Moody's are also more susceptible to price volatility due to general economic conditions and changes in interest rates. Since tax-exempt securities are purchased from and sold to dealers, prices at which these securities are sold will be affected by the degree of interest of dealers to bid for them. In certain markets, dealers may be unwilling to make bids for the securities of certain issuers that the seller considers reasonable. Furthermore, because the net asset value of the Series' shares reflects the degree of willingness of dealers to bid for California tax-exempt securities, the price of the Series' shares may be subject to greater fluctuation.

     Moody's and S&P's ratings are generally accepted measures of credit risk. They are, however, subject to certain limitations. The rating of an issuer is based heavily on past developments and does not necessarily reflect probable future conditions. Ratings also are not updated continuously. For a detailed description of the ratings, see Appendix A to the Series' Statement of Additional Information.

     The Manager attempts to minimize the risks to the Series inherent in the investment in lower-rated California tax-exempt securities through analysis of the particular issuer and security, trends in interest rates and local and general economic conditions, diversification and when appropriate by investing a substantial portion of the Series' assets in California tax-exempt securities rated in the fourth rating category or higher.


     Each of California Quality Series and California High-Yield Series will attempt to invest 100%, and as a matter of fundamental policy will invest at least 80%, of the value of its net assets in securities the interest on which is exempt from federal and California personal income taxes. However, in abnormal market conditions if, in the judgment of the Manager, tax-exempt securities satisfying a Series' objective may not be purchased, a Series may make temporary investments in securities the interest on which is exempt only from federal income tax, such as securities issued by states other than California. Moreover, under such conditions, a Series may make temporary investments in high-quality securities the interest on which is not exempt from either federal or California personal income taxes. Investments in taxable securities will be substantially in securities issued or guaranteed by the U.S. Government (such as bills, notes and bonds), its agencies, instrumentalities or authorities; highly-rated corporate debt securities (rated AA--, or better, by S&P or Aa3, or better, by Moody's); prime commercial paper (rated A-1+/A-1 by S&P or P-1 by Moody's) and certificates of deposit of Acceptable Banking Institutions, as defined above under "Seligman New Jersey Tax-Exempt Fund, Inc." Investments in certificates of deposit of foreign banks and foreign branches of U.S. banks may involve certain risks, as described above.


     Furthermore, when economic or market conditions warrant, the California High-Yield Series may assume a temporary defensive position and invest up to 25% of the value of its net assets in California tax-exempt securities rated within the three highest rating categories of Moody's or S&P. The securities which the Series will hold under this circumstance may have maturities of less than one year.

     Each of the California Quality Series and the California High-Yield Series may enter into stand-by commitments. Under a stand-by commitment, a Series obligates a dealer to repurchase at the Series' option specified securities at a specified price. The exercise of a stand-by commitment is subject to the ability of the dealer to make payment on demand. A Series would acquire stand-by commitments solely to facilitate portfolio liquidity and not for trading purposes. Prior to investing in stand-by commitments the Tax-Exempt Trust, if it deems necessary based upon the advice of counsel, will apply to the Securities and Exchange Commission for an exemptive order relating to such commitments and the valuation thereof. There can be no assurance that the Securities and Exchange Commission will provide such authorization.

     The price which a Series would pay for tax-exempt securities with stand-by commitments generally would be higher than the price which otherwise would be paid for the tax-exempt securities alone. A Series will only purchase
obligations   with   stand-by   commitments   from  sellers  the  Manager  deems
creditworthy.

     Stand-by commitments with respect to portfolio securities of a Series with maturities of less than 60 days which are separate from the underlying portfolio securities are not assigned a value. The cost of any such stand-by commitment is carried as an unrealized loss from the time of purchase until it is exercised or expires. Stand-by commitments with respect to portfolio securities of a Series with maturities of 60 days or more which are separate from the underlying portfolio securities and the underlying portfolio securities are valued at fair value as determined in accordance with procedures established by the Board of Trustees. The Board of Trustees would, in connection with the determination of the value of such a stand-by commitment, consider among other factors the creditworthiness of the writer of the stand-by commitment, the duration of the stand-by commitment, the dates on which or the periods during which the stand-by commitment may be exercised and the applicable rules and regulations of the Securities and Exchange Commission.

General

     Each Fund, as a non-diversified investment company, is not limited by the 1940 Act as to the proportion of its assets that it may invest in the obligations of a single issuer. However, each Series will comply with the diversification requirements of the Internal Revenue Code of 1986, as amended, and has therefore adopted an investment restriction, which may not be changed without shareholder vote (except for the New Jersey Fund), prohibiting each Series from purchasing with respect to 50% of the value of the respective Series' total assets, securities of any issuer if immediately thereafter more than 5% of such Series' total assets would be invested in the securities of any single issuer. Furthermore, as a matter of policy, with respect to 75% of each Series' assets, the respective Series may not purchase any revenue bonds if thereafter more than 5% of such Series' assets would be invested in revenue bonds of a single issuer. This policy is not fundamental and may be changed by the Directors or Trustees, as applicable, without shareholder approval. In the view of the Manager, the above restriction and policy reduce the risk that might otherwise be associated with an investment in a non-diversified investment company.

     As a matter of policy, the Directors or Trustees, as applicable, will not change a Series' investment objective without a vote of a majority of the outstanding voting security of that Series. Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of a Series means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Series or (2) 67% or more of the shares of the Series present at a shareholder's meeting if more than 50% of the outstanding shares of the Series are represented at the meeting in person or by proxy.

     A more detailed list of each Series' investment policies, including a list of those restrictions or investment activities that cannot be changed without a vote of a majority of the outstanding voting securities of a Series appears in the Series' Statement of Additional Information.



     Investment grade bonds and notes are within the four highest credit rating categories, and investment grade commercial paper is within the two highest credit rating categories, of Moody's (Aaa, Aa, A, Baa for bonds; MIG 1, MIG 2, MIG 3, MIG 4 for notes; P-1--P-2 for commercial paper) or S&P (AAA, AA, A, BBB for bonds; SP-1--SP-2 for notes; A-1+, A-1/A-2 for commercial paper). Although bonds and notes rated in the fourth credit rating category are commonly referred to as investment grade they may have speculative characteristics. Such characteristics may under certain circumstances lead to a greater degree of market fluctuations in the value of such securities than do higher rated tax-exempt securities of similar maturities. A detailed discussion of such characteristics and circumstances and their effect upon each Series appears in the Statements of Additional Information under the heading "Investment Objectives, Policies And Risks." A description of the credit ratings is contained in Appendix A to the Statements of Additional Information.


     Illiquid Securities. Each Series may invest up to 15% of the value of its net assets in illiquid securities including "restricted securities", i.e., securities that must be registered under the Securities Act of 1933 before they may be offered or sold to the public or securities that may be sold only in privately negotiated transactions and certain participation interests in domestic banks. The Funds may, however, invest without regard to the limitation on illiquid securities in lease obligations which the Manager, in accordance with guidelines that have been adopted by the Board of Directors or Trustees, as applicable, and subject to their supervision, determines to be liquid. The Manager will deem lease obligations liquid if they are publicly offered and have received an investment grade rating of Baa or better by Moody's, or BBB or better by S&P. Unrated lease obligations (or those below investment grade, where applicable) will be considered liquid if the obligations come to the market through an underwritten public offering and at least two dealers are willing to give competitive bids. The Manager must, among other things, review the creditworthiness of the municipality obligated to make payment under the unrated (or below investment grade, where applicable) lease obligation and consider such factors as the existence of a rating or credit enhancement such as insurance, the frequency of trades or quotes for the obligation and the willingness of dealers to make a market in the obligation.


     When lssued Securities. Each Series may purchase tax-exempt securities on a "when issued" basis, which means that delivery of and payment for such securities normally take place within 45 days after the date of the buyer's purchase commitment. The payment obligation and the interest rate on when-issued securities are each fixed at the time the purchase commitment is made, although no interest accrues to a purchaser prior to the settlement of the purchase of the securities. As a result the yields obtained and the market value on such securities may be higher or lower on the date when the instruments are actually delivered to the buyer. A Series will generally purchase a tax-exempt security sold on a when issued basis with the intention of actually acquiring the securities on the settlement date. Any gain realized from any such sale of securities will be subject to federal and state taxes.


     A separate account consisting of cash or high-grade liquid debt securities equal to the amount of outstanding purchase commitments is established with the Funds' Custodian in connection with any purchase of when issued securities. The account is marked to market daily, with additional cash or liquid high-grade debt securities added when necessary. A Series meets its respective obligation to purchase when-issued securities from outstanding cash balances, sale of securities held in the separate account, sale of other securities or, although they would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a greater or lesser value than the Series' payment obligations).


     Variable and Floating Rate Obligations. The interest rates payable on certain securities in which a Series may invest are not fixed and may fluctuate based upon changes in market rates. The interest rate on variable rate obligations is adjusted at predesignated periods and on floating rate obligations whenever there is a change in the market rate of interest on which the floating rate is based.


     The interest rate is set as a specific percentage of a designated base rate, such as the rate on a Treasury Bond or Bill or the prime rate at a major commercial bank. Such a bond generally provides that a Series can demand payment of the bond upon seven days' notice at an amount equal to par plus accrued interest, which amount, in unusual circumstances, may be more or less than the amount a Series paid for the bond.

     The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before a Series is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by a Series through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.


     Participation Interests. From time to time, a Series may purchase from banks participation interests in all or part of specific holdings of tax-exempt securities. Each participation interest is backed by an irrevocable letter of credit or guarantee of the selling bank. Participation interests will be purchased only if, in the opinion of counsel, interest income on such interests will be tax-exempt when distributed as dividends to shareholders of a Series.

     Borrowing. Each Series may borrow money only from banks and only for temporary or emergency purposes (but not for the purchase of portfolio securities) in an amount not in excess of 10% of the value of its total assets at the time the borrowing is made (not including the amount borrowed). Permitted borrowings may be secured or unsecured. A Series will not purchase additional portfolio securities if such Series has outstanding borrowings in excess of 5% of the value of its total assets.


MANAGEMENT SERVICES


     The Manager. The Board of Directors or Trustees, as applicable, provides broad supervision over the affairs of the Funds. Pursuant to Management Agreements approved by the Directors or Trustees and the shareholders of each Series, the Manager manages the investment of the assets of each Series and administers its business and other affairs. The address of the Manager is 100 Park Avenue, New York, NY 10017.

     In addition to serving the Funds, the Manager serves as manager of thirteen other investment companies which, together with the Funds, make up the "Seligman Group." The thirteen other companies are Seligman Capital Fund, Inc., Seligman
Cash Management Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman Henderson Global Fund Series, Inc., Seligman High Income Fund Series, Seligman Income Fund, Inc., Seligman
Portfolios, Inc., Seligman Quality Municipal Fund, Inc., Seligman Select Municipal Fund, Inc. and Tri-Continental Corporation. The aggregate assets of the Seligman Group were approximately $11.1 billion at December 31, 1995. The Manager also provides investment management or advice to individual and institutional accounts having a value of approximately $4.1 billion.


     Mr. William C. Morris is Chairman and President of the Manager and Chairman of the Board and Chief Executive Officer of each Fund. Mr. Morris owns a majority of the outstanding voting securities of the Manager.

     The Manager also provides senior management for Seligman Data Corp., a wholly owned subsidiary of certain investment companies in the Seligman Group, which performs, at cost, certain recordkeep-ing functions for each Fund, maintains the records of shareholder investment accounts and provides related services.

     The Manager is entitled to receive a management fee for its services, calculated daily and payable monthly, equal to .50% of the average daily net assets of the Series on an annual basis. The Manager has from time to time voluntarily waived a portion of its management fee with respect to one or more of the Series. Each Fund pays all its expenses other than those assumed by the Manager; expenses are allocated among the Series of the Tax-Exempt Fund and of the Tax-Exempt Trust in a manner determined by the Directors or Trustees to be fair and equitable. The management fee paid by each Series expressed as a percentage of average daily net assets of that Series is presented in the following table for the fiscal year ended September 30,1995. Total expenses for each Series' Class A and D shares, expressed as an annualized percentage of average daily net assets, are also presented in the following table for the year ended September 30, 1995.

--------------------------------------------------------------------------------

                                                           Annualized Expense
                                      Management Fee Rate       Ratios for
                                      for the year ended      the year ended
           Series                           9/30/95               9/30/95
           ------                     ------------------- ---------------------
                                                          Class A       Class D
                                                          -------       -------
     New Jersey ................             .45%*         1.01%         1.89%
     Pennsylvania ..............             .50%          1.21%         2.23%
     National ..................             .50%           .86%         1.95%
     Colorado ..................             .50%           .93%         2.02%
     Georgia ...................             .45%*          .91%         1.90%
     Louisiana .................             .50%           .89%         1.91%
     Maryland ..................             .50%           .96%         2.02%
     Massachusetts .............             .50%           .86%         1.95%
     Michigan ..................             .50%           .87%         2.01%
     Minnesota .................             .50%           .87%         1.85%
     Missouri ..................             .45%*          .88%         1.98%
     New York ..................             .50%           .88%         1.96%
     Ohio ......................             .50%           .84%         1.93%
     Oregon ....................             .45%*          .86%         1.83%
     South Carolina ............             .50%           .88%         1.85%
     California
       High-Yield ..............             .50%           .90%         1.91%
     California Quality ........             .50%           .89%         1.88%
     Florida ...................             .19%*          .72%         1.66%
     North Carolina ............             .14%*          .82%         1.64%

 * During the year ended September 30, 1995 the Manager, at its discretion, waived a portion of its fees from the Florida, Georgia, Missouri, New Jersey, North Carolina and Oregon Series.

--------------------------------------------------------------------------------

     Portfolio Manager. Thomas G. Moles, Vice President and Senior Portfolio Manager of each of the Funds, is a Managing Director of J. & W. Seligman & Co. Incorporated, as well as President and Senior Portfolio Manager of Seligman Select Municipal Fund and Seligman Quality Municipal Fund. He is responsible for approximately $1.9 billion in tax-exempt securities. Mr. Moles, with more than 23 years of experience, has spearheaded Seligman's tax-exempt efforts since joining the Manager in 1983.

     The Manager's discussion of each Fund's performance as well as a line graph illustrating comparative performance information between each Series of a Fund and the Lehman Brothers Municipal Bond Index is included in the respective

Fund's fiscal 1995 Annual Report to shareholders. Copies of a Fund's Annual Report may be obtained, without charge, by calling or writing the Funds at the telephone numbers or address listed on the cover page of this Prospectus.

     Portfolio Transactions. Fixed income securities are generally traded on the over-the-counter market on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. Prices paid to dealers will generally include a "spread", i.e., the difference between the prices at which a dealer is willing to purchase or to sell the security at that time. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter.


     The Management Agreements recognize that in the purchase and sale of portfolio securities, the Manager will seek the most favorable price and execution, and, consistent with that policy, may give consideration to the research, statistical and other services furnished by dealers to the Manager for its use in connection with its services to the Funds as well as other clients.


     Consistent with the rules of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Directors or Trustees may determine, the Manager may consider sales of shares of the Funds (and, under applicable laws, of the other Seligman Mutual Funds) as a factor in the selection of dealers to execute portfolio transactions for the Funds.


     Portfolio Turnover. A change in securities held by any Series is known as "portfolio turnover" and may involve the payment by such Series of dealer spreads or underwriting commissions and other transactions costs on the sale of the securities as well as on the reinvestment of the proceeds in other securities. While it is the policy of each Series to hold securities for investment, changes will be made from time to time when the Manager believes such changes will strengthen the Series' portfolio. The portfolio turnover of any Series is not expected to exceed 100%.

PURCHASE OF SHARES


     Seligman Financial Services, Inc. ("SFSI"), an affiliate of the Manager, acts as general distributor of the Funds' shares. Its address is 100 Park Avenue, New York, NY 10017.


     Each Series issues two classes of shares: Class A shares are sold to investors choosing the initial sales load alternative; and Class D shares are sold to investors choosing no initial sales load, a higher distribution fee and a CDSL on redemptions within one year of purchase. See "Alternative Distribution System" above.

     Shares of the Series may be purchased through any authorized investment dealer. All orders will be executed at the net asset value per share next computed after receipt of the purchase order plus, in the case of Class A shares, a sales load which, except for shares purchased under one of the reduced sales load plans, will vary with the size of the purchase as shown in the schedule under "Class A shares-Initial Sales Load" below.


     THE MINIMUM AMOUNT FOR INITIAL INVESTMENT IS $1,000; SUBSEQUENT INVESTMENTS MUST BE IN THE MINIMUM AMOUNT OF $100 FOR EACH SERIES (EXCEPT FOR INVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS). THE FUNDS RESERVE THE RIGHT TO RETURN INVESTMENTS THAT DO NOT SATISFY THESE MINIMUMS. EXCEPTIONS TO THESE MINIMUMS ARE AVAILABLE FOR ACCOUNTS BEING ESTABLISHED CONCURRENTLY WITH THE INVEST-A-CHECK(R) SERVICE OR THE SELIGMAN(SM) TIME HORIZON(SM) STRATEGY, AN ASSET ALLOCATION PROGRAM.

     Orders received by an authorized dealer before the close of the New York Stock Exchange ("NYSE") (normally, 4:00 p.m. New York City time) and accepted by SFSI before the close of business (5:00 p.m. New York City time) on the same day will be executed at the Series' net asset value determined as of the close of the NYSE on that day plus, in the case of Class A shares, the applicable sales load. Orders accepted by dealers after the close of the NYSE, or received by SFSI after the close of business, will be executed at the Series' net asset value next determined plus, in the case of Class A shares, the applicable sales load. The authorized dealer through which the shareholder purchases shares is responsible for forwarding the order to SFSI promptly.

     Payment for dealer purchases may be made by check or by wire. To wire payments, dealer orders must first be placed through SFSI's order desk and assigned a purchase confirmation number. Funds in payment of the purchase may then be wired to Mellon Bank, N.A., ABA #043000261, A/C (Name of Fund and Series) (A or D), A/C #107-1011. WIRE TRANSFERS MUST INCLUDE THE PURCHASE CONFIRMATION NUMBER AND CLIENT ACCOUNT REGISTRATION AND ACCOUNT NUMBER. Persons other than dealers who wish to wire payment should contact Seligman Data Corp. for specific wire instructions. Although the Funds make no charge for this service, the transmitting bank may impose a wire service fee.


     Current shareholders may purchase additional shares at any time through any authorized dealer or by sending a check payable to "Seligman Group of Funds" directly to Seligman Data Corp., P.O. Box 3936, New York, NY 10008-3936. Checks for investment must be in U.S. dollars drawn on a domestic bank. The check should include the shareholder's name, address, account number and class of shares. If a shareholder does not provide the required information, Seligman Data Corp. will seek further clarification and may be forced to return the check to the shareholder. Orders sent directly to Seligman Data Corp. will be executed at the net asset value next determined after the order is accepted plus, in the case of Class A shares, the applicable sales load.

     Seligman Data Corp. will charge a $10.00 processing fee for checks returned to it marked "unpaid." This charge may be debited from the shareholder's account. For the protection of the Funds and their shareholders, no redemption proceeds will be remitted to a shareholder with respect to shares purchased by check (unless certified) until the Fund receives notice that the check has cleared, which may be up to 15 days from the credit of such shares to the shareholder's account.

     Valuation. The net asset value of a Series' shares is determined each day, Monday through Friday, as of the close of the NYSE (normally, 4:00 p.m. New York City time), on each day that the NYSE is open. Net asset value is calculated separately for each class of a Series. Tax-exempt securities and short-term holdings maturing in more than 60 days are valued based on quotations provided by an independent pricing service, approved by the Directors or Trustees, or in the absence thereof, at fair value as determined in accordance with procedures approved by the Directors or Trustees. Short-term holdings maturing in 60 days or less are generally valued at amortized cost. Taxable securities are valued at market value, or in the absence thereof, fair value as determined in accordance with procedures approved by the Directors or Trustees.


     Class A Shares -- Initial Sales Load. Class A shares are subject to an initial sales load which varies with the size of the purchase as shown in the following schedule, and an annual service fee of up to .25% of the average daily net asset value of Class A shares. See "Administration, Shareholder Services and Distribution Plan" below.

--------------------------------------------------------------------------------

                      Class A Shares -- Sales Load Schedule

                                            Sales Load as a
                                             Percentage of             Regular
                                        ------------------------        Dealer
                                                      Net Amount       Discount
                                                       Invested        as a % of
                                        Offering      (Net Asset       Offering
        Amount of Purchase                Price          Value)          Price
        ------------------                -----          ------          -----
     Less than     $   50,000             4.75%          4.99%           4.25%
     $  50,000-        99,999             4.00           4.17            3.50
       100,000-       249,999             3.50           3.63            3.00
       250,000-       499,999             2.50           2.56            2.25
       500,000-       999,999             2.00           2.04            1.75
     1,000,000-     3,999,999             1.00           1.01             .90
     4,000,000-      or more*                0              0               0

 * Dealers may receive a fee of .15% on sales made without a sales load.

--------------------------------------------------------------------------------


     Referral Fee. SFSI shall pay broker/dealers, from its own resources, an additional fee in respect of certain investments in Class A shares of the Seligman Mutual Funds by an "eligible employee benefit plan" (as defined below under "Special Programs") which are attributable to the particular broker/dealer. The shares eligible for the fee are those on which an initial front-end sales load was not paid because either (i) the participating eligible employee benefit plan has at least $1 million invested in the Seligman Mutual Funds or (ii) the participating employer has at least 50 eligible employees to whom such plan is made available. The fee, which is paid monthly, is a percentage of the average daily net asset value of eligible shares based on the length of time the shares have been invested in a Seligman Mutual Fund, as follows: for shares held up to 1 year, .50% per annum; for shares held more than 1 year up to 2 years, .25% per annum; for shares held from 2 years up to 5 years, .10% per annum; and nothing thereafter.


     Reduced Sales Loads. Reductions in sales loads apply to purchases of Class A shares by a "single person," including an individual, members of a family unit comprising husband, wife and minor children purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust. Purchases made by a trustee or other fiduciary for a fiduciary account may not be aggregated with purchases made on behalf of any other fiduciary or individual account.


     o Volume Discounts are provided if the total amount being invested in Class A shares of a Series alone, or in any combination of shares of the other Seligman Mutual Funds that are sold with a front-end sales load, reaches levels indicated in the above sales load schedule.

     o The Right of Accumulation allows an investor to combine the amount being invested in Class A shares of the other Seligman Mutual Funds sold with a sales load with the total net asset value of shares of those Funds already owned that were sold with a sales load and the total net asset value of shares of Seligman Cash Management Fund that were acquired by an investor through an exchange of shares of another Seligman Mutual Fund on which there was a sales load to determine reduced sales loads in accordance with the sales load schedule. An investor or a dealer purchasing shares on behalf of an investor must indicate if the investor has existing accounts when making investments or opening new accounts.

     o A Letter of Intent allows an investor to purchase Class A shares over a 13-month period at reduced sales loads, based upon the total amount the investor intends to purchase plus the total net asset value of shares of the other Seligman Mutual Funds already owned that were sold with a sales load and the total net asset value of shares of Seligman Cash Management Fund that were acquired by the investor through an exchange of shares of another Seligman Mutual Fund on which there was a sales load. An investor or a dealer purchasing shares on behalf of an investor must indicate if the investor has existing accounts when making investments or opening new accounts. For more information concerning terms of Letters of Intent, see "Terms and Conditions" on page 51.

     Special Programs. Each Series may sell Class A shares at net asset value to present and retired directors, trustees, officers, employees and their spouses, (and family members of the foregoing) of the Funds, the other investment companies in the Seligman Group, the Manager and other companies affiliated with the Manager. Family members are defined to include lineal descendants and lineal ancestors, siblings (and their spouses and children) and any company or organization controlled by any of the foregoing. Such sales also may be made to employee benefit plans and thrift plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by the Manager or any affiliate.

     Class A shares also may be issued without a sales load in connection with the acquisition of cash and securities owned by other investment companies and personal holding companies; to any registered unit investment trust which is the issuer of periodic payment plan certificates, the net proceeds of which are invested in Series shares; to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act; to registered representatives and employees (and their spouses and minor children) of any dealer that has a sales agreement with SFSI; to shareholders of mutual funds with objectives similar to a Series who purchase shares with redemption proceeds of such funds; to financial institution trust departments; to registered investment advisers exercising investment discretionary authority with respect to the purchase of Series shares, or pursuant to sponsored arrangements with organizations which make recommendations to or permit group solicitation of, its employees, members or participants in connection with the purchase of shares of the Series; and to "eligible employee benefit plans" (i) which have at least $1 million invested in the Seligman Group of Mutual Funds or (ii) of employers who have at least 50 eligible employees to whom such plan is made available and, regardless of the number of employees, if such plan is established and maintained by any dealer that has a sales agreement with SFSI. "Eligible employee benefit plan" means any plan or arrangement, whether or not tax qualified, which provides for the purchase of a Series' shares. Sales of shares to such plans must be made in connection with a payroll deduction system of plan funding or other system acceptable to Seligman Data Corp.

     Section 403(b) plans sponsored by public educational institutions are not eligible for net asset value purchases based on the aggregate investment made by the plan or number of eligible employees. Participants in such plans are eligible for reduced sales loads based solely on their individual investments.


     Class D Shares. Class D shares are sold without an initial sales load but are subject to a CDSL if the shares are redeemed within one year, an annual distribution fee of up to .75 of 1% and an annual service fee of up to .25 of 1% of the average daily net asset value of the Class D shares. SFSI will make a 1% payment to dealers in respect of purchases of Class D shares.

     A CDSL will be imposed on any redemption of Class D shares which were purchased during the preceding twelve months; however, no such charge will be imposed on shares acquired through the investment of dividends or distributions from any Class D shares within the Seligman Group. The amount of any CDSL will be paid to and retained by SFSI.

     To minimize the application of CDSL to a redemption, shares acquired pursuant to the investment of dividends and distributions (which are not subject to a CDSL) will be redeemed first; followed by shares purchased at least one year prior to the redemption. Shares held for the longest period of time within the applicable one year period will then be redeemed. Additionally, for those shares determined to be subject to the CDSL, the application of the 1% CDSL will be made to the current net asset value or original purchase price, whichever is less.

     For example, assume an investor purchased 100 shares in January at a price of $10.00 per share. During the first year, 5 additional shares were acquired through investment of dividends and distributions. In January of the following year, an additional 50 shares are purchased at a price of $12.00 per share. In March of that year, the investor chooses to redeem $1,500.00 from the account which now holds 155 shares with a total value of $1,898.75 ($12.25 per share). The CDSL for this transaction would be calculated as follows:

  Total shares to be redeemed
    (122.449 @ $12.25) as follows:                                    $1,500.00
                                                                      =========

Dividend/Distribution shares
    (5 @ $12.25)                                                      $   61.25

Shares over 1 year old
    (100 @ $12.25)                                                     1,225.00

Shares less than 1 year old subject to
    CDSL (17.449 @ $12.25)                                               213.75
                                                                      ---------

  Gross proceeds of redemption                                        $1,500.00

  Less CDSL (17.449 shares @ $12.00 =
    $209.39 x 1% = $2.09)                                                 (2.09)
                                                                      ---------

  Net proceeds of redemption                                          $1,497.91
                                                                      =========

  For federal income tax purposes, the amount of the CDSL will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

     The CDSL will be waived or reduced in the following instances:


     (a) on redemptions following the death or disability of a shareholder, as defined in section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the "Code"); (b) in connection with (i) distributions from retirement plans qualified under section 401(a) of the Code when such redemptions are necessary to make distributions to plan participants (such payments include, but are not limited to death, disability, retirement, or separation of service), (ii) distributions from a custodial account under section 403(b)(7) of the Code or an individual retirement account ("IRA") due to death, disability, or attainment of age 591/2, and (iii) a tax-free return of an excess contribution to an IRA; (c) in whole or in part, in connection with shares sold to current and retired Directors or Trustees of the Funds; (d) in whole or in part, in connection with shares sold to any state, county, or city or any instrumentality, department, authority, or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission in connection with the purchase of shares of any registered investment management company; (e) pursuant to an automatic cash withdrawal service; (f) in connection with the redemption of Class D shares of a Fund if it is combined with another mutual fund in the Seligman Group, or another similar reorganization transaction; and (g) in connection with a Fund's right to redeem or liquidate an account that holds below a certain minimum number or dollar amount of shares (currently $500).

     If, with respect to a redemption of any Class D shares sold by a dealer, the CDSL is waived because the redemption qualifies for a waiver as set forth above, the dealer shall remit to SFSI promptly upon notice an amount equal to the 1% payment or a portion of the 1% payment paid on such shares.


     SFSI may from time to time assist dealers by, among other things, providing sales literature to, and holding informational programs for the benefit of, dealers' registered representatives. Dealers may limit the participation of registered representatives in such informational programs by means of sales incentive programs which may require the sale of minimum dollar amounts of shares of the Seligman Mutual Funds. SFSI may from time to time pay a bonus or other incentive to dealers that sell shares of the Seligman Mutual Funds. In some instances, these bonuses or incentives may be offered only to certain dealers which employ a registered representative who has sold or may sell a significant amount of shares of a Fund and/or certain other mutual funds managed by the Manager during a specified period of time. Such bonus or other incentive may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or outside the United States. The cost to SFSI of such promotional activities and payments shall be consistent with the rules of the National Association of Securities Dealers, Inc., as then in effect.


TELEPHONE TRANSACTIONS


     A shareholder with telephone transaction privileges, and the shareholder's broker-dealer representative, will have the ability to effect the following transactions via telephone: (i) redemption of a Fund's shares, (ii) exchange of Fund shares for shares of another Seligman Mutual Fund, (iii) change of a dividend and/or capital gain distribution option, and (iv) change of address. All telephone transactions are effected through Seligman Data Corp. at (800) 221-2450.

     For investors who purchase shares by completing and submitting an Account Application (except those accounts registered as trusts (unless the trustee and sole beneficiary are the same person), corporations or group retirement plans):
Unless an election is made otherwise on the Account Application, a shareholder and the shareholder's broker-dealer of record, as designated on the Account Application, will automatically receive telephone transaction privileges.

     For investors who purchase shares through a broker-dealer: Telephone services for a shareholder and the shareholder's representative may be elected by completing a supplemental election application available from the broker-dealer of record.

     For accounts registered as trusts (unless the trustee and sole beneficiary are the same person), corporations or group retirement plans: Telephone services are not available.

     All funds with the same account number (i.e., registered exactly the same) as an existing account, including any new fund in which the shareholder invests in the future, will automatically include telephone services if the existing account has telephone services. Telephone services may also be elected at any time on a supplemental application.

     For accounts registered jointly (such as joint tenancies, tenants in common and community property registrations), each owner, by accepting or requesting telephone transaction services, authorizes each of the other owners to effect telephone transactions on his or her behalf.

     During times of drastic economic or market changes, a shareholder or the shareholder's representative may experience difficulty in contacting Seligman Data Corp. to request a redemption or exchange of shares of a Fund. In these circumstances, the shareholder should consider using other redemption or exchange procedures. Use of these other redemption or exchange procedures will result in your redemption request being processed at a later time than if telephone transactions had been used, and a Series' net asset value may fluctuate during such periods.


     Each Fund and Seligman Data Corp. will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These will include: recording all telephone calls requesting account activity, requiring that the caller provide certain requested personal and/or account information at the time of the call for the purpose of establishing the caller's identity, and sending a written confirmation of redemptions, exchanges or address changes to the address of record each time activity is initiated by telephone. As long as each Fund and Seligman Data Corp. follow instructions communicated by telephone that were reasonably believed to be genuine at the time of their receipt, neither they nor any of their affiliates will be liable for any loss to the shareholder caused by an unauthorized transaction. Shareholders, of course, may refuse or cancel telephone transaction services. In any instance where a Fund or Seligman Data Corp. is not reasonably satisfied that instructions received by telephone are genuine, the requested transaction will not be executed, and neither they nor any of their affiliates will be liable for any losses which may occur due to a delay in implementing the transaction. If a Fund or Seligman Data Corp. does not follow the procedures described above, a Fund or Seligman Data Corp. may be liable for any losses due to unauthorized or fraudulent instructions. Telephone services must be effected through a representative of Seligman Data Corp., i.e., requests may not be communicated via Seligman Data Corp.'s automated telephone answering system. Telephone services may be terminated by a shareholder at any time by sending a written request to Seligman Data Corp. Written acknowledgment of termination of telephone services will be sent to the shareholder at the address of record.


REDEMPTION OF SHARES


     Regular Redemption Procedure. A shareholder may redeem shares held in book credit form without charge (except the CDSL, if applicable) at any time BY SENDING A WRITTEN REQUEST to Seligman Data Corp., 100 Park Avenue, New York, NY 10017. The redemption request must be signed by all persons in whose name the shares are registered. A shareholder may redeem shares that are not in book credit form, by surrendering certificates in proper form to the same address. Certificates should be sent by registered mail. Share certificates must be endorsed for transfer or accompanied by an endorsed stock power signed by all shareowners exactly as their name(s) appear(s) on the account registration. The shareholder's letter of instruction or endorsed stock power should specify the name of the Series, the account number, class of shares (A or D), number of shares or dollar amount to be redeemed. The Funds cannot accept conditional redemption requests. If the redemption proceeds are (i) $50,000 or more, (ii) to be paid to someone other than the shareholder of record (regardless of the amount) or (iii) to be mailed to other than the address of record (regardless of the amount), the signature(s) of the shareholder(s) must be guaranteed by an eligible financial institution including, but not limited to, the following: banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities Transfer Association Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) or the New York Stock Exchange Medallion Signature Program (MSP). A Fund reserves the right to reject a signature guarantee where it is believed that the Fund will be placed at risk by accepting such guarantee. A signature guarantee is also necessary in order to change the account registration. Notarization by a notary public is not an acceptable signature guarantee. ADDITIONAL DOCUMENTATION MAY ALSO BE REQUIRED BY SELIGMAN DATA CORP. IN THE EVENT OF A REDEMPTION BY CORPORATIONS, EXECUTORS, ADMINISTRATORS, TRUSTEES OR CUSTODIANS. FOR FURTHER INFORMATION WITH RESPECT TO NECESSARY REDEMPTION REQUIREMENTS, PLEASE CONTACT THE SHAREHOLDER SERVICES DEPARTMENT OF SELIGMAN DATA CORP. FOR ASSISTANCE. In the case of Class A shares, and in the case of Class D shares redeemed after one year, a shareholder will receive the net asset value per share next determined after receipt of a request in good order. If Class D shares are redeemed within one year of purchase, a shareholder will receive the net asset value per share next determined after receipt of a request in good order, less a CDSL of 1% as described under "Purchase Of Shares -- Class D Shares" above.


     A shareholder may also "sell" shares to a Fund through an investment dealer and, in that way, be certain, providing the order is timely, of receiving the net asset value established at the end of the day on which the dealer is given the repurchase order (less any applicable CDSL in the case of Class D shares). The Funds make no charge for this transaction, but the dealer may charge a service fee. "Sell" or repurchase orders received from an authorized dealer before the close of the NYSE and received by SFSI, the repurchase agent, before the close of business on the same day will be executed at the net asset value per share determined at the close of the NYSE on that day, less any applicable CDSL. Repurchase orders received from authorized dealers after the close of the NYSE or not received by SFSI prior to the close of business, will be executed at the net asset value determined as of the close of the NYSE on the next trading day, less any applicable CDSL. Shares held in a "street name" account with a broker/dealer may be sold to a Fund only through a broker/dealer.


     Check Redemption Service. The Check Redemption Service allows a shareholder of Class A shares who owns or purchases shares in a Series worth $25,000 or more to request Seligman Data Corp. to provide redemption checks to be drawn on the account associated with the Series in which the shareholder is invested, in amounts of $500 or more. The shareholder may elect to use this Service on the Account Application or by later written request to Seligman Data Corp. Shares for which certificates have been issued will not be available for redemption under this Service. Dividends continue to be earned through the date preceding the date the check clears for payment. Use of this Service is subject to Mellon Bank, N.A. rules and regulations covering checking accounts. Separate checkbooks will be furnished for each Series.


     There is no charge for use of checks. When honoring a check that was processed for payment, Mellon Bank, N.A. will cause a Series to redeem exactly enough full and fractional shares from an account to cover the amount of the check. If shares are owned jointly, redemption checks will need to be signed by all persons, unless otherwise elected under Section 6 of the Account Application, in which case a single signature will be acceptable.

     In view of daily fluctuations in share value, the shareholder should be certain that the amount of shares in the account is sufficient in a Series to cover the amount of checks written on that Series. If insufficient shares are in the account, the check will be returned marked "insufficient funds." THE FUNDS WILL NOT REDEEM SHARES OF ONE SERIES TO COVER A CHECK WRITTEN ON ANOTHER SERIES. SELIGMAN DATA CORP. WILL CHARGE A $10.00 PROCESSING FEE FOR ANY CHECK REDEMPTION DRAFT RETURNED MARKED "UNPAID." THIS CHARGE MAY BE DEBITED FROM THE ACCOUNT AGAINST WHICH THE CHECK WAS DRAWN.


     Check Redemption books cannot be reordered unless the shareholder's account has a value of $25,000 or more and Seligman Data Corp. has a certified tax identification number on file.


     Cancelled checks will be returned to a shareholder under separate cover the month after they clear. The Check Redemption Service may be terminated at any time by a Fund or Mellon Bank, N.A. See "Terms and Conditions" on page 51 for further information. The Check Redemption Service is not available with respect to Class D shares.

     FOR THE PROTECTION OF THE FUNDS AND THEIR SHAREHOLDERS, NO PROCEEDS OF A CHECK REDEMPTION WILL BE REMITTED TO A SHAREHOLDER WITH RESPECT TO SHARES PURCHASED BY CHECK (UNLESS CERTIFIED) UNTIL SELIGMAN DATA CORP. HAS RECEIVED NOTICE THAT THE CHECK HAS CLEARED, WHICH MAY BE UP TO 15 DAYS FROM THE CREDIT OF SUCH SHARES TO THE SHAREHOLDER'S ACCOUNT.

     Telephone Redemptions. Telephone redemptions of uncertificated shares may be made once per day, in an amount of up to $50,000. Telephone redemption requests must be received by Seligman Data Corp. at (800) 221-2450 between 8:30 a.m. and 4:00 p.m. New York City time, on any business day and will be processed as of the close of business on that day. Redemption requests by telephone will not be accepted within 30 days following an address change. Each Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice.

     For more information about telephone redemptions, and the circumstances under which shareholders may bear the risk of loss for a fraudulent transaction, see "Telephone Transactions" above.

     General. With respect to shares redeemed, a check for the proceeds will be sent to the shareholder's address of record within seven calendar days after acceptance of the redemption order and will be made payable to all of the registered owners on the account. With respect to shares repurchased, a check for the proceeds will be sent to the investment dealer within seven calendar days after acceptance of the repurchase order and will be made payable to the investment dealer. The Funds will not permit redemptions of shares with respect to shares purchased by check (unless certified) until Seligman Data Corp. has received notice that the check has cleared, which may be up to 15 days from the credit of such shares to the shareholder's account. The proceeds of a redemption or repurchase may be more or less than the shareholder's cost.

     The Funds reserves the right to redeem shares owned by a shareholder whose investment in a Series has a value of less than the minimum specified by the Fund's Directors or Trustees which is presently $500. Shareholders are sent a notice before such redemption is processed stating that the value of their investment is less than the specified minimum and that they have sixty days to make an additional investment.


Reinstatement Privilege


     If a shareholder redeems Class A shares and then decides not to redeem them, or to shift the investment to one of the other Series or to one of the other Seligman Mutual Funds, a shareholder may, within 120 calendar days of the date of redemption, use all or any part of the proceeds of the redemption to reinstate, free of sales load, all or any part of the investment in shares of such Series or in shares of any of the other Series of the Funds or any of the other Seligman Mutual Funds. If a shareholder redeems Class D shares and the redemption was subject to a CDSL, the shareholder may reinstate the investment in shares of the same class of the Series or any of the other Seligman Mutual Funds within 120 calendar days of the date of redemption and receive a credit for the CDSL paid. Such investment will be reinstated at the net asset value per share established as of the close of the NYSE on the day the request is accepted. Seligman Data Corp. must be informed that the purchase is a reinstated investment. REINSTATED SHARES MUST BE REGISTERED EXACTLY AND BE OF THE SAME CLASS AS THE SHARES PREVIOUSLY REDEEMED.


     Generally, exercise of the Reinstatement Privilege does not alter the federal income tax status of any capital gain realized on a sale of a Series' shares, but to the extent that any shares are sold at a loss and the proceeds are reinvested in shares of the same Series some or all of the loss will not be allowed as a deduction, depending upon the percentage of the proceeds reinvested.

ADMINISTRATION, SHAREHOLDER SERVICES AND DISTRIBUTION PLAN


     Under an Administration, Shareholder Services and Distribution Plan (the "Plan"), each Series may pay to SFSI, the Funds' general distributor, an administration, shareholder services and distribution fee in respect of each Series' Class A and Class D shares. Payments under the Plan may include, but are not limited to: (i) compensation to securities dealers and other organizations ("Service Organizations") for providing distribution assistance with respect to assets invested in a Series, (ii) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to Series' shareholders, and (iii) otherwise promoting the sale of shares of each Series, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and defraying SFSl's costs incurred in connection with its marketing efforts with respect to shares of a Series. The Manager, in its sole discretion, may also make similar payments to SFSI from its own resources, which may include the management fee that the Manager receives from each Series.


     Under its Plan, each Series reimburses SFSI for its expenses with respect to Class A shares at an annual rate of up to .25% of the average daily net asset value of a Series' Class A shares. It is expected that the proceeds from the fee in respect of Class A shares will be used primarily to compensate Service Organizations which enter into agreements with SFSI. Such Service Organizations will receive from SFSI a continuing fee of up to .25% on an annual basis, payable quarterly, of the average daily net assets of a Series' Class A shares attributable to the particular Service Organization for providing personal service and/or the maintenance of shareholder accounts. The fee payable from time to time is, within such limit, determined by the Directors or Trustees of the Funds.

     The Plan as it relates to the Class A shares of the New Jersey Fund, was first approved by the Directors on January 12, 1988 and by the shareholders on December 16, 1988. The Plan as it relates to the Class A shares of the Pennsylvania Fund, was first approved by the Trustees on June 10, 1986 and by the shareholders on April 23, 1987. The Plan as it relates to the Class A shares of the California High-Yield Series and the California Quality Series, was first approved by the Trustees on July 21, 1992 and by the shareholders on November 23, 1992. The Plan as it relates to the Class A shares of the Florida Series, was first approved by the Trustees on June 21, 1990 and by the shareholders on December 7, 1990. The Plan as it relates to Class A shares of the North Carolina Series, was first approved by the Trustees on June 21, 1990 and by the shareholders on April 11, 1991. Each Plan as it relates to Class A shares of the other Series, was first approved by the Directors or Trustees on July 21, 1992 and by the shareholders of each Series on November 23, 1992. The Plans are reviewed by the Directors or Trustees annually. The total amounts paid for the year ended September 30, 1995 in respect of each Series' Class A shares' average daily net assets pursuant to the Plans were as follows:


                                                                         % of
                                                                       Average
        Series                                                        Net Assets
        ------                                                        ----------
     New Jersey ....................................................      .22%
     Pennsylvania ..................................................      .22
     National ......................................................      .09
     Colorado ......................................................      .09
     Georgia .......................................................      .10
     Louisiana .....................................................      .10
     Maryland ......................................................      .09
     Massachusetts .................................................      .10
     Michigan ......................................................      .10
     Minnesota .....................................................      .10
     Missouri ......................................................      .09
     New York ......................................................      .08
     Ohio ..........................................................      .10
     Oregon ........................................................      .10
     South Carolina ................................................      .10
     California High-Yield .........................................      .10
     California Quality ............................................      .10
     Florida .......................................................      .24
     North Carolina ................................................      .24


  Under its Plan, each Series reimburses SFSI for its expenses with respect to Class D shares at an annual rate of up to 1% of the average daily net asset value of the Class D shares. Proceeds from a Series' Class D distribution fee are used primarily to compensate Service Organizations for administration, shareholder services and distribution assistance (including a continuing fee of up to .25% on an annual basis of the average daily net asset value of a Series' Class D shares attributable to particular Service Organizations for providing personal services and/or the maintenance of shareholder accounts) and will initially be used by SFSI to defray the expense of the 1% payment to be made by it to Service Organizations at the time of the sale of Class D shares. The amounts expended by SFSI in any one year upon the initial purchase of Class D shares may exceed the amounts received by it from Plan payments retained. Expenses of administration, shareholder services and distribution of a Series' Class D shares in one fiscal year may be paid from a Series' Class D Plan fees received in any other fiscal year. Each Plan, as it relates to Class D shares, was approved by the Directors or Trustees on November 18, 1993 and became effective February 1, 1994. Each Plan is reviewed by the Directors or Trustees annually. The total amount paid for the year ended September 30, 1995, in respect of each Series' Class D shares pursuant to the Plan was 1.00% per annum of each Series' average daily net assets of the Class D shares.

     Seligman Services, Inc. ("SSI"), an affiliate of the Manager, is a limited purpose broker/dealer. SSI acts as broker/dealer of record for shareholder accounts that do not have a designated broker/dealer of record and receives compensation from a Series pursuant to its Plan for providing personal service and account maintenance to such accounts and other distribution services.


EXCHANGE PRIVILEGE


     A shareholder may, without charge, exchange at net asset value any part or all of an investment in a Series for shares of another Series or for shares of the other mutual funds in the Seligman Group. Exchanges may be made by mail or by telephone if the shareholder has telephone services.

     Class A shares may be exchanged only for Class A shares, and Class D shares may be exchanged only for Class D shares, of another Series or another mutual fund in the Seligman Group. All exchanges will be made on the basis of relative net asset value.

     If Class D shares that are subject to a CDSL are exchanged for Class D shares of another Series or fund, for purposes of assessing the CDSL payable upon disposition of the exchanged Class D shares, the one year holding period shall be reduced by the holding period of the original Class D shares.

     Aside from the Series described in this Prospectus, the mutual funds in the Seligman Group available under the Exchange Privilege are:

     o Seligman Capital Fund, Inc.: seeks aggressive capital appreciation. Current income is not an objective.

     o Seligman Cash Management Fund, Inc.: invests in high quality money market instruments. Shares are sold at net asset value.

     o Seligman Common Stock Fund, Inc.: seeks favorable current income and long-term growth of both income and capital value without exposing capital to undue risk.



     o Seligman Communications and Information Fund, Inc.: invests in shares of companies in the communications, information and related industries to produce capital gain. Income is not an objective.

     o Seligman Frontier Fund, Inc.: seeks to produce growth in capital value, income may be considered but will only be incidental to the fund's investment objective.

     o Seligman Growth Fund, Inc.: seeks longer-term growth in capital value and an increase in future income.

     o Seligman Henderson Global Fund Series, Inc.: consists of the Seligman Henderson Global Growth Opportunities Fund, the Seligman Henderson Global Smaller Companies Fund, the Seligman Henderson Global Technology Fund and the Seligman Henderson International Fund all of which seek long-term capital appreciation primarily through investing in companies either globally or internationally.


     o Seligman High Income Fund Series: seeks high current income by investing in debt securities. The Fund consists of the U.S. Government Securities Series and the High-Yield Bond Series.


     o Seligman Income Fund, Inc.: seeks high current income and the possibility of improvement of future income and capital value.

     All permitted exchanges will be based on the net asset values of the respective funds determined at the close of the NYSE on that day. Telephone requests for exchanges must be received between 8:30 a.m. and 4:00 p.m. New York City time on any business day, by Seligman Data Corp. at (800) 221-2450 and will be processed as of the close of business on that day. The registration of an account into which an exchange is made must be identical to the registration of the account from which shares are exchanged. When establishing a new account by an exchange of shares, the shares being exchanged must have a value of at least the minimum initial investment required by the fund into which the exchange is being made. The method of receiving distributions, unless otherwise indicated, will be carried over to the new fund account, as will telephone services. Account services, such as Invest-A-Check(R) Service, Directed Dividends and Automatic Cash Withdrawal Service, will not be carried over to the new fund account unless specifically requested and permitted by the new fund. Exchange orders may be placed to effect an exchange of a specific number of shares, an exchange of shares equal to a specific dollar amount or an exchange of all shares held. Shares for which certificates have been issued may not be exchanged via telephone and may be exchanged only upon receipt of an exchange request together with certificates representing shares to be exchanged in form for transfer.

     Telephone exchanges are only available to shareholders whose accounts are registered individually or jointly. The terms of the exchange offer described herein may be modified at any time; and not all of the mutual funds in the Seligman Group are available to residents of all states. Before making any exchange, contact your authorized investment dealer or Seligman Data Corp. to obtain prospectuses of any of the Seligman Mutual Funds.

     A broker/dealer representative will be able to effect exchanges on behalf of a shareholder only if the shareholder has telephone services or if the broker/dealer has entered into a Telephone Exchange Agreement with SFSI wherein the broker/dealer must agree to indemnify SFSI and the Seligman Group of Mutual Funds from any loss or liability incurred as a result of acceptance of telephone exchange orders. Written confirmation of all exchanges will be forwarded to the shareholder to whom the exchanged shares are registered and a duplicate confirmation will be sent to the broker/dealer of record listed on the account.

     SFSI reserves the right to reject any telephone exchange request. Any rejected telephone exchange order may be processed by mail. For more information about telephone exchanges, which, unless objected to, are assigned to certain shareholders automatically, and the circumstances under which shareholders may bear the risk of loss for a fraudulent transaction, see "Telephone Transactions" above.


     Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes.

FURTHER INFORMATION ABOUT TRANSACTIONS IN THE FUNDS

     Because excessive trading (including short-term, "market timing" trading) can hurt a Series' performance, a Fund, on behalf of a Series, may refuse any exchange (1) from any shareholder account from which there have been two exchanges in the preceding three month period, or (2) where the exchanged shares equal in value the lesser of $1,000,000 or 1% of the Series' net assets. A Fund may also refuse any exchange or purchase order from any shareholder account if the shareholder or the shareholder's broker/dealer has been advised that previous patterns of purchases and redemptions or exchanges have been considered excessive. Accounts under common ownership or control, including those with the same taxpayer ID number and those administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be considered one account for this purpose. Additionally, each Fund reserves the right to refuse any order for the purchase of shares.

DIVIDENDS AND DISTRIBUTIONS


     Each Series intends to declare dividends of net investment income daily. Dividends are paid on the 17th day of each month. If the 17th day of the month falls on a weekend or holiday on which the NYSE is closed, the dividend will be distributed on the previous business day. Payments vary in amount depending on income received from portfolio securities, expenses of operation and the number of days in the period.


     Shares will begin earning dividends on the day on which a Series receives payment and shares are issued. Shares continue to earn dividends through the date preceding the date they are redeemed or delivered subsequent to repurchase.

     Each Series distributes substantially all of any taxable net long-term and short-term gain realized on investments to shareholders at least annually in accordance with requirements under the Internal Revenue Code of 1986, as amended, and other applicable statutory and regulatory requirements.


     Shareholders may elect: (1) to receive both dividends and gain distributions in shares; (2) to receive dividends in cash and gain distributions in shares; (3) to receive both dividends and gain distributions in cash. In the case of prototype retirement plans, dividends and gain distributions are reinvested in additional shares. Unless another election is made, dividends and gain distributions will be credited to shareholder accounts in additional shares. Class D shares acquired through a dividend or gain distribution and credited to the account are not subject to a CDSL. Dividends and gain distributions paid in shares are invested at the net asset value on the payable date. Shareholders may elect to change their dividend and gain distribution options by writing Seligman Data Corp. at the address listed below. If the shareholder has telephone services, changes may also be telephoned to Seligman Data Corp. between 8:30 a.m. and 6:00 p.m. New York City time, by either the shareholder or the broker/dealer of record on the account. For information about telephone services, see "Telephone Transactions." These elections must be received by Seligman Data Corp. at least five business days before the payable date, otherwise payment will be made in accordance with the current option on the shareholder's account.

     The per share dividends from net investment income on a Series' Class D shares will be lower than the per share dividends on a Series' Class A shares as a result of the higher distribution fee applicable with respect to a Series' Class D shares. Per share dividends of the two classes may also differ as a result of differing class expenses, if any. Distributions of net capital gains, if any, will be paid in the same amount for Class A and Class D shares.


     Shareholders exchanging into another mutual fund in the Seligman Group will continue to receive dividends and gains as elected prior to such exchange unless otherwise specified.

TAXES

Federal Income Taxes


     Each Series intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). Thus qualified, each Series will be relieved of federal income tax on income distributed to shareholders provided that it distributes each year to its shareholders at least 90% of its net investment income and net short-term capital gains, if any.


     If, at the close of each quarter of its taxable year, at least 50% of each Series' total assets is invested in obligations exempt from federal income tax the Series will be eligible to pay dividends that are excludable by shareholders from gross income for federal income tax purposes ("exempt interest dividends"). The total amount of exempt interest dividends paid by a Series to shareholders with respect to any taxable year cannot exceed the amount of federally tax-exempt interest received by a Series during the year less any expenses allocable to such interest.


     Distributions of net capital gain, i.e., the excess of net long-term capital gains over net short-term capital losses ("capital gain distributions") are taxable to shareholders as long-term capital gain, whether received in shares or cash, regardless of how long a shareholder has held shares in the Series, except that the portion of net capital gains representing accrued market discount on tax-exempt obligations acquired after April 30, 1993 will be taxable as ordinary income. Individual shareholders will be subject to federal income tax on net capital gains at a maximum rate of 28%. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. Distributions from a Series' other investment income (other than exempt interest dividends) or from net realized short-term gain will be taxable to shareholders as ordinary income, whether received in cash or in additional shares.
Distributions will not, generally, be eligible for the dividends-received deduction for corporations. Shareholders receiving distributions in the form of additional shares issued by a Series will be treated for federal income tax purposes as having received a distribution in an amount equal to the fair market value on the date of distribution of the shares received.


     Interest on indebtedness incurred or continued to purchase or carry shares of any Series will not be deductible for federal income tax purposes to the extent that the Series' distributions are exempt from federal income tax.

     Any gain or loss realized upon a sale or redemption of shares of a Series by a shareholder who is not a dealer in securities generally will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, if shares on which a long-term capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less, any loss realized will be treated as long-term capital loss to the extent that it offsets the long-term capital gain distribution. Moreover, any loss realized by a shareholder upon the sale of shares of a Series held six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholders with respect to such shares. In addition, no loss will be allowed on the sale or other disposition of shares of a Series if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, the holder acquires (such as through dividend reinvestment) securities that are substantially identical to the shares of the Series.


     In determining gain or loss on shares of a Series that are sold or exchanged within 90 days after acquisition, a shareholder generally will not be permitted to include in the tax basis attributable to such shares the sales load incurred in acquiring such shares to the extent of any subsequent reduction of the sales load by reason of the Exchange or Reinstatement Privilege offered by a Fund. Any sales load not taken into account in determining the tax basis of shares sold or exchanged within 90 days after acquisition will be added to the shareholder's tax basis in the shares acquired pursuant to the Exchange or Reinstatement Privilege.

     Shareholders are urged to consult their tax advisers concerning the effect of federal income taxes in their individual circumstances. In particular, persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by industrial development bonds or private activity bonds should consult their tax advisers before purchasing shares of any Series.

     UNLESS A SHAREHOLDER INCLUDES A TAXPAYER IDENTIFICATION NUMBER (SOCIAL SECURITY NUMBER FOR INDIVIDUALS) ON THE ACCOUNT APPLICATION AND CERTIFIES THAT SUCH SHAREHOLDER IS NOT SUBJECT TO BACKUP WITHHOLDING, EACH FUND IS REQUIRED TO WITHHOLD AND REMIT TO THE U.S. TREASURY A PORTION OF NON-EXEMPT DISTRIBUTIONS AND OTHER REPORTABLE PAYMENTS TO THE SHAREHOLDER. THE RATE OF BACKUP WITHHOLDING IS 31%. SHAREHOLDERS SHOULD BE AWARE THAT, UNDER REGULATIONS PROMULGATED BY THE INTERNAL REVENUE SERVICE, A FUND MAY BE FINED UP TO $50 ANNUALLY FOR EACH ACCOUNT FOR WHICH A CERTIFIED TAXPAYER IDENTIFICATION NUMBER IS NOT PROVIDED. IN THE EVENT THAT SUCH A FINE IS IMPOSED WITH RESPECT TO ANY UNCERTIFIED ACCOUNT IN ANY YEAR, A CORRESPONDING CHARGE MAY BE MADE AGAINST THAT ACCOUNT.

California Taxes

     In the opinion of Sullivan & Cromwell, counsel to the Funds, provided that at the end of each quarter of its taxable year at least 50% of the total assets of the California Quality or California High-Yield Series consist of federally tax-exempt obligations of the State of California and its political subdivisions ("California Tax-Exempt Securities"), shareholders of each such Series who are subject to California State taxation on dividends will not be subject to California personal income taxes on dividends from that Series attributable to interest received by each such Series on California Tax-Exempt Securities as well as on certain other federally tax-exempt obligations the interest on which is exempt from California personal income taxes. To the extent that the distributions are derived from other income, including long- or short-term capital gains, such distributions will not be exempt from California personal income taxation, and, further to the extent that they constitute long-term capital gain dividends they will be taxed as long-term gain to a shareholder.


     Interest on indebtedness incurred or continued to purchase or carry shares of the California Quality or California High Yield Series will not be deductible for California personal income tax purposes to the extent such Series' distributions are exempt from California personal income tax.

     Prospective investors should be aware that an investment in these Series may not be suitable for persons who are not residents of the State of California or who do not receive income subject to income taxes of the State.

Colorado Taxes


     In the opinion of Ireland, Stapleton, Pryor & Pascoe, P.C., Colorado tax counsel to the Tax-Exempt Fund, individuals, trusts, estates and corporations who are holders of the Colorado Series and who are subject to the Colorado income tax will not be subject to Colorado income tax on Colorado Series dividends to the extent that such distributions qualify as exempt-interest dividends of a regulated investment company under Section 852(b)(5) of the Code, which are derived from interest income received by the Colorado Series on (a) obligations of the State of Colorado or its political subdivisions which are issued on or after May 1,1980, and if issued before May 1,1980, to the extent such interest is specifically exempt from income taxation under the laws of the State of Colorado authorizing the issuance of such obligations, (b) obligations of the United States or its possessions to the extent included in federal taxable income, or (c) obligations of territories or possessions of the United States to the extent federal law exempts interest on such obligations from taxation by the states. To the extent that Colorado Series distributions are attributable to sources not described in the preceding sentence, such as long or short-term capital gains, such distributions will not be exempt from Colorado income tax. There are no municipal income taxes in Colorado. As intangibles, shares in the Colorado Series are exempt from Colorado property taxes.


     Except during temporary defensive periods or when acceptable investments are unavailable to the Colorado Series, at least 80% of the value of the net assets of the Colorado Series will be maintained in debt obligations which are exempt from federal income tax and Colorado income tax.

     The Colorado Series will notify its shareholders within 60 days after the close of the year as to the interest derived from Colorado obligations and exempt from the Colorado income tax.

Florida Taxes


     Florida does not presently impose an income tax on individuals and thus individual shareholders of the Florida Series will not be subject to any Florida state income tax on distributions received from the Florida Series. However, Florida imposes an intangible personal property tax on shares of the Florida Series owned by a Florida resident on January 1 of each year unless such shares qualify for an exemption from that tax. The Tax-Exempt Trust has received a Technical Assistance Advisement from the State of Florida, Department of Revenue, to the effect that shares of the Florida Series owned by a Florida resident will be exempt from the intangible personal property tax so long as the Florida Series' portfolio includes on January 1 of each year only assets, such as Florida Tax-Exempt Securities and U.S. Government securities, which are exempt from the Florida intangible personal property tax. Corporate shareholders may be subject to Florida income taxes depending on the portion of the income related to the Florida Series that is allocable to Florida under applicable Florida law.


Georgia Taxes

     In the opinion of King & Spalding, Georgia tax counsel to the Tax-Exempt Fund, under existing Georgia law, shareholders of the Georgia Series will not be subject to Georgia income taxes on dividends with respect to shares of the Georgia Series to the extent that such distributions represent "exempt-interest dividends" for federal income tax purposes that are attributable to interest-bearing obligations issued by or on behalf of the State of Georgia or its political subdivisions, or by the governments of Puerto Rico, the Virgin

Islands or Guam (collectively, "Georgia Obligations"), which are held by the Georgia Series. Dividends, if any, derived from capital gains or other sources generally will be taxable to shareholders of the Georgia Series for Georgia income tax purposes. For purposes of the Georgia intangibles tax, shares of the Georgia Series are taxable to shareholders who are otherwise subject to the Georgia intangibles tax.

     Except during temporary defensive periods or when acceptable investments are unavailable to the Georgia Series, at least 80% of the value of the net assets of the Georgia Series will be maintained in debt obligations which are exempt from federal income tax and Georgia income taxes.

     The Georgia Series will notify its shareholders within 60 days after the close of the year as to the interest derived from Georgia Obligations and exempt from Georgia income taxes.

Louisiana Taxes

     In the opinion of Liskow & Lewis, Louisiana tax counsel to the Tax-Exempt Fund, based upon a private ruling obtained from the Louisiana Department of Revenue and Taxation (the "Department"), and subject to the current policies of the Department, shareholders of the Louisiana Series who are either corporations or individuals and residents of the State of Louisiana and who are otherwise subject to Louisiana income tax will not be subject to Louisiana income tax on Louisiana Series dividends to the extent that such dividends are attributable to interest on tax-exempt obligations of the State of Louisiana or its political or governmental subdivisions, its governmental agencies or instrumentalities. To the extent that distributions on the Louisiana Series are attributable to sources other than those described in the preceding sentence, such distributions, including but not limited to, long-term or short-term capital gains, will not be exempt from Louisiana income tax.

     Non-resident individuals maintaining their domicile other than in the State of Louisiana will not be subject to Louisiana income tax on their Louisiana Series dividends.

     Except during temporary defensive periods or when acceptable investments are unavailable to the Louisiana Series, the Tax-Exempt Fund will maintain at least 80% of the value of the net assets of the Louisiana Series in debt obligations which are exempt from federal income tax and exempt from Louisiana income tax.

     The Louisiana Series will notify its shareholders within 60 days after the close of the year as to the interest derived from Louisiana obligations and exempt from Louisiana income tax.

Maryland Taxes

     In the opinion of Venable, Baetjer and Howard, LLP, Maryland tax counsel to the Tax-Exempt Fund, as long as dividends paid by the Maryland Series qualify as interest excludable under Section 103 of the Code and the Maryland Series qualifies as a "regulated investment company" under the Code, the portion of exempt-interest dividends that represents interest received by the Maryland Series on obligations (a) of Maryland or its political subdivisions and authorities, or (b) of the United States or an authority, commission, instrumentality, possession or territory of the United States, will be exempt from Maryland state and local income taxes when allocated or distributed to a shareholder of the Maryland Series.

     Gain realized by the Maryland Series from the sale or exchange of a bond issued by Maryland or a political subdivision of Maryland, or of the United States or an authority, commission or instrumentality of the United States will not be subject to Maryland state and local income taxes.

     To the extent that distributions of the Maryland Series are attributable to sources other than those described in the preceding sentences, such as interest received by the Maryland Series on obligations issued by states other than Maryland, income earned on repurchase contracts, or gains realized by a shareholder upon a redemption or exchange of Maryland Series shares, such distributions will be subject to Maryland state and local income taxes.

     Income earned on certain private activity bonds will constitute a Maryland tax preference for individual shareholders.

     Interest on indebtedness incurred or continued (directly or indirectly) by a shareholder of the Maryland Series to purchase or carry shares of the Maryland Series will not be deductible for Maryland state and local income tax purposes to the extent such interest is allocable to exempt-interest dividends.

     Except during temporary defensive periods or when acceptable investments are unavailable to the Maryland Series, at least 80% of the value of the net assets of the Maryland Series will be maintained in debt obligations which are exempt from federal income tax and are exempt from Maryland state and local income taxes.

     The Maryland Series will notify its shareholders within 60 days after the close of the year as to the interest derived from Maryland obligations and exempt from Maryland state and local income taxes.

Massachusetts Taxes

     In the opinion of Palmer & Dodge, Massachusetts tax counsel to the Tax-Exempt Fund, assuming that the Tax-Exempt Fund gives the notices described at the end of this section, holders of the Massachusetts Series who are subject to the Massachusetts personal income tax will not be subject to tax on distributions from the Massachusetts Series to the extent that these distributions qualify as exempt-interest dividends of a regulated investment company under Section 852(b)(5) of the Code which are directly attributable to interest on obligations issued by the Commonwealth of Massachusetts, its instrumentalities or its political subdivisions or by the government of Puerto Rico or by its authority, by the government of Guam or by its authority, or by the government of the Virgin Islands or its authority (collectively, "Massachusetts Obligations"). Except to the extent excluded as capital gain, distributions of income to Massachusetts holders of the Massachusetts Series that are attributable to sources other than those described in the preceding sentence will be includable in the Massachusetts income of the holders of the Massachusetts Series. Distributions will not be subject to tax to the extent that they qualify as capital gain dividends which are attributable to obligations issued by the Commonwealth of Massachusetts, its instrumentalities or political subdivisions under any provision of law which exempts capital gain on the obligation from Massachusetts income taxation. Distributions which qualify as capital gain dividends under Section 852(b)(3)(C) of the Code and which are includable in Federal gross income will be includable in the Massachusetts income of a holder of the Massachusetts Series as capital gain.

     Massachusetts   Series  dividends  are  not  excluded  in  determining  the
Massachusetts excise tax on corporations.

     Except during temporary defensive periods or when acceptable investments are unavailable to the Massachusetts Series, the Tax-Exempt Fund will maintain at least 80% of the value of the net assets of the Massachusetts Series in debt obligations which are exempt from federal income tax and Massachusetts personal income tax.

     The Massachusetts Series will notify its shareholders within 60 days after the close of the year as to the interest and capital gains derived from Massachusetts Obligations and exempt from Massachusetts personal income tax.

Michigan Taxes

     In the opinion of Dickinson, Wright, Moon, Van Dusen & Freeman, Michigan tax counsel to the Tax-Exempt Fund, holders of the Michigan Series who are subject to the Michigan income tax or single business tax will not be subject to the Michigan income tax or single business tax on Michigan Series dividends to the extent that such distributions qualify as exempt-interest dividends of a regulated investment company under Section 852(b)(5) of the Code which are attributable to interest on tax-exempt obligations of the State of Michigan, or its political or governmental subdivisions, its governmental agencies or instrumentalities (as well as certain other federally tax-exempt obligations, the interest on which is exempt from Michigan tax, such as, for example, certain obligations of Puerto Rico) (collectively, "Michigan Obligations"). To the extent that distributions on the Michigan Series are attributable to sources other than those described in the preceding sentence, such distributions, including, but not limited to, long or short-term capital gains, will not be exempt from Michigan income tax or single business tax. The Michigan Department of Treasury has issued a bulletin stating that holders of interests in regulated investment companies who are subject to the Michigan intangibles tax will be exempt from the tax to the extent that the investment portfolio consists of U.S. obligations and obligations of the State of Michigan or of its political subdivisions. In addition, Michigan Series shares owned by certain financial institutions or by certain other persons subject to the Michigan single business tax are not subject to the Michigan intangibles tax. To the extent the distributions on the Michigan Series are not subject to Michigan income tax, they are not subject to the uniform city income tax imposed by certain Michigan cities.

     Except during temporary defensive periods or when acceptable investments are unavailable to the Michigan Series, at least 80% of the value of the net assets of the Michigan Series will be maintained in debt obligations which are exempt from federal income tax and Michigan income and single business taxes.

     The Michigan Series will notify its shareholders within 60 days after the close of the year as to the interest derived from Michigan Obligations and exempt from Michigan income tax.

Minnesota Taxes


     In the opinion of Faegre & Benson Professional Limited Liability Partnership, Minnesota tax counsel to the Tax-Exempt Fund, provided that the
Minnesota Series qualifies as a "regulated investment company" under the Code, and subject to the discussion in the paragraph below, shareholders of the Minnesota Series who are individuals, estates, or trusts and who are subject to the regular Minnesota personal income tax will not be subject to such regular Minnesota tax on Minnesota Series dividends to the extent that such distributions qualify as exempt-interest dividends of a regulated investment company under Section 852(b)(5) of the Code which are derived from interest income on tax-exempt obligations of the State of Minnesota, or its political or governmental subdivisions, municipalities, governmental agencies or instrumentalities ("Minnesota Sources"). The foregoing will apply, however, only if the portion of the exempt-interest dividends from such Minnesota Sources that is paid to all shareholders represents 95% or more of the exempt-interest dividends that are paid by the Minnesota Series. If the 95% test is not met, all exempt-interest dividends that are paid by the Minnesota Series will be subject to the regular Minnesota personal income tax. Even if the 95% test is met, to the extent that exempt-interest dividends that are paid by the Minnesota Series are not derived from the Minnesota Sources described in the first sentence of this paragraph, such dividends will be subject to the regular Minnesota personal income tax. Other distributions of the Minnesota Series, including distributions from net short-term and long-term capital gains, are generally not exempt from the regular Minnesota personal income tax.

     Legislation enacted in 1995 provides that it is the intent of the Minnesota legislature that interest income on obligations of Minnesota governmental units, including obligations of the Minnesota Sources described above, and exempt-interest dividends that are derived from interest income on such obligations, be included in the net income of individuals, estates, and trusts for Minnesota income tax purposes if it is judicially determined that the exemption by Minnesota of such interest or such exempt-interest dividends unlawfully discriminates against interstate commerce because interest income on obligations of governmental issuers located in other states, or exempt-interest dividends derived from such obligations, is so included. This provision applies to taxable years that begin during or after the calendar year in which such judicial decision becomes final, regardless or the date on which the obligations were issued, and other remedies apply for previous taxable years. The United States Supreme Court recently denied certiorari in an Ohio case which upheld an exemption for interest income on obligations of Ohio governmental issuers, even though interest income on obligations of non-Ohio governmental issuers, was subject to tax. However, it cannot be predicted whether a similar case will be brought in Minnesota or elsewhere, or what the outcome of such case would be.


     Minnesota presently imposes an alternative minimum tax on individuals, estates, and trusts that is based, in part, on such taxpayers' federal alternative minimum taxable income, which includes federal tax preference items. The Code provides that interest on specified private activity bonds is a federal tax preference item, and that an exempt-interest dividend of a regulated investment company constitutes a federal tax preference item to the extent of its proportionate share of the interest on such private activity bonds. Accordingly, exempt-interest dividends that are attributable to such private activity bond interest, even though they are derived from the Minnesota Sources described above, will be included in the base upon which such Minnesota alternative minimum tax is computed. In addition, the entire portion of exempt-interest dividends that is received by such shareholders and that is derived from sources other than the Minnesota Sources described above is also subject to the Minnesota alternative minimum tax. Further, should the 95% test that is described above fail to be met, all of the exempt-interest dividends that are paid by the Minnesota Series, including all of those that are derived from the Minnesota Sources described above, will be subject to the Minnesota alternative minimum tax, in the case of shareholders of the Minnesota Series who are individuals, estates or trusts.


     Subject to certain limitations that are set forth in the Minnesota rules, Minnesota Series dividends, if any, that are derived from interest on certain United States obligations are not subject to the regular Minnesota personal income tax or the Minnesota alternative minimum tax, in the case of shareholders of the Minnesota Series who are individuals, estates, or trusts.

     Minnesota Series distributions, including exempt-interest dividends, are not excluded in determining the Minnesota franchise tax on corporations that is measured by taxable income and alternative minimum taxable income. Minnesota Series distributions may also be taken into account in certain cases in determining the minimum fee that is imposed on corporations, S corporations, and partnerships.


     Except during temporary defensive periods or when acceptable investments are unavailable to the Minnesota Series, at least 80% of the value of the net assets of the Minnesota Series will be maintained in debt obligations which are exempt from the federal income tax and the Minnesota personal income tax, subject to the discussion above. The Minnesota Series will invest so that the 95% test described above is met.

     The Minnesota Series will notify its shareholders within 30 days after the close of the year as to the interest derived from Minnesota obligations and exempt from the Minnesota personal income tax, subject to the discussion above.


Missouri Taxes


     In the opinion of Bryan Cave LLP, Missouri tax counsel to the Tax-Exempt Fund, dividends distributed to individual shareholders of the Missouri Series will be exempt from the Missouri personal income tax imposed by Chapter 143 of the Missouri Revised Statutes to the extent that such dividends qualify as exempt interest dividends of a regulated investment company under Section 852(b)(5) of the Code and are derived from interest on obligations of the State of Missouri or any of its political subdivisions or authorities or obligations issued by the government of Puerto Rico or its authority (collectively, "Missouri Obligations"). Capital gain dividends, as defined in Section 852(b)(3) of the Code, distributable by the Fund to individual resident shareholders of the Missouri Series, to the extent includable in federal adjusted gross income, will be subject to Missouri income taxation. Shares in the Missouri Series are not subject to Missouri personal property taxes.

     Dividends paid by the Missouri Series, if any, that do not qualify as tax exempt dividends under Section 852 (b)(5) of the Code, will be exempt from Missouri income tax only to the extent that such dividends are derived from interest on certain U.S. obligations that the State of Missouri is expressly prohibited from taxing under the laws of the United States. The portion of such dividends that is not subject to taxation by the State of Missouri may be reduced by interest, or other expenses, in excess of $500 paid or incurred by a shareholder in any taxable year to purchase or carry shares of the Missouri Series of the Tax-exempt Fund or other investments producing income that is includable in federal gross income, but exempt from Missouri income tax.

     Except during temporary defensive periods or when acceptable investments are unavailable to the Missouri Series, at least 80% of the value of the net assets of the Missouri Series will be maintained in debt obligations which are exempt from federal income tax and Missouri personal income tax.

     The Missouri Series will notify its shareholders within 60 days after the close of the year as to the interest derived from Missouri Obligations and exempt from the Missouri personal income tax.

New Jersey Taxes


     In the opinion of McCarter & English, New Jersey counsel to the New Jersey Fund, income distributions paid from a "qualified investment fund" are exempt from the New Jersey personal income tax, to the extent attributable to tax-exempt obligations specified by New Jersey law. As defined in N.J.S.A. 54A:6-14.1, a "qualified investment fund" is any investment or trust company, or series of such investment company or trust registered with the Securities and Exchange Commission, which for the calendar year in which a distribution is paid, has (i) no investments other than interest-bearing obligations, obligations issued at a discount, and cash and cash items, including receivables, and financial options, futures, forward contracts, or other similar financial instruments related to interest-bearing obligations, obligations issued at a discount or bond indices related thereto (such financial options, etc. being referred to herein as "Financial Instruments"), and (ii) which has at least 80% of the aggregate principal amount of all its investments, excluding Financial Instruments, to the extent such instruments are authorized by section 851(b) of the Code, cash and cash items, including receivables, invested in obligations issued by New Jersey, or in obligations that are free from state or local taxation under New Jersey and federal laws such as obligations issued by the governments of Puerto Rico, Guam or the Virgin Islands ("Tax-Exempt Securities"). Interest income and gains realized by the New Jersey Fund upon disposition of obligations and distributed to the shareholders are exempt from the New Jersey personal income tax to the extent attributable to Tax-Exempt Securities. Gains resulting from the redemption or sale of shares of the New Jersey Fund would also be exempt from the New Jersey personal income tax.


     The New Jersey personal income tax is not applicable to corporations. For all corporations subject to the New Jersey Corporation Business Tax, interest on Tax-Exempt Securities is included in the net income tax base for purposes of computing the corporation business tax. Furthermore, any gain upon the redemption or sale of shares by a corporate shareholder is also included in the net income tax base for purposes of computing the Corporation Business Tax.

     The New Jersey Fund will notify shareholders by February 15 of each calendar year as to the amounts of all such dividends and distributions which are exempt from federal income taxes and New Jersey personal income tax and the amounts, if any, which are subject to such taxes. Shareholders are, however, urged to consult with their own tax advisors as to the federal, state or local tax consequences in their specific circumstances.

     Prospective investors should be aware that an investment in a state tax-exempt fund may not be suitable for persons who do not receive income subject to income taxes of such state.

New York State and City Taxes


     In the opinion of Sullivan & Cromwell, counsel to the Funds, holders of shares of the New York Series who are subject to New York State and City tax on dividends will not be subject to New York State and City personal income taxes on New York Series dividends to the extent that such distributions qualify as exempt-interest dividends under Section 852(b)(5) of the Code and represent interest income attributable to federally tax-exempt obligations of the State of New York and its political subdivisions (as well as certain other federally tax-exempt obligations the interest on which is exempt from New York State and City personal income taxes such as, for example, certain obligations of Puerto
Rico) (collectively, "New York Obligations"). To the extent that distributions on the New York Series are derived from other income, including long or short-term capital gains, such distributions will not be exempt from State or City personal income taxes.

     Dividends on the New York Series are not excluded in determining New York State or City franchise taxes on corporations and financial institutions.

     Except during temporary defensive periods or when acceptable investments are unavailable to the New York Series, the Tax-Exempt Fund will maintain at least 80% of the value of the net assets of the New York Series in debt obligations which are exempt from federal income tax and New York State and City personal income taxes.

     The Series will notify its shareholders within 45 days after the close of the year as to the interest derived from New York Obligations and exempt from New York State and City personal income taxes.

North Carolina Taxes


     In the opinion of Horack, Talley, Pharr & Lowndes, P.A., tax counsel to the North Carolina Series, distributions from the North Carolina Series to shareholders subject to North Carolina income taxes will not be taxable for North Carolina income tax purposes to the extent the distributions either (i) qualify as exempt-interest dividends of a regulated investment company under the Code and are attributable to interest on obligations issued by the State of North Carolina and its political subdivisions or (ii) are dividends attributable to interest on direct obligations of the U.S. government and agencies and possessions of the United States, so long as in both cases the North Carolina Series provides a supporting statement to the shareholders designating the portion of the dividends of the North Carolina Series attributable to interest on obligations issued by the State of North Carolina and its political subdivisions or direct obligations of the U.S. government and agencies and possessions of the United States. In the absence of such a statement, the total amount of the dividends will be taxable for North Carolina income tax purposes. Distributions attributable to other sources, including exempt-interest dividends attributable to interest on obligations of states other than North Carolina and the political subdivisions of such other states as well as capital gains, will be taxable for North Carolina income tax purposes.

     The North Carolina Series will notify its shareholders within 60 days after the close of its taxable year as to the amount of dividends and distributions to the shareholders of the North Carolina Series which are exempt from North Carolina income taxes and the dollar amount, if any, which is subject to North Carolina income taxes.

     The North Carolina tax on the value of intangible personal property has been repealed effective January 1, 1995.



Ohio Taxes

     In the opinion of Squire, Sanders & Dempsey, Ohio tax counsel to the Tax-Exempt Fund, holders of the Ohio Series who are subject to the Ohio personal income tax, the net income base of the Ohio corporation franchise tax, or school district or municipal income taxes in Ohio will not be subject to such taxes on dividend distributions with respect to shares of the Ohio Series to the extent that such distributions are properly attributable to interest (including accrued original issue discount) on obligations issued by or on behalf of the State of Ohio, political subdivisions thereof, or agencies or instrumentalities thereof ("Ohio Obligations"), or by the government of Puerto Rico, the Virgin Islands or Guam, provided that the Ohio Series qualifies as a "regulated investment company" for federal income tax purposes and that at all times at least 50% of the value of the total assets of the Ohio Series consists of Ohio Obligations or similar obligations of other states or their subdivisions. It is assumed for purposes of this discussion of Ohio taxes that these requirements are satisfied. Shares of the Ohio Series will be included in a corporation's tax base for purposes of computing the Ohio corporation franchise tax on the net worth basis.

     Dividends on shares of the Ohio Series that are attributable to gain from the sale, exchange or other disposition of Ohio Obligations held by the Ohio Series are not subject to the Ohio personal income tax, the net income base of the Ohio corporation franchise tax, or school district or municipal income taxes in Ohio.

     The Ohio Series is not subject to the Ohio personal income tax, Ohio school district income taxes, the Ohio corporation franchise tax, or the Ohio dealers in intangibles tax, provided that, with respect to the Ohio corporation franchise tax and the Ohio dealers in intangibles tax, the Tax-Exempt Fund complies with certain reporting requirements.

     Except during temporary defensive periods or when acceptable investments are unavailable to the Ohio Series, the Tax-Exempt Fund will maintain at least 80% of the value of the net assets of the Ohio Series in debt obligations which are exempt from federal income tax and the Ohio personal income tax and the net income base of the Ohio corporation franchise tax.

     The Ohio Series will notify its shareholders within 60 days after the close of the year as to the status for Ohio tax purposes of distributions with respect to shares of the Ohio Series.

Oregon Taxes

     In the opinion of Schwabe, Williamson & Wyatt, Oregon tax counsel to the Tax-Exempt Fund, under present law, individual shareholders of the Oregon Series will not be subject to Oregon personal income taxes on distributions received from the Oregon Series to the extent that such distributions (1) qualify as "exempt-interest dividends" under Section 852 (b)(5) of the Code and (2) are derived from interest on obligations of the State of Oregon or any of its political subdivisions or authorities or from interest on obligations of the governments of Puerto Rico, Guam, the Virgin Islands or the Northern Mariana Islands (collectively, "Oregon Obligations"). Other distributions, including any long-term and short-term capital gains, will generally not be exempt from personal income taxes in Oregon.

     No portion of distributions from the Oregon Series are exempt from Oregon excise tax on corporations. However, shares of the Oregon Series are not subject to Oregon property tax.

     Except during temporary defensive periods or when acceptable investments are unavailable to the Oregon Series, at least 80% of the value of the net assets of the Oregon Series will be maintained in debt obligations, the interest payments of which are exempt from federal income tax and Oregon personal income taxes.

     The Oregon Series will notify its shareholders within 60 days after the close of the year as to the interest derived from Oregon Obligations and exempt from Oregon personal income taxes.

Pennsylvania Taxes

     In the opinion of Ballard Spahr Andrews & Ingersoll, Pennsylvania tax counsel to the Pennsylvania Fund, individual shareholders of the Pennsylvania Fund who are subject to the Pennsylvania personal income tax will not be subject to Pennsylvania personal income tax on distributions from the Pennsylvania Fund to the extent that such distributions are attributable to interest paid on Pennsylvania Tax-Exempt Securities or U.S. Government obligations. Distributions attributable to most other sources, including distributions attributable to gain on the sale of such instruments, will not be exempt from Pennsylvania personal income tax.

     The same rules apply under the tax imposed by the Philadelphia School District on the unearned income of Philadelphia residents, except that all capital gain distributions are exempt from the School District tax regardless of the source from which they are paid.

     Corporate shareholders who are subject to the Pennsylvania corporate net income tax will not be subject to corporate net income tax on distributions from the Pennsylvania Fund that qualify as "exempt-interest dividends" for federal income tax purposes or are derived from interest on U.S. Government obligations.

     Individual shareholders of the Pennsylvania Fund who are subject to the Pennsylvania personal property tax will be exempt from Pennsylvania personal property tax on their shares of the Pennsylvania Fund to the extent that the Pennsylvania Fund portfolio consists of Pennsylvania Tax-Exempt Securities and U.S. Government obligations on the annual assessment date. Corporations are not subject to Pennsylvania personal property taxes.

     Shareholders will receive an annual Statement of Account and information regarding the federal and Pennsylvania income tax status of all distributions made during the year. Information will also be provided to individual

Pennsylvania shareholders regarding the portion of the value of their shares, if any, subject to Pennsylvania personal property tax.

     Prospective investors should be aware that an investment in the Pennsylvania Fund may not be suitable for persons who are not residents of the State of Pennsylvania or who do not receive income subject to income taxes of the State.

South Carolina Taxes

     In the opinion of Sinkler & Boyd, South Carolina tax counsel to the Tax-Exempt Fund, shareholders of the South Carolina Series who are subject to South Carolina individual or corporate income taxes will not be subject to such taxes on South Carolina Series' dividends to the extent that such dividends qualify as either (1) exempt-interest dividends of a regulated investment company under Section 852(b)(5) of the Code, which are derived from interest on tax-exempt obligations of the State of South Carolina or any of its political subdivisions or on obligations of the Government of Puerto Rico that are exempt from federal income tax; or (2) dividends derived from interest or dividends on obligations of the United States and its possessions or on obligations or securities of any authority or commission exempt from state income taxes under the laws of the United States (collectively, "South Carolina Obligations"). To the extent that South Carolina Series' distributions are attributable to other sources, such as long or short-term capital gains, such distributions will not be exempt from South Carolina taxes.

     Except during temporary defensive periods or when acceptable investments are unavailable to the South Carolina Series, at least 80% of the value of the net assets of the South Carolina Series will be maintained in debt obligations which are exempt from federal income tax and South Carolina income tax.

     The South Carolina Series will notify its shareholders within 60-days after the close of the year as to the interest derived from South Carolina Obligations and exempt from South Carolina income taxes.

Other State and Local Taxes

     The exemption of interest on tax-exempt securities for federal income tax purposes does not necessarily result in exemption under the income tax laws of any state or city. Except as noted above with respect to a particular state, distributions from a Fund may be taxable to investors under state and local law even though all or a part of such distributions may be derived from federally tax-exempt sources or from obligations which, if received directly, would be exempt from such income tax. In some states, shareholders of the National Series may be afforded tax-exempt treatment on distributions to the extent they are derived from tax-exempt securities issued by that state or its localities. Prospective investors should be aware that an investment in a certain State Series may not be suitable for persons who are not residents of the designated state or who do not receive income subject to income taxes in that state. Shareholders should consult their own tax advisers.

SHAREHOLDER INFORMATION


     Shareholders will be sent semi-annual reports regarding their Fund. General information about the Funds may be requested by writing the Corporate
Communications/Investor Relations Department, J. & W. Seligman & Co. Incorporated, 100 Park Avenue, New York, NY 10017 or telephoning the Corporate Communications/ Investor Relations Department toll-free by dialing (800) 221-7844 from all continental United States, except New York, or (212) 850-1864 in New York State and the Greater New York City area. Information about shareholder accounts may be requested by writing Shareholder Services, Seligman Data Corp., at the same address or by toll-free telephone by dialing (800) 221-2450 from all continental United States. Seligman Data Corp. may be telephoned Monday through Friday (except holidays), between the hours of 8:30 a.m. and 6:00 p.m. New York City time and calls will be answered by a service representative. 24-HOUR AUTOMATED TELEPHONE ACCESS IS AVAILABLE BY DIALING (800) 622-4597 ON A TOUCHTONE PHONE WHICH PROVIDES INSTANT ACCESS TO PRICE, YIELD, ACCOUNT BALANCE, MOST RECENT TRANSACTION AND OTHER INFORMATION. IN ADDITION, ACCOUNT STATEMENTS, FORM 1099-DIV AND CHECKBOOKS CAN BE ORDERED. TO INSURE PROMPT DELIVERY OF CHECKS, ACCOUNT STATEMENTS AND OTHER INFORMATION, SELIGMAN DATA CORP., SHOULD BE NOTIFIED IMMEDIATELY IN WRITING OF ANY ADDRESS CHANGE.

ADDRESS  CHANGES MAY BE TELEPHONED TO SELIGMAN DATA CORP. IF THE SHAREHOLDER HAS
TELEPHONE  SERVICES.   FOR  MORE  INFORMATION  ABOUT  TELEPHONE  SERVICES,   SEE
"TELEPHONE TRANSACTIONS" ABOVE.


     Account   Services.   Shareholders  are  sent   confirmation  of  financial
transactions.

     Other investor services are available. These include:


     o Invest-A-Check(R) enables a shareholder to authorize checks to be drawn on a regular checking account at regular monthly intervals in fixed amounts of $100 or more per fund, or regular quarterly intervals in fixed amounts of $250 or more per fund, to purchase shares. Accounts may be established concurrently with the Invest-A-Check(R) Service with a $100 minimum in conjunction with the monthly investment option, or a $250 minimum in conjunction with the quarterly investment option. Accounts established in conjunction with the Invest-A-Check(R) Service must be accompanied by a minimum initial investment of $100. (See "Terms and Conditions" on page
     51).

     o Automatic Dollar-Cost-Averaging Service permits a shareholder of Class A shares of Seligman Cash Management Fund to exchange a specified amount, at regular monthly intervals in fixed amounts of $100 or more per fund, or regular quarterly intervals of $250 or more per fund, into Class A shares of any other Seligman Mutual Fund, registered in the same name. The shareholder's Cash Management Fund account must have a dollar value of at least $5,000 at the initiation of the service. Exchanges will be made at the public offering price.

     o Dividends From Other Investments permits a shareholder to order dividends payable on shares of other companies to be paid to and invested in additional shares of the Series. (Dividend checks must meet or exceed the required minimum purchase amount and include the shareholder's name, the name of the Series and the class of shares in which the investment is to be made and the shareholder's account number.)


     o Automatic CD Transfer Service permits a shareholder to instruct a bank to invest the proceeds of a maturing bank certificate of deposit ("CD") in shares of any designated Seligman Mutual Fund. Shareholders who wish to use this service, should contact Seligman Data Corp. or a broker to obtain the necessary documentation. Banks may charge a penalty on CD assets withdrawn prior to maturity. Accordingly, it will not normally be advisable to liquidate a CD before its maturity.


     o Automatic Cash Withdrawal Service permits payments at regular intervals to be made to a shareholder who owns or purchases Class A shares worth $5,000 or more held as book credits. Holders of Class D shares may elect to use this service with respect to shares that have been held for at least one year. (See "Terms and Conditions" on page 51).

     o Directed Dividends allows a shareholder to pay dividends to another person or to direct the payment of such dividends to another Seligman Mutual Fund for purchase at net asset value. Dividends on Class A and Class D shares may be directed only to shares of the same class of another Seligman Mutual Fund.

     o Overnight Delivery to service shareholder requests is available for a $15.00 fee which may be debited from a shareholder's account, if requested.

     o Copies of Account Statements will be sent to each shareholder free of charge for the current year and most recent prior year. Copies of year-end statements for prior years are available for a fee of $10.00 per year, per account, with a maximum charge of $150 per account. Statement requests should be forwarded, along with a check, to Seligman Data Corp.

ADVERTISING A SERIES' PERFORMANCE

     From time to time, a Series advertises its "yield," "tax equivalent yield," "average annual total return" and "total return," each of which is calculated separately for each Series' Class A and Class D shares. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The

"yield" of a Series' class refers to the income generated by an investment in the Series over a 30-day period. This income is then "annualized." That is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The "tax equivalent yield" is calculated similarly to the "yield," except that the yield is increased using a stated income tax rate to demonstrate the taxable yield necessary to produce an after-tax yield equivalent to the Series. The "average annual total return" is the annual rate required for the initial payment to grow to the amount which would be received at the end of the specified period (one year, five years, and ten years or since the inception of the Series), i.e., the average annual compound rate of return, assuming the payment of the maximum sales load, if any, when the investment was first made and that all distributions and dividends by the Series were reinvested on the reinvestment dates during the period. "Total return" is calculated with these same assumptions and shows the aggregate return on an investment in a class over a specified period (one year, five years and ten years or since the inception of the Series). Class A total return and average annual total return quoted from time to time are not adjusted for periods prior to commencement dates, December 27, 1990, in the case of the Florida Series, and January 1, 1993, in the case of the California High-Yield Series, California Quality Series, and each Series of the Tax-Exempt Fund, for the annual administration, shareholder services and distribution fee. Such fee, if reflected, would reduce the performance quoted. The waiver by the Manager of its fees and reimbursement of certain expenses during certain periods (as set forth under "Financial Highlights" herein) would positively affect the performance results quoted.


     From time to time, reference may be made in advertising or promotional material to mutual fund rankings prepared by Lipper Analytical Service, Inc. ("Lipper"), an independent reporting service that monitors the performance of mutual funds. Lipper ranks funds in various categories by making comparative calculations using total return. Each Series may quote its Lipper ranking in the Municipal Bond Fund category or the Single State Municipal Bond Fund category or its Lipper ranking for all municipal bond funds monitored by Lipper. In addition, each class of a Series may compare its total return over a certain period with the average performance of all funds in these Lipper categories for the same period. In calculating the total return of a Series' Class A and Class D shares, the Lipper analysis assumes investment of all dividends and distributions paid but does not take into account applicable sales loads. A Series may also refer in advertisements, or in other promotional material to articles, comments, listings and columns in the financial and other press pertaining to a Series' performance. Examples of such financial and other press publications include Barron's, Business Week, CDA/Wiesenberger Mutual Funds Investment Report, Christian Science Monitor, Financial Planning, Financial Times, Financial World, Forbes, Fortune, Individual Investor, Investment Advisor, Investors Business Daily, Kiplinger's, Los Angeles Times, MONEY Magazine, Morningstar, Inc., Pensions and Investments, Smart Money, The New York Times, The Wall Street Journal, USA Today, U.S. News and World Report, Washington Post, Worth Magazine and Your Money.


ORGANIZATION AND CAPITALIZATION

     Each Fund is a non-diversified, open-end management investment company, as defined in the 1940 Act. The New Jersey Fund was incorporated in Maryland on March 13, 1987. The Pennsylvania Fund was organized as an unincorporated trust under the laws of the Commonwealth of Pennsylvania by a Declaration of Trust dated May 13, 1986. The Tax-Exempt Fund was incorporated in Maryland on August 8, 1983. The Tax-Exempt Trust was established under the laws of the Commonwealth of Massachusetts by a Declaration of Trust dated July 27, 1984.

     The Directors or Trustees of the Funds have authority to create and classify shares of capital stock or beneficial interest in separate Series, without further action by shareholders. The Declarations of Trust of the Pennsylvania Fund and the Tax-Exempt Trust permit the Trustees to issue an unlimited number of full and fractional shares of beneficial interest in separate Series. To date, shares of thirteen Series of the Tax-Exempt Fund, four Series of the Tax-Exempt Trust, one Series of the New Jersey Fund and one Series of the Pennsylvania Fund have been authorized, which shares constitute the interests in the Series described herein. Further series may be added in the future. Each of the Series' capital stock or shares of beneficial interest has a par value of $.001 per share and is divided into two classes. Each share of each Series' Class A and Class D common stock or beneficial interest, as applicable, is equal as to earnings, assets and voting privileges, except that each class bears its own separate distribution and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the 1940 Act or applicable state law. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class. In accordance with the Articles of Incorporation or Declaration of Trust of each Fund, the Board of Directors or Trustees may authorize the creation of additional classes of common stock or beneficial interest with such characteristics as are permitted by Rule 18f-3 under the 1940 Act. All shares have noncumulative voting rights for the election of directors. Each outstanding share is fully paid and non-assessable, and each is freely transferable. There are no liquidation, conversion or preemptive rights.


     It  is  the  intention  of  the  Funds  not  to  hold  Annual  Meetings  of
Shareholders. The Directors or Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the 1940 Act, or a Fund's Declaration of Trust or Articles of Incorporation. Pursuant to the 1940 Act, shareholders have to approve the adoption of any management contract, distribution plan and any changes in fundamental investment policies. Shareholders also have the right to call a meeting of shareholders for the purpose of voting on the removal of one or more Directors or Trustees.


     The shareholders of a Massachusetts business trust (the Tax-Exempt Trust) or a Pennsylvania trust (the Pennsylvania Fund), could, under certain circumstances, be held personally liable as partners of its obligations. However, the Declaration of Trust of each of the Tax-Exempt Trust and the Pennsylvania Fund, contains an express disclaimer of shareholder liability for acts or obligations of the Trusts and also provides for indemnification and reimbursement of expenses out of the Trusts, or Series thereof, for any shareholder held personally liable for obligations of the Trust, or Series thereof.

     There is a possibility that one Fund might be liable for any misstatement, inaccuracy, or incomplete disclosure in this Prospectus concerning any other Fund contained herein. Based on the advice of counsel, however, the Funds believe that the potential liability of each Fund with respect to the disclosure in this Prospectus extends only to the disclosure relating to such Fund.

                              TERMS AND CONDITIONS

                           General Account Information

     Investments will be made in as many shares of a Series, including fractions to the third decimal place, as can be purchased at the net asset value plus a sales load, if applicable, at the close of business on the day payment is received. If your check received in payment of a purchase of shares is dishonored for any reason, Seligman Data Corp. may cancel the purchase and may also redeem additional shares, if any, held in your account in an amount sufficient to reimburse the Fund for any loss it may have incurred and charge a $10.00 return check fee. Shareholders will receive dividends from investment income and any distributions from gain realized on investments in shares or in cash according to the option elected. Dividend and gain options may be changed by notifying Seligman Data Corp. in writing at least five business days prior to the payable date. Stock certificates will not be issued unless requested. Replacement stock certificates will be subject to a surety fee.

                            Invest-A-Check(R) Service


     The Invest-A-Check(R) Service is available to all shareholders. The application is subject to acceptance by the shareholder's bank and Seligman Data Corp. Checks in the amount specified will be drawn automatically on the shareholder's bank on the fifth day of each month unless otherwise specified (or on the prior business day if such day of the month falls on a weekend or holiday) in which an investment is scheduled and invested at the public offering price at the close of business on the same date. After the initial investment, the value of shares held in your Account must equal not less than two regularly scheduled investments. If a check is not honored by the shareholder's bank, or if the value of shares held falls below the required minimum, the Service will be suspended. In the event that a check is returned marked "unpaid," Seligman Data Corp. will cancel the purchase, redeem shares held in your account for an amount sufficient to reimburse a Series for any loss it may have incurred as a result, and charge a $10.00 return check fee. This fee may be debited from the shareholder's account. Service will be reinstated upon written request indicating that the cause of interruption has been corrected. The Service may be terminated by the shareholder or Seligman Data Corp. at any time by written notice. The shareholder agrees to hold the Funds and their agents free from all liability which may result from acts done in good faith and pursuant to these terms. Instructions for establishing Invest-A-Check(R) Service are given on the Account Application. In the event the shareholder exchanges all of the shares from one Seligman Mutual Fund to another, the shareholder must re-apply for the Invest-A-Check(R) Service in the Seligman Mutual Fund into which the exchange was made. In the event of a partial exchange, the Invest-A-Check(R) Service will be continued, subject to the above conditions, in the Seligman Fund from which the exchange was made. Accounts established in conjunction with the Invest-A-Check(R) service must be accompanied by a minimum initial investment of $100.


                        Automatic Cash Withdrawal Service


     Automatic Cash Withdrawal Service is available to Class A shareholders and to Class D shareholders with respect to Class D shares held for one year or more. A sufficient number of full and fractional shares will be redeemed to provide the amount required for a scheduled payment. Redemptions will be made at the asset value at the close of business on the specific day designated by the shareholder of each month (or on the prior business day if the day specified falls on a weekend or holiday). The shareholder may change the amount of scheduled payments or may suspend payments by written notice to Seligman Data Corp. at least ten days prior to the effective date of such a change or suspension. The Service may be terminated by the shareholder or Seligman Data Corp. at any time by written notice. It will be terminated upon proper notification of the death or legal incapacity of the shareholder. Continued payments in excess of dividend income invested will reduce and ultimately exhaust capital. Withdrawals, concurrent with purchases of shares of this or any other investment company, will be disadvantageous to you because of the payment of duplicative sales loads, if applicable. For this reason, additional purchases of Fund shares are discouraged when the Withdrawal Service is in effect.


                     Letter of Intent -- Class A Shares Only


     Seligman Financial Services, Inc. will hold in escrow shares equal to 5% of the minimum purchase amount specified. Dividends and distributions on the escrowed shares will be paid to the shareholder or credited to the shareholder's account. Upon completion of the specified minimum purchase within the thirteen-month period, all shares held in escrow will be deposited in the shareholder's account or delivered to the shareholder. The shareholder may include the total asset value of shares of the Seligman Mutual Funds (on which a sales load was paid) owned as of the date of a Letter of Intent toward the completion of the Letter. If the total amount invested within the thirteen-month period does not equal or exceed the specified minimum purchase, you will be requested to pay the difference between the amount of the sales load paid and the amount of the sales load applicable to the total purchase made. If, within 20 days following the mailing of a written request, you have not paid this additional sales load to Seligman Financial Services, Inc., sufficient escrowed shares will be redeemed for payment of the additional sales load. Shares remaining in escrow after this payment will be released to the shareholder's account. The intended purchase amount may be increased at any time during the thirteen-month period by filing a revised Agreement for the same period, provided that your Dealer furnishes evidence that an amount representing the reduction in sales load under the new Agreement, which becomes applicable on purchases already made under the original Agreement, will be refunded to the shareholder and that the required additional escrowed shares are being furnished by the shareholder.


     Shares of Seligman Cash Management Fund, Inc. which have been acquired by an exchange of shares of another Seligman Mutual Fund on which there is a sales load may be taken into account in completing a Letter of Intent, or for Right of Accumulation. However, shares of the Cash Management Fund which have been purchased directly may not be used for purposes of determining reduced sales loads on additional purchases of the other Seligman Mutual Funds.

                 Check Redemption Service -- Class A Shares Only


     If shares are held in joint names, all shareholders must sign Section 6 of the Account Application. All checks will require all signatures unless a lesser number is indicated on the face of the application. Accounts in the names of corporations, trusts, partnerships, etc. must list all authorized signatories.


     In all cases, each signature guarantees the genuineness of the other signatures. Checks may not be drawn for less than $500.


     The shareholder hereby authorizes Mellon Bank, N.A. to honor checks drawn by the shareholder and to effect a redemption of sufficient shares in the shareholder's account to cover payment of the check. Shares in one Series cannot be redeemed to cover a check written on another Series.

     Mellon Bank, N.A. shall be liable only for its own negligence. A Fund will not be liable for any loss, expense or cost arising out of check redemptions. Each Fund reserves the right to change, modify or terminate this service at any time upon notification mailed to the address of record of the shareholder(s).


     SELIGMAN DATA CORP. WILL CHARGE A $10.00 PROCESSING FEE FOR ANY CHECK REDEMPTION DRAFT RETURNED MARKED "UNPAID." THIS CHARGE MAY BE DEBITED FROM A SHAREHOLDER'S ACCOUNT. NO REDEMPTION OF SHARES PURCHASED BY CHECK (UNLESS CERTIFIED) WILL BE PERMITTED UNTIL THE FUND RECEIVES NOTICE THAT THE CHECK HAS CLEARED WHICH MAY BE UP TO 15 DAYS FROM THE CREDIT OF THOSE SHARES TO A SHAREHOLDER'S ACCOUNT.


                                                                            2/96

================================================================================
Seligman New Jersey
Tax-Exempt Fund, Inc.

Seligman Pennsylvania
Tax-Exempt Fund Series

Seligman Tax-Exempt
Fund Series, Inc.

Seligman Tax-Exempt
Series Trust
--------------------------------------------------------------------------------
100 Park Avenue
New York, New York 10017

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----
Summary Of Series Expenses ................................................    3
Financial Highlights ......................................................    8
Alternative Distribution System ...........................................   16
Investment Objectives And Policies ........................................   17
Management Services .......................................................   24
Purchase Of Shares ........................................................   26
Telephone Transactions ....................................................   30
Redemption Of Shares ......................................................   31
Administration, Shareholder Services
  And Distribution Plan ...................................................   33
Exchange Privilege ........................................................   35
Further Information About
  Transactions In The Funds ...............................................   36
Dividends And Distributions ...............................................   36
Taxes .....................................................................   37
Shareholder Information ...................................................   47
Advertising A Series' Performance .........................................   48
Organization And Capitalization ...........................................   49


This prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

This prospectus is intended to constitute an offer by each Fund only of the securities of which it is the issuer and is not intended to constitute an offer by any Fund of the securities of any other Fund whose securities are also offered by this prospectus. No Fund intends to make any representation as to the accuracy or completeness of the disclosure in this prospectus relating to any other Fund.

TE1 2/96






================================================================================
Seligman New Jersey
Tax-Exempt Fund, Inc.

Seligman Pennsylvania
Tax-Exempt Fund Series

Seligman Tax-Exempt
Fund Series, Inc.

Seligman Tax-Exempt
Series Trust
--------------------------------------------------------------------------------

[PROMOTIONAL ARTWORK]

Prospectus

February 1, 1996


[LOGO]

--------------------------------------------------------------------------------


                       THE SELIGMAN GROUP OF FUNDS
                              ACCOUNT APPLICATION


Please make your investment check payable to the "Seligman Group of Funds" and mail it with this completed Application to:

Seligman Data Corp.                          TO OPEN A SELIGMAN IRA, SEP OR PENSION/
100 Park Avenue/2nd Floor                    PROFIT SHARING PLAN, A SEPARATE ADOPTION
New York, NY 10017                           AGREEMENT IS REQUIRED. PLEASE CALL
(800) 221-2450                               RETIREMENT PLAN SERVICES FOR MORE
                                             INFORMATION AT (800) 445-1777.
1.   ACCOUNT REGISTRATION

     TYPE OF  ||INDIVIDUAL  ||MULTIPLE OWNERS   ||GIFT/TRANSFER TO MINOR   ||OTHER (Corporations, Trusts, Organizations,
     ACCOUNT    Use Line 1    Use Lines 1, 2 & 3  Use Line 4                 Use Line 5              Partnerships, etc.)

     Multiple Owners will be registered as Joint Tenants with Right of Survivorship.
     The first name and Social Security or Taxpayer ID Number on line 1, 4, or 5 below will be used for IRS reporting.
     NAME (Minors cannot be legal owners)
     PLEASE PRINT OR TYPE

     1._______________________________________________________________     ___________________________   _________
                    First                Middle                 Last           Social Security Number    Birthdate
     2._______________________________________________________________     ___________________________   _________
                    First                Middle                 Last           Social Security Number    Birthdate
     3._______________________________________________________________     ___________________________   _________
                    First                Middle                 Last           Social Security Number    Birthdate
     4.______________________________, as custodian for ____________________ under the _______________
            Custodian (one only)                           Minor (one only)                 State

       Uniform Gift/Transfer to Minors Act_______________________________until age____________________   _________________
                                           Minor's Social Security Number          (Not more than 21)    Minor's Birthdate

     5._______________________________________________________________________   _____________________
        Name of Corporation or Other Entity. If a Trust, also complete below.     Taxpayer ID Number


     TYPE OF TRUST ACCOUNT:  ||Trust  ||Guardianship  ||Conservatorship  ||Estate   ||Other _________

     Trustee/Fiduciary Name__________________________________     Trust Date__________________________

     Trust Name ______________________________,for the benefit of (FBO)_______________________________

2.   MAILING ADDRESS

     ADDRESS                                          TELEPHONE

___________________________________________ (_______)__________________(_______)_________________
Street Address or P.O. Box                   Daytime                    Evening
___________________________________________ U.S. CITIZEN?  ||Yes  ||No  _________________________
City               State              Zip                                If no, indicate country

3.   INVESTMENT SELECTION

     Please indicate the dollar  amount(s) you would like to invest in the space provided below.  Minimum initial  investment is $1,000 per Fund ($2,500 for
     Seligman   Communications   and  Information   Fund)  except  for  accounts
     established  concurrently with the  Invest-A-Check(R)  Service (see section
     6-J. of this application). IF MORE THAN ONE FUND IS SELECTED, ACCOUNTS MUST
     HAVE IDENTICAL  REGISTRATIONS AND CLASS OF SHARES (except for Seligman Cash
     Management Fund).

     PLEASE  CHOOSE ONE: || Class A Shares || Class D Shares      MAKE CHECK PAYABLE TO: SELIGMAN GROUP OF FUNDS
     $_____________  TOTAL AMOUNT, INVESTED AS FOLLOWS:

     $_____________ Seligman Communications               $_____________ Seligman Common Stock Fund
                       and Information Fund               $_____________ Seligman Income Fund
     $_____________ Seligman Henderson                    $_____________ Seligman High-Yield Bond Fund
                       Global Technology Fund             $_____________ Seligman U.S. Government Securities Fund
     $_____________ Seligman Frontier Fund                $_____________ Seligman National Tax-Exempt Fund
     $_____________ Seligman Henderson Global             $_____________ Seligman Tax-Exempt Fund (choose one):
                       Smaller Companies Fund              CA-Qlty.||   FL||    MD||   MN||   NY||   OR||
     $_____________ Seligman Capital Fund                  CA-Hy.  ||   GA||    MA||   MO||   NC||   PA||
     $_____________ Seligman Henderson Global              CO      ||   LA||    MI||   NJ||   OH||   SC||
     $_____________    Growth Opportunities Fund
     $_____________ Seligman Growth Fund
     $_____________ Seligman Henderson
                       International Fund                 $_____________ Seligman Cash Management Fund (Class A only)


     NO REDEMPTION  PROCEEDS  WILL BE REMITTED TO A SHAREHOLDER  WITH RESPECT TO
     SHARES  PURCHASED BY CHECK  (UNLESS  CERTIFIED)  UNTIL  SELIGMAN DATA CORP.
     RECEIVES NOTICE THAT THE CHECK HAS CLEARED, WHICH MAY BE UP TO 15 DAYS FROM
     THE CREDIT OF THE SHARES TO THE SHAREHOLDER'S ACCOUNT.

4.   SIGNATURE AND CERTIFICATION

     Under penalties of perjury I certify that the number shown on this form is my correct Taxpayer Identification Number (Social Security Number) and that
     I am not subject to backup withholding either because I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the Internal Revenue Service has notified me that I am no longer subject to backup withholding. I certify to my legal capacity to purchase or redeem shares of each Fund for my own
     Account, or for the Account of the organization named below. I have received and read the current Prospectus of each Fund in which I am investing and appoint Seligman Data Corp. as my agent to act in accordance with my instructions herein.

     A. ________________________________________________________________________
        Date                                         Signature of Investor

     B. ________________________________________________________________________
        Date                                   Signature of Co-Investor, if any

5.   BROKER/DEALER OR FINANCIAL ADVISOR DESIGNATION

     ________________________________________     _____________________________
     Firm Name                                    Representative's Nam

     ________________________________________     _____________________________
     Branch Office Address                        Representative's ID Number

     ________________________________________     (______)_____________________
     City             State         Zip           Representative's Telephone Number

     ________________________________________
     Branch Number


6.   ACCOUNT OPTIONS AND SERVICES
________________________________________________________________________________
A. DIVIDENDS AND GAIN DISTRIBUTION OPTIONS
                    I choose the following options for each Fund listed:                OPTION
                                                                                         ------
                                                                                       1    2    3
                     Option 1. Dividends in shares, gain distributions in shares.      ||   ||   ||   FUND NAME
                     Option 2. Dividends in cash, gain distributions in shares.        ||   ||   ||   FUND NAME
                     Option 3. Dividends in cash, gain distributions in cash.          ||   ||   ||   FUND NAME
                     __________________________________________________________________________________________
                     NOTE:  IF NO ELECTION IS MADE, OPTION 1. WILL AUTOMATICALLY BE PUT INTO EFFECT.
                     All dividend and/or gain distributions taken in shares will be invested at net asset value.
                     __________________________________________________________________________________________

________________________________________________________________________________
B. DIVIDEND DIRECTION OPTION
                     If you wish to have your dividend  payments made to another party or Seligman Fund,  please  complete the following.  I hereby authorize and request that my dividend payments from the following Fund(s)

                     __________________      __________________       __________________ be made payable to:
                            Fund Name             Fund Name               Fund Name

                     Name______________________   Seligman Fund__________________

                     Address___________________   (If opening a new account, a minimum of $1,000 is required.)

                     City______________________   Account Number_________________

                     State, Zip________________   (For an existing account.)
________________________________________________________________________________
C. LETTER OF INTENT SERVICE (CLASS A ONLY)
                     I intend to purchase, although I am not obligated to do so, additional  shares  of  Seligman  _________________________
                     Fund  within a 13-month  period  which,  together  with the total asset value of shares owned, will aggregate at least:
                     ||$50,000  ||$100,000  ||$250,000  ||$500,000  ||$1,000,000
                     ||$4,000,000
                     I AGREE TO THE ESCROW  PROVISION LISTED UNDER "TERMS AND CONDITIONS"
                     IN THE BACK OF EACH PROSPECTUS.
________________________________________________________________________________
D. RIGHT OF ACCUMULATION (CLASS A ONLY)
                     Please  identify  any  additional  Seligman  Fund  accounts eligible for the Right of Accumulation or to be used toward completion of a Letter of Intent, and check applicable box:
                     || I am  a trustee  for the  following  accounts, which are
                     held  by  the same trust,  estate, or  under the terms of a pension,  profit sharing or  other  employee  benefit trust qualified  under section  401 of the Internal Revenue Code.
                     || In calculating my  holdings for Right of Accumulation or
                     Letter  of  Intent purposes, I  am including the  following additional accounts which are registered  in my name, in my spouse's  name, or  in  the name(s) of  my child(ren) under the age of 21.

                     Name______________ Fund______________ Account#_____________

                     Name______________ Fund______________ Account#_____________

                     Name______________ Fund______________ Account#_____________

________________________________________________________________________________
E. AUTOMATIC CASH WITHDRAWAL SERVICE
   (CLASS A, OR CLASS D ONLY AFTER CLASS D SHARES ARE HELD FOR ONE YEAR)

                     Please send a check for $_________  withdrawn from Seligman
                     ________________________  Fund,  beginning on the __ day of
                     ______ 19__, and thereafter on the __ day specified of every:

                     ||Month   ||3rd Month    ||6th Month    ||12th Month

                     Make payments to:   Name___________________________________

                                         Address________________________________

                                         City___________State________Zip________
                     Shares having a current  value at offering  price of $5,000 or  more  must  be held in the  account  at  initiation  of
                     Service, and all shares must be in "book credit" form.
________________________________________________________________________________
F. AUTOMATIC DOLLAR-COST-AVERAGING SERVICE

                     I authorize Seligman Data Corp. to withdraw $ _____________
                     (minimum:  $100 monthly or $250 quarterly) from my Seligman
                     Cash  Management  Fund  Class  A  account  ||  Monthly   or
                     || Quarterly   to  purchase Class  A  shares  of   Seligman
                     ________________________________  Fund,  beginning  on  the
                     _____ day of  __________  19 ____.  Shares in the  Seligman
                     Cash  Management  Fund Class A account  must have a current value of $5,000 at the initiation of Service and all shares must be in "book credit" form.
________________________________________________________________________________
G. EXPEDITED REDEMPTION SERVICE, FOR SELIGMAN CASH MGMT. FUND ONLY
                     I hereby  authorize  Seligman Data Corp. to honor telephone
                     or  written   instructions   received  from  me  without  a
                     signature and believed by Seligman Data Corp. to be genuine
                     for  redemption.   Proceeds  will  be  wired  ONLY  to  the
                     commercial  bank listed below for credit to my account,  or to my address of record. If Expedited Redemption Service is elected,  no certificates for shares will be issued. I also understand and agree to the risks and  procedures  outlined for all telephone transactions set forth in section 6-H. of this Application.

                     Investment by  ||Check  ______________________________________________________________________
                                    ||Wire     Name of Commercial Bank (Savings Bank May Not Be Used)

                     _________________________         ______________________        ______________________
                     Bank Account Name                 Bank Account No.              Bank Routing No.

                     _______________________________________________________________________________________
                     Address of Bank                      City                State              Zip Code

                     X________________________________      X____________________________________________
                      Signature of Investor     Date         Signature of Co-Investor, if any      Date
______________________________________________________________________________________________________________________


================================================================================
H. CHECK REDEMPTION SERVICE (CLASS A ONLY)
                     Available to shareholders who own or purchase shares having a  value  of at  least  $25,000  invested  in  any  of  the following:  Seligman  High-Yield Bond Fund, Seligman Income
                     Fund,  Seligman U.S.  Government  Securities  Fund, and any
                     Seligman  Tax-Exempt  Fund, or $2,000  invested in Seligman
                     Cash Management Fund.

                     IF YOU WISH TO USE THIS SERVICE,  YOU MUST COMPLETE SECTION
                     4 AND THE SIGNATURE CARD BELOW.  SHAREHOLDERS ELECTING THIS
                     SERVICE  ARE  SUBJECT  TO THE  CONDITIONS  OF THE TERMS AND
                     CONDITIONS IN THE BACK OF EACH PROSPECTUS.
--------------------------------------------------------------------------------
     CHECK WRITING SIGNATURE CARD                        Authorized Signature(s)


  ___________________________________________   1.______________________________
   Name of Fund for Check Redemption Service

  ___________________________________________   2.______________________________
   Name of Fund for Check Redemption Service

  ___________________________________________   3.______________________________
   Name of Fund for Check Redemption Service

   __________________________________________   4.______________________________
   Account Number (If known)

   __________________________________________
   Account Registration (Please Print)

   || Check here if only one signature is required on checks.
   || Check here if a combination of signatures is required and specify the number:___________________.

   ACCOUNTS  IN THE NAMES OF  CORPORATIONS,  TRUSTS,  PARTNERSHIPS,  ETC.,  MUST
   INDICATE  THE  LEGAL  TITLES  OF  ALL  AUTHORIZED  SIGNATORIES.  SHAREHOLDERS
   ELECTING THIS SERVICE ARE SUBJECT TO THE TERMS AND  CONDITIONS  LISTED IN THE
   PROSPECTUS.
================================================================================

I. TELEPHONE SERVICE ELECTION
           AVAILABLE FOR ALL TYPES OF ACCOUNTS EXCEPT AS NOTED BELOW
                     Unless I check the box  below,  I  understand  that I or my
                     representative   may  place  the   following   requests  by
                     telephone:
                     o Redemptions up to $50,000   o Exchanges
                     o Address Changes             o Dividend and/or Capital
                                                     Gain Distribution Option
                                                     changes
                    || I DO NOT WANT TELEPHONE SERVICES FOR MYSELF OR MY
                       REPRESENTATIVE NAMED IN SECTION 5 OF THIS APPLICATION

                                            AUTHORIZATION
                     I understand  that the telephone  services are optional and that unless I checked the box above, I authorize the Funds, all other  Seligman  Funds with the same account number and registration  which I currently own or in which I invest in the future,  and Seligman Data Corp.  ("SDC"),  to act upon instructions  received  by  telephone  from me or any other person (including the representative  named in section 5 of
                     this   application)   in  accordance  with  the  provisions
                     regarding  telephone  services  as set forth in the current prospectus of each such Fund, as amended from time to time.
                     I understand that redemptions of  uncertificated  shares of up to $50,000  will be sent only to my  account  address of record, and only if such address has not changed within the
                     30 days preceding such request.

                     Any telephone instructions given in respect of this account and any account  into which  exchanges  are made are hereby ratified  and I agree that neither the Fund(s) nor SDC will be liable  for any loss,  cost or expense  for acting  upon such  telephone  instructions  reasonably  believed  to  be genuine and in accordance with the procedures  described in each  prospectus,  as  amended  from  time  to  time.  Such procedures  include  recording of  telephone  instructions, requesting  personal and/or account information to verify a caller's  identity  and sending  written  confirmations  of transactions.  As a result of this  policy,  I may bear the
                     risk  of  any  loss  due  to   unauthorized  or  fraudulent
                     telephone  instructions;  provided,  however,  that  if the
                     Fund(s) or SDC fail to employ such procedures,  the Fund(s)
                     and/or SDC may be liable.

                     Telephone services are not available for trusts (unless the
                     trustee  and  sole   beneficiary   are  the  same  person),
                     corporations  or  group  retirement  plans.  IRA  telephone services will include only exchanges and address changes.


J. INVEST-A-CHECK(R) SERVICE
                     To start your Invest-A-Check(R) Service, fill out the "Bank
                     Authorization  to Honor  Pre-Authorized  Checks" below, and forward it with an  unsigned  bank check from your  regular checking account (marked "void", if you wish).
                     ACCOUNTS   MAY  BE   ESTABLISHED   CONCURRENTLY   WITH  THE
                     INVEST-A-CHECK(R) SERVICE WITH A $100 MINIMUM ($200 minimum for Seligman  Communications  and Information  Fund) IF THE
                     MONTHLY INVESTMENT OPTION IS CHOSEN, OR WITH A $250 MINIMUM
                     IF THE QUARTERLY INVESTMENT OPTION IS CHOSEN.
                     Please arrange with my bank to draw  pre-authorized  checks and invest the  following  dollar  amounts  (minimum:  $200 monthly or $500 quarterly for Seligman  Communications  and
                     Information  Fund $100  monthly or $250  quarterly  for all
                     other  Funds)  in  the  designated   Seligman   Fund(s)  as
                     indicated:

                     _______________  $_________   ||Monthly   ||Quarterly
                     Fund Name

                     ________________ $_________   ||Monthly   ||Quarterly
                     Fund Name

                     ________________ $_________   ||Monthly   ||Quarterly
                     Fund Name
                     I  understand that my checks will be drawn on the fifth day
                     of the month, or  prior   business   day,  for  the  period
                     designated.  I have  completed the "Bank  Authorization  to
                     Honor Pre-Authorized  Checks" below and have read and agree
                     to   the   Terms   and   Conditions   applicable   to   the
                     Invest-A-Check(R)  Service as set forth in each  Prospectus and as set forth below in the Bank Authorization.

                     X__________________________________________________________________
                     Signature of Investor  (Please also sign Bank Authorization below.)

                     X__________________________________________________________________
                     Signature of Co-Investor, if any

________________________________________________________________________________________
               BANK AUTHORIZATION TO HONOR PRE-AUTHORIZED CHECKS
________________________________________________________________________________________

To:_____________________________________________________________________________________
                                   (Name of Bank)
________________________________________________________________________________________
  Address of Bank or Branch (Street, City, State and Zip)

  Please honor pre-authorized checks drawn on my account by Seligman Data Corp., 100 Park Avenue, New York, N.Y. 10017, to the order of the Fund(s) designated below:

  ____________________________________   $ ___________   ||Monthly   ||Quarterly
  Fund Name

  ____________________________________   $ ___________   ||Monthly   ||Quarterly
  Fund Name

  ____________________________________   $ ___________   ||Monthly   ||Quarterly
  Fund Name
  and charge them to my regular checking account.  Your authority to do so shall continue  until you  receive  written  notice  from me  revoking  it.  You may terminate your participation in this arrangement at any time by written notice to me. I agree that your  rights  with  respect to each  pre-authorized  check shall be the same as if it were a check  drawn  and  signed  by me. I  further agree  that  should  any such  check be  dishonored,  with or  without  cause, intentionally or inadvertently, you shall be under no liability whatsoever.

___________________________________   _________________________________________________
  Checking Account Number                Name(s) of Depositor(s) -- Please Print
                                     X__________________________________________________
                                      Signature(s) of Depositor(s) -- As Carried by Bank

                                     X__________________________________________________

--------------------------------------------------------------------------------
  To the Bank Designated above:
  Your  depositor(s)  named in the above form has instructed us to establish the
  Invest-A-Check(R) Service for his convenience. Under the terms of the Service, your depositor(s) has pre-authorized checks to be drawn against his account in a specific amount at regular intervals to the order of the designated Fund(s).
  Checks presented to you will be magnetic-ink  coded and will otherwise conform
  to   specifications  of  the  American  Bankers   Association.

  A letter of indemnification  addressed to you and signed by Seligman Financial
  Services, Inc., general distributor of the Seligman Mutual Funds, appears below.

  If there is anything we can do to help you in giving your depositor(s) this additional Service which he has requested, please let us know.

                                                             SELIGMAN DATA CORP.

                           INDEMNIFICATION AGREEMENT
  To the Bank designated above:
  SELIGMAN FINANCIAL SERVICES,  INC.,  distributor of the shares of the Seligman
  Mutual Funds, hereby agrees:
  (1) To indemnify  and hold you  harmless  against any loss,  damage,  claim or suit, and any costs or expenses reasonably  incurred in connection  therewith, either (a) arising as a  consequence  of your actions in  connection  with the execution  and  issuance  of any  check  or  draft,  whether  or not  genuine, purporting  to be executed by Seligman  Data Corp.  and received by you in the regular  course of business for the purpose of payment,  or (b) resulting from the  dishonor  of  any  such  check  or  draft,  with  or  without  cause  and
  intentionally  or   inadvertently,   even  though  such  dishonor  results  in
  suspension or termination of the  Invest-A-Check(R)  Service pursuant to which such checks or drafts are drawn.
  (2) To refund to you any amount  erroneously  paid by you on any such check or draft,  provided claim for any such payment is made within 12 months after the date of payment.
                       SELIGMAN FINANCIAL SERVICES, INC.
                                                           /S/Stephen J. Hodgdon
                                                                       President
________________________________________________________________________________



                                   MANAGED BY
                              [J&W SELIGMAN LOGO]
                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                        Investment Managers and Advisors
                                ESTABLISHED 1864






                      STATEMENT OF ADDITIONAL INFORMATION
                                February 1, 1996
                     SELIGMAN TAX-EXEMPT FUND SERIES, INC.
                                100 Park Avenue
                               New York, NY 10017
                     New York City Telephone (212) 850-1864
                              Toll Free Telephone:
                 (800) 221-2450 - all continental United States



         This Statement of Additional Information expands upon and supplements the information contained in the current Prospectus of Seligman Tax-Exempt Fund Series, Inc. (the "Fund"), dated February 1, 1996. It should be read in conjunction with the Prospectus, which may be obtained by writing or calling the Fund at the above address or telephone numbers. This Statement of Additional Information, although not in itself a Prospectus, is incorporated by reference into the Prospectus in its entirety.


         Each of the Fund's thirteen series offers two classes of shares. Class A shares may be purchased at net asset value plus a sales load of up to 4.75%. Class D shares may be purchased at net asset value and are subject to a contingent deferred sales load ("CDSL") of 1% if redeemed within one year.

         Each share of Class A and Class D of a Series represents an identical legal interest in the investment portfolio of a series of the Fund and has the same rights except for certain class expenses and except that Class D shares bear a higher distribution fee that generally will cause the Class D shares to have a higher expense ratio and pay lower dividends than Class A shares. Each Class has exclusive voting rights with respect to its distribution plan. Although holders of Class A and Class D shares have identical legal rights, the different expenses borne by each Class will result in different dividends. The two classes also have different exchange privileges.


                               TABLE OF CONTENTS

                                                                            Page

Investment Objectives, Policies And Risks .................................    2
Investment Limitations ....................................................    3
Directors And Officers ....................................................    4
Management And Expenses ...................................................    8
Administration, Shareholder Services
 And Distribution Plan ....................................................   10
Portfolio Transactions ....................................................   11
Purchase And Redemption of Fund Shares ....................................   11
Distribution Services .....................................................   14
Taxes .....................................................................   15
Valuation .................................................................   16
Performance Information ...................................................   16
General Information .......................................................   22
Financial Statements ......................................................   22
Appendix A ................................................................   22
Appendix B ................................................................   25
Appendix C ................................................................   54



TEA1A

                   INVESTMENT OBJECTIVES, POLICIES AND RISKS

   The Fund is a non-diversified, open-end management investment company, or mutual fund, incorporated in Maryland on August 8, 1983. The Fund consists of thirteen separate Series: the National Tax-Exempt Series ("National Series") and the Colorado Tax-Exempt Series, the Georgia Tax-Exempt Series, the Louisiana Tax-Exempt Series, the Maryland Tax-Exempt Series, the Massachusetts Tax-Exempt Series, the Michigan Tax-Exempt Series, the Minnesota Tax-Exempt Series, the Missouri Tax-Exempt Series, the New York Tax-Exempt Series, the Ohio Tax-Exempt Series, the Oregon Tax-Exempt Series and the South Carolina Tax-Exempt Series (collectively, the "State Series").

   The National Series seeks to maximize income exempt from federal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain. Each State Series seeks to maximize income exempt from federal income taxes and from the personal income taxes of such state to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.


   Each Series of the Fund is expected to invest principally, without percentage limitations, in tax-exempt securities which on the date of investment are within the four highest ratings of Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A, Baa for bonds; MIG 1, MIG 2, MIG 3, MIG 4 for notes; P-1 - P-2 for commercial paper) or Standard & Poor's Corporation ("S&P") (AAA, AA, A, BBB for bonds; SP-1 - SP-2, for notes; A-1+, A-1/A-2 for commercial paper). Tax-Exempt Securities rated in these categories are commonly referred to as investment grade. Each Series of the Fund may invest in tax-exempt securities which are not rated, or which do not fall into the credit ratings noted above if, based upon credit analysis by the Manager, it is believed that such securities are of comparable quality. In determining suitability of investment in a lower rated or unrated security, the Manager will take into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer and other considerations as may be relevant, including comparability to other issuers.


   Although securities rated in the fourth rating category are commonly referred to as investment grade, investment in such securities could involve risks not usually associated with bonds rated in the first three categories. Bonds rated BBB by S&P are more likely as a result of adverse economic conditions or changing circumstance to exhibit a weakened capacity to pay interest and re-pay principal than bonds in higher rating categories and bonds rated Baa by Moody's lack outstanding investment characteristics and in fact have speculative characteristics according to Moody's. Tax-exempt securities in the fourth rating category of S&P or Moody's will generally provide a higher yield than do higher rated tax-exempt securities of similar maturities; however, they are subject to a greater degree of fluctuation in value as a result of changing interest rates and economic conditions. The market value of the tax-exempt securities will also be affected by the degree of interest of dealers to bid for them, and in certain markets dealers may be more unwilling to trade tax-exempt securities rated in the fourth rating categories than in the higher rating categories.


   A description of the credit rating categories is contained in Appendix A to this Statement.


   From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on tax-exempt securities and for providing state and local governments with federal credit assistance. Reevaluation of the Fund's investment objectives and structure might be necessary in the future due to market conditions which may result from future changes in the tax laws.


Tax-Exempt Securities. Tax-exempt securities include notes and bonds issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia, and their political subdivisions, agencies, and instrumentalities, the interest on which is exempt from federal income taxes and in certain instances, applicable state or local income taxes. Such securities are traded primarily in the over-the-counter market. A Series may invest no more than 20% of its net assets in certain private activity bonds, the interest on which is treated as a preference item for purposes of the alternative minimum tax. See "Tax-Exempt Securities" in the Prospectus.

   Under the Investment Company Act of 1940 (the "1940 Act"), the identification of the issuer of tax-exempt bonds or notes depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if the bond is backed only by the assets and revenues of the nongovernmental user, the nongovernmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the security is treated as an issue of such guarantor to the extent of the value of the guarantee.

Floating  Rate  and  Variable  Rate  Securities.   Each  Series  may  invest  in
participation  interests  purchased  from  banks  in  variable  rate  tax-exempt securities (such as industrial development bonds) owned by banks. A participation interest gives the purchaser an undivided interest in the tax-exempt security in the proportion that the Series' participation interest bears to the total principal amount of the tax-exempt security and provides the demand repurchase feature described in the Prospectus. Participations are frequently backed by an irrevocable letter of credit or guarantee of a bank that the Manager has determined meets the prescribed quality standards for the Series. A Series has the right to sell the instrument back to the bank and draw on the letter of credit on demand, on seven days' notice, for all or any part of the Series' participation interest in the tax-exempt security, plus accrued interest. Each Series intends to exercise the demand under the letter of credit only (1) upon a default under the terms of the documents of the tax-exempt security, (2) as needed to provide liquidity in order to meet redemptions, or
(3) to maintain a high quality investment portfolio. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the tax-exempt securities over the negotiated yield at which the instruments are purchased by a Series.

When-Issued Securities. Each Series may purchase tax-exempt securities on a "when-issued" basis. Tax-exempt securities purchased on a when-issued basis and the securities held in each Series are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (which will generally result in similar changes in value, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent a Series remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of a Series' assets will vary. Purchasing a tax-exempt security on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may be higher than those obtained on the security so purchased.

Portfolio Turnover. A Series' investment policies may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest rates. A change in securities held by a Series is known as "portfolio turnover" and may involve the payment by the Series of dealer spreads or underwriting commissions, and other transaction costs, on the sale of securities, as well as on the reinvestment of the proceeds in other securities. A Series' portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned during the year. Securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the calculation. The portfolio turnover rates for each Series for the fiscal years ended September 30, 1995 and 1994 were: National - 24.91% and 24.86%; Colorado - 14.70% and 10.07%; Georgia - 3.36% and 19.34%; Louisiana -
4.82% and  17.16%;  Maryland  - 3.63% and  17.68%;  Massachusetts  - 16.68%  and
12.44%;  Michigan - 20.48% and 10.06%;  Minnesota - 5.57% and 3.30%;  Missouri -
3.88% and 14.33%; New York - 34.05% and 28.19%; Ohio - 2.96% and 9.37%; Oregon -
2.47% and 9.43% and South Carolina - 4.13% and 1.81%. The fluctuation of portfolio turnover ratios of certain Series during 1995 and 1994 result from conditions in a specific state and the market in general.


                             INVESTMENT LIMITATIONS

   Under each Series' fundamental policies, which cannot be changed except by vote of a majority of the outstanding voting securities of the Series, the Series may not:

1. Borrow money, except from banks for temporary purposes (such as meeting redemption requests or for extraordinary or emergency purposes) in an amount not to exceed 10% of the value of its total assets at the time the borrowing is made (not including the amount borrowed). A Series will not purchase additional portfolio securities if such Series has outstanding borrowings in excess of 5% of the value of its total assets;

2. Mortgage or pledge any of its assets, except to secure permitted borrowings noted above;

3. Invest more than 25% of total assets at market value in any one industry; except that tax-exempt securities and securities of the U.S. Government, its agencies and instrumentalities are not considered an industry for purposes of this limitation;

4. As to 50% of the value of its total assets, purchase securities of any issuer if immediately thereafter more than 5% of total assets at market value would be invested in the securities of any issuer (except that this limitation does not apply to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities);

5. Invest in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition or reorganization;

6. Purchase or hold any real estate, including limited partnership interests on real property, except that the Fund may invest in securities secured by real estate or interests therein or issued by persons (other than real estate investment trusts) which deal in real estate or interests therein;

7. Purchase or hold the securities of any issuer, if to its knowledge, directors or officers of the Fund individually owning beneficially more than 0.5% of the securities of that issuer own in the aggregate more than 5% of such securities;

8.   Write  or  purchase  put,  call,  straddle  or  spread  options;   purchase
     securities on margin or sell "short"; or underwrite the securities of other issuers;

9.   Purchase or sell commodities or commodity contracts; or

10. Make loans except to the extent that the purchase of notes, bonds or other evidences of indebtedness or the entry into repurchase agreements or deposits with banks may be considered loans. The Fund has no present intention of entering into repurchase agreements.

  As a matter of policy, with respect to 75% of a Series' assets, no revenue bond will be purchased by a Series if as a result of such purchase more than 5% of such Series' assets would be invested in the revenue bonds of a single issuer. This policy is not fundamental and may be changed by the Directors without shareholder approval. Although not a fundamental policy subject to shareholder vote, as long as the Series' shares are registered in certain states, the Fund may not invest in oil, gas, or mineral leases or other mineral exploration or development programs.


  Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of the Fund or of a particular Series means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or of such Series or (2) 67% or more of the shares of the Fund or of such Series present at a shareholders' meeting if more than 50% of the outstanding shares of the Fund or of such Series are represented at the meeting in person or by proxy.


                             DIRECTORS AND OFFICERS

  Directors and officers of the Fund, together with information as to their principal business occupations during the past five years are shown below. Each Director who is an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk. Unless otherwise indicated, their addresses are 100 Park Avenue, New York, NY 10017.


WILLIAM C. MORRIS*    Director,  Chairman of the Board,  Chief Executive Officer
         (57)         and Chairman of the Executive Committee

                      Managing Director, Chairman and President, J. & W. Seligman & Co. Incorporated, investment managers and advisors; and Seligman Advisors, Inc., advisors; Chairman and Chief Executive Officer, the Seligman Group of Investment Companies; Chairman, Seligman Financial Services, Inc., distributor; Seligman Holdings, Inc., holding company; Seligman Services, Inc., broker/dealer; and Carbo Ceramics Inc., ceramic proppants for oil and gas industry; Director or Trustee, Seligman Data Corp., shareholder service agent; Daniel Industries, Inc., manufacturer of oil and gas metering equipment; Kerr-McGee Corporation, diversified energy company; and Sarah Lawrence College; and a Member of the Board of Governors of the Investment Company Institute; formerly, Chairman,
                      J. & W. Seligman Trust Company, trust company and Seligman Securities, Inc., broker/dealer.

BRIAN T. ZINO*        Director, President and Member of the Executive Committee
         (43)
                      Director   and   Managing   Director   (formerly,    Chief
                      Administrative and Financial Officer),  J. & W. Seligman &
                      Co.  Incorporated,  investment managers and advisors;  and
                      Seligman Advisors,  Inc.,  advisors;  Director or Trustee, the Seligman Group of Investment Companies; President, the
                      Seligman Group of Investment  Companies,  except  Seligman
                      Quality Municipal Fund, Inc. and Seligman Select Municipal
                      Fund,  Inc.;  Chairman,  Seligman Data Corp.,  shareholder service  agent;  Director,  Seligman  Financial  Services,
                      Inc., distributor; Seligman Services, Inc., broker/dealer;
                      Senior Vice President,  Seligman  Henderson Co., advisors;
                      formerly,   Director  and  Secretary,  Chuo  Trust  -  JWS
                      Advisors,  Inc., advisors;  and Director, J. & W. Seligman
                      Trust  Company,  trust  company and  Seligman  Securities,
                      Inc., broker/dealer.

RONALD T. SCHROEDER*  Director and Member of the Executive Committee
         (48)
                      Director, Managing Director and Chief Investment Officer, Institutional, J. & W. Seligman & Co. Incorporated, investment managers and advisors; and Seligman Advisors, Inc., advisors; Director or Trustee, the Seligman Group of Investment Companies; Director, Seligman Holdings, Inc., holding company; Seligman Financial Services, Inc., distributor; Seligman Henderson Co., advisors; and Seligman Services, Inc., broker/dealer; formerly, President, of the Seligman Group of Investment Companies, except Seligman Quality Municipal Fund, Inc. and Seligman Select Municipal Fund, Inc.; and Director, J. & W. Seligman Trust Company, trust company; Seligman Data Corp., shareholder service agent; and Seligman Securities, Inc., broker/dealer.

FRED E. BROWN*        Director
         (82)
                      Director  and   Consultant,   J.  &  W.   Seligman  &  Co.
                      Incorporated,  investment managers and advisors;  Director or Trustee,  the Seligman  Group of Investment  Companies;
                      Seligman Financial Services,  Inc., distributor;  Seligman
                      Services, Inc.,  broker/dealer;  Trudeau Institute,  Inc., non-profit biomedical research  organization;  Lake Placid
                      Center  for the  Arts,  cultural  organization;  and  Lake
                      Placid   Education   Foundation,   education   foundation;
                      formerly, Director, J. & W. Seligman Trust Company, trust company; and Seligman Securities, Inc., broker/dealer.

JOHN R. GALVIN        Director
         (66)
                      Dean,  Fletcher  School  of Law  and  Diplomacy  at  Tufts
                      University;  Director or Trustee,  the  Seligman  Group of
                      Investment Companies;  Chairman of the American Council on
                      Germany; a Governor of the Center for Creative Leadership;
                      Director  of  USLIFE,  insurance;  National  Committee  on
                      U.S.-China Relations,  National Defense University and the
                      Institute for Defense Analysis;  and Consultant of Thomson
                      CSF,  electronics.   Formerly,   Ambassador,   U.S.  State
                      Department;  Distinguished  Policy  Analyst  at Ohio State
                      University  and Olin  Distinguished  Professor of National
                      Security  Studies at the United States  Military  Academy.
                      From June,  1987 to June,  1992, he was the Supreme Allied
                      Commander,  Europe  and  the  Commander-in-Chief,   United
                      States European Command.
                      Tufts University, Packard Avenue, Medford, MA 02155

ALICE S. ILCHMAN      Director
         (60)
                      President,  Sarah Lawrence  College;  Director or Trustee,
                      the Seligman Group of Investment Companies;  Chairman, The
                      Rockefeller   Foundation,   charitable   foundation;   and
                      Director,  NYNEX, telephone company; and the Committee for
                      Economic  Development;   formerly,   Trustee,  The  Markle
                      Foundation,   philanthropic  organization;  and  Director,
                      International Research and Exchange Board, intellectual exchanges.
                      Sarah Lawrence College, Bronxville, New York 10708

FRANK A. McPHERSON    Director
         (62)
                      Chairman  of  the  Board  and  Chief  Executive   Officer,
                      Kerr-McGee Corporation,  energy and chemicals; Director or
                      Trustee,  the  Seligman  Group  of  Investment  Companies;
                      Director of Kimberly-Clark Corporation, consumer products,
                      Bank  of  Oklahoma  Holding  Company,  American  Petroleum
                      Institute,  Oklahoma  City  Chamber of  Commerce,  Baptist
                      Medical   Center,   Oklahoma   Chapter   of   the   Nature
                      Conservancy,  Oklahoma  Medical  Research  Foundation  and
                      United Way  Advisory  Board;  Chairman  of  Oklahoma  City
                      Public  Schools  Foundation;  and  Member of the  Business
                      Roundtable and National Petroleum  Council.
                      123 Robert S. Kerr Avenue, Oklahoma City, OK 73102

JOHN E. MEROW*        Director
         (66)
                      Chairman  and Senior  Partner,  Sullivan &  Cromwell,  law
                      firm;   Director  or  Trustee,   the  Seligman   Group  of
                      Investment  Companies;  The  Municipal  Art Society of New
                      York; Commonwealth Aluminum Corporation,  the U.S. Council
                      for  International   Business  and  the  U.S.-New  Zealand
                      Council; Chairman, American Australian Association; Member of the American Law Institute and Council on Foreign
                      Relations;  Member of the Board of  Governors  of  Foreign
                      Policy  Association  and  New  York  Hospital.
                      125 Broad Street, New York, NY 10004

BETSY S. MICHEL       Director
         (53)
                      Attorney;  Director  or  Trustee,  the  Seligman  Group of
                      Investment   Companies   and   National   Association   of
                      Independent Schools (Boston),  education;  Chairman of the
                      Board of Trustees of St. George's School (Newport, RI).
                      St. Bernard's Road, Gladstone, NJ 07934

JAMES C. PITNEY       Director
         (69)
                      Partner, Pitney, Hardin, Kipp & Szuch, law firm; Director or Trustee, the Seligman Group of Investment Companies and
                      Public Service  Enterprise  Group,  public  utility.
                      Park Avenue at Morris County,  P.O. Box 1945,  Morristown,
                      NJ 07962-1945

JAMES Q. RIORDAN      Director
         (68)
                      Director,  Various Corporations;  Director or Trustee, the
                      Seligman  Group  of  Investment  Companies;  The  Brooklyn
                      Museum; The Brooklyn Union Gas Company;  The Committee for
                      Economic  Development;  Dow Jones & Co.  Inc.  and  Public
                      Broadcasting Service; formerly,  Co-Chairman of the Policy
                      Council of the Tax Foundation; Director and Vice Chairman,
                      Mobil   Corporation;   Director  and  President,   Bekaert
                      Corporation;  and Director,  Tesoro  Petroleum  Companies,
                      Inc.
                      675 Third Avenue, Suite 3004, New York, NY 10017

ROBERT L. SHAFER      Director
         (63)
                      Director,  Various Corporations;  Director or Trustee, the
                      Seligman  Group  of  Investment   Companies;   and  USLIFE
                      Corporation, life insurance.
                      235 East 42nd Street, New York, NY 10017

JAMES N. WHITSON      Director
         (60)
                      Executive  Vice  President,  Chief  Operating  Officer and
                      Director, Sammons Enterprises, Inc., Director or Trustee, the Seligman Group of Investment Companies, Red Man Pipe and Supply Company and C-SPAN.
                      300 Crescent Court, Suite 700, Dallas, TX 75202

THOMAS G. MOLES       Vice President and Senior Portfolio Manager
         (53)
                      Director, Managing Director, (formerly, Vice President and
                      Portfolio Manager),  J. & W. Seligman & Co.  Incorporated,
                      investment  managers  and  advisors;  Vice  President  and
                      Portfolio   Manager,   three  other  open-end   investment
                      companies  in  the  Seligman   Family  of  Mutual   Funds;
                      President  and   Portfolio   Manager,   Seligman   Quality
                      Municipal Fund,  Inc. and Seligman Select  Municipal Fund,
                      Inc., closed-end investment companies;  Director, Seligman
                      Financial Services, Inc., distributor;  Seligman Services,
                      Inc., broker/dealer; and J. & W. Seligman Trust Company, trust company; formerly, Director, Seligman Securities, Inc., broker/dealer.

LAWRENCE P. VOGEL     Vice President
         (39)
                      Senior Vice  President,  Finance,  J. & W.  Seligman & Co.
                      Incorporated,  investment managers and advisors;  Seligman
                      Financial  Services,   Inc.,  distributor;   and  Seligman
                      Advisors,   Inc.,  advisors;   Vice  President  (formerly,
                      Treasurer),  the Seligman  Group of Investment  Companies;
                      Senior  Vice  President,  Finance  (formerly,  Treasurer),
                      Seligman Data Corp., shareholder service agent; Treasurer,
                      Seligman  Holdings,  Inc.,  holding company;  and Seligman
                      Henderson Co., advisors;  formerly, Senior Vice President,
                      Seligman Securities, Inc., broker/dealer;  Vice President,
                      Finance, J. & W. Seligman Trust Company;  and Senior Audit
                      Manager, Price Waterhouse, independent accountants.

FRANK J. NASTA        Secretary
         (31)
                      Senior Vice  President,  Law and Regulation and Secretary,
                      J. & W. Seligman & Co.  Incorporated,  investment managers and advisors;  Secretary, the Seligman Group of Investment
                      Companies, Seligman Financial Services, Inc., distributor;
                      Seligman Henderson Co., advisors; Seligman Services, Inc., broker/dealer;  Chuo Trust - JWS Advisors, Inc., advisors;
                      and  Seligman  Data  Corp.,   shareholder  service  agent;
                      formerly, attorney, Seward & Kissel.

THOMAS G. ROSE        Treasurer
         (38)
                      Treasurer,  the Seligman Group of Investment Companies and
                      Seligman Data Corp., shareholder service agent; formerly, Treasurer, American Investors Advisors, Inc. and the
                      American Investors Family of Funds.


    The Executive Committee of the Board acts on behalf of the Board between meetings to determine the value of securities and assets owned by the Series for which no market valuation is available and to elect or appoint officers of the Fund to serve until the next meeting of the Board.

                                                     Compensation Table


                                                                                   Pension or             Total Compensation
                                                         Aggregate             Retirement Benefits        from Registrant and
            Name and                                   Compensation            Accrued as part of          Fund Complex Paid
    Position with Registrant                        from Registrant (1)           Fund Expenses            to Directors (2)
    ------------------------                        -------------------           -------------            ----------------
   William C. Morris, Director and Chairman                N/A                        N/A                          N/A
   Brian T. Zino, Director and President                   N/A                        N/A                          N/A
   Ronald T. Schroeder, Director                           N/A                        N/A                          N/A
   Fred E. Brown, Director                                 N/A                        N/A                          N/A
   John R. Galvin, Director                           $  3,520.16                     N/A                    $  41,252.75
   Alice S. Ilchman, Director                            5,725.28                     N/A                       68,000.00
   Frank A. McPherson                                    3,520.16                     N/A                       41,252.75
   John E. Merow, Director                               5,653.84(d)                  N/A                       66,000.00(d)
   Betsy S. Michel, Director                             5,618.12                     N/A                       67,000.00
   Douglas R. Nichols, Jr., Director*                    2,133.68                     N/A                       24,747.25
   James C. Pitney, Director                             5,725.28                     N/A                       68,000.00
   James Q. Riordan, Director                            5,725.28                     N/A                       70,000.00
   Herman J. Schmidt, Director*                          2,133.68                     N/A                       24,747.25
   Robert L. Shafer, Director                            5,725.28                     N/A                       70,000.00
   James N. Whitson, Director                            5,653.84(d)                  N/A                       68,000.00(d)

(1)  For the year ended December 31, 1995.

(2) As defined in the Fund's Prospectus, the Seligman Group of Investment Companies consists of seventeen investment companies.

*    Retired May 18, 1995.

(d)  Deferred.


    The Fund has a compensation arrangement under which outside directors may elect to defer receiving their fees. Under this arrangement, interest is accrued on the deferred balances. The annual cost of such interest is included in the directors' fees and expenses, and the accumulated balance thereof is included in other liabilities in the Fund's financial statements.

    Directors and officers of the Funds are also directors and officers of some or all of the other investment companies in the Seligman Group.


    Directors and officers of the Funds as a group owned less than 1% of the Class A Shares of the National Series and less than 1% of the Class A Shares of the New York Tax-Exempt Series at January 12, 1996.


                            MANAGEMENT AND EXPENSES


    Under the Management Agreement, dated December 29, 1988, subject to the control of the Board of Directors, the Manager manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Series' investment objectives and policies, and administers the Fund's business and other affairs. The Manager provides the Fund with such office space, administrative and other services, and executive and other personnel as are necessary for Fund operations. The Manager pays all of the compensation of directors of the Fund who are employees or consultants of the Manager and of the officers and employees of the Fund.

    The Manager is entitled to receive a management fee from each Series for its services, calculated daily and payable monthly, equal to 0.50% per annum of the average daily net assets of each Series. The Manager, at its discretion may waive all or a portion of its management fee with respect to a particular Series. The following chart indicates the management fees paid by each Series as well as the percentage such fee represents of a Series' average daily net assets for the fiscal years ended September 30, 1995, 1994 and 1993.

Fiscal Year                 Management Fee Paid   % of Average Daily Net Assets
-----------                 -------------------   -----------------------------
National Series
    Year ended 9/30/95        $  540,874                     0.50%
    Year ended 9/30/94           621,285                     0.50
    Year ended 9/30/93           661,712                     0.50
Colorado Series
    Year ended 9/30/95        $  277,393                     0.50
    Year ended 9/30/94           318,834                     0.50
    Year ended 9/30/93           328,005                     0.50
Georgia Series
    Year ended 9/30/95           272,768                     0.45*
    Year ended 9/30/94           194,686                     0.30*
    Year ended 9/30/93           107,583                     0.20*
Louisiana Series
    Year ended 9/30/95           309,651                     0.50
    Year ended 9/30/94           330,062                     0.50
    Year ended 9/30/93           310,350                     0.50
Maryland Series
    Year ended 9/30/95           283,135                     0.50
    Year ended 9/30/94           305,335                     0.50
    Year ended 9/30/93           302,181                     0.50
Massachusetts Series
    Year ended 9/30/95           580,271                     0.50
    Year ended 9/30/94           648,895                     0.50
    Year ended 9/30/93           664,011                     0.50
Michigan Series
    Year ended 9/30/95           749,963                     0.50
    Year ended 9/30/94           791,875                     0.50
    Year ended 9/30/93           766,158                     0.50
Minnesota Series
    Year ended 9/30/95           672,792                     0.50
    Year ended 9/30/94           702,194                     0.50
    Year ended 9/30/93           724,940                     0.50
Missouri Series
    Year ended 9/30/95           233,342                     0.45*
    Year ended 9/30/94           201,744                     0.36*
    Year ended 9/30/93           157,373                     0.30*
New York Series
    Year ended 9/30/95           432,770                     0.50
    Year ended 9/30/94           491,715                     0.50
    Year ended 9/30/93           492,674                     0.50
Ohio Series
    Year ended 9/30/95           847,530                     0.50
    Year ended 9/30/94           909,119                     0.50
    Year ended 9/30/93           893,295                     0.50
Oregon Series
    Year ended 9/30/95           270,412                     0.45*
    Year ended 9/30/94           241,140                     0.39*
    Year ended 9/30/93           190,680                     0.35*
South Carolina Series
    Year ended 9/30/95           563,437                     0.50
    Year ended 9/30/94           611,278                     0.50
    Year ended 9/30/93           496,131                     0.50

*   The Manager waived a portion of its management fee due for this year.

    The Fund pays all its expenses other than those assumed by the Manager, including brokerage commissions, if any, fees and expenses of independent attorneys and auditors, taxes and governmental fees, including fees and expenses of qualifying the Fund and its shares under federal and state securities laws, cost of stock certificates and expenses of repurchase or redemption of shares, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of printing and filing reports and other documents with governmental agencies, expenses of shareholders' meetings, expenses of corporate data processing and related services, shareholder account services, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of directors of the Fund not employed by or serving as a Director of the Manager or its affiliates, insurance premiums and extraordinary expenses such as litigation expenses. The Fund's expenses are allocated between the Series in a manner determined by the Board of Directors to be fair and equitable. The Manager has undertaken to certain state securities administrators, so long as required, to reimburse the Fund for each year in the amount by which total expenses, including the management fee, but excluding interest, taxes, brokerage commissions and extraordinary expenses, exceed 2 1/2% of the first $30,000,000 of average net assets, 2% of the next $70,000,000 of average net assets, and 1 1/2% thereafter.


    The Management Agreement also provides that the Manager will not be liable to the Fund for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in performing its duties under the Management Agreement, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Management Agreement. The Manager also provides senior management for Seligman Data Corp., the Fund's shareholder service agent.


    On December 29, 1988, a majority of the outstanding voting securities of the
Manager  was   purchased   by  Mr.   William  C.   Morris  and  a   simultaneous
recapitalization of the Manager occurred.

    The Management Agreement is dated December 29, 1988, and was unanimously adopted by the Board of Directors at a Meeting held on October 11, 1988 and was approved by the shareholders at a meeting held on December 16, 1988.


    The Management Agreement with respect to a Series will continue in effect from year to year thereafter if such continuance is approved in the manner required by the 1940 Act (i.e. (1) by a vote of a majority of the Board of Directors or of the outstanding voting securities of the Series and (2) by a vote of a majority of the Directors who are not parties to the Management Agreement or interested persons of any such party) and, if the Manager shall not have notified the Fund at least 60 days prior to the anniversary date of the previous continuance that it does not desire such continuance. The Management Agreement may be terminated by the Fund, without penalty, on 60 days' written notice to the Manager and will terminate automatically in the event of its assignment. The Fund has agreed to change its name upon termination of the Management Agreement if continued use of the name would cause confusion in the context of the Manager's business.

    The Manager is a successor firm to an investment banking business founded in 1864 which has thereafter provided investment services to individuals, families, institutions and corporations. See Appendix C for further history of the Manager.


           ADMINISTRATION, SHAREHOLDER SERVICES AND DISTRIBUTION PLAN


    An Administration, Shareholder Services and Distribution Plan (the "Plan") for the Fund is in effect under Section 12(b) of the Act and Rule 12b-1 thereunder.


    The Plan was approved on July 16, 1992 by the Directors including a majority of the Directors who are not "interested persons" (as defined in the Act) of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Qualified Directors") and was approved by shareholders of the Fund on November 23, 1992. The plan became effective on January 1, 1993.

    Amendments to the Plan were approved in respect of the Class D shares on November 18, 1993 by the Directors, including a majority of the Qualified Directors and became effective with respect to the Class D shares on February 1, 1994. The Plan will continue in effect until December 31 of each year so long as such continuance is approved annually by a majority vote of both the Directors and the Qualified Directors of the Fund, cast in person at a meeting called for the purpose of voting on such approval. The Plan may not be amended to increase materially the amounts payable under the terms of the Plan without the approval of a majority of the outstanding voting securities of the Funds and no material amendment to the Plan may be made except with the approval of a majority of both the Directors and the Qualified Directors in accordance with the applicable provisions of the Act and the rules thereunder.

    The Plan requires that the Treasurer of the Fund shall provide to the Directors, and the Directors shall review at least quarterly, a written report of the amounts expended (and purposes therefor) made under the Plan. Rule 12b-1 also requires that the selection and nomination of Directors who are not "interested persons" of the Fund be made by such disinterested Directors.

                             PORTFOLIO TRANSACTIONS


    No brokerage commissions were paid by the Fund during the fiscal years ended September 30, 1993, 1994 or 1995. When two or more Series of the Fund or two or more of the investment companies in the Seligman Group or other investment advisory clients of the Manager desire to buy or sell the same security at the same time, the securities purchased or sold are allocated by the Manager in a manner believed to be equitable to each. There may be possible advantages or disadvantages of such transactions with respect to price or the size of positions readily obtainable or saleable.


                     PURCHASE AND REDEMPTION OF FUND SHARES

    Each Series of the Fund issues two classes of shares: Class A shares may be purchased at a price equal to the next determined net asset value per share, plus a sales load. Class D shares may be purchased at a price equal to the next determined net asset value without an initial sales load, but a CDSL may be charged on certain redemptions within one year of purchase. See "Alternative Distribution System," "Purchase Of Shares," and "Redemption Of Shares" in the Fund's Prospectus.

Specimen Price Make-Up


    Under the current distribution arrangements between the Fund and the Distributor, Class A shares are sold at a maximum sales load of 4.75% and Class D shares are sold at net asset value.* Using each Series' net asset value at September 30, 1995, the maximum offering price of each Series' shares is as follows:

                                                CLASS A SHARES

                                    Net Asset                   Maximum Sales Load         Maximum Offering
 Name of Series                  Value Per Share            (4.75% of Offering Price)         Price Per Share
---------------                -------------------          -------------------------         ---------------
National                            $  7.58                         $.38                       $  7.96
Colorado                               7.30                        .36                            7.66
Georgia                                7.81                        .39                            8.20
Louisiana                              8.14                        .41                            8.55
Maryland                               7.96                        .40                            8.36
Massachusetts                          7.91                        .39                            8.30
Michigan                               8.54                        .43                            8.97
Minnesota                              7.82                        .39                            8.21
Missouri                               7.70                        .38                            8.08
New York                               7.86                        .39                            8.25
Ohio                                   8.11                        .40                            8.51
Oregon                                 7.66                        .38                            8.04
South Carolina                         7.97                        .40                            8.37

                                 CLASS D SHARES


                                              Net Asset Value and Maximum
Name of Series                                 Offering Price Per Share*
--------------                                 -------------------------
National                                           $  7.57
Colorado                                              7.29
Georgia                                               7.82
Louisiana                                             8.14
Maryland                                              7.97
Massachusetts                                         7.90
Michigan                                              8.54
Minnesota                                             7.82
Missouri                                              7.70
New York                                              7.87
Ohio                                                  8.15
Oregon                                                7.65
South Carolina                                        7.97

---------
* Class D shares are subject to a CDSL of 1% on certain redemptions within one year of purchase. See "Redemption Of Shares" in the Prospectus.

Class A Shares - Reduced Sales Loads

Reductions Available. Shares of any Seligman Mutual Fund sold with a sales load in a continuous offering will be eligible for the following reductions:


   Volume Discounts are provided if the total amount being invested in Class A shares of a Series alone, or in any combination of shares of the other mutual funds in the Seligman Group which are sold with a sales load, reaches levels indicated in the sales load schedule set forth in the Prospectus.

   The Right of Accumulation allows an investor to combine the amount being invested in Class A shares of a Series, Seligman Capital Fund, Seligman Common Stock Fund, Seligman Communications and Information Fund, Seligman Frontier Fund, Seligman Growth Fund, Seligman Henderson Global Fund Series, Seligman High Income Fund Series, Seligman Income Fund, Seligman New Jersey Fund, the Seligman Pennsylvania Tax-Exempt Fund Series, or Seligman Tax-Exempt Series Trust that were sold with a sales load with the total net asset value of shares of those Seligman Mutual Funds already owned that were sold with a sales load and the total net asset value of shares of Seligman Cash Management Fund which were acquired through an exchange of shares of another mutual fund in the Seligman Group on which there was a sales load at the time of purchase to determine reduced sales loads in accordance with the schedule in the Prospectuses. The value of the shares owned, including the value of shares of Seligman Cash Management Fund acquired in an exchange of shares of another mutual fund in the Seligman Group on which there is a sales load at the time of purchase will be taken into account in orders placed through a dealer, however, only if Seligman Financial Services, Inc. ("SFSI") is notified by an investor or dealer of the amount owned at the time the purchase is made and is furnished sufficient information to permit confirmation.

   A Letter of Intent allows an investor to purchase Class A shares of a Series over a 13-month period at reduced sales loads in accordance with the schedule in the Prospectus, based on the total amount of Class A shares that the letter states the investor intends to purchase plus the total net asset value of shares that were sold with a sales load of the Seligman Capital Fund, Seligman Common Stock Fund, Seligman Communications and Information Fund, Seligman Frontier Fund, Seligman Growth Fund, Seligman Henderson Global Fund Series, Seligman High Income Fund Series, Seligman Income Fund, Seligman New Jersey Fund, Seligman Pennsylvania Tax-Exempt Fund Series, and Seligman Tax-Exempt Series Trust already owned and the total net asset value of shares of Seligman Cash Management Fund which were acquired through an exchange of shares of another mutual fund in the Seligman Group on which there was a sales load at the time of purchase. Reduced sales loads also may apply to purchases made within a 13-month period starting up to 90 days before the date of execution of a letter of intent. For more information concerning the terms of the letter of intent, see "Terms and Conditions - Letter of Intent" accompanying the Account Application in the Fund's Prospectus.

Persons Entitled to Reductions. Reductions in sales loads apply to purchases of Class A shares of each Series by a "single person," including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Employee benefit plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended (the "Code"), tax-exempt organizations under section 501(c)(3) or
(13), and non-qualified employee benefit plans that satisfy uniform criteria are considered "single persons" for this purpose. The uniform criteria are as follows:


1. Employees must authorize the employer, if requested by the Fund, to receive in bulk and to distribute to each participant on a timely basis the Fund prospectuses, reports and other shareholder communications.

2. Employees participating in a plan will be expected to make regular periodic investments (at least annually). A participant who fails to make such investments may be dropped from the plan by the employer or the Fund 12 months and 30 days after the last regular investment in his account. In such event, the dropped participant would lose the discount on share purchases to which the plan might then be entitled.

3. The employer must solicit its employees for participation in such an employee benefit plan or authorize and assist an investment dealer in making enrollment solicitations.


Eligible Employee Benefit Plans. The table of sales loads in the Prospectus applies to sales to "eligible employee benefit plans" (as defined in the Prospectus), except that the Fund may sell shares at net asset value to "eligible employee benefit plans," (i) which have at least $1 million invested in the Seligman Group of Mutual Funds or (ii) of employers who have at least 50 eligible employees to whom such plan is made available or, regardless of the number of employees, if such plan is established or maintained by any dealer which has a sales agreement with SFSI. Such sales must be made in connection with a payroll deduction system of plan funding or other systems acceptable to Seligman Data Corp., the Fund's shareholder service agent. Such sales are believed to require limited sales effort and sales related expenses and therefore are made at net asset value. Contributions or account information for plan participation also should be transmitted to Seligman Data Corp. by methods which it accepts. Additional information about "eligible employee benefit plans" is available from investment dealers or SFSI.


Further Types of Reductions. Class A shares of each Series may be issued without a sales load in connection with the acquisition of cash and securities owned by other investment companies, and personal holding companies, to financial institution trust departments, to registered investment advisers exercising investment discretionary authority with respect to the purchase of Series shares, or pursuant to sponsored arrangements with organizations which make recommendations to, or permit group solicitation of, its employees, members or participants in connection with the purchase of shares of the Fund, to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act, to registered representatives and employees (and their spouses and minor children) of any dealer that has a sales agreement with SFSI, to shareholders of mutual funds with investment objectives similar to the Series' who purchase shares with redemption proceeds of such funds and to certain unit investment trusts as described in the Fund's Prospectus.

    Class A shares of each Series may be sold at net asset value to these persons since such sales require less sales effort and lower sales related expenses as compared with sales to the general public.

Payment in Securities. In addition to cash, the Fund may accept readily marketable securities in payment for Series shares sold at the applicable public offering price. Generally, the Fund will only consider accepting these securities (1) to increase its holdings in a portfolio security of a Series, or
(2) if the Manager determines that the offered securities are a suitable investment in a sufficient amount for efficient management. Although no minimum has been established, it is expected that the Fund would not accept securities with a value of less than $100,000 per issue in payment for shares. The Fund may reject in whole or in part offers to pay for shares with securities, may require partial payment in cash for applicable sales loads, and may discontinue accepting securities as payment for shares at any time without notice. In accordance with Texas securities regulations, should the Fund accept securities in payment for Series shares, such transactions would be limited to a bonafide reorganization, statutory merger, or to other acquisitions of portfolio securities (except for municipal debt securities issued by state political subdivisions or their agencies or instrumentalities) which meet the investment objectives and policies of a Series; are acquired for investment and not for resale; are liquid securities which are not restricted as to transfer either by law or liquidity of market; and have a value which is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the American Stock Exchange, the New York Stock Exchange or NASDAQ. The Fund has no present intention of accepting securities in payment for shares.

More About Redemptions. The procedures for redemption of Fund shares under ordinary circumstances are set forth in the Prospectus. In unusual circumstances, payment may be postponed, or the right of redemption postponed for more than seven days, if the orderly liquidation of portfolio securities is prevented by the closing of, or restricted trading on, the New York Stock Exchange during periods of emergency or such other periods as ordered by the Securities and Exchange Commission. Payment may be made in readily marketable securities, subject to the review of some state securities commissions. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities to cash.

                             DISTRIBUTION SERVICES


    SFSI, an affiliate of the Manager, acts as general distributor of the shares of the Fund and of the other mutual funds in the Seligman Group. As general distributor of the Fund's Common Stock, SFSI allows concessions to all dealers, up to 4.25% on purchases of Class A shares to which the 4.75% sales load applies. SFSI receives the balance of sales loads and any CDSL paid on Class D shares, if applicable, paid by investors. The Fund and SFSI are parties to a Distributing Agreement, dated January 1, 1993.

    The following tables set forth the concessions received by SFSI, dealer commissions and total commissions paid by each Series on sales of Class A shares of the Fund for the years ended September 30, 1995, 1994 and 1993. Also included in the table are the amounts of CDSL retained by SFSI for the period February 1, 1994 through September 30, 1994 and for the year ended September 30, 1995:

                                                        Fiscal 1995
     Series                SFSI Concessions          Dealer Commissions          Total Commissions       CDSL Retained
     ------                ----------------          ------------------          -----------------       -------------
   National                    $  11,153                  $  79,889                    $  91,042              $  101
   Colorado                        5,942                     44,871                       50,813                  --
   Georgia                        12,480                     93,530                      106,010                 378
   Louisiana                       7,730                     54,577                       62,307                 409
   Maryland                        8,750                     66,429                       75,179                  --
   Massachusetts                  12,600                     94,205                      106,805                 323
   Michigan                       30,006                    227,211                      257,217                 796
   Minnesota                      18,444                    140,533                      158,977                 700
   Missouri                        6,965                     53,304                       60,269                 428
   New York                       14,942                    112,407                      127,349                 940
   Ohio                           23,679                    178,085                      201,764                 100
   Oregon                         16,678                    123,858                      140,536                 841
   South Carolina                 30,670                    237,827                      268,497                 356

                                                        Fiscal 1994
     Series                SFSI Concessions          Dealer Commissions          Total Commissions       CDSL Retained
     ------                ----------------          ------------------          -----------------       -------------
   National                    $  19,575                 $  143,977                   $  163,552          $       --
   Colorado                        9,703                     71,208                       80,911               1,960
   Georgia                        50,838                    376,174                      427,012                  49
   Louisiana                      16,250                    123,857                      140,107                  84
   Maryland                       13,558                    104,817                      118,375                  70
   Massachusetts                  17,927                    136,115                      154,042                  40
   Michigan                       47,057                    353,939                      400,996                 148
   Minnesota                      25,673                    197,561                      223,234                 508
   Missouri                       15,167                    114,971                      130,138               1,363
   New York                       11,191                     85,746                       96,937                  --
   Ohio                           41,962                    312,461                      354,423                  --
   Oregon                         35,873                    273,141                      309,014                 289
   South Carolina                 68,528                    518,381                      586,909                 202

                                                        Fiscal 1993
     Series                SFSI Concessions          Dealer Commissions          Total Commissions
     ------                ----------------          ------------------          -----------------
   National                    $  30,531                 $  227,385                   $  257,916
   Colorado                       14,310                    110,601                      124,911
   Georgia                       104,149                    781,322                      885,471
   Louisiana                      37,905                    280,595                      318,500
   Maryland                       20,858                    160,890                      181,748
   Massachusetts                  32,759                    246,120                      278,879
   Michigan                       79,852                    613,391                      693,243
   Minnesota                      34,653                    269,931                      304,584
   Missouri                       25,273                    196,422                      221,695
   New York                       33,925                    258,230                      292,155
   Ohio                           70,429                    532,482                      602,911
   Oregon                         63,154                    479,855                      543,009
   South Carolina                120,563                  1,185,575                    1,306,138

    Effective April 1, 1995, Seligman Services, Inc. ("SSI"), an affiliate of the Manager became eligible to receive commissions from certain sales of Fund shares, as well as distribution and service fees pursuant to the Plan. For the period ended September 30, 1995, SSI received commissions and distribution and service fees in the following amounts:

                                                            Distribution and
     Series                         Commissions               Service Fees
     ------                         -----------               ------------
     National                        $  531                    $  2,983
     Colorado                         3,110                       1,444
     Georgia                          1,598                         221
     Louisiana                            0                         366
     Maryland                         1,327                         772
     Massachusetts                      417                       1,059
     Michigan                           245                         914
     Minnesota                           11                         925
     Missouri                           444                       1,371
     New York                         1,211                       2,976
     Ohio                             1,245                       1,392
     Oregon                             750                         394
     South Carolina                   1,247                         749

    Class A shares of each Series may be sold at net asset value to present and retired trustees, directors, officers, employees (and family members, as defined in the Prospectus) of the Fund, the other investment companies in the Seligman Group, the Manager and other companies affiliated with the Manager. Such sales also may be made to employee benefit plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by the Manager or any affiliate. These sales may be made for investment purposes only, and shares may be resold only to the Fund.

                                     TAXES

    Under the Tax Reform Act of 1986, as amended, each Series of the Fund will be treated as a separate corporation for federal income tax purposes. As a result, determinations of net investment income, exempt-interest dividends and net long-term and short-term capital gain and loss will be made separately for each Series.

    Each Series intends to qualify and elect to be treated as a regulated investment company under the Internal Revenue Code and thus to be relieved of federal income tax on amounts distributed to shareholders; provided that it distributes at least 90 percent of its net investment income and net short-term capital gains, if any.


    Qualification as a regulated investment company under the Internal Revenue Code requires among other things, that (a) at least 90% of the annual gross income of the Series be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities or currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies; (b) the Series derive less than 30% of its gross annual income from gains from the sale or other disposition of stock, securities and certain other assets held for less than three months; and (c) the Series diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Series' assets is represented by cash, United States Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Series' assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities).

                                   VALUATION


         The net asset value per share of each class of a Series of the Fund is determined as of the close of the New York Stock Exchange ("NYSE") (normally, 4:00 p.m. New York City time), on each day that the NYSE is open. The Fund and the NYSE are currently closed on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund will also determine net asset value for each class of a Series on each day in which there is a sufficient degree of trading in a Series' portfolio securities that the net asset value of Series shares might be materially affected. Net asset value per share for a class of a Series is computed by dividing that class' share of the value of the net assets of such Series (i.e., the value of its assets less liabilities) by the total number of outstanding shares of such class. All expenses of a Series, including the Manager's fee, are accrued daily and taken into account for the purpose of determining net asset value. The net asset value of Class D shares of a Series will generally be lower than the net asset value of Class A shares of such Series as a result of the higher distribution fee with respect to Class D shares. It is expected, however, that the net asset value per share of the two classes will tend to converge immediately after the recording of dividends, which will differ by approximately the amount of the distribution and other class expenses accrual differential between the classes.


    The securities in which the Fund invests are traded primarily in the over-the-counter market. Tax-exempt securities and other short-term holdings maturing in more than 60 days are valued on the basis of quotations provided by an independent pricing service, approved by the Directors, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. In the absence of such quotations, fair value will be determined in accordance with procedures approved by the Directors. Short-term holdings having remaining maturities of 60 days or less are generally valued at amortized cost.


    Generally, trading in certain securities such as tax-exempt securities, corporate bonds, U.S. government securities, and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in determining the net asset value of the Series shares are computed as of such times. Events affecting the value of such securities may occur between such times and the close of the NYSE which will not be reflected in the computation of a Series' net asset value. If events materially affecting the value of such securities occur during such period, then these securities and other assets will be valued at their fair market value as determined in good faith by the Directors.


                            PERFORMANCE INFORMATION


    The annualized yield for the 30-day period ended September 30, 1995 for each Series' Class A shares was as follows: National-4.73%, Colorado-4.36%, Georgia-4.44%, Louisiana-4.39%, Maryland-4.24%, Massachusetts-4.38%, Michigan-4.36%, Minnesota-3.94%, Missouri-4.30%, New York-4.70%, Ohio-4.24%, Oregon-4.26%, and South Carolina-4.43%. The annualized yield was computed by dividing a Series' net investment income per share earned during this 30-day period by the maximum offering price per share (i.e., the net asset value plus the maximum sales load of 4.75% of the net amount invested) on September 30, 1995, which was the last day of this period. The average number of Class A shares were: National-13,853,185, Colorado-7,536,267, Georgia-7,438,996,
Louisiana-7,645,231,        Maryland-7,075,870,        Massachusetts-14,703,087,
Michigan-17,772,074,      Minnesota-17,007,702,      Missouri-6,701,672,     New
York-10,732,461, Ohio-21,028,828, Oregon-7,799,146 and South Carolina-14,159,321
which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed by totaling the interest earned on all debt obligations during the 30-day period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield was then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income, as described in the Prospectus.

    The tax equivalent annualized yield for the 30-day period ended September 30, 1995 for each Series' Class A shares was as follows: National-7.83%,
Colorado-7.60%,      Georgia-7.82%,       Louisiana-7.73%,       Maryland-7.38%,
Massachusetts-8.22%, Michigan-7.55%, Minnesota-7.12%, Missouri-7.57%, New York-8.41%, Ohio-7.59%, Oregon-7.74% and South Carolina-7.88%. The tax equivalent annualized yield was computed by first computing the annualized yield as discussed above. Then the portion of the yield attributable to securities the income of which was exempt for federal and state income tax purposes was determined. This portion of the yield was then divided by one minus the following percentages: National-39.60%, Colorado-42.62%, Georgia-43.22%, Louisiana-43.22%, Maryland-42.62%, Massachusetts-46.85%, Michigan-42.26%, Minnesota-44.73%, Missouri-43.22%, New York-44.13%, Ohio-44.13%, Oregon-45.04%
and South Carolina-43.83% which percentages assume the maximum combined federal and state income tax rate for individual taxpayers that are subject to such state's personal income taxes. Then the small portion of the yield (for all the Series except the National Series) attributable to securities the income of which was exempt only for federal income tax purposes was determined. This portion of the yield was then divided by one minus 39.6% (39.6% being the maximum federal income tax rate). These two calculations were then added to the portion of the Class A shares yield, if any, that was not attributable to securities, the income of which was not tax exempt.

    The average annual total return for the one-year period ended September 30, 1995 for each Series' Class A shares was as follows: National-6.16%,
Colorado-3.45%,      Georgia-6.40%,       Louisiana-5.01%,       Maryland-5.69%,
Massachusetts-4.41%, Michigan-4.39%, Minnesota-2.56%, Missouri-5.41%, New York-5.70%, Ohio-4.43%, Oregon-3.88% and South Carolina-5.42%; for the five-year period ended on September 30, 1995 for each of the Series' Class A shares was:
National-7.14%, Colorado-6.24%, Georgia-7.30%, Louisiana-7.01%, Maryland-7.24%, Massachusetts-7.83%, Michigan-7.49%, Minnesota-6.79%, Missouri-6.83%, New York-7.71%, Ohio-7.17%, Oregon-6.90%, and South Carolina-7.26%; for the ten-year period ended on September 30, 1995 for certain of the Series' Class A shares was: National-8.64%, Louisiana-8.29%, Maryland-7.53%, Massachusetts-8.09%, Michigan-8.67%, Minnesota-8.06%, New York-8.35%, and Ohio-8.51%; and since inception through the period ended on September 30, 1995 for certain of the Series' Class A shares was: Colorado-6.24%, Georgia-7.26%, Missouri-6.95%, Oregon-6.46% and South Carolina-7.26%. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class A shares of each Series. From this $1,000, the maximum sales load of $47.50 (4.75% of public offering price) was deducted. It was then assumed that all of the dividends and distributions by the Series' Class A shares over the relevant time period were reinvested. It was then assumed that at the end of the one-year period, the five-year period and the ten-year period or since inception period of the Series, the entire amount was redeemed. The average annual total return was then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon redemption (i.e., the average annual compound rate of return).

    The annualized yield for the 30-day period ended September 30, 1995 for each Series' Class D shares was as follows: National-4.07%, Colorado-3.69%, Georgia-3.76%, Louisiana-3.70%, Maryland-3.56%, Massachusetts-3.70%, Michigan-3.68%, Minnesota-3.23%, Missouri-3.60%, New York-4.05%, Ohio-3.53%, Oregon-3.57% and South Carolina-3.75%. The annualized yield was computed as for Class A shares by dividing a Series' net investment income per share earned during this 30-day period by the maximum offering price per share (i.e., the net asset value) on September 30, 1995, which was the last day of this period. The average number of Class D shares were: National-160,196, Colorado-24,022, Georgia-265,214, Louisiana-57,453, Maryland-79,423, Massachusetts-112,017, Michigan-137,572, Minnesota-284,298, Missouri-68,894, New York-112,278,
Ohio-91,217, Oregon-207,885 and South Carolina-208,370 which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends.

    The tax equivalent annualized yield for the 30-day period ended September 30, 1995 for each Series' Class D shares was as follows: National-6.74%,
Colorado-6.43%,      Georgia-6.62%,       Louisiana-6.51%,       Maryland-6.20%,
Massachusetts-6.95%, Michigan-6.37%, Minnesota-5.84%, Missouri-6.34%, New York-7.25%, Ohio-6.32%, Oregon-6.49% and South Carolina-6.67%. The tax equivalent annualized yield was computed as discussed above for Class A shares.

    The average annual total return for the one-year period ended, September 30, 1995 for each Series' Class D shares was as follows: National-9.17%,
Colorado-6.26%,      Georgia-9.58%,       Louisiana-8.17%,       Maryland-8.75%,
Massachusetts-7.33%, Michigan-7.36%, Minnesota-5.45%, Missouri-8.49%, New York-8.87%, Ohio-7.67%, Oregon-6.86%, and South Carolina-8.63%; and since inception through the period end (on September 30, 1995 for each of the Series' Class D shares was: National-(0.49)%, Colorado-0.67%, Georgia-1.33%, Louisiana-1.28%, Maryland-1.76%, Massachusetts-1.53%, Michigan-1.46%, Minnesota-1.90%, Missouri-0.99%, New York-0.83%, Ohio-1.70%, Oregon-1.64%, and South Carolina-1.09%. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class D shares of each Series and that all of the dividends and distributions by the Series' Class D shares over the relevant time period were reinvested. It was then assumed that at the end of the one-year period and since inception of the Series, the entire amount was redeemed, subtracting the 1% CDSL, if applicable.

    The tables below illustrate the total returns on a $1,000 investment in each of the Series Class A and Class D shares for the ten years ended September 30, 1995 or from the commencement of a Series' operation through September 30, 1995, assuming investment of all dividends and capital gain distributions.


                                                CLASS A SHARES

                    Value of              Capital              Value            Total Value
Period              Initial                Gain                 of                  of                Total
Ended 1           Investment 2          Distributions        Dividends          Investment 2        Return 1,3
-------           ------------          -------------        ---------          ------------        ----------
NATIONAL
9/30/86               $  1,082                 $   28            $   92           $   1,202
9/30/87                    945                     66               163               1,174
9/30/88                    974                    127               266               1,367
9/30/89                    986                    132               366               1,484
9/30/90                    949                    145               451               1,545
9/30/91                  1,008                    170               587               1,765
9/30/92                  1,029                    180               712               1,921
9/30/93                  1,110                    227               895               2,232
9/30/94                    916                    302               836               2,054
9/30/95                    967                    319             1,004               2,290          129.01%
COLORADO
9/30/86                    943                      -                24                 967
9/30/87                    851                      3                82                 936
9/30/88                    916                     10               161               1,087
9/30/89                    941                     11               241               1,193
9/30/90                    922                     10               313               1,245
9/30/91                    963                     11               410               1,384
9/30/92                    979                     11               501               1,491
9/30/93                  1,035                     28               615               1,678
9/30/94                    945                     41               643               1,629
9/30/95                    973                     43               752               1,768           76.80%
GEORGIA
9/30/87                    865                      -                14                 879
9/30/88                    945                      -                88               1,033
9/30/89                    973                      1               164               1,138
9/30/90                    957                      4               236               1,197
9/30/91                  1,018                      5               334               1,357
9/30/92                  1,046                     11               430               1,487
9/30/93                  1,124                     20               551               1,695
9/30/94                    997                     34               570               1,601
9/30/95                  1,041                     61               686               1,788           78.82%
LOUISIANA
9/30/86                  1,057                      -                80               1,137
9/30/87                    981                     11               152               1,144
9/30/88                  1,040                     21               252               1,313
9/30/89                  1,051                     31               349               1,431
9/30/90                  1,027                     42               437               1,506
9/30/91                  1,091                     49               569               1,709
9/30/92                  1,118                     58               689               1,865
9/30/93                  1,172                     85               833               2,090
9/30/94                  1,059                     95               856               2,010
9/30/95                  1,085                    137               995               2,217          121.71%


                    Value of              Capital              Value            Total Value
Period              Initial                Gain                 of                  of                Total
Ended 1           Investment 2          Distributions        Dividends          Investment 2        Return 1,3
-------           ------------          -------------        ---------          ------------        ----------
MARYLAND
9/30/86               $  1,012                  $   -          $     74           $   1,086
9/30/87                    916                      -               133               1,049
9/30/88                    986                      7               221               1,214
9/30/89                  1,012                      8               309               1,329
9/30/90                    994                      7               387               1,388
9/30/91                  1,059                      8               505               1,572
9/30/92                  1,086                     15               615               1,716
9/30/93                  1,152                     39               752               1,943
9/30/94                  1,028                     71               765               1,864
9/30/95                  1,061                    110               896               2,067          106.72%
MASSACHUSETTS
9/30/86                  1,054                      1                84               1,139
9/30/87                    940                     24               150               1,114
9/30/88                    995                     41               247               1,283
9/30/89                    999                     51               338               1,388
9/30/90                    948                     62               412               1,422
9/30/91                  1,026                     70               552               1,648
9/30/92                  1,052                     82               674               1,808
9/30/93                  1,115                    104               828               2,047
9/30/94                  1,000                    139               847               1,986
9/30/95                  1,033                    153               991               2,177          117.69%
MICHIGAN
9/30/86                  1,077                     15                86               1,178
9/30/87                    943                     49               152               1,144
9/30/88                  1,001                     73               253               1,327
9/30/89                  1,026                     79               353               1,458
9/30/90                    995                     93               437               1,525
9/30/91                  1,057                    102               569               1,728
9/30/92                  1,095                    117               699               1,911
9/30/93                  1,145                    168               846               2,159
9/30/94                  1,044                    173               879               2,096
9/30/95                  1,077                    190             1,029               2,296          129.64%
MINNESOTA
9/30/86                  1,064                      6                84               1,154
9/30/87                    948                     34               150               1,132
9/30/88                  1,001                     51               247               1,299
9/30/89                  1,012                     57               338               1,407
9/30/90                    997                     66               426               1,489
9/30/91                  1,040                     70               544               1,654
9/30/92                  1,051                     72               659               1,782
9/30/93                  1,103                    106               805               2,014
9/30/94                  1,028                    126               863               2,017
9/30/95                  1,041                    132               997               2,170          117.02%
MISSOURI
9/30/86                    976                      -                13                 989
9/30/87                    876                      -                71                 947
9/30/88                    947                      8               151               1,106
9/30/89                    971                      8               230               1,209
9/30/90                    963                      8               304               1,275
9/30/91                  1,029                      9               411               1,449
9/30/92                  1,040                     21               502               1,563
9/30/93                  1,108                     35               626               1,769
9/30/94                    988                     52               643               1,683
9/30/95                  1,027                     72               763               1,862           86.25%


                    Value of              Capital              Value            Total Value
Period              Initial                Gain                 of                  of                Total
Ended 1           Investment 2          Distributions        Dividends          Investment 2        Return 1,3
-------           ------------          -------------        ---------          ------------        ----------
NEW YORK
9/30/86               $  1,060                 $   15           $    85           $   1,160
9/30/87                    937                     44               150               1,131
9/30/88                    974                     79               245               1,298
9/30/89                    992                     86               342               1,420
9/30/90                    952                     91               422               1,465
9/30/91                  1,022                     97               559               1,678
9/30/92                  1,046                    115               682               1,843
9/30/93                  1,126                    153               845               2,124
9/30/94                    987                    179               844               2,010
9/30/95                  1,012                    234               983               2,229          122.93%
OHIO
9/30/86                  1,060                      8                87               1,155
9/30/87                    967                     22               158               1,147
9/30/88                  1,010                     60               258               1,328
9/30/89                  1,022                     63               357               1,442
9/30/90                    999                     80               445               1,524
9/30/91                  1,056                     87               578               1,721
9/30/92                  1,085                     99               704               1,888
9/30/93                  1,149                    121               860               2,130
9/30/94                  1,027                    148               889               2,064
9/30/95                  1,055                    174             1,033               2,262          126.23%
OREGON
9/30/87                    828                      -                51                 879
9/30/88                    911                      -               125               1,036
9/30/89                    940                      -               193               1,133
9/30/90                    928                      -               268               1,196
9/30/91                    989                      -               365               1,354
9/30/92                  1,014                      -               454               1,468
9/30/93                  1,077                      -               570               1,647
9/30/94                    991                     12               605               1,608
9/30/95                  1,021                     17               715               1,753           75.32%
SOUTH CAROLINA
9/30/87                    889                      -                12                 901
9/30/88                    962                      -                85               1,047
9/30/89                    984                      1               160               1,145
9/30/90                    964                      1               231               1,196
9/30/91                  1,027                      8               328               1,363
9/30/92                  1,067                     11               423               1,501
9/30/93                  1,136                     16               537               1,689
9/30/94                  1,015                     36               560               1,611
9/30/95                  1,063                     42               678               1,783           78.28%


                                                   CLASS D SHARES


                    Value of              Capital              Value            Total Value
Period              Initial                Gain                 of                  of                Total
Ended 1           Investment 2          Distributions        Dividends          Investment 2        Return 1,3
-------           ------------          -------------        ---------          ------------        ----------
NATIONAL
9/30/94                 $  867                   $  -             $  25              $  892
9/30/95                    923                      -                69                 992           (0.81)%
COLORADO
9/30/94                    909                      -                25                 934
9/30/95                    944                      -                67               1,011            1.12



                    Value of              Capital              Value            Total Value
Period              Initial                Gain                 of                  of                Total
Ended 1           Investment 2          Distributions        Dividends          Investment 2        Return 1,3
-------           ------------          -------------        ---------          ------------        ----------
GEORGIA
9/30/94                 $  890                  $   -            $   25            $    915
9/30/95                    939                     15                68               1,022            2.21%
LOUISIANA
9/30/94                    900                      -                26                 926
9/30/95                    932                     18                71               1,021            2.13
MARYLAND
9/30/94                    903                      -                26                 929
9/30/95                    942                     18                69               1,029            2.93
MASSACHUSETTS
9/30/94                    910                      -                27                 937
9/30/95                    948                      4                73               1,025            2.54
MICHIGAN
9/30/94                    910                      -                26                 936
9/30/95                    948                      5                71               1,024            2.43
MINNESOTA
9/30/94                    931                      -                29                 960
9/30/95                    951                      2                79               1,032            3.17
MISSOURI
9/30/94                    895                      -                24                 919
9/30/95                    939                     10                68               1,017            1.65
NEW YORK
9/30/94                    888                      -                26
9/30/95                    920                     23                71               1,014            1.38
OHIO
9/30/94                    911                      -                26
9/30/95                    947                     10                71               1,028            2.84
OREGON
9/30/94                    917                      -                26                 943
9/30/95                    954                      3                70               1,027            2.73
SOUTH CAROLINA
9/30/94                    895                      -                25                 920
9/30/95                    947                      2                69               1,018            1.81

1 For Class A shares from commencement of operations or the ten-year period beginning on:

     Colorado            5/1/86            Missouri               7/1/86
     Georgia            6/15/87            National              10/1/85
     Louisiana          10/1/85            New York              10/1/85
     Maryland           10/1/85            Ohio                 10/1/85
     Massachusetts      10/1/85            Oregon               10/15/86
     Michigan           10/1/85            South Carolina        6/30/87
     Minnesota          10/1/85


     From commencement of operations of Class D shares on February 1, 1994.

2 The "Value of Initial Investment" as of the date indicated reflects the effect to the maximum sales load, assumes that all dividends and capital gain distributions were taken in cash and reflects changes in the net asset value of the shares purchased with the hypothetical initial investment. "Total Value of Investment" assumes investment of all dividends and capital gain distributions.

3 Total return for each Series is calculated by assuming a hypothetical initial investment of $1,000 at the beginning of the period specified, subtracting the maximum sales load or CDSL, if applicable; determining total value of all dividends and distributions that would have been paid during the period on such shares assuming that each dividend or distribution was invested in additional shares at net asset value; calculating the total value of the investment at the end of the period; and finally, by dividing the difference between the amount of the hypothetical initial investment at the beginning of the period and its value at the end of the period by the amount of the hypothetical initial investment.

    The waiver by the Manager of its fees and reimbursement of certain expenses during certain of the periods (as set forth under "Management and Expenses" herein and "Management Services" in the Prospectus) for which the performance results have been provided in this section positively affected such results.

    A Series' total return and average annual total return for Class A shares quoted herein does not reflect the deduction of the administration, shareholder services and distribution fee, for periods prior to January 1, 1993, which fee if reflected would reduce the performance quoted.

                              GENERAL INFORMATION

    The Fund is a Maryland corporation, authorized to issue 1,000,000,000 shares of common stock. The Directors have authority to create and classify shares of common stock in separate Series, without further action by shareholders. To date, shares of thirteen Series have been authorized, which shares constitute the interests in the Series described herein and further series may be added in the future. The 1940 Act requires that where more than one class or Series of shares exists, each class or Series must be preferred over all other classes or Series in respect of assets specifically allocated to such class or Series.

    Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of the 1940 Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or Series affected by such matter. Rule 18f-2 further provides that a class or Series shall be deemed to be affected by a matter unless it is clear that the interests of each class or Series in the matter are substantially identical or that the matter does not affect any interest of such class or Series. However, the Rule exempts the selection of independent public accountants, the approval of principal distributing contracts and the election of directors from the separate voting requirements of the Rule.

    Custodian. Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105, serves as custodian for the Fund. It also maintains, under the general supervision of the Manager, the accounting records and determines the net asset value for the Fund.

    Auditors.   Deloitte & Touche LLP, independent auditors,  have been selected as auditors of the Fund. Their address is Two World Financial Center, New York, NY 10281.

                              FINANCIAL STATEMENTS


    The Annual Report to Shareholders for the fiscal year ended September 30, 1995 is incorporated by reference into this Statement of Additional Information. The Annual Report contains a schedule of the investments of each of the Fund's Series as of September 30, 1995, as well as certain other financial information as of that date. The Annual Report will be furnished, without charge, to investors who request copies of the Fund's Statement of Additional Information.


                                   APPENDIX A


Moody's Investors Service, Inc. ("Moody's")
Tax-Exempt Bonds


    Aaa: Tax-Exempt bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa: Tax-exempt bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    A: Tax-exempt bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa: Tax-exempt bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be characteristically lacking or may be unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact may have speculative characteristics as well.

    Ba: Tax-exempt bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B: Tax-exempt bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa: Tax-exempt bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca:   Tax-exempt  bonds which are rated Ca represent  obligations  which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

    C: Tax-exempt bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Moody's applies numerical modifiers (1, 2 and 3) in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

Tax-Exempt Notes

    Moody's ratings for tax-exempt notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk. Loans bearing the designation MIG 1 are of the best quality, enjoying strong protection by established cash flows of funds for their servicing or by established and broad-based access to the market for refinancing. Loans bearing the designation MIG 2 are of high quality, with margins of protection ample although not so large as in the preceding group. Loans bearing the designation MIG 3 are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Market access for refinancing in particular, is likely to be less well established. Notes bearing the designation MIG 4 are judged to be of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

Commercial Paper

    Moody's Commercial Paper Ratings are opinions of the ability of issuers to repay punctually promissory senior debt obligations not having an original maturity in excess of one year. Issuers rated "Prime-1" or "P-1" indicates the highest quality repayment capacity of the rated issue.

    The designation "Prime-2" or "P-2" indicates that the issuer has a strong capacity for repayment of senior short-term promissory obligations. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

    The designation "Prime-3" or "P-3" indicates that the issuer has an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

    Issues rated "Not Prime" do not fall within any of the Prime rating categories.

Standard & Poor's Corporation ("S&P")
Tax-Exempt Bonds

    AAA: Tax-exempt bonds rated AAA are highest grade obligations. Capacity to pay interest and repay principal is extremely strong.

    AA: Tax-exempt bonds rated AA have a very high degree of safety and very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

    A: Tax-exempt bonds rated A are regarded as upper medium grade. They have a strong degree of safety and capacity to pay interest and repay principal although they are somewhat more susceptible in the long term to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    BBB: Tax-exempt bonds rated BBB are regarded as having a satisfactory degree of safety and capacity to pay interest and re-pay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and re-pay principal for bonds in this category than for bonds in higher rated categories.

    BB, B, CCC, CC: Tax-exempt bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and pre-pay principal in accordance with the terms of the bond. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

    C: The rating C is reserved for income bonds on which no interest is being paid.

    D: Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

    NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of bond as a matter of policy.

Municipal Notes

    SP-1: Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

    SP-2:  Satisfactory capacity to pay principal and interest.

Commercial Paper

    S&P Commercial Paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days.

    A-1: The A-1 designation indicates that the degree of safety regarding timely payment is very strong.

    A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

    A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

    B: Issues rated "B" are regarded as having only a speculative capacity for timely payment.

    C: This rating is assigned to short-term debt obligations with a doubtful capacity of payment.

    D:  Debt rated "D" is in payment default.

    NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of bond as a matter of policy.

    The ratings assigned by S&P may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within its major rating categories.

                                   APPENDIX B

Special Factors Affecting the Colorado Tax-Exempt Series

    Because of limitations contained in the state constitution, the State of Colorado issues no general obligation bonds secured by the full faith and credit of the state. Several agencies and instrumentalities of state government are authorized by statute to issue bonds secured by revenues from specific projects and activities. Additionally, the state is authorized to issue short-term revenue anticipation notes.


    There are approximately 1,800 units of local government in Colorado, including counties, statutory cities and towns, home-rule cities and counties, charter cities, school districts and a variety of water, irrigation and other special improvement districts, all with various constitutional and statutory authority to levy taxes and incur indebtedness. The major source of revenue for funding the indebtedness is the ad valorem property tax, which presently is imposed and collected solely at the local level, although the state is also authorized to levy the tax, and revenue from special projects. Residential real property was assessed at 10.36% actual value in 1995. All other property is assessed at 29% of its actual value except producing mines and oil and gas leaseholds and lands. Oil and gas leaseholds and lands are assessed at 87.5% on primary recovery and 75% on secondary recovery.

    In November 1992, voters in Colorado adopted a state constitutional amendment known as Amendment 1 and as The Taxpayer's Bill of Rights ("TABOR"). Its provisions generally apply to the state or any local government, excluding enterprises. An enterprise is a government-owned business authorized to issue its own revenue bonds and receiving under 10% of annual revenue in grants from all Colorado state and local governments combined. TABOR requires voter approval in advance for nearly all new taxes, tax rate increases, mill levies above that for the prior year, valuation for assessment ratio increases, extensions of expiring taxes, and tax policy changes directly causing a net tax revenue gain, as well as creation of any multiple fiscal year debt or financial obligations without adequate present cash reserves pledged irrevocably and held for payments in all future fiscal years. TABOR also imposes spending limits and revenue limits on state and local governments.

    State General Fund and cash non-exempt revenues appear to be below the TABOR limit for both fiscal years 1995-96 and 1996-97. According to the Colorado Legislative Council Staff Report (December 1995), in fiscal year 1995-96 the state TABOR growth rate limit is estimated to be 7.0%; and for 1996-97, the state TABOR growth rate limit is estimated to be 7.3%.

    The final figure for fiscal year 1994 for assessed value of all taxable real property in the state is $29,831,046,666 of which approximately 46.8% is residential, and 31.2% is commercial and industrial. Total revenue from property taxes in 1994 was $2,512,514,138. Figures for fiscal year 1995 are not yet available.

    The factors outlined below are generally indicative of the current economic status of the State of Colorado. Forecasts are based on predictions of several economists. There can be no assurance that additional factors or further economic difficulties and their impact on state and local government finances will not adversely affect the market value of obligations of the Colorado Tax-Exempt Series or the ability of the respective obligors to pay debt service on certain of such obligations.

    Colorado experienced a 2.6% increase in population in 1994, the third strongest since 1983, with a net positive migration of approximately 62,412. Preliminary estimates indicate in-migration and population growth continued at a somewhat lower rate in 1995 - with estimates ranging from 1.8% to 2.5%. Positive migration into Colorado is expected by Colorado economists to continue through 1996, with population growth of between 1.6% - 1.9% predicted for that year.

    Local economists have predicted employment growth of between 1.8% and 2.6% in 1996. This is somewhat lower than the approximately 2.8% - 3.7% rate for 1995 and considerably lower than the approximately 4.7% - 4.9% rate for 1994. During 1995, job growth occurred in every major employment sector except mining. The Colorado Legislative Council Staff Report (December 1995) predicts for 1996 weakness in the defense, federal government, public utility and home building sectors, while service job growth and private non-residential building will be healthy. While the rate of employment growth is slowing in Colorado it continues to grow at rates above the nation's.

    The increase in personal income in 1995 is estimated at 6.6%. Colorado economists generally expect a lower rate of increase for 1996. In 1995, the Denver-Boulder metropolitan area's inflation rate outpaced nationwide inflation
- projected to be from 4.6% compared to 2.9% for the nation. The Colorado Legislative Council Staff Report forecasts inflation for 1996 at 4.0%. Retail sales increased by approximately 4.7% - 5.5% in 1995, down from the 1994 increase of between 11.7% and 12/2%. Colorado economists are forecasting an increase in retail sales of between 6.2% to 6.6% in 1996.

    Colorado's home-building industry showed strong growth from 1990 through 1994, and appears to have peaked in 1994. New housing permits are expected to decrease by as much as 12.3% in 1996. Non-residential construction showed a large increase of 16.5% - 21.5% in 1995, with estimates for 1996 that are mixed
- one forecast calls for a decrease of 0.4% while another expects an increase of 8.0%.

    Colorado's economy has experienced a relative boom over the last few years, due in large part to the impact of several major public works projects which have been completed. It is expected that growth will continue to slow in Colorado in 1996, the primary causes of which will be a decline in migration and an end of the construction boom. Colorado is sensitive to the national business cycle and Colorado's growth may be far lower than forecast to the extent it is affected by that cycle.

Special Factors Affecting the Georgia Tax-Exempt Series

    Since 1973 the long-term debt obligations of the State of Georgia have been issued in the form of general obligation debt. Prior to 1973 all of the State's long-term obligations were issued by ten separate State authorities and secured by lease rental agreements between the authorities and various State departments and agencies. Currently, Moody's rates Georgia general obligation bonds Aaa; S&P rates such bonds AA+. There can be no assurance that the economic and political conditions on which these ratings are based will continue or that particular obligation issues may not be adversely affected by changes in economic, political or other conditions that do not affect the above ratings.

    In addition to general obligation debt, the Georgia Constitution permits the issuance by the State of certain guaranteed revenue debt. The State may incur guaranteed revenue debt by guaranteeing the payment of certain revenue obligations issued by an instrumentality of the State. The Georgia Constitution prohibits the incurring of any general obligation debt or guaranteed revenue debt if the highest aggregate annual debt service requirement for the then current year or any subsequent fiscal year for outstanding general obligation debt and guaranteed revenue debt, including the proposed debt, and the highest aggregate annual payments for the then current year or any subsequent fiscal year of the State under all contracts then in force to which the provisions of the second paragraph of Article IX, Section VI, Paragraph I(a) of the Georgia Constitution of 1976 (supplanted by the Constitution of 1983) are applicable, exceed 10% of the total revenue receipts, less refunds, of the State treasury in the fiscal year immediately preceding the year in which any such debt is to be incurred. As of August 1995, the State's highest total annual commitment in any current or subsequent fiscal year equaled 5.32% of fiscal year 1995 estimated receipts.


    The Georgia Constitution also permits the State to incur public debt to supply a temporary deficit in the state treasury in any fiscal year created by a delay in collecting the taxes of that year. Such debt must not exceed, in the aggregate, 5% of the total revenue receipts, less refunds, of the state treasury in the fiscal year immediately preceding the year in which such debt is incurred. The debt incurred must be repaid on or before the last day of the fiscal year in which it is to be incurred out of the taxes levied for that fiscal year. No such debt may be incurred in any fiscal year if there is then outstanding unpaid debt from any previous fiscal year which was incurred to supply a temporary deficit in the state treasury. No such short-term debt has been incurred under this provision since the inception of the constitutional authority referred to in this paragraph.

    The obligations held from time-to-time in the Georgia Series will, under present law, have a very high likelihood of having been validated and confirmed in a judicial proceeding prior to issuance. The legal effect of a validation in Georgia is to render incontestable the validity of the pertinent obligations and the security therefor. Certain obligations of certain governmental entities in the State are not required to be validated and confirmed; however, the percentage of such non-validated obligations would be very low in relation to all outstanding tax-exempt obligations issued within the State.

    The State operates on a fiscal year beginning July 1 and ending June 30. For example, "fiscal 1995" refers to the year ended June 30, 1995.

    Based on data issued by the State of Georgia for fiscal year 1995, income tax receipts and sales tax receipts of the State for fiscal year 1995 comprised approximately 47.9% and 38.8%, respectively, of the State tax receipts. Further, such data shows that total State tax receipts for fiscal 1995 (9,138,000,000) increased by approximately 6.25% over such collections in fiscal 1995. As of August 1994, the State estimates tax receipts for 1996 at $9,758,000,000.

    The average annual employment of the civilian labor force in the State for October 1995 was 5.3% according to preliminary data provided by the Georgia Department of Labor. The Metropolitan Atlanta area, which is the largest employment center in the area, comprised of Georgia and its five bordering states and which accounts for approximately 42% of the State's population, has for some time enjoyed a lower rate of unemployment than the State considered as a whole. In descending order, wholesale and retail trade, services, manufacturing, government and transportation comprise the largest sources of employment within the State.


    Many factors affect and could have an adverse impact on the financial condition of the State and other issuers of long-term debt obligations which may be held in the Georgia Series, including national, social, environmental, economic and political policies and conditions, many of which are not within the control of the State or such issuers. It is not possible to predict whether or to what extent those factors may affect the State and other issuers of long-term debt obligations which may be held in the portfolio of the Georgia Series and the impact thereof on the ability of such issuers to meet payment obligations.

    The sources of the information are the official statements of issuers located in Georgia, other publicly available documents and oral statements from various Federal and State agencies.

Special Factors Affecting the Louisiana Tax-Exempt Series

    Under Louisiana law, certain bonds and obligations constitute general obligations of the State of Louisiana or are backed by the full faith and credit of the State of Louisiana, and certain bonds and obligations do not or are not. The Louisiana Tax-Exempt Series invests in both types of obligations.

    The Bond Security and Redemption Fund of the State of Louisiana secures all general obligation bonds of the State of Louisiana issued pursuant to Article VII, Sections 6(A) and 6(B) of the constitution of Louisiana and those bonds issued by State agencies or instrumentalities which are backed by the State's full faith and credit, pari passu. With certain exceptions, all money deposited in the State Treasury is credited to the Bond Security and Redemption Fund. In each fiscal year, an amount sufficient to pay all of the State's current obligations which are secured by its full faith and credit is allocated from the Bond Security and Redemption Fund. After such allocation, with certain exceptions, any money remaining in the Bond Security and Redemption Fund is credited to the State General Fund.

    Any bonds issued by the State of Louisiana other than general obligation bonds, or any bonds issued by the State of Louisiana or any other issuer that are not backed by the full faith and credit of the State of Louisiana are not entitled to the benefits of the Bond Security and Redemption Fund.

    The legislature has limited its ability to authorize certain debt and the State Bond Commission's ability to issue certain bonds. The legislature may not authorize general obligation bonds or other general obligations secured by the full faith and credit of the State if the amount of authorized but unissued debt plus the amount of outstanding debt exceeds twice the average annual revenues of the Bond Security and Redemption Fund for the last three fiscal years completed prior to such authorization. This debt limitation is not applicable to or shall not include the authorization of refunding bonds secured by the full faith and credit of the State, to authorized or outstanding bond anticipation notes, or to the issuance of revenue anticipation notes. Bond anticipation notes are issued in anticipation of the sale of duly authorized bonds or to fund capital improvements. The State Bond Commission may not issue general obligation bonds or other general obligations secured by the full faith and credit of the State at any time when the highest annual debt service requirement for the current or any subsequent fiscal years for such debt, including the debt service on such bonds or other obligations then proposed to be sold by the State Bond Commission, exceeds 10% of the average annual revenues of the Bond Security and Redemption Fund for the last three fiscal years completed prior to such issuance. This debt limitation is not applicable to the issuance or sale by the State Bond Commission of refunding bonds secured by the full faith and credit of the State of Louisiana or to bond anticipation notes.

    A new limitation on State borrowing has been established as a result of a constitutional amendment passed by the voters of Louisiana in October 1993. As a result of the amendment, the State Bond Commission may not approve the issuance of general obligation bonds secured by the full faith and credit of the State, or bonds secured by self-support revenues which in the first instance may not be sufficient to pay debt service and will then draw on the full faith and credit of the State, if the debt service requirement exceeds a specified percent of the estimate of money to be received by the State general fund and dedicated funds for each respective fiscal year as contained in the official forecast adopted by the Revenue Estimating Conference at its first meeting at the beginning of each fiscal year. The percentages are set on a graduated scale, beginning with 13.1% for the 1993-1994 fiscal year and descending to 6.0% for the 2003-2004 fiscal year and thereafter. The intent of the amendment is to reduce State borrowing over time so that there is some limit put on the debt service portion of the State budget.

    The State Bond Commission may also issue and sell revenue anticipation notes to avoid temporary cash flow deficits. These notes are payable from anticipated cash, as reflected in the most recent official forecast of the Revenue Estimating Conference. Unless issued in accordance with the provisions of
Article VIII, Section 6(A) of the State Constitution, the notes do not constitute a full faith and credit obligation of the State.

    The foregoing limitations on indebtedness imposed upon the legislature and the State Bond Commission do not apply to obligations that are not general obligations of the State of Louisiana or that are not backed by the full faith and credit of the State of Louisiana.


    Although the manner in which the Bond Security and Redemption Fund operates is intended to adequately fund all obligations that are general obligations of the State, or that are secured by the full faith and credit of the State, there can be no assurance that particular bond issues will not be adversely affected by expected budget gaps.

    Since 1993 the State has experienced recurring small budget surpluses which have been applied to reduction of outstanding debts. These surplus funds, under current laws, should be used to retire existing debt. The State has announced an estimated surplus for 1995-96. However, this cannot be relied upon to assure that a fiscal 1996-97 deficit will not occur which would necessitate further budge reductions or tax increases.

    A statewide referendum on the continued legality of video poker, riverboat gambling and land based gaming has been proposed by the newly elected governor. A revocation of laws legalizing gambling in Louisiana would have serious budge consequences.

    These same conditions could also adversely affect bonds that are not general obligations of the State or that are not entitled to the full faith and credit of the State and that therefore are not secured by the Bond Security and Redemption Fund. Examples of these bonds include general obligation parish bond issues, revenue bonds issues by the State of Louisiana or a parish or other political subdivision or agency, and industrial development bonds. Revenue bonds are payable only from revenues derived from a specific facility or revenue source. Industrial development bonds are generally secured solely by the revenues derived from payments made by the industrial users. With respect to bonds issued by local political subdivisions or agencies, because the 64 parished within the State of Louisiana are subject to their own revenue and expenditure problems, current and long-term adverse developments affecting their revenue sources and their general economy may have a detrimental impact on such bonds. Similarly, current adverse developments affecting Louisiana's state and local economy could have a detrimental impact on revenue bonds and industrial development bonds.

    Louisiana gained 60,000 jobs from September 1994 to September 1995. The 3.5% rate of job growth from September 1994 to 1995 is among the fastest job growth gains Louisiana has experienced since the mid-1980's. Personal income rose by 6% from the second quarter of 1994 to the first quarter of 1995. These strong rates of growth are likely to slow somewhat as the slowing of national economic growth since the second half of 1995 begins to affect Louisiana. Manufacturing employment rose by 1.3% from September 1994 to September 1995. This was the second consecutive year of rising manufacturing employment in Louisiana.

    The unemployment  rate fell from 8.1% (1994 Quarter 3) to 6.8% (1995 Quarter
3). The improved Louisiana unemployment rate is still above Mississippi at 6.3% and Alabama at 6.1%. However, it is a marked improvement in economic condition. Gaming employment has been a significant contributor to the statewide job gains since mid-1994.

Special Factors Affecting the Maryland Tax-Exempt Series

    Some of the significant financial considerations relating to the investments of the Maryland Series are summarized below. This information is derived principally from official statements released on or before October 11, 1995, relating to issues of Maryland obligations and does not purport to be a complete description.

    The State's total expenditures for the fiscal years ending June 30, 1993, June 30, 1994 and June 30, 1995 were $11.786 billion, $12.351 billion and $13,527 billion, respectively. As of October 11, 1995, it was estimated that total expenditures for fiscal year 1996 would be $14.429 billion. The State's General Fund, the Fund from which all general costs of state government are paid and to which taxes and other revenues not specifically directed by law to be deposited in separate funds are recorded and which represents approximately 55%-60% of each year's total budget, had a deficit on a budgetary basis of $56 million in fiscal year 1992,, an unreserved surplus of $11 million in fiscal year 1993, an unreserved surplus of $60 million in fiscal year 1994 and an unreserved surplus of $133 million in fiscal year 1995. The Governor of Maryland reduced fiscal year 1993 appropriations by approximately $56 million to offset the fiscal year 1992 deficit. The State Constitution mandates a balanced budget.

    In April 1995, the General Assembly approved the $14.429 billion 1996 fiscal year budget. The Budget includes $2.8 billion in aid to local governments (reflecting a $161 million increase in funding over 1995 that provides for substantial increases in education, health and police aid), and $134.1 million in general fund deficiency appropriations for fiscal year 1995, of which $60 million is a legislatively mandated appropriation to the Revenue Stabilization Account of the State Reserve Fund. The Revenue Stabilization Account was established in 1986 to retain State revenues for future needs and to reduce the need for future tax increases. When the 1996 Budget was enacted, it was estimated that the general fund surplus on a budgetary basis at June 30, 1996, would be approximately $7.8 million; as of October 11, 1995, the estimate was $34.3 million. In addition, it is estimated that there will be $158 million in the Reserve Stabilization Account of the State Reserve Fund at June 30, 1996.

    The public indebtedness of Maryland and its instrumentalities is divided into three basic types. The State issues general obligation bonds for capital improvements and for various State-sponsored projects. The Department of Transportation of Maryland issues limited, special obligation bonds for transportation purposes payable primarily from specific, fixed-rate excise taxes and other revenues related mainly to highway use. Certain authorities issue obligations payable solely from specific non-tax enterprise fund revenues and for which the State has no liability and has given no moral obligation assurance.

    According to recent available ratings, general obligation bonds of the State of Maryland are rated "AAA" by Moody's and "AAA" by S&P, as are those of the largest county of the State, i.e., Montgomery County in the suburbs of Washington, D.C. General obligation bonds of Baltimore County, a separate political entity surrounding Baltimore City and the third largest county in the State, are rated "AAA" by Moody's and "AA+" by S&P. General obligation bonds of Prince George's County, the second largest county, which is also in the suburbs of Washington, D.C., are rated "AA" by Moody's and "AA-" by S&P. The general obligation bonds of those other counties of the State that are rated by Moody's carry an "A" rating or better. Baltimore City's is general obligation bonds are rated "A1" by Moody's and "A" by S&P. The Washington Suburban Sanitary District, a bi-county agency providing water and sewage services in Montgomery and Prince George's Counties, issues general obligation bonds rated "AA1" by Moody's and "AA" by S&P.

    While the ratings and other factors mentioned above indicate that Maryland and its principal subdivisions and agencies, overall, are in satisfactory economic health, there can, of course, be no assurance that this will continue or that particular bond issues may not be adversely affected by changes in state or local economic or political conditions.

Special Factors Affecting the Massachusetts Tax-Exempt Series

    The Commonwealth of Massachusetts and certain of its cities and towns have at certain times in the past experienced serious financial difficulties which have adversely affected their credit standing. The recurrence of such financial difficulties could adversely affect the market values and marketability of, or result in default in payment on, outstanding obligations issued by the Commonwealth or its public authorities or municipalities. In addition, recent developments regarding the Massachusetts statutes which limit the taxing authority of certain Massachusetts governmental entities may impair the ability of the issuers of some Massachusetts Tax-Exempt Obligations to maintain debt service on their obligations.


    Annual expenditures by the Commonwealth for programs and services provided by state government for fiscal years 1990 and 1991 exceeded total current year revenues. In order to fund the fiscal 1990 budgetary deficit (and certain prior year Medicaid reimbursement payments), the legislature authorized the issuance of up to $1.42 billion of bonds. Retroactive application of the proceeds of such bonds would have resulted in fiscal 1990 positive closing balances of $258.3 million on an adjusted basis. Total expenditures for fiscal 1991 were $13.935 billion and total revenues were $13.913 billion, resulting in a $21.2 million operating loss. Application of the adjusted fiscal 1990 fund balances of $258.3 million resulted in a final fiscal 1991 budgetary surplus of $237.1 million. Total expenditures and other uses for fiscal 1992 totaled approximately $13.914 billion and total revenues and other sources totaled approximately $14.226 billion. Overall, the budgeted operating funds ended fiscal 1992 with an excess of revenues and other sources over expenditures and other uses of $312 million, and with positive fund balances of approximately $549 million. Total expenditures and other uses for fiscal 1993 totaled approximately $15.193 billion and total revenues and other sources totaled approximately $15.206 billion. Overall, the budgeted operating funds ended fiscal 1993 with an excess of revenues and other sources over expenditures and other uses of $13 million, and with positive fund balances of approximately $563 million. Total expenditures and other uses for fiscal 1994 totaled approximately $15.952 billion and total revenues and other sources totaled approximately $15.979 billion, resulting in an excess of revenues and other sources over expenditures and other uses of $27 million and in positive fund balances of approximately
$589 million. Total expenditures and other uses for fiscal 1995 totaled approximately $16.794 billion and total revenues and other sources totaled approximately $16,931 billion. Overall, the budgeted operating funds ended fiscal 1995 with an excess of revenues and other sources over expenditures and other uses of $137 million, and with positive fund balances of approximately $726 million

    The fiscal 1996 budget is based on estimated total revenues and other sources of approximately $17.231 billion. Total expenditures and other uses for fiscal 1996 are currently estimated at approximately $17.402 billion. The fiscal 1995 budget proposes that the $171 million difference between estimated revenues and other sources and expenditures and other uses be provided for by application of the beginning fund balances for fiscal 1996, to produce estimated ending fund balances for fiscal 1996 of approximately $555 million. The fiscal 1996 budget is based upon numerous spending and revenue estimates, the achievement of which cannot be assured.


    In Massachusetts, the tax on personal property and real estate is the principal source of tax revenues available to cities and towns to meet local costs. "Proposition 2 1/2", an initiative petition adopted by the voters of the Commonwealth of Massachusetts on November 4, 1980, limits the power of Massachusetts cities and towns and certain tax-supported districts and public agencies to raise revenue from property taxes to support their operations, including the payment of debt service. Proposition 2 1/2 required those cities and towns with property tax levies in excess of 2 1/2% of the full and fair cash value of their taxable real estate and personal property to reduce their levies to the 2 1/2% level. It also limited each year's increase in the tax levy for all cities and towns to 2 1/2% of the prior year's maximum levy, with an exception for certain property added to the tax rolls and for certain substantial valuation increases other than as part of a general reevaluation.


    The reductions in local revenues and anticipated reductions in local personnel and services resulting from Proposition 2 1/2 created strong demand for substantial increases in state funded local aid, which increased significantly in fiscal years 1982 through 1989. The effect of this increase in local aid was to shift a major part of the impact of Proposition 2 1/2 to the Commonwealth. Because of decreased Commonwealth revenues, local aid declined significantly in fiscal 1990, 1991 and 1992. Local aid increased somewhat in fiscal 1993, fiscal 1994 and fiscal 1995 and is expected to increase again in fiscal 1996.


    Limitations on state tax revenues have been established by legislation approved by the Governor on October 23, 1986 and by an initiative petition approved by the voters on November 4, 1986. The two measures are inconsistent in several respects, including the methods of calculating the limits and the exclusions from the limits. The initiative petition, unlike its legislative counterpart, contains no exclusion for debt service on Commonwealth bonds and notes. Under both measures, excess revenues are returned to taxpayers in the form of lower taxes. It is not yet clear how differences between the two measures will be resolved. State tax revenues in fiscal 1987 did exceed the tax limit imposed by the initiative petition by an estimated $29.2 million. This amount was returned to the taxpayers in the form of a tax credit against calendar year 1987 personal income tax liability pursuant to the provisions of the initiative petition. State tax revenues since fiscal 1988, have not exceeded the limit imposed by either the initiative petition or the legislative enactment.


    The Commonwealth maintains financial information on a budgetary basis. Since fiscal year 1986, the Comptroller also has prepared annual financial statements in accordance with generally accepted accounting principles (GAAP) as defined by the Government Accounting Standards Board. GAAP basis financial statements indicate that the Commonwealth ended fiscal 1990, 1991, 1992, 1993 and 1994 with fund deficits of approximately $1.896 billion, $761.2 million, $381.6 million, $184.1 million and $72 million, respectively. GAAP basis financial statements for fiscal 1995 indicate that the Commonwealth ended such year with a fund equity of $287 million.

Special Factors Affecting the Michigan Tax-Exempt Series


    The principal sectors of Michigan's diversified economy are manufacturing of durable goods (including automobiles and components and office equipment), tourism and agriculture. As reflected in historical employment figures, the State's economy has lessened its dependence upon durable goods manufacturing; however, such manufacturing continues to be an important part of the State's economy. These particular industries are highly cyclical and in the period 1994-95 operated at somewhat less than full capacity but at higher levels than in the immediate prior years. The cyclical nature of these industries and the Michigan economy can adversely affect the revenue streams of the State and its political subdivisions because it may adversely impact tax sources, particularly sales taxes, income taxes and single business taxes.

    The Michigan General Fund balances for the 1989-90 and 1990-91 fiscal years were negative $310 million and $169.4 million, respectively. This negative balance had been eliminated as of the end of fiscal year 1991-92, which ended September 30, 1992. The State ended fiscal year 1992-93 with a General Fund balance of $26 million after the transfer of $282.5 million to its Counter-Cyclical Budget and Economic Stabilization Fund ("BSF"). The State ended fiscal year 1993-94 with a General Fund balance of $460.2 million which also was transferred to the BSF. The State's fiscal year 1994-95 budget was adopted by the legislature in July, 1994 and the fiscal year 1995-96 budget was adopted in June 1995. The State's Annual Financial report for fiscal years ending September 30 is generally available at the end of March of the following year.

    Beginning in 1993, the Michigan Legislature enacted several statutes which significantly affect Michigan property taxes and the financing of primary and secondary school operations. The property tax and school finance reform measures included a ballot proposal ("Proposal A") which was approved by voters on March 15, 1994. Under Proposal A as approved, effective May 1, 1994, the State sales and use tax imposed on sales and rentals of tangible personal property and telecommunications services was increased from 4% to 6%, the State income tax was decreased from 4.6% to 4.4%, the cigarette tax was increased from $.25 to $.75 per pack and an additional tax of 16% of the wholesale price was imposed on certain other tobacco products. A real estate transfer tax became effective January 1, 1995, at a rate that was ultimately adjusted to 0.75% in April of 1995. Beginning in 1994, a State property tax of 6 mills is now imposed on all real and personal property currently subject to the general property tax. Proposal A contains additional provisions regarding the ability of local school districts to levy supplemental property taxes for operating purposes as well as a limit on assessment increased for each parcel of property, beginning in 1995 to the lesser of 5% or the rate of inflation.

    Under Proposal A, much of the additional revenue generated by the new taxes will be dedicated to the State School Aid Fund. Proposal A shifts significant portions of the cost of local school operations from local school districts to the State and raises additional State revenues to fund these additional State expenses. These additional revenues will be included within the State's constitutional revenue limitations and may impact the State's ability to raise additional revenues in the future.

    Currently, the State's general obligation bonds are rated Aa by Moody's and AA by S&P. Moody's upgraded its rating from A1 to Aa in July 1995. To the extent that the portfolio of Michigan obligations is comprised of revenue or general obligations of local governments or authorities, rather than general obligations of the State of Michigan, ratings on such Michigan obligations will be different from those given to the State of Michigan and their value may be independently affected by economic matters not directly impacting the State.


Special Factors Affecting the Minnesota Tax-Exempt Series

    The information set forth below is derived from official statements prepared in connection with the issuance of obligations of the State of Minnesota and other sources that are generally available to investors. The information is provided as general information intended to give a recent historical description and is not intended to indicate further or continuing trends in the financial or other positions of the State of Minnesota. Such information constitutes only a brief summary, relates primarily to the State of Minnesota, does not purport to include details relating to all potential issuers within the State of Minnesota whose securities may be purchased by the Minnesota Tax-Exempt Series, and does not purport to be a complete description.

    The State of Minnesota has experienced certain budgeting and financial problems since 1980.

    The State Accounting General Fund balance at June 30, 1987, was positive $168.5 million. The Commissioner of Finance, in his November 1986 forecast, estimated an Accounting General Fund balance at June 30, 1989, of negative $800 million. The Legislature in May 1987 enacted measures expected to yield approximately $700 million in additional revenues for the 1987-1989 biennium by broadening the bases of corporate income and sales taxes and raising the rate of the cigarette excise tax to 38 cents a pack from 23 cents. The corporate tax rate was lowered to 9.5% from 12%, and a minimum tax was imposed.

    Accounting General Fund appropriations for the 1987-1989 biennium were $11.35 billion, an increase of 9.4%. A $250 million budget reserve also was approved.

    The 1988 Legislature increased 1987-1989 expenditures a total of $223.8 million and revenues a total of $125.5 million.

    The Accounting General Fund balance at June 30, 1989, was positive $360 million.

    The 1989 Legislature authorized $13.35 billion in spending for the 1989-1991 biennium, a 16.2% increase over the previous biennium, after excluding intergovernmental fund transfers. In addition, the Legislature approved a $550 million budget reserve.

    The 1989 Legislature passed an omnibus tax bill that included $272 million in property tax relief and a $72 million increase in tax revenues. The Governor vetoed the omnibus tax bill, demanding that a larger share of property tax relief go to business and that the state-subsidized property tax system be reformed. At a special session in the Fall of 1989, a bill was enacted that included $267 million in property tax relief and a $79 million increase in tax revenues.

    The Commissioner of Finance, in his November 1989 forecast, estimated the Accounting General Fund balance at June 30, 1991, at negative $161 million. The Commissioner forecast an $89 million decline in revenues, a $60 million increase in human services expenditures and a net $29 million decrease due to other fiscal changes.

    The 1990 Legislature enacted budget changes that resulted in a $127 million net savings for the 1989-1991 biennium. A total of $178 million in spending reductions were enacted, and increased fees and other revenue changes accounted for a $12 million gain. New spending totaling $63 million was approved.

    A November 1990 forecast estimated a $197 million shortfall for the biennium ending June 30, 1991, and a $1.2 billion shortfall for the biennium ending June 30, 1993 due to spending pressures and reduced revenues. A March 1991 forecast reduced the estimated shortfall for the biennium ending June 30, 1993, to $1.1 billion.

    In January 1991 the Legislature made $197 million in spending reductions for the biennium ended June 30, 1991. The State Accounting General Fund balance at June 30, 1991, was $31 million.

    The 1991 Legislature authorized $13.886 billion in spending for the 1991-1993 biennium. Giving effect to inclusion in the Accounting General Fund of $70 million in dedicated revenues previously budgeted in other funds and dedication of 1.5 percent of existing sales tax as well as a new .5 percent local option sales tax to a Local Government Trust Fund, the total increase in authorized spending was 9.2 percent.

    Tax law changes enacted by the 1991 Legislature were expected to yield $590 million in additional revenues for the 1991-1993 biennium. Federal conformity on individual and corporate income taxes was expected to raise $82 million; changes in top individual income tax rates and elimination of some deductions and exemptions were expected to yield an additional $89 million; extension of the sales tax to kennel services, telephone paging services and some business-to-business phone services $38 million; a 5 cents a pack cigarette tax increase to 43 cents $37.2 million; and the .5 percent sales tax increase $370 million.

    After the Legislature adjourned in May 1991, the Commissioner of Finance estimated that at June 30, 1993, the State would have a $400 million budget reserve, the amount approved by the 1991 Legislature, and a $103.2 million Accounting General Fund balance.

    In February 1992 the Commissioner of Finance estimated the Accounting General Fund balance at June 30, 1993, at negative $569 million. The balance at June 30, 1995, was projected at negative $1.75 billion.

    The 1992 Legislature reduced expenditures by $262 million for the biennium ending June 30, 1993, enacted revenue measures expected to increase revenue by $149 million, and reduced the budget reserve by $160 million to $240 million.

    After the Legislature adjourned in April 1992, the Commissioner of Finance estimated the Accounting General Fund balance at June 30, 1993, at $2.4 million, and projected the balance at June 30, 1995, at negative $837 million. A November 1992 forecast estimated the balance at June 30, 1993, at positive $217 million and projected the balance at June 30, 1995, at negative $769 million.

    A March 1993 forecast projected an Accounting General Fund balance at June 30, 1995, at negative $163 million out of a budget for the biennium of approximately $16.7 billion, and estimated a balance at June 30, 1997, at negative $1.6 billion out of a budget of approximately $18.7 billion.

    The 1993 Legislature authorized $16.519 billion in spending for the 1993-1995 biennium, an increase of 13.0 percent from 1991-1993 expenditures. Resources for the 1993-1995 biennium were projected to be $16.895 billion, including $657 million carried forward from the previous biennium. The $16.238 billion in projected non-dedicated and dedicated revenues was 10.3 percent greater than in the previous biennium and included $175 million from revenue measures enacted by the 1993 Legislature. The Legislature increased the health care provider tax to raise $79 million, transferred $39 million into the Accounting General Fund and improved collection of accounts receivable to generate $41 million.

    After the Legislature adjourned in May 1993, the Commissioner of Finance estimated that at June 30, 1995, the Accounting General Fund balance would be $16 million and the budget reserve, as approved by the 1993 Legislature, would be $360 million. The Accounting General Fund balance at June 30, 1993 was $463 million.

    The Commissioner of Finance, in a November 1993 forecast, estimated the Accounting General Fund balance at June 30, 1995, at $430 million, due to projected increases in revenues and reductions in expenditures, and the balance at June 30, 1997, at $389 million. The Commissioner recommended that the budget reserve be increased to $500 million. He estimated that if current laws and policies continued unchanged, revenue would grow 7.7 percent and expenditures
6.0 percent in the 1995-1997 biennium.

    A March 1994 forecast projected an Accounting General Fund balance at June 30, 1995, at $623 million, principally due to a projected $235 million increase in revenues to $16.6 billion for the biennium. The balance at June 30, 1997, was estimated to be $247 million.

    The 1994 Legislature provided for a $500 million budget reserve; appropriated to school districts $172 million to allow the districts, for purposes of state aid calculations, to reduce the portion of property tax collections that the school districts must recognize in the fiscal year during which they receive the property taxes; increased expenditures $184 million; and increased expected revenues $4 million.

    Of the $184 million in increased expenditures, criminal justice initiatives totaled $45 million, elementary and higher education $31 million, environment and flood relief $18 million, property tax relief $55 million, and transit $11 million. A six-year strategic capital budget plan was adopted with $450 million in projects financed by bonds supported by the Accounting General Fund. Other expenditure increases totaled $16.5 million.

    Included in the expected revenue increase of $4 million were conformity with federal tax changes to increase revenues $27.5 million, a sales tax phasedown on replacement capital equipment and miscellaneous sales tax exemptions decreasing revenues $17.3 million, and other measures decreasing revenues $6.2 million.

    After the Legislature adjourned in May 1994, the Commissioner of Finance estimated the Accounting General Fund balance at June 30, 1995, at $130 million.

    The Commissioner of Finance, in a November 1994 forecast, estimated the Accounting General Fund balance at June 30, 1995, at $268 million, due to projected increases in revenues and decreases in expenditures, and the balance at June 30, 1997, at $190 million.


    A February 1995 forecast projected an Accounting General Fund balance at June 30, 1995, at $383 million, due to a $93.5 million increase in projected revenues and a $21.0 million decrease in expenditures. The balance at June 30, 1997, was projected at $250 million.

    The 1995 Legislature authorized $18.220 billion in spending for the 1995-1997 biennium, an increase of $1.395 billion, or 8.3 percent, from 1993-1995 expenditures. Resources for the 1995-1997 biennium were projected to be $18.774 billion, including $921 million carried forward from the previous biennium.

    The Legislature authorized 7.1 percent more spending for elementary and secondary education in the 1995-1997 biennium than in 1993-1995, 0.9 percent more in local government aids, 14.2 percent more for health and human services,
2.3 percent more for high education, and 25.1 percent more for corrections. The Legislature set the budget reserve at $350 million and established a supplementary reserve of $204 million in view of predicted federal cutbacks.

    After the Legislature adjourned in May 1995, the Commissioner of Finance estimated that at June 30, 1997, the Accounting General Fund balance would be zero. The Accounting General Fund Balance at June 30, 1995, was $481 million.

    The Commissioner of Finance, in a November 1995 forecast, estimated the Accounting General Fund balance at June 30, 1997, at $824 million, due to a $490 million increase in revenues from those projected in May 1995, a $199 million reduction in projected expenditures, and a $135 million increase in the amount carried forward from the 1993-1995 biennium. An improved national economic outlook increased projected net sales tax revenue $257 million and reduced projected human services expenditures $231 million. The Commissioner estimated the Accounting General Fund balance at June 30, 1999, at negative $28 million.

    Only $15 million of the $824 million projected 1995-1997 surplus is available for spending. The statute requires that an additional $15 million be placed in the supplementary budget reserve, and an additional $794 million must be appropriated to school districts to allow the districts, for purposes of state aid calculations, to eliminate the 48 percent of property tax collections that the school districts must recognize in the fiscal year during which they receive the property taxes.


    The State of Minnesota has no obligation to pay any bonds of its political or governmental subdivisions, municipalities, governmental agencies, or instrumentalities. The creditworthiness of local general obligation bonds is dependent upon the financial condition of the local government issuer, and the creditworthiness of revenue bonds is dependent upon the availability of particular designated revenue sources or the financial conditions of the underlying obligors. Although most of the bonds owned by the Minnesota Tax-Exempt Series are expected to be obligations other than general obligations of the State of Minnesota itself, there can be no assurance that the same factors that adversely affect the economy of the State generally will not also affect adversely the market value or marketability of such other obligations, or the ability of the obligors to pay the principal of or interest on such obligations.


    At the local level, the property tax base has recovered after its growth was slowed in many communities in the early 1990's by over capacity in certain segments of the commercial real estate market. Local finances are also affected by the amount of state aid that is made available. Further, various of the issuers within the State of Minnesota, as well as the State of Minnesota itself, whose securities may be purchased by the Minnesota Tax-Exempt Series, may now or in the future be subject to lawsuits involving material amounts. It is impossible to predict the outcome of these lawsuits. Any losses with respect to these lawsuits may have an adverse impact on the ability of these issuers to meet their obligations.

    Legislation enacted in 1995 provides that it is the intent of the Minnesota legislature that interest income on obligations of Minnesota governmental units, and exempt-interest dividends that are derived from interest income on such obligations, be included in the net income of individuals, estates, and trusts for Minnesota income tax purposes if it is judicially determined that the exemption by Minnesota of such interest or such exempt interest dividends unlawfully discriminates against interstate commerce because interest income on obligations of governmental issuers located in other states, or exempt-interest dividends derived from such obligations, is so included. This provision applies to taxable years that begin during or after the calendar year in which such judicial decision becomes final, regardless of the date on which the obligations were issued, and other remedies apply for previous taxable years. The United States Supreme Court recently denied certiorari in an Ohio case which upheld an exemption for interest income on obligations of Ohio governmental issuers, even though interest income on obligations of non-Ohio governmental issuers was subject to tax. However, it cannot be predicted whether a similar case will be brought in Minnesota or elsewhere, or what the outcome of such case would be. Should an adverse decision be rendered, the value of the securities purchased by the Minnesota Tax-Exempt Series might be adversely affected, and the value of the shares of the Minnesota Tax-Exempt Series might also be adversely affected.

    The State's bond ratings in August 1995 were Aa1 by Moody's, AA+ by S&P. Economic difficulties and the resultant impact on State and local government finances may adversely affect the market value of obligations in the portfolio of the Minnesota Tax-Exempt Series or the ability of respective obligors to make timely payment of the principal and interest on such obligations.

Special Factors Affecting the Missouri Tax-Exempt Series


    Industry and Employment. While Missouri has a diverse economy with a distribution of earnings and employment among manufacturing, trade and service sectors closely approximating the average national distribution, the national economic recession of the early 1980's had a disproportionately adverse impact on the economy of Missouri. During the 1970's, Missouri characteristically had a pattern of unemployment levels well below the national averages. However, since the 1980 to 1983 recession periods Missouri unemployment levels generally approximated or slightly exceeded the national average. A return to a pattern of high unemployment could adversely affect the Missouri debt obligations acquired by the Fund and, consequently, the value of the shares in the Fund.

    The Missouri portions of the St. Louis and Kansas City metropolitan areas contain approximately 1,938,400 and 1,007,000 residents, respectively, constituting over fifty percent of Missouri's 1995 population census of approximately 5,237,825. St. Louis is an important site for banking and manufacturing activity, as well as a distribution and transportation center, with eight Fortune 500 industrial companies (as well as other major educational, financial, insurance, retail, wholesale and transportation companies and institutions) headquartered there. Kansas City is a major agribusiness center and an important center for finance and industry. Economic reversals in either of these two areas would have a major impact on the overall economic condition of the State of Missouri. Additionally, the State of Missouri has a significant agricultural sector which is experiencing farm-related problems comparable to those which are occurring in other states. To the extent that these problems were to intensify, there could possibly be an adverse impact on the overall economic condition of the State of Missouri.

    Defense related business plays an important role in Missouri's economy. There are a large number of civilians employed at the various military installations and training bases in the State and recent action of the Defense Base Closure and Realignment Commission will result in the loss of a substantial number of civilian jobs in the St. Louis Metropolitan area. Further, aircraft and related businesses in Missouri are the recipients of substantial annual dollar volumes of defense contract awards. The contractor receiving the second largest dollar volume of defense contracts in the United States in 1994 was McDonnell Douglas Corporation. McDonnell Douglas Corporation is the State's largest employer, currently employing approximately 24,000 employees in Missouri. Recent changes in the levels of military appropriations and the cancellation of the A-12 program have affected McDonnell Douglas Corporation in Missouri and over the last four years it has reduced its Missouri work force by approximately 30%. There can be no assurances there will not be further changes in the levels of military appropriations, and, to the extent that further changes in military appropriations are enacted by the United States Congress, Missouri could be disproportionately affected.

    Desegregation lawsuits in St. Louis and Kansas City continue to require significant levels of state funding and are sources of uncertainty; litigation continues on many issues, court orders are unpredictable, and school district spending patterns have proven difficult to predict. A recent Supreme Court decision favorable to the State may decrease the level of State funding required in the future, but the impact of this decision is uncertain. The State paid $282 million for desegregation costs in fiscal 1994 and the budget for fiscal 1995 provided $315 million. This expense accounts for close to 7% of total state General Revenue Fund spending.


    Revenue and Limitations Thereon. Article X, Sections 16-24 of the Constitution of Missouri (the "Hancock Amendment"), imposes limitations on the amount of State taxes which may be imposed by the General Assembly of Missouri (the "general Assembly") as well as on the amount of local taxes, licenses and fees (including taxes, licenses and fees used to meet debt service commitments on debt obligations) which may be imposed by local governmental units (such as cities, countries, school districts, fire protection districts and other similar bodies) in the State of Missouri in any fiscal year.

    The State limit on taxes is tied to total State revenues for fiscal year 1980-81, as defined in the Hancock Amendment, adjusted annually in accordance with the formula set forth in the amendment, which adjusts the limit based on increases in the average personal income of Missouri for certain designated periods. The details of the amendment are complex and clarification from subsequent legislation and further judicial decisions may be necessary. Generally, if the total State revenues exceed the State revenue limit imposed by
Section 18 of Article X by more than one percent, the State is required to refund the excess. The State revenue limitation imposed by the Hancock Amendment does not apply to taxes imposed for the payment of principal and interest on bonds, approved by the voters and authorized by the Missouri Constitution. The revenue limit also can be exceeded by a constitutional amendment authorizing new or increased taxes or revenues adopted by the voters of the State of Missouri.

    The Hancock Amendment also limits new taxes, licenses and fees and increases in taxes, licenses and fees by local governmental units in Missouri. It prohibits counties and other political subdivisions (essentially all local governmental units) from levying new taxes, licenses and fees or increasing the current levy of an existing tax, license or fee without the approval of the required majority of the qualified voters of that county or other political subdivision voting thereon.

    When a local governmental unit's tax base with respect to certain fees or taxes is broadened, the Hancock Amendment requires the tax levy or fees to be reduced to yield the same estimated gross revenue as on the prior base. It also effectively limits any percentage increase in property tax revenues to the percentage increase in the general price level (plus the value of new construction and improvements), even if the assessed valuation of property in the local governmental unit, excluding the value of new construction and improvements, increases at a rate exceeding the increase in the general price level.

Special Factors Affecting the New York Tax-Exempt Series

         The following information is a summary of special factors affecting the New York Tax-Exempt Series. It does not purport to be a complete description and is based on information from official statements relating to securities offerings of New York issuers and, with respect to information about credit ratings, from newspaper reports.

General

         New York (the "State") is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location, air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. The State has a declining proportion of its workforce engaged in manufacturing and an increasing proportion engaged in service industries. This transition reflects a national trend.

         The State has historically been one of the wealthiest states in the nation. For decades, however, the State economy has grown more slowly than that of the nation as a whole, resulting in the gradual erosion of its relative economic affluence. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. New York City (the "City") has also had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.


         Although industry and commerce are broadly spread across the State, particular activities are concentrated in the following areas: Westchester County -- headquarters for several major corporations; Buffalo -- diverse manufacturing base; Rochester -- manufacture of photographic and optical equipment; Syracuse and Utica-Rome area -- production of machinery and transportation equipment; Albany-Troy-Schenectady -- government and education center and production of electrical products; Binghampton -- original site of the International Business Machines Corporation and continued concentration of employment in computer and other high technology manufacturing; and New York City -- headquarters for the nation's securities business and for a major portion of the nation's major commercial banks, diversified financial institutions and life insurance companies. In addition, the City houses the home offices of three major radio and television broadcasting networks, most of the national magazines and a substantial portion of the nation's book publishers. The City also retains leadership in the design and manufacture of men's and women's apparel.

Economic Outlook

         The economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the federal government, that are not under the control of the State. The State Financial Plan is based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, federal financial and monetary policies, the availability of credit, and the condition of the world economy, which would have an adverse effect on the State. There can be no assurance that the State economy will not experience results in the current fiscal year that are worse than predicted, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

         The national economy began the current expansion in 1991 and has added over 7 million jobs since early 1992. However, the recession lasted longer in the State and the State's economic recovery has lagged behind the nation's. Although the State has added approximately 185,000 jobs since November 1992, employment growth in the State has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense, and banking industries.

         The State has for many years had a very high State and local tax burden relative to other States. The State and its localities have used these taxes to develop and maintain their transportation networks, public schools and colleges, public health systems, other social services and recreational facilities. Despite these benefits, the burden of State and local taxation, in combination with the many other causes of regional economic dislocation, may have contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.

         To stimulate the State's economic growth, the State has developed programs, including the provision of direct financial assistance, designed to assist businesses to expand existing operations located within the State and to attract new businesses to the State.

         In addition, the State has provided various tax incentives to encourage business relocation and expansion. These programs include direct tax abatements from local property taxes for new facilities (subject to locality approval) and investment tax credits that are applied against the State corporation franchise tax. Furthermore, the State has created 40 "economic development zones" in economically distressed regions of the State. Businesses in these zones are provided a variety of tax and other incentives to create jobs and make investments in the zones.

Current Fiscal Year

         The State's budget for the 1995-96 fiscal year was enacted by the Legislature on June 7, 1995, more than two months after the start of the fiscal year. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including all necessary appropriations for debt service. The 1995-96 budget is the first to be enacted in the administration of the Governor, who assumed office on January 1, 1995. It is the first budget in over half a century which proposed and, as enacted, projects an absolute year-over-year decline in General Fund disbursements.

         In his Executive Budget, the Governor indicated that in the 1995-96 fiscal year, the State Financial Plan, based on then-current law governing spending and revenues, would be out of balance by almost $4.7 billion, as a result of the projected structural deficit resulting from the ongoing disparity between sluggish growth in receipts, the effect of prior-year tax changes, and the rapid acceleration of spending growth; the impact of unfunded 1994-95 initiatives, primarily for local aid programs; and the use of one-time solutions, primarily surplus funds from the prior year, to fund recurring spending in the 1994-95 budget. The Governor proposed additional tax cuts, to spur economic growth and provide relief for low- and middle-income tax payers, which were larger than those ultimately adopted, and which added $240 million to the then projected imbalance or budget gap, bringing the total to approximately $5 billion.

         This gap is projected to be closed in the 1995-96 State Financial Plan based on the enacted budget, through a series of actions, mainly spending reductions and cost containment measures and certain reestimates that are expected to be recurring, but also through the use of one-time solutions. The State Financial Plan projects (i) nearly $1.6 billion in savings from cost containment, disbursement reestimates, and other savings in social welfare programs, including Medicaid, income maintenance, and various child and family care programs; (ii) $2.2 billion in savings from State agency actions to reduce spending on the State workforce, the State University of New York ("SUNY") and the City University of New York ("CUNY"), mental hygiene programs, capital projects, the prison system and fringe benefits; (iii) $300 million in savings from local assistance reforms, including actions affecting school aid and revenue sharing while proposing program legislations to provide relief from certain mandates that increase local spending; (iv) over $400 million in revenue measures, primarily a new Quick Draw Lottery game, changes to tax payment schedules, and the sale of assets; and (v) $300 million from reestimates in receipts.

         The State economic forecast is marginally weaker than that on which the initial formulation of the 1995-96 State Financial Plan was based. The forecast calls for employment to increase in 1995 and 1996. Employment growth is expected to slow significantly in 1996 as the pace of national economic growth slackens, entire industries experience consolidations, and governmental employment continues to shrink. Personal income is estimated to increase by 5.6 percent in 1995, and at a more moderate 4.0 percent in 1996.



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State Financial Plan

         The  State  Constitution   requires  the  Governor  to  submit  to  the
Legislature a balanced Executive Budget which contains a complete plan of expenditures (the "State Financial Plan") for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the Executive Budget. A final budget must be approved before the statutory deadline of April 1. The State Financial Plan is updated quarterly pursuant to law.

         The State's fiscal year which commences on April 1, 1996 and ends on March 31, 1997 is referred to herein as the State's 1996-97 fiscal year. The Governor presented his 1996-97 Executive Budget to the Legislature on December 15, 1995, one month before the legal deadline. The Governor may amend his budget up to 30 days after its submission. The Legislature and the Comptroller will review the Governor's Executive Budget and are expected to comment on it. There can be no assurance that the Legislature will enact the Executive Budget into law, or that the State's adopted budget projections will not differ materially and adversely from the projections set forth below.

         The Governor's Executive Budget projects balance on a cash basis in the General Fund. It reflects a continuing strategy of substantially reduced State spending, including program restructurings, reductions in social welfare spending, and efficiency and productivity initiatives. Total General Fund receipts and transfers from other funds are projected to be $31.3 billion, a decrease of $1.4 billion from total receipts projected in the current fiscal year. Total General Fund disbursements and transfers to other funds are projected to be $31.2 billion, a decrease of $1.5 billion from spending totals projected for the current fiscal year. After adjustments and transfers for comparability between the 1995-96 and 1996-97 State Financial Plans, the Executive Budget proposes an absolute year-to-year decline in General Fund spending of 5.8 percent. Spending from all funding sources (including federal aid) is proposed to increase by only $239 million, or 0.4 percent from the prior fiscal year.

         In his 1996-97 Executive Budget, the Governor indicated that the 1996-97 General Fund Financial Plan (based on current law governing spending and revenues) would have been out of balance by almost $3.9 billion as a result of the underlying disparity between receipts and disbursements caused by anticipated spending demands, the effect of current and prior-year tax changes, and the use of one-time revenues to fund recurring spending in the 1995-96 State Financial Plan.

         The Executive Budget proposed to close this gap primarily through a series of spending reductions and cost-containment measures. The Executive Budget projects (i) over $1.8 billion in savings from cost containment and other actions in social welfare programs, including Medicaid, welfare and various health and mental health programs; (ii) $1.3 billion in federal revenues made available from anticipated changes in the Medicaid program, including an increase in the federal share of Medicaid; (iii) over $450 million in savings from reforms and cost avoidance in educational services (including school aid and higher education), while increasing basic operating assistance for school districts in the upcoming school year and providing fiscal relief from certain State mandates that increase local spending; and (iv) $350 million in savings from efficiencies and reductions in other State programs. The assumption regarding an increased share of federal Medicaid funding has received bipartisan Congressional support and would benefit 32 states, including New York.

         To make progress toward addressing recurring budgetary imbalances, the 1996-97 Executive Budget proposes significant actions to align recurring receipts and disbursements in future fiscal years. The Governor has proposed closing the 1996-97 fiscal year imbalance primarily through General Fund expenditure reductions and without increases in taxes or deferrals of scheduled tax reductions. However, there can be no assurance that the Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance or to align recurring receipts and disbursements in future fiscal years. The 1996-97 Executive Budget includes actions that will have an effect on the budget outlook for State fiscal year 1997-98 and beyond. The net impact of these and other factors is expected to produce a potential imbalance in receipts and disbursements in State fiscal year 1997-98, which the Governor will propose to close with further spending reductions. The Executive Budget contains projections of a potential imbalance in the 1997-98 fiscal year of $1.4 billion and in the 1998-99 fiscal year of $2.5 billion, assuming implementation of the 1996-97 Executive Budget recommendations.

         Uncertainties with regard to both the economy and potential decisions at the federal level add further pressure on future budget balance in New York State. For example, various proposals relating to federal tax and spending policies could, if enacted, have a significant impact on the State's financial condition in the current and future fiscal years. Specific budget and tax proposals under consideration at the federal level but not included in the State's 1996-97 Executive Budget forecast could also have a disproportionately negative impact on the longer-term outlook for the State's economy as compared to other states.



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



         General Fund Receipts

         The four governmental fund types that comprise the State Financial Plan are the General Fund, the Special Revenue Funds, the Capital Projects Funds, and the Debt Service Funds. The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.

         In the State's 1995-96 fiscal year, the General Fund is expected to account for approximately 49 percent of total governmental fund disbursements and 71 percent of total State-funded disbursements. The General Fund is projected to be balanced on a cash basis for the 1995-96 fiscal year. Total receipts and transfers from other funds are projected to be $33.11 billion, a decrease of $48 million from total receipts in the prior fiscal year.

         Personal income tax yield in the 1995-96 fiscal year is projected at $17.285 billion, a decrease of $305 million from reported collections in the State's 1994-95 fiscal year. The decrease reflects both the effects of the tax reductions noted above and the fact that reported collections in the preceding year were affected by net refund reserve transactions that buoyed collections in that year by $862 million that will be unavailable in the current year. Without these changes, the yield of the tax would have grown by more than $1.0 billion (6 percent), reflecting liability growth for the 1995 tax year projected at approximately the same rate. The income base for the tax is projected to rise approximately 5 percent for the 1995 tax year.

         User taxes and fees are expected to total $6.697 billion, an increase of $73 million from reported 1994-95 results. Business tax receipts are projected at $4.079 billion, a decline of $360 million from reported 1994-95 results.

         Total receipts from other taxes in the 1995-96 fiscal year are projected at $1.102 billion, $6 million less than in the preceding year. The estimates reflect 1994 and 1995 legislation reducing the burden of the real property gains tax and estate tax, as well as diversion of a portion of the real estate transfer tax proceeds to the Environmental Protection Fund.

         Miscellaneous receipts in the State's 1995-96 fiscal year are expected to total $1.596 billion, an increase of $335 million above the amount received in the prior State fiscal year. Transfers from other funds to the General Fund consist primarily of tax revenues in excess of debt service requirements:
1995-96 fiscal year excess sales tax revenues are projected to be $1.341 billion, equal to the amount received in the 1994-95 fiscal year. All other transfers are projected to increase by $215 million, primarily reflecting the receipt of $220 million from the Mass Transportation Operating Assistance Fund.

         General Fund Disbursements

         Disbursements in the General Fund are projected to total $33.055 billion in 1995-96, a decrease of $344 million. Significant decreases from the prior year result largely from cost-containment initiatives in Medicaid and other social welfare programs.

         Grants to local governments is the largest category of General Fund disbursements, and accounts for 69 percent of overall General Fund resources. Disbursements from this category are projected to total $22.910 billion in the 1995-96 State Financial Plan, a decrease of $392 million from 1994-95 levels. Although spending in this category is reduced, direct payments to local governments, including school aid and revenue sharing, are maintained largely at last year's levels. Significant decreases from the prior year result largely from cost-containment initiatives in Medicaid and other social welfare programs.

         Disbursements for State operations are projected at $6.020 billion, a decrease of $288 million or 4.6 percent. This reflects the impact of a 4.3 percent reduction in the workforce, including approximately 3,200 layoffs. In addition, the 1995-96 enacted budget achieves significant savings from productivity initiatives, the abolition of non-critical offices and commissions, and privatization of certain functions. Most agencies will spend less in 1995-96 than in 1994-95, with the most significant reductions made in the State University (offset by increases in tuition). Spending for the Department of Correctional Services increases modestly, reflecting the impact of the sentencing reform bill adopted by the Legislature as part of the 1995-96 budget.

         Disbursements for general State charges are projected to total $2.080 billion in the 1995-96 State Financial Plan, and are virtually unchanged from the 1994-95 level. The budgeted amount for general State charges assumes the use of $110 million from a special reserve for pension supplementation, established in 1970 and funded through State and local employer contributions in the early 1970s, to offset the State's pension contribution. The Comptroller, as sole trustee of the Common Retirement Fund and administrative head of the Retirement System, is in the process of reviewing the legislation that directs the use of these reserves to determine whether or not to commence legal proceedings to prevent such proposed use in the enacted 1995-96 State budget as a violation of the State Constitution, and there is a substantial likelihood that he will do so. The Executive considers the proposed use of these reserves to be a credit for prior-year supplementation payments and, therefore, in compliance with the State Constitution.

         Debt service in the General Fund for 1995-96 reflects only the $9 million interest cost of the State's commercial paper program. No cost is included for a TRAN borrowing, since none is expected to be undertaken. The State's annual Spring borrowing has been eliminated. Transfers in support of debt service are projected to total $1.583 billion, an increase of $157 million or 11 percent. Transfers in support of capital projects are projected to total $375 million, an increase of $169 million, which reflects significant investments in both new and ongoing capital programs. All other transfers are projected to total $78 million, an increase of $9 million from 1994-95 levels.

         The 1995-96 opening fund balance of $158 million includes $157 million which is reserved in the Tax Stabilization Reserve Fund, as well as $1 million which is reserved in the Contingency Reserve Fund. The closing fund balance in the General Fund of $213 million reflects a balance of $172 million in the Tax Stabilization Reserve Fund, following an additional payment of $15 million during the year, and a balance of $41 million in the Contingency Reserve Fund.

         The 1995-96 State Financial Plan includes actions that will have an effect on the budget outlook for State fiscal year 1996-97 and beyond. The Division of the Budget estimates that the 1995-96 State Financial Plan contains actions that provide nonrecurring resources or savings totalling approximately $900 million. The Division of the Budget also estimates that the 1995-96 State Financial Plan contains nonrecurring expenditures totalling nearly $250 million. The net amount of nonrecurring resources used in the 1995-96 State Financial Plan, accordingly, is estimated by the Division of the Budget at over $600 million.

         Special Revenue Funds

         Special Revenue Funds are used to account for the proceeds of specific revenue sources, such as federal grants, that are legally restricted, either by the Legislature or outside parties, to expenditures for specified purposes. Projected receipts in this fund type total $25.547 billion, an increase of $1.316 billion over the prior year. Projected disbursements in this fund type total $26.002 billion, an increase of $1.641 billion over 1994-95 levels. Disbursements from Federal funds, primarily the Federal share of Medicaid and other social services programs, are projected to total $19.209 billion in the 1995-96 fiscal year. Remaining projected spending of $6.793 billion primarily reflects aid to SUNY supported by tuition and dormitory fees, education aid funded from lottery receipts, operating aid payments to the Metropolitan Transportation Authority funded from the proceeds of dedicated transportation taxes, and costs of a variety of self-supporting programs which deliver services financed by user fees.

         Capital Projects Funds

         Capital Projects Funds are used to account for the financial resources used for the acquisition, construction, or rehabilitation of major State capital facilities and for capital assistance grants to certain local government or public authorities. This fund type consists of the Capital Projects Fund, which is supported by tax dollars transferred from the General Fund, and 37 other capital funds established to distinguish specific capital construction purposes supported by other revenues.

         Disbursements from this fund type are projected to increase by $541 million over prior-year levels, primarily reflecting higher spending for transportation and mental hygiene projects. Total receipts in this fund type are projected at $4.17 billion, not including $364 million expected to be available from the proceeds of general obligation bonds.

         Debt Service Funds

         Debt Service Funds are used to account for the payment of principal of, and interest on, long-term debt of the State and to meet commitments under lease-purchase and other contractual-obligation financing arrangements. Disbursements are projected at $2.506 billion in the 1995-96 fiscal year, an increase of $303 million or 13.8 percent from 1994-95. The transfer from the General Fund of $1.583 billion is expected to finance 63 percent of these payments. The remaining payments are expected to be financed by pledged revenues.

         Cash Flow

         For the second time in many years, the State will meet its cash flow needs without relying on a spring borrowing. However, this achievement is predicated on two actions: the issuance of all remaining LGAC bonds authorized in the 1990 statute; and the passage of proposed legislation permitting the State to use, for cash flow purposes only, balances in the Lottery Fund. Temporary transfers will be returned within five months so that all available Lottery moneys as well as advances of additional aid can be paid to school districts in September.

         The lingering impact of the 1994-95 receipts shortfall -- as well as the impact of the potential $5 billion 1995-96 imbalance on cash operations -- exerts substantial pressures on the State's cash balance position in the first three months of the fiscal year. These pressures are expected to abate later in the 1995-96 fiscal year, as cash outlays decline from previous levels consistent with cost-savings initiatives proposed in the Executive Budget.

Prior Fiscal Years

         New York State's financial operations have improved during recent fiscal years. During the period 1989-90 through 1991-92, the State incurred General Fund operating deficits that were closed with receipts from the issuance of tax and revenue anticipation notes ("TRANs"). First, the national recession, and then the lingering economic slowdown in the New York and regional economy, resulted in repeated shortfalls in receipts and three budget deficits. For its 1992-93, 1993-94, and 1994-95 fiscal years, the State recorded balanced budgets on a cash basis, with substantial fund balances in 1992-93 and 1993-94, and a smaller fund balance in 1994-95.

         1994-95 Fiscal Year

         The 1994-95 budget contained a significant investment in efforts to spur economic growth. The budget included provisions to reduce the level of business taxation in New York, with cuts in the corporate tax surcharge, the alternative minimum tax imposed on business and the petroleum business tax, repeal of the State's hotel occupancy tax, and reductions in the real property gains tax to stimulate construction and facilitate the real estate industry's access to capital. Complementing the elimination of the hotel tax was a $10 million investment of State funds in the "I Love New York" program designed to spur tourism activity throughout the State.

         To help strengthen the State's economic recovery, the 1994-95 budget also included more than $200 million in additional funding for economic development programs. Special emphasis was placed on programs intended to enable New York State to: (i) invest in high technology industries; (ii) expand access to foreign markets; (iii) strengthen assistance to small businesses, particularly those owned by women and minorities; (iv) retain and attract new manufacturing jobs; (v) help companies and communities impacted by continued cutbacks in federal defense spending and ongoing corporate downsizings; and (vi) bolster the tourism industry. In addition, the budget included increased levels of support for programs to rebuild and maintain State infrastructure, and provisions to create 21 new economic development zones.

         New York State ended its 1994-95 fiscal year with the General Fund in balance. The closing fund balance of $158 million reflects $157 million in the Tax Stabilization Reserve Fund and $1 million in the Contingency Reserve Fund ("CRF"). Compared to the State Financial Plan for 1994-95 as formulated on June 16, 1994, reported receipts fell short of original projections by $1.163 billion, primarily in the categories of personal income and business taxes. Of this amount, the personal income tax accounts for $800 million, reflecting weak estimated tax collections and lower withholding due to reduced wage and salary growth, more severe reductions in brokerage industry bonuses than projected earlier, and deferral of capital gains realizations in anticipation of potential Federal tax changes. Business taxes fell short by $373 million, primarily reflecting lower payments from banks as substantial overpayments of 1993 liability depressed net collections in the 1994-95 fiscal year. These shortfalls were offset by better performance in the remaining taxes, particularly the user taxes and fees, which exceeded projections by $210 million. Of this amount, $227 million was attributable to certain restatements for accounting treatment purposes pertaining to the CRF and Local Government Assistance Corporation ("LGAC"); these restatements had no impact on balance in the General Fund.

         Disbursements were also reduced from original projections by $848 million. After adjusting for the net impact of restatements relating to the CRF and LGAC which raised disbursements by $38 million, the variance is $886 million. Well over two-thirds of this variance is in the category of grants to local governments, primarily reflecting the conservative nature of the original estimates of projected costs for social services and other programs. Lower education costs are attributable to the availability of $110 million in additional lottery proceeds and the use of LGAC bond proceeds.

         The spending reductions also reflect $188 million in actions initiated in January 1995 by the Governor to reduce spending to avert a potential gap in the 1994-95 State Financial Plan. These actions included savings from a hiring freeze, halting the development of certain services, and the suspension of non-essential capital projects. These actions, together with $71 million in other measures comprised the Governor's $259 million gap-closing plan, submitted to the Legislature in connection with the 1995-96 Executive Budget.


         1993-94 Fiscal Year

         The State ended its 1993-94 fiscal year with a balance of $1.140 billion in the tax refund reserve account, $265 million in its Contingency Reserve Fund and $134 million in its Tax Stabilization Reserve Fund. These fund balances were primarily the result of an improving national economy, State employment growth, tax collections that exceeded earlier projections and disbursements that were below expectations. Deposits to the personal income tax refund reserve have the effect of reducing reported personal income tax receipts in the fiscal year when made and withdrawals from such reserve increase receipts in the fiscal year when made. The balance in the tax refund reserve account will be used to pay taxpayer refunds, rather than drawing from 1994-95 receipts.

         1992-93 Fiscal Year

         The State ended its 1992-93 fiscal year with a balance of $671 million in the tax refund reserve account and $67 million in the Tax Stabilization Reserve Fund. The State's 1992-93 fiscal year was characterized by performance that was better than projected for the national and regional economies. National gross domestic product, State personal income, and State employment and unemployment performed better than originally projected in April 1992. This favorable economic performance, particularly at year end, combined with a tax-induced acceleration of income into 1992, was the primary cause of the General Fund surplus. Personal income tax collections were more than $700 million higher than originally projected (before reflecting the tax refund reserve account transaction), primarily in the withholding and estimated payment components of the tax. There were, however, large and mainly offsetting variances in other categories of receipts.


Certain Litigation

         Certain litigation pending against New York or its officers or employees could have a substantial or long-term adverse effect on New York finances. Among the more significant of these cases are those that involve: (i) the validity of agreements and treaties by which various Indian tribes transferred to New York title to certain land in New York; (ii) certain aspects of New York's Medicaid rates and regulations, including reimbursements to providers of mandatory and optional Medicaid services, and the eligibility for and nature of home care services; (iii) challenges to provisions of Section 2807-C of the Public Health Law, which impose a 13% surcharge on inpatient hospital bills paid by commercial  insurers and employee  welfare  benefit plans and portions of Chapter 55 of the laws of 1992, which require hospitals to impose and remit to the State an 11% surcharge on hospital bills paid by commercial insurers and which require health maintenance organizations to remit to the State a surcharge of up to 9%; (iv) an action against the State of New York and New York City officials alleging that the present level of shelter allowance  for  public  assistance  recipients  is  inadequate  under  statutory standards to maintain proper housing; (v) challenges to the practice of reimbursing certain Office of Mental Health patient care expenses from the client's Social Security benefits; (vi) alleged responsibility of New York officials to assist in remedying racial segregation in the City of Yonkers;
(vii) a claim that "Quick Draw", a game of the State Division of the Lottery, violates the State Constitution provision which bars gambling; (viii) an action against the State which contends that certain provisions of Ch. 119L. 1995 violates Article Vss.7 of the State Constitution which bars the diminishment of benefits of membership in the retirement system; and (ix) a claim that the State's Department of Environmental Conservation prevented the completion of a cogeneration facility by the projected date by failing to provide data in a timely manner and that the plaintiff thereby suffered damages. In addition, aspects of petroleum business taxes are the subject of administrative claims and litigation.

The City of New York


         The fiscal health of the State of New York is closely related to the fiscal health of its localities, particularly the City, which has required and continues to require significant financial assistance from New York. On November 29, 1995, the City submitted to the Control Board the Financial Plan for the 1996-1999 fiscal years, which is a modification to a financial plan submitted to the Control Board on July 11, 1995 (the "July Financial Plan") and which relates to the City, the Board of Education ("BOE") and CUNY. The July Financial Plan set forth proposed actions to close a previously projected gap of approximately $3.1 billion for the 1996 fiscal year. The proposed actions in the July Financial Plan for the 1996 fiscal year included (i) a reduction in spending of $400 million, primarily affecting public assistance and Medicaid payments by the City; (ii) agency reduction programs, totaling $1.2 billion; (iii) transitional labor savings, totaling $600 million; and (iv) the phase-in of the increased annual pension funding cost due to revisions resulting from an actuarial audit of the City pension systems, which would reduce such costs in the 1996 fiscal year. Other proposed actions included (i) a delay in the proposed reduction in the commercial rent tax, which would increase projected revenues by $62 million in the 1996 fiscal year; (ii) $50 million of proposed additional State aid not included in the adopted State budget and $75 million of proposed additional federal aid; (iii) revenue initiatives totaling $190 million; and (iv) savings from a proposed refunding of outstanding debt, totaling $50 million.

         The 1996-1999 Financial Plan published on November 29, 1995, reflects actual receipts and expenditures and changes in forecast revenues and expenditures since the July Financial Plan, and projects revenues and expenditures for the 1996 fiscal year balanced in accordance with GAAP. Changes in the July Financial Plan for the 1996 fiscal year include (i) a $100 million reduction in expenditures for other than personal services; (ii) debt service savings, including savings from a proposed refunding of outstanding debt, totaling $123 million; (iii) a $129 million increase in projected expenditures, including $45 million in increased spending to pay for a portion of the cost of student transit passes; and (iv) a $100 million increase in the General Reserve. The Financial Plan also sets forth projections for the 1997 through 1999 fiscal years and outlines a proposed gap-closing program to eliminate projected gaps of $1.4 billion, $2.3 billion, and $2.7 billion for the 1997, 1998, and 1999 fiscal years, respectively, after successful implementation of the gap-closing program for the 1996 fiscal year.

         On July 10, 1995, Standard & Poor's Ratings Group revised downward its rating on City general obligation bonds from A- to BBB+ and removed City bonds from CreditWatch. Standard & Poor's stated that "structural budgetary balance remains elusive because of persistent softness in the City's economy, highlighted by weak job growth and a growing dependence on the historically volatile financial services sector". Other factors identified by Standard & Poor's in lowering its rating on City bonds included a trend of using one-time measures, including debt refinancings, to close projected budget gaps, dependence on unratified labor savings to help balance the Financial Plan, optimistic projections of additional federal and State aid or mandate relief, a history of cash flow difficulties caused by State budget delays, and continued high debt levels. Fitch Investors Service, Inc. continues to rate the City general obligation bonds A-. Moody's Investors Service, Inc.'s rating for City general obligation bonds is Baa1.

Other Localities

         In addition to the City, certain localities, including the City of Yonkers, could have financial problems leading to requests for additional State assistance. Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1993, the total indebtedness of all localities  in the  State  other  than New York  City  was  approximately  $17.7 billion.

         From time to time, federal expenditure reductions could reduce, or in some cases, eliminate, federal funding of some local programs, and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the public authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing State assistance in the future.

Authorities

         The fiscal stability of the State is related, in part, to the fiscal stability of its public authorities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts, and as otherwise restricted by, their legislative authorization. As of September 30, 1994, there were 18 public authorities that had aggregate outstanding debt of $70.3 billion. Some authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.

         The Metropolitan Transit Authority (the "MTA"), which receives the bulk of the appropriated moneys from the State, oversees the operation of the City's bus and subway system by its affiliates, the New York City Transit Authority and Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA"). The MTA has depended and will continue to depend upon federal, state and local government support to operate the transit system because fare revenues are insufficient.

         Over the past  several  years,  the State  has  enacted  several  taxes
(including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county region served by the MTA and a special one-quarter of one percent regional sales and use tax) that provide additional revenues for mass transit purposes, including assistance to the MTA. In addition, a one-quarter of one percent regional mortgages recording tax paid on certain mortgages creates an additional source of recurring revenues for the MTA. Further, in 1993, the State dedicated a portion of the State petroleum business tax to assist the MTA.

         In 1993, State legislation authorized the funding of a five-year $9.56 billion MTA capital plan for the five-year period, 1992 through 1996 (the "1992-96 Capital Program"). The MTA has received approval of the 1992-96 Capital Program based on this legislation from the 1992-96 Capital Program Review Board, as State law requires. This is the third five-year plan since the Legislature authorized procedures for the adoption, approval and amendment of a five-year plan in 1981 for a capital program designed to upgrade the performance of the MTA's transportation systems and to supplement, replace and rehabilitate facilities and equipment. The MTA, the Triborough Bridge and Tunnel Authority, and the TA are collectively authorized to issue an aggregate of $3.1 billion of bonds (net of certain statutory exclusions) to finance a portion of the 1992-96 Capital Program. The 1992-96 Capital Program is expected to be financed in significant part through dedication of State petroleum business taxes referred to above.

         There can be no assurance that all the necessary governmental actions for the Capital Program will be taken, that funding sources currently identified will not be decreased or eliminated, or that the 1992-96 Capital Program, or parts thereof, will not be delayed or reduced. Furthermore, the power of the MTA to issue certain bonds expected to be supported by the appropriation of State petroleum business taxes is currently the subject of a court challenge. If the Capital Program is delayed or reduced, ridership and fare revenues may decline, which could, among other things, impair the MTA's ability to meet its operating expenses without additional State assistance.


Special Factors Affecting the Ohio Tax-Exempt Series


    As described in the Prospectus under "Ohio Taxes" and except to the extent investments are in temporary investments, the Ohio Tax-Exempt Series will invest most of its net assets in securities issued by or on behalf of (or in certificates of participation in lease-purchase obligations of) the State of Ohio, political subdivisions of the State, or agencies or instrumentalities of the State or its political subdivisions (Ohio Obligations). The Ohio Tax-Exempt Series is therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of Ohio Obligations. The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information does not apply to "conduit" obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate. No independent verification has been made of any of the following information.


    Generally, the creditworthiness of Ohio Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations.

    There may be specific factors that at particular times apply in connection with investment in particular Ohio Obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio Obligations, or in those of particular issuers, as to which those factors apply. However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.


    General.   Ohio is the seventh most populous state. The 1990 Census count of
10,847,000 indicated a 0.5% population increase from 1980. The Census estimate for 1994 is 11,102,000.

    While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and approximately 16% of total employment in agribusiness.

    In prior years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, for the last three years the State rates were below the national rates (5.5% versus 6.1% in 1994). The unemployment rate and its effects vary among geographic areas of the State.

    There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio Obligations held in the Ohio Tax-Exempt Series or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.


    State Finances. The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its July 1 to June 30 fiscal year (FY) or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund (GRF), for which the personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods. Those procedures included general and selected reductions in appropriations spending.


    Key biennium-ending fund balances at June 30, 1989 were $475.1 million in the GRF and $353 million in the Budget Stabilization Fund (BSF, a cash and budgetary management fund). June 30, 1991 ending fund balances were $135.3 million (GRF) and $300 million (BSF).

    The next biennium, 1992-93, presented significant challenges to state finances, successfully addressed. To allow time to resolve certain budget differences, an interim appropriations act was enacted effective July 1, 1991; it included GRF debt service and lease rental appropriations for the entire biennium, while continuing most other appropriations for a month. Pursuant to the general appropriations act for the entire biennium passed on July 11, 1991, $200 million was transferred from the BSF to the GRF in FY 1992.

    Based on updated results and forecasts in the course of that FY. both in light of a continuing uncertain nationwide economic situation, there was projected and then timely addressed, an FY 1992 imbalance in GRF resources and expenditures. In response, the Governor ordered most State agencies to reduce GRF spending in the last six months of FY 1992 by a total of approximately $184 million; the $100.4 million BSF balance, and additional amounts from certain other funds, were transferred late in the FY to the GRF; and adjustments were made in the timing of certain tax payments.

    A significant GRF shortfall (approximately $520 million) was then projected for FY 1993. It was addressed by appropriate legislative and administrative actions, including the Governor's ordering $300 million in selected GRF spending reductions and subsequent executive and legislative action (a combination of tax revisions and additional spending reductions). The June 30, 1993 ending GRF fund balance was approximately $111 million, of which, as a first step to BSF replenishment, $21 million was deposited in the BSF.

    None of the spending reductions were applied to appropriations needed for debt service or lease rentals relating to any State obligations.

    The 1994-95 biennium presented a more affirmative financial picture. Based on June 30, 1994 balances, an additional $260 million was deposited in the BSF. The biennium ended June 30, 1995 with a GRF ending fund balance of $928 million, of which $535.2 million has been transferred into the BSF (which had a January 4, 1996 balance of over $828 million).

    The GRF Appropriations Act for the current 1995-96 biennium was passed on June 28, 1995 and signed (after selective vetoes) by the Governor. All necessary GRF appropriations for State debt service and lease rental payments then projected for the biennium were included in that act. In accordance with the appropriations act, the significant June 30, 1995 GRF fund Balance, after leaving in the GRF an unreserved and undesignated balance of $70 million, has been transferred to the BSF and other Funds including school assistance funds and, in anticipation of possible federal program changes, a human services stabilization fund.

    Debt. The State's incurrence or assumption of debt without a vote of the people is, with limited exceptions, prohibited by current State constitutional provisions. The State may incur debt, limited in amount to $750,000, to cover casual deficits or failures in revenues or to meet expenses not otherwise provided for. The Constitution expressly precludes the State from assuming the debts of any local government or corporation. (An exception is made in both cases for any debt incurred to repel invasion, suppress insurrection or defend the State in war.)

    By 14 constitutional amendments, the last adopted in 1995, Ohio voters have authorized the incurrence of State debt and the pledge of taxes or excises to its payment. At January 4, 1996, $898 million (excluding certain highway bonds payable primarily from highway use charges) of this debt was outstanding or awaiting delivery. The only such State debt at that date still authorized to be incurred were portions of the highway bonds, and the following: (a) up to $100 million of obligations for coal research and development may be outstanding at any one time ($45.3 million outstanding); (b) $240 million of obligations previously authorized for local infrastructure improvements, no more than $120 million of which may be issued in any calendar year ($685.4 million outstanding or awaiting delivery); and (c) up to $200 million in general obligation bonds for parks, recreation and natural resources purposes which may be outstanding at any one time (47.2 million and outstanding, with no more than $50 million to be issued in any one year.

    The electors approved in November 1995 a constitutional amendment that extends the local infrastructure bond program (authorizing an additional $1.2 billion of State full faith and credit obligations to be issued over 10 years for the purpose), and authorized additional highway bonds (expected to be payable primarily from highway use receipts). The latter supersedes the prior $500 million highway obligation authorization, and authorizes not more than $1.2 billion to be outstanding at any time and not more than $220 million to be issued in a fiscal year.

    Common resolutions are pending in both houses of the General Assembly that would submit a constitutional amendment relating to certain other aspects of State debt. The proposal would authorize, among other things, the issuance of State general obligation debt for a variety of purposes, with debt service on all State general obligation debt and GRF-supported obligations not to exceed 5% of the preceding fiscal year's GRF expenditures.

    The Constitution also authorizes the issuance of State obligations for certain purposes, the owners of which do not have the right to have excises or taxes levied to pay debt service. Those special obligations include obligations issued by the Ohio Public Facilities Commission and the Ohio Building Authority, and certain obligations issued by the State Treasurer, $4.5 billion of which was outstanding at January 4, 1996.


    A 1990 constitutional amendment authorizes greater State and political subdivision participation (including financing) in the provision of housing. The General Assembly may for that purpose authorize the issuance of State obligations secured by a pledge of all or such portion as it authorizes of State revenues or receipts (but not by a pledge of the State's full faith and credit).

    A 1994 constitutional amendment pledges the full faith and credit and taxing power of the State to meeting certain guarantees under the State's tuition credit program which provides for purchase of tuition credits, for the benefit of State residents, guaranteed to cover a specified amount when applied to the cost of higher education tuition. (A 1965 constitutional provision that authorized student loan guarantees payable from available State moneys has never been implemented, apart from a "guarantee fund" approach funded essentially from program revenues).


    The House has adopted a resolution that would submit to the electors a constitutional amendment prohibiting the General Assembly from imposing a new tax or increasing an existing tax unless approved by a three-fifths vote of each house or by a majority vote of the electors. It cannot be predicted whether required Senate concurrence to submission will be received.

    State and local agencies issue obligations that are payable from revenues from or relating to certain facilities (but not from taxes). By judicial interpretation, these obligations are not "debt" within constitutional provisions. In general, payment obligations under lease-purchase agreements of Ohio public agencies (in which certificates of participation may be issued) are limited in duration to the agency's fiscal period, and are renewable only upon appropriations being made available for the subsequent fiscal period.


    Debt Rating. The outstanding uninsured State tax supported bonds are currently rated "Aa" by Moody's, and "AAA" (highway obligations) and "AA" by S&P, and the outstanding State bonds issued by the Ohio Public Facilities Commission and Ohio Building Authority are rated "A1" by Moody's and "A+" by S&P.

    Schools and Municipalities. Local school districts in Ohio receive a major portion (state-wide aggregate in the range of 44% in recent years) of their operating moneys from State subsidies, but are dependent on local property taxes, and in 117 districts from voter-authorized income taxes, for significant portions of their budgets. Litigation, similar to that in other states, is pending questioning the constitutionality of Ohio's system of school funding. The trial court concluded that aspects of the system (including basic operating assistance) are unconstitutional, and ordered the State to provide for and fund a system complying with the Ohio Constitution. The State appealed and a court of appeals reversed the trial court's findings for plaintiff districts. The plaintiff coalition has filed an appeal of the court of appeals' decision to the Ohio Supreme Court. A small number of the State's 612 local school districts have in any year required special assistance to avoid year-end deficits. A current program provides for school district cash need borrowing directly from commercial lenders, with diversion of State subsidy distributions to repayment if needed. Recent borrowings under this program totaled $94.5 million for 27 districts (including $75 million for one) in FY 1993, and $41.1 million for 28 districts in FY 1994, and $71.1 million for 29 districts in FY 1995.


    Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes for their operations. With other subdivisions, they also receive local government support and property tax relief moneys distributed by the State. For those few municipalities that on occasion have faced significant financial problems, there are statutory procedures for a joint State/local commission to monitor the municipality's fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. Since inception in 1979, these procedures have been applied to 23 cities and villages; for 19 of them the fiscal situation was resolved and the procedures terminated.

    Property Taxes. At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and other local taxing districts. The Constitution has since 1934 limited to 1% of true value in money the amount of the aggregate levy (including a levy for unvoted general obligations) of property taxes by all overlapping subdivisions, without a vote of the electors or a municipal charter provision, and statutes limit the amount of that aggregate levy to 10 mills per $1 of assessed valuation (commonly referred to as the "ten-mill limitation"). Voted general obligations of subdivisions are payable from property taxes that are unlimited as to amount or rate.

    Litigation. According to recent State official statements, the State is a party to various legal proceedings seeking damages or injunctive or other relief and generally incidental to its operations. The ultimate disposition of those proceedings is not determinable.

Special Factors Effecting the Oregon Tax-Exempt Series


    The following information is a summary of special factors affecting the Oregon Tax-Exempt Series. It does not purport to be a complete description and is based in part on (i) the 1994 Annual Report of the Oregon State Treasurer,
(ii) the December 1995 Oregon Economic and Revenue Forecast prepared by the Oregon Department of Administrative Services, and (iii) a December 7, 1995 Official Statement prepared by the Oregon State Treasury for the issue of two State of Oregon General Obligation bonds.

                               ECONOMIC FORECAST

Short-Term Outlook
    It is expected that 1996 is to be another good year for the Oregon economy, but the dwindling supply of skilled labor should limit job growth. The high technology manufacturing sector is expected to remain the driving force behind the state's economic growth. The service-producing sectors should continue to provide the bulk of new jobs. Construction is expected to slow considerably after three very strong years. Overall, Oregon's total and per capita income, wages, and jobs are projected to grow faster than the U.S. as a whole.

    Personal income in Oregon is expected to increase 5.9 percent in 1996, down from an estimated 7.6 percent in 1995 (the highest rate of the decade). More importantly, Oregon's real personal income (income adjusted for inflation) is expected to increase a relatively healthy 3.5 percent. Per capita income in Oregon is projected to rise 3.9 percent, pushing the state up to 94 percent of the U.S. average. Oregon's per capita income has not been higher relative to the national average since 1981. Oregon wage rates are also expected to grow faster, reaching 90.9 percent of the national average in 1996, the highest ratio since 1984. Manufacturing wage rates boosted by the expanding high technology sector and competition among employers for a shrinking pool of labor are expected to rise 4.2 percent while wages in the private service-producing sectors increase
3.6 percent on average.

    Job growth is expected to slow to 3.0 percent in 1996 after exceeding 4 percent in both 1994 and 1995. Job growth is expected to slow further to 2.7 percent in 1997. A growing shortage of workers makes slower employment growth almost inevitable. Net in-migration is expected to provide some additional skilled workers, but movement to Oregon is likely to be limited by higher home prices and economic recovery in California.

    The high technology manufacturing grouping, which consists of nonelectrical machinery, electronics, and scientific instruments, is expected to add another 4,100 jobs in 1996, down only slightly from the estimated 5,700 in 1995. The electronics industry is forecast to grow 12.2 percent with the bulk of the increase occurring in the semiconductors segment of the industry.

    The nonhealth service sector is expected to account for 17,500 net new jobs in 1996, a growth rate of 6.4 percent. This sector is expected to account for 20 percent of all wage and salary jobs in the state in 1996. Large gains are anticipated in business services (including temporary help), amusement services, and engineering services.

    The most significant slowing is expected to occur in construction. After three years of boom conditions, construction employment reached an estimated 4.9 percent of wage and salary employment in 1995. This ratio is 4.4 percent for the U.S. as a whole. A leveling off of net in-migration and investment spending should begin to move Oregon toward the national average in 1996 and 1997. Construction job growth is expected to slow to 5.2 percent in 1996 and 1.3 percent in 1997.
Housing starts are projected to total 23,500 in 1996 down from 23,900 in 1995.

Income Components

    Wage and salary  income is expected  to grow 6.4 percent in 1996,  down from
8.1 percent in 1995. The 1995 estimated growth rate would be the highest of the decade. Other labor income which reflects benefit growth is expected to increase
7.7 percent in 1996, down from 10.2 percent in 1995.

    Nonfarm proprietor income is forecast to grow 3.8 percent in 1996, in line with the estimated 1995 growth rate but well below the 10.0 percent averaged over the 1992-94 period. Dividend, interest, and rent income is projected to rise 4.7 percent with transfer payments increasing 5.1 percent. Farm proprietor income is expected to rise 21.6 percent in 1996 after declines in both 1994 and 1995.

Goods-Producing Sectors

    Manufacturing employment is expected to increase 0.9 percent in 1996, down from an estimated 2.8 percent in 1995. Durable goods manufacturers are also expected to increase employment a modest 0.9 percent while nondurable manufacturers expand payrolls 0.9 percent. Mining employment is forecast to increase 2.1 percent in the coming year.

    Jobs in the lumber and wood products industry are expected to fall further in 1996. The decline is estimated at 6.0 percent. Although this would represent the largest loss since 1991, further major job reductions are not anticipated through the remainder of the decade. The timber harvest is projected to total
3.9 billion board feet, down slightly from the 1995 estimate. The 1996 timber harvest is expected to be the lowest of the decade with a modest rebound anticipated in the late 1990's.

Service-Producing Sectors

    Job growth is forecast to slow modestly in retail and wholesale trade. Both sectors have enjoyed strong growth in 1995, with employment rising 3.5 percent in the former and 5.1 percent in the latter. Total trade employment is expected to grow 2.9 percent in 1996 compared to 2.1 percent for the nation as a whole. Wholesale trade is forecast to rise 3.4 percent as the overall economy slows. Fierce competition and a modest slowdown in income growth are the key reasons for an expected drop in retail trade growth to 2.8 percent. Although the rate of



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



increase is likely to slow, retail trade is still expected to account for 7,400 net additional new jobs in 1996.

    Consolidation in the banking industry is expected to limit financial service employment growth to 2.3 percent. Transportation services are forecast to rise
1.8 percent while communication and utility employment inches up 1.9 percent.

    Oregon's government sector is expected to continue shrinking relative to the private sector. Overall government jobs are expected to grow 1.3 percent in 1996. Budget cuts are expected to reduce federal jobs by 3.2 percent next year. State government jobs are expected to inch up 0.5 percent while local governments expand payrolls 2.7 percent in 1996.

Short-Term Outlook Risks

    Idaho's recent experience is indicative of the risks associated with a construction boom. A year ago, Idaho's construction jobs had grown 17 percent from the previous year, the fourth fastest growth rate among the states at that time. The latest state comparison data through August shows Idaho's construction sector with a loss of 3.0 percent over the past 12 months. Idaho's construction job growth performance fell from No. 4 a year ago to No. 46 in the current rankings. Since Oregon's construction sector has grown at an unsustainably rapid pace over the past three years, it will inevitably slow. However, the slowdown could turn into an outright contraction very quickly if builders' expectations get ahead of actual demand. The Idaho experience shows how quickly this can happen.

    Another risk to the state is a sharper dropoff in the rate of in-migration. This would initially have the effect of raising wage rates but would eventually slow job growth and overall economic activity more than anticipated in the baseline forecast.

Extended Outlook

    Oregon's income, population, and employment growth are all expected to exceed the national average for the six-year period between 1995 and 2001. Population is expected to grow considerably faster than the national average, reaching 3,457,000 by the year 2001. On a per capita basis, Oregon's personal income is forecast to move slowly toward the national mean. The state's per capita income is projected to be 95.2 percent of the U.S. average by 2001, up from 94.5 percent in 1995. Average wages in Oregon are projected to rise from
90.7 percent of the national average in 1995 to 92.3 percent in 2001.

                Comparison of Oregon and U.S. Long-Term Forecasts
                        (Percentage Change 1995 to 2001)

                                            Oregon                    U.S.
                                            ------                    ----

         Personal Income                     40.9                     33.5

         Population                          10.4                      5.4

         Per Capita
         Personal Income                     27.7                     26.7

         Employment                          15.3                     10.3

    The U.S. Department of Commerce recently released long-term projections on a state-by-state basis. Although these projections are not entirely consistent with the December Oregon Economic and Revenue Forecast, they offer some useful insights. First, Gross State Product (GSP) is forecast, a measure not incorporated in the state forecast. Second, the time horizon extends out through 2005 rather than the 2001 endpoint used in the current forecast. Finally, the Commerce Department's long-term forecasts provide a comparison among the states.

    Oregon's GSP (adjusted for inflation), a measure comparable to GDP, is projected to grow at an annual average of rate 2.5 percent, down from the 3.2 percent growth averaged over the 1983 to 1992 period. However, the gap between Oregon's growth and the U.S. average is expected to remain the same at +0.3 percent per year.



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



    The Mountain states (along with Florida and Georgia) are expected to record the highest growth rates. Nevada (which is included in the Far West region) is expected to grow the fastest at 3.6 percent per year with Utah close behind at
3.5 percent. Idaho and Colorado are each projected to grow at a 2.9 percent rate.

    Oregon's growth rate is above the U.S. average but not in the top tier. There are several factors likely to keep Oregon out of the highest growth grouping. First, California's growth rate is projected to be 2.3 percent per year over the period, slightly above the U.S. average. This will keep more Californians from migrating to Oregon than was the case in the early 1990's. Secondly, Oregon's rapidly escalating home prices are likely to deter growth to some extent by raising the cost-of-living in the state.

    Despite these factors keeping Oregon out of the top growth states, the long-term fundamentals for the state are sound. A positive industry mix, a skilled labor force, high quality of life, proximity to large markets, and generally moderate costs should keep Oregon's growth rate above the national average well into the next decade.


                        PROPERTY TAX LIMITATION MEASURE

    On November 6, 1990, voters of the State approved Ballot Measure 5 which became an amendment to the Oregon Constitution (Article XI, Section 11b) (the "1990 Amendment"). This 1990 Amendment limits the amount of property taxes which may be imposed on individual parcels of property. The 1990 Amendment did not repeal existing constitutional or statutory restrictions on property taxes.


    The 1990 Amendment (i) required the Legislative Assembly over a five-year period to replace from the State's General Fund the tax revenues lost by school districts as a result of enactment of the 1990 Amendment, and (ii) restricted the ability of Oregon local governments to raise revenues through the imposition of property tax increases.

    The 1995 Legislative Assembly passed a balanced budget for the 1995-97 biennium as required by the Oregon Constitution. The budget fully takes into account the final and full implementation of the 1990 Amendment. On June 30, 1996, the five-year period ends in which the State must replace the tax revenues lost by school districts as a result of the enactment of the 1990 Amendment.

    It is important to note that the 1990 Amendment provides for certain exemptions to its limitations. Taxes imposed to pay principal and interest on bonded indebtedness authorized by the Oregon Constitution are not limited by the 1990 Amendment. Thus, the 1990 Amendment will have no effect on the State's ability to levy property taxes to pay debt service on general obligation bonds.

                                   LITIGATION

    The following summary of litigation relates to matters as to which the State of Oregon is a party and as to which the State of Oregon has indicated that the individual claims against the State exceed $10 million. Other litigation may exist with respect to individual municipal issuers as to which the State of Oregon is not a party, but which, if decided adversely, could have a materially adverse effect on the financial condition of the individual municipal issuer.

Liberty Mutual Insurance Co. v. State of Oregon

    In 1993, several out-of-State insurance companies filed an action challenging Oregon's gross premium tax on out-of-State insurers. The plaintiffs alleged that the tax violated the Equal Protection Clause of the Fourteenth Amendment to the United States Constitution because the tax treats domestic and "foreign" insurers differently. The plaintiffs sought (i) a declaration that the Oregon gross premium tax law was unconstitutional, (ii) refunds of all premium taxes paid from 1982 to date, and (iii) the recovery of attorney fees. Two other related cases have been filed since 1993, Pacific Mutual Health and Life Insurance Co. v. DCBS and DCBS v. Stewart Title Guaranty Corp. If claims were brought by all affected foreign insurers, the possible refund liability exposure would probably exceed $30 million. In hearings before the 1993 Oregon Legislative Assembly concerning the gross premium tax laws, the estimates of the State's potential refund liability in such a case ranged from $27.4 million to $174.6 million.

    However, the 1995 Oregon Legislative Assembly passed HB 2855 which equalizes the taxation of foreign and domestic insurers by eliminating the premium tax on foreign insurers and requiring both foreign and domestic insurers to pay a corporate excise tax. Liberty Mutual has dismissed its case due to the passage of HB 2855, and several of the other plaintiffs have indicated that they will dismiss their claims against the State. Stewart Title has refused to drop its counter-claim on the equal protection issue. If the Stewart Title case proceeds



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



to trial on the equal protection issue, and Stewart prevails, it could open the door to recovery by other insurers who are not a party to the present action and who have not allowed the case to be dismissed against them with prejudice. In that event, the potential refund liability of the State could amount to several million dollars per year for each year that must be refunded. The State has amended its complaint to seek only retaliatory tax liability rather than past premium taxes. However, Stewart Title did not drop its equal protection claim in its answer to the Amended Complaint.

Alsea Veneer, Inc., et al v. State of Oregon, et al;
ABC Roofing Co., Inc., et al v. State of Oregon, et al.

    Two companion class actions were filed in September 1988 by Workers' Compensation policyholders insured by the State Accident Insurance Fund Corporation ("SAIF"). The plaintiffs sought damages based on the Oregon Legislative Assembly's 1983 transfer of $81 million in surplus reserves from the Industrial Accident Fund to the State general fund under Oregon Laws 1982 (Special Session 3), chapter 2. Because both cases were brought on behalf of the same class of employer-policyholders, the combined maximum claims in both cases could not exceed $81 million, plus interest and attorney fees.

    On November 19, 1993, the Oregon Supreme Court issued an opinion ruling against the State and holding that the State must return to the Industrial Accident Fund the $81 million that the legislature transferred to the general fund. The supreme court remanded the case to the trial court to fashion a decree based on evidence of what SAIF would have done with the money if the money had been available to SAIF.

    On remand, the trial court ordered the State to return the $81 million to SAIF, with interest at the rate Industrial Accident Fund investments have earned since July 1, 1982. Although the exact percentage rate has not yet been determined, initial estimates indicate that the amount of principal and interest owing under the court's ruling will be approximately $280 million.

    In its 1995 session, the Legislative Assembly appropriated $60 million to the Industrial Accident Fund. To date, the State has repaid $65 million of the $81 million principal amount. The State has not yet paid any of the interest obligation.

Taxation of State Retiree Pension Benefits

    Class action certification has been granted in an action filed against the State and other public entities regarding the taxation of Oregon public employee retirement benefits. The plaintiff class consists of Public Employees' Retirement System (PERS) members who have separated from service with their PERS employer. The defendant class is composed of all employers participating in PERS. The plaintiffs seek enforcement of the Oregon Supreme Court's decision in Hughes v. State. In Hughes, the court ruled that a statutory amendment repealing a tax exemption for retirement benefits violated the constitutional provision against impairment of contract for benefits received from work performed prior to the date of the amendment. The court left it up to the Oregon Legislative Assembly to fashion a remedy. The legislature failed to provide a remedy in its 1993 session. Plaintiffs seek to require public employers to pay breach of contract damages or increase benefits due to taxation of previously untaxed pensions.

    The 1995 legislature passed HB 3349 which provides a remedy to the PERS beneficiaries. The bill increases the benefits paid to PERS members as compensation for damages resulting from the taxation of the PERS benefits and prohibits any class action suit for damages based upon such taxation. The claims of the PERS beneficiaries are effectively rendered moot by the legislation. The fiscal impact statement submitted with HB 3349 indicated that state agencies will be obligated to pay approximately $27 million in the 1995-97 biennium and approximately $36 million in the 1997-99 biennium in increased employer contributions to fund the benefits increase. Of those amounts, only about one-third are paid out of the general fund. There has been one case filed challenging the adequacy of HB 3349 as a remedy. The State also has sought review and clarification of portions of the bill.

    Local governments have asserted defenses based upon breach of contract theories and also seek indemnification from the State for any amounts the local governments must pay toward a remedy. The passage of HB 3349 does not moot the claims of local governments. If the local governments are successful, liability would be imposed directly on the State general fund for the amount of increased benefits that the local governments must pay as a result of HB 3349. The amount of liability imposed on the State as a result of the local governments' claims is uncertain. The fiscal impact statements prepared for HB 3349 indicated that the total increase in contribution that must be paid by local governments, community colleges and school districts is approximately $44 million for the 1995-97 biennium and $72 million for the 1997-99 biennium. The trial court has ruled against the State on the breach of contract issues. However, the State appealed the ruling.

    On November 15, 1995, the circuit court ruled on the State's motions for reconsideration of the court's earlier ruling with respect to the local government claims and on HB 3349. The court upheld its ruling with respect to local governments. The court also found that the effect of HB 3349 was to require local governments to pay breach of contract damages in violation of the court's prior ruling because the local governments would be required to pay increased contribution amounts to fund the remedy provided in HB 3349. Moreover, because the source of funding for the increased benefits payments was an integral part of HB 3349 and could not be severed from the rest of the bill, the court held that HB 3349 was void in its entirety. Therefore, the court enjoined the payment of increased benefits to PERS retirees under HB 3349 that was scheduled to begin in January 1996. The State will appeal the circuit court's ruling.

Taxation of Federal Retiree Pension Benefits

    Several cases have been filed in the Oregon Tax Court and the State Circuit Courts challenging whether a 1991 increase in PERS benefits, to offset State taxation of the PERS benefits, violates a holding by the United States Supreme Court in Davis v. Michigan Dept. of Treasury. The Davis case holds that state statutes may not provide disparate tax treatment of state and federal pension benefits. At this time it is too early to estimate the potential impact of liability under these cases to the State general fund. However, the Oregon Supreme Court upheld a ruling by the Oregon Tax Court in one of the cases, Ragsdale v. Dept. of Revenue, that the increase in PERS benefits did not violate the Davis holding and is constitutional. Plaintiffs have filed a petition for review with the U.S. Supreme Court of the Oregon Supreme Court's decision.

    Suits involving the same plaintiffs and issues have also been filed in the state circuit court and in the tax court on behalf of a group of federal retirees seeking refunds of taxes paid to the State. The case has been stayed in circuit court and is being litigated in the tax court. It is too early to estimate the potential liability of the State in this case. The plaintiffs are also challenging the provisions of HB 3349 on the same theory as their challenge to the 1991 benefits increase.

    An additional case filed in Multnomah County challenges the PERS benefits increase on the same grounds that the court ruled against in the Ragsdale case. It also seeks to find HB 3349 invalid as a diversion of PERS funds.

Challenge to Initiative Measure Savings

    As the result of the passage of Ballot Measure 8 (the Measure) in the 1994 general election (See "NOVEMBER 1994 ELECTION RESULTS" below), the State of Oregon could realize potential savings exceeding one hundred million dollars per year in amounts that would not be required to be contributed to the Public Employees' Retirement System (PERS). Under the Measure, the State would no longer make a contribution (i) to cover increased benefits due to the inclusion of accrued sick leave in the benefit calculation or (ii) to "pick up" employees' mandatory six percent contribution to the retirement system. The Measure also prohibits PERS from providing any guaranteed rate of return on pension funds.

    A number of cases have been brought challenging the validity of the Measure. The cases challenge the Measure's prohibitions on the use of sick leave, the employer "pick up" and the guaranteed rate of return. One case challenges the Measure in its total as an improper revision to the constitution, rather than an amendment, and as a violation of the federal constitution's guaranty to the states of a representative form of government. The circuit courts have ruled against the state in each of these cases, except one for which arguments have not yet been heard. The Oregon Legislative Assembly enacted legislation that became effective June 5, 1995, allowing the direct appeal of cases involving the Measure from the circuit court level to the Oregon Supreme Court. The State has appealed the rulings of the circuit courts to the Oregon Supreme Court.

    If the plaintiffs in these cases are successful, the potential savings to the State as a result of the Measure will not be realized. However, as a result of the circuit courts' decisions, the governor has declared that the State will continue to make the employer "pick up" until a ruling has been issued on appeal.

Challenge to Oregon Health
Matthews v. Thorne

    A class action suit has been filed in federal court seeking to add certain Medicare beneficiaries, consisting of disabled and elderly persons, to the groups of persons covered by the Oregon Health Plan (the "Plan"). Under the Plan certain groups of low income persons are provided specified medical services, as well as dental care, eye care and prescription benefits. The plaintiff class is eligible for medical care under the federal Medicare program, but not for the additional services offered by the Oregon Health Plan. If plaintiffs are successful, early estimates indicate that it would cost an additional $30 million per biennium to operate the Plan. The state general fund would be obligated to pay 38% of the $30 million and the federal government would pay the balance. However, it is possible that if the cost of operating the Plan increased by such an amount the legislature would discontinue the Plan entirely.

    The State filed a motion to dismiss and for summary judgment. The court granted the State's motion.

                         NOVEMBER 1994 ELECTION RESULTS

    Five Ballot Measures with a potential impact on the finances of the state were voted on at the November 8, 1994 general election. Two out of these five measures were approved by a majority of the voters in the election.

Ballot Measure 8: Public Employee Contributions to Pension Fund

    Measure 8 (See "LITIGATION" above) requires public employees to pay six percent of their salaries toward their pensions. Beginning January 1, 1995, it bars government employers from contracting to relieve employees of "contribution duty" or increase of salary or benefits as offsets of the contribution duty. It further bars government contracts to guarantee an interest rate on public pension funds. Finally, it prohibits increasing pension benefits as a result of unused sick leave.

    The Legislative Fiscal Office of the State currently estimates that Measure 8 will reduce the State's direct employment costs by approximately $94.5 million per year. Of that amount, approximately $34.2 million is saved by the State General Fund. Additional potential savings of $24.3 million per year ($8.8 million General Fund) may result from the provision removing accumulated sick leave from the final average salary computation, which provision is currently the subject of litigation.

    The State cannot accurately predict the long term financial effect of Measure 8 on the State as it is currently the subject of multiple lawsuits.

Ballot Measure 11: Mandatory Sentences for Certain Felonies

    Measure 11 adopts mandatory minimum prison sentences for certain listed felonies. A court may impose a longer sentence if allowed by law. The Measure bars early release, leave, or a reduced sentence for any reason. All persons 15 years of age and older when charged with these crimes are required to be tried as adults. It applies to crimes committed on or after April 1, 1995.

    Information presented to voters prior to the election indicated that Measure 11 would require an estimated 6,085 new prison beds by the year 2001, and call for State correction facility construction costs of approximately $462 million in the next five years. No new estimates of costs are available. The 1995 Legislative Assembly will consider and decide from several proposals the appropriate means for implementing and financing of costs associated with the voter approved statue. Pre-election data also estimated increases in State expenditures for correction operations, beginning with an increase of $3.2 million in 1995-1996, with accelerating costs that should peak at an annual increase of up to $101 million by 1998. Because these demands will be made on the State General Fund, they will reduce amounts that otherwise would be available in the future for the Oregon Legislative Assembly to appropriate for other purposes.

                    LEVEL OF GENERAL OBLIGATION INDEBTEDNESS

    As of December 31, 1994, approximately $4.41 billion in general obligation debt of the state of Oregon was outstanding, including $3.48 billion of Veteran's Welfare Bonds, a mortgage bond program.

                   VALUE OF REVENUE BONDS AFFECTED BY ECONOMY

    Although revenue obligations of Oregon or its political subdivisions may be payable from a specific project or source, including lease rentals, there can be no assurance that economic difficulties, with the resulting effect on state and local governmental finances, will not adversely affect the market value of municipal obligations held in the portfolio of the Trust or the ability of the respective obligors to make required payments on such obligations.

                              SMALL ACTIVE MARKET

    There is a relatively small active market for municipal bonds of Oregon issuers other than the general obligation bonds of the state itself, and the market price of such bonds may, therefore, be volatile. If the Trust were forced to sell a large volume of these bonds for any reason, such as redemptions of a large number of its shares, the large sale itself might adversely affect the value of the Series' portfolio.

Special Factors Affecting the South Carolina Tax-Exempt Series

    The State of South Carolina has the power to issue general obligation bonds based on the full faith and credit of the State. Political subdivisions are also empowered to issue general obligation bonds, which are backed only by the full faith and credit of that political subdivision, and not by the resources of the State of South Carolina or any other political subdivision. Political subdivisions are empowered to levy ad valorem property taxes on real property and certain personal property to raise funds for the payment of general obligation bonds. General obligation debt may be incurred only for a public
purpose  which  is  also  a  corporate  purpose  of  the  applicable   political
subdivision.

    Under Article X of the Constitution of the State of South Carolina, the State may issue general obligation debt without either a referendum or a supermajority of the General Assembly, within limits defined by reference to anticipated sources of revenue for bonds issued for particular purposes. A referendum or supermajority of the General Assembly may authorize additional general obligation debt. Article X further requires the levy and collection of an ad valorem tax if debt service payments on general obligation debt are not made. Under Article X of the Constitution of the State of South Carolina, political subdivisions are empowered to issue aggregate general obligation indebtedness up to 8% of the assessed value of taxable property within the political subdivision (exclusive of debt incurred before the effective date of
Article X with respect to such subdivisions) without a referendum. A referendum may authorize additional general obligation debt. The ordinance or resolution authorizing bonded debt of a political subdivision also directs the levy and collection of ad valorem taxes to pay the debt. In addition, Article X of the South Carolina Constitution provides for withholding by the State Treasurer of any state appropriations to a political subdivision which has failed to make punctual payment of general obligation bonds. Such withheld appropriations, to the extent available, may be applied to the bonded debt. Political subdivisions are not generally authorized to assess income taxes, or to pledge any form of tax other than ad valorem property taxes, for the payment of general obligation bonds. Certain political subdivisions have been authorized to impose a limited-duration 1% sales tax to defray the debt service on general obligation bonds.

    Industrial development bonds and other forms of revenue bonds issued by the State or a political subdivision are not secured by the full faith and credit of the State or the issuing entity. Such bonds are payable only from revenues derived from a specific facility or revenue source.


    The State of South Carolina has not defaulted on its bonded debt since 1879. The State did, however, experience certain budgeting difficulties over several recent fiscal years through June 30, 1993, resulting in mid-year cutbacks in funding of state agencies in those years. The State had budget surpluses at fiscal year end June 30, 1994 and June 30, 1995. Such difficulties have not to date impacted on the State's ability to pay its indebtedness but have resulted in S&P lowering its rating on South Carolina general obligation bonds from AAA to AA+ on January 29, 1993. South Carolina's general obligation bonds are rated Aaa by Moody's. Such ratings apply only to the general obligation bonded indebtedness of the State, and do not apply to bonds issued by political subdivisions or to revenue bonds not backed by the full faith and credit of the State.


                                   APPENDIX C

                 HISTORY OF J. & W. SELIGMAN & CO. INCORPORATED

         Seligman's beginnings date back to 1837, when Joseph Seligman, the oldest of eight brothers, arrived in the United States from Germany. He earned his living as a pack peddler in Pennsylvania, and began sending for his brothers. The Seligmans became successful merchants, establishing businesses in the South and East.

         Backed by nearly thirty years of business success - culminating in the sale of government securities to help finance the Civil War - Joseph Seligman, with his brothers, established the international banking and investment firm of
J. & W. Seligman & Co. In the years that followed, the Seligman Complex played a major role in the geographical expansion and industrial development of the United States.

The Seligman Complex:

 ...Prior to 1900

o    Helps finance America's fledgling railroads through underwritings.
o Is admitted to the New York Stock Exchange in 1869. Seligman remained a member of the NYSE until 1993, when the evolution of its business made it unnecessary.
o Becomes a prominent underwriter of corporate securities, including New York Mutual Gas Light Company, later part of Consolidated Edison.
o Provides financial assistance to Mary Todd Lincoln and urges the Senate to award her a pension.
o    Is appointed U.S. Navy fiscal agent by President Grant.
o Becomes a leader in raising capital for America's industrial and urban development.

 ...1900-1910

o    Helps Congress finance the building of the Panama Canal.

 ...1910s

o Participates in raising billions for Great Britain, France and Italy, helping to finance World War I.

 ...1920s

o Participates in hundreds of successful underwritings including those for some of the Country's largest companies: Briggs Manufacturing, Dodge Brothers, General Motors, Minneapolis-Honeywell Regulatory Company, Maytag Company, United Artists Theater Circuit and Victor Talking Machine Company.
o Forms Tri-Continental Corporation in 1929, today the nation's largest, diversified closed-end equity investment company, with over $2 billion in assets and one of its oldest.

 ...1930s

o Assumes management of Broad Street Investing Co. Inc., its first mutual fund, today known as Seligman Common Stock Fund, Inc.
o    Establishes Investment Advisory Service.

 ...1940s

o    Helps shape the Investment Company Act of 1940.
o    Leads in the  purchase  and  subsequent  sale to the public of Newport News
     Shipbuilding and Dry Dock Company, a prototype transaction for the investment banking industry.
o Assumes management of National Investors Corporation, today Seligman Growth Fund, Inc.
o    Establishes Whitehall Fund, Inc., today Seligman Income Fund, Inc.

 ...1950-1989

o Develops new open-end investment companies. Today, manages more than 40 mutual fund portfolios.
o Helps pioneer state-specific, tax-exempt municipal bond funds, today managing a national and 18 state-specific tax-exempt funds.
o Establishes J. & W. Seligman Trust Company and J. & W. Seligman Valuations Corporation.
o Establishes Seligman Portfolios, Inc., an investment vehicle offered through variable annuity products.

 ...1990s

o    Introduces  Seligman  Select  Municipal  Fund,  Inc. and  Seligman  Quality
     Municipal Fund, Inc. two closed-end funds that invest in high quality municipal bonds.
o In 1991 establishes a joint venture with Henderson Administration Group plc, of London, known as Seligman Henderson Co., to offer global investment products.
o    Introduces  Seligman  Frontier Fund,  Inc., a small  capitalization  mutual fund.
o Launches Seligman Henderson Global Fund Series, Inc., which today offers four separate series: Seligman Henderson International Fund, Seligman Henderson Global Smaller Companies Fund, Seligman Henderson Global Technology Fund and Seligman Henderson Global Growth Opportunities Fund.

================================================================================
Seligman
Tax-Exempt
Fund
Series, Inc.

--------------------------------------------------------------------------------

12th Annual Report

September 30, 1995




================================================================================
JWS
[LOGO]

================================================================================
To the Shareholders
--------------------------------------------------------------------------------

We are pleased to update you on the National and 12 state-specific portfolios of Seligman Tax-Exempt Fund Series for the fiscal year ended September 30, 1995.

     Your Series' total net assets stood at $1,226,464,083 at September 30, compared to $1,255,408,829 a year ago. Dividends and gains paid to shareholders during the 12 months totaled $76,002,127.

     The past 12 months have been a particularly turbulent period for fixed-income markets. During the fourth quarter of 1994, a strengthening economy continued to fuel fears of an acceleration in the inflation rate. By mid-November, municipal bond yields had climbed to their highest levels since 1991. Investors, until now conspicuous by their absence, were attracted by higher yields and cautiously began buying. The municipal market, however, was still trying to absorb an oversupply of inventory as well as attempting to overcome the aftershocks of the Orange County, California, debacle and thus improved at a slower rate than the U.S. Treasury market. As 1994 came to a close, the bond market recovery was firmly under way. The Federal Reserve Board's (FRB) decision on February 1 to once again raise the federal funds rate helped to sustain the rally by boosting investor confidence in the FRB's ability to contain inflation.

     The U.S. economy finally began to exhibit signs of moderating during the second quarter of 1995, spurring further declines in long-term yields. The FRB, encouraged by economic reports, voted on July 6 to lower the federal funds rate in order to minimize the risk of a recession. While the bond markets initially reacted positively to this news, it wasn't long before the next round of economic reports proved surprisingly robust, prompting speculation that the economy was not as weak as believed. Long-term yields reversed their decline and spiked sharply, dashing hopes of an imminent FRB easing. The municipal market began to improve in late August as signs of economic strength abated. By September 30, long-term yields were essentially unchanged from a year ago.

     For much of the past year, municipal market participants have been focusing on tax reform legislation. Investors, concerned about the impact on the tax-exempt status of municipal securities, have been demanding higher yields as compensation. Currently, long-term municipal bonds, compared with taxable bonds, are the most attractive they have been all year.

     A discussion with your Portfolio Manager about your Series, along with highlights of performance, long-term investment results, portfolio holdings, and financial statements, follows this letter.

     For any additional information about Seligman Tax-Exempt Fund Series, or your investment in its shares, please write or call using the toll-free telephone numbers listed on page 63 of this report.

By order of the Board of Directors,


/s/ William C. Morris
William C. Morris
Chairman


                                  /s/ Brian T. Zino
                                  Brian T. Zino
                                  President


November 3, 1995

================================================================================
Seligman Tax-Exempt Fund Series, Inc.
--------------------------------------------------------------------------------

Highlights September 30, 1995

                                     --------------------------------------------------------------------------------------
                                        National      Colorado     Georgia       Louisiana    Maryland    Massachusetts
---------------------------------------------------------------------------------------------------------------------------
Net assets:
  Class A (in millions)                  $104.2        $54.9        $57.7          $62.0        $56.3        $115.7
  Class D (in millions)                     1.2          0.2          2.1            0.5          0.6           0.9
---------------------------------------------------------------------------------------------------------------------------
Yield:*
  Class A                                   4.73%        4.36%        4.44%          4.39%        4.24%         4.38%
  Class D                                   4.07         3.69         3.76           3.70         3.56          3.70
---------------------------------------------------------------------------------------------------------------------------
Dividends:**
  Class A                                  $0.398       $0.379       $0.395         $0.430       $0.410        $0.425
  Class D                                   0.321        0.302        0.322          0.348        0.330         0.345
---------------------------------------------------------------------------------------------------------------------------
Capital Gain Distributions**               --           --           $0.103         $0.140       $0.133        $0.032
---------------------------------------------------------------------------------------------------------------------------
Net asset value per share:
  Class A                                  $7.58        $7.30        $7.81          $8.14        $7.96         $7.91
  Class D                                   7.57         7.29         7.82           8.14         7.97          7.90
---------------------------------------------------------------------------------------------------------------------------
Maximum offering price per share:
  Class A                                  $7.96        $7.66        $8.20          $8.55        $8.36         $8.30
  Class D                                   7.57         7.29         7.82           8.14         7.97          7.90
---------------------------------------------------------------------------------------------------------------------------
Moody's/S&P Ratings+
Aaa/AAA                                    25%          54%          51%            85%          39%           52%
Aa/AA                                      60           27           25              7           43            15
A/A                                         9           16           18              5           18            26
Baa/BBB                                     4           --            6              2           --             5
Caa/CCC                                    --           --           --             --           --            --
Non-rated                                   2            3           --              1           --             2
---------------------------------------------------------------------------------------------------------------------------
Holdings by Market Sector+
Revenue Bonds                              81%          85%          65%            70%          62%           77%
General Obligation Bonds                   19           15           35             30           38            23
---------------------------------------------------------------------------------------------------------------------------
Weighted Average Maturity (years)          26.2         19.4         21.9           18.7         20.3          18.8
------------------------------------------------------------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------

                                  --------------------------------------------------------------------------------------------------
                                     Michigan      Minnesota     Missouri      New York        Ohio         Oregon    South Carolina
------------------------------------------------------------------------------------------------------------------------------------
Net assets:
  Class A (in millions)                 $151.6        $132.7         $51.2        $84.0        $170.2         $59.5        $112.4
  Class D (in millions)                    1.2           2.2           0.5          0.9           0.7           1.5           1.7
------------------------------------------------------------------------------------------------------------------------------------
Yield:*
  Class A                                  4.36%         3.94%         4.30%        4.70%         4.24%         4.26%         4.43%
  Class D                                  3.68          3.23          3.60         4.05          3.53          3.57          3.75
------------------------------------------------------------------------------------------------------------------------------------
Dividends:**
  Class A                                 $0.458        $0.453        $0.396       $0.420        $0.440        $0.402        $0.414
  Class D                                  0.366         0.379         0.316        0.337         0.355         0.330         0.339
------------------------------------------------------------------------------------------------------------------------------------
Capital Gain Distributions**              $0.043        $0.014        $0.070       $0.170        $0.074        $0.018        $0.014
------------------------------------------------------------------------------------------------------------------------------------
Net asset value per share:
  Class A                                 $8.54         $7.82         $7.70        $7.86         $8.11         $7.66         $7.97
  Class D                                  8.54          7.82          7.70         7.87          8.15          7.65          7.97
------------------------------------------------------------------------------------------------------------------------------------
Maximum offering price per share:
  Class A                                 $8.97         $8.21         $8.08        $8.25         $8.51         $8.04         $8.37
  Class D                                  8.54          7.82          7.70         7.87          8.15          7.65          7.97
------------------------------------------------------------------------------------------------------------------------------------
Moody's/S&P Ratings+
Aaa/AAA                                   52%           45%           43%          52%           65%           33%           66%
Aa/AA                                     20            19            41           11            14            22            14
A/A                                       19            24            16           23            10            27            19
Baa/BBB                                    3            --            --           14             2             9             1
Caa/CCC                                   --             8            --           --            --            --            --
Non-rated                                  6             4            --           --             9             9            --
------------------------------------------------------------------------------------------------------------------------------------
Holdings by Market Sector+
Revenue Bonds                             75%           58%           88%          96%           66%           71%           73%
General Obligation Bonds                  25            42            12            4            34            29            27
------------------------------------------------------------------------------------------------------------------------------------
Weighted Average Maturity (years)         19.2          16.6          18.3         21.7          17.3          16.8          17.5
------------------------------------------------------------------------------------------------------------------------------------


  *Current yield representing the annualized yield for the 30-day period ended
   September 30, 1995.

 **Represents per share amount paid or declared in respect of Class A and Class
   D shares during the year ended September 30, 1995.

  +Percentages based on current market value of long-term holdings.

Note: The yield has been computed in accordance with current SEC regulations and will vary, and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. National Series' income and a small portion of each State Series' income may be subject to applicable state and local taxes. A portion of each Series' income dividends may be subject to the federal alternative minimum tax. Past performance is not indicative of future investment results.




2 & 3

================================================================================
Annual Performance Overview
--------------------------------------------------------------------------------

The following is a biography of your Portfolio Manager, a discussion with him regarding Seligman Tax-Exempt Fund Series, and a chart and table comparing your Series' performance to the performance of the Lehman Brothers Municipal Bond Index.

Your Portfolio Manager

[Photo of Thomas G. Moles]

Thomas G. Moles is a Managing Director of J. & W. Seligman & Co. Incorporated, as well as President and Senior Portfolio Manager of Seligman Select Municipal Fund and Seligman Quality Municipal Fund, and Vice President and Senior Portfolio Manager of the Seligman tax-exempt mutual funds which include 19 separate portfolios. He is responsible for more than $2 billion in tax-exempt securities. Mr. Moles, with more than 25 years of experience, has spearheaded Seligman's tax-exempt efforts since joining the firm in 1983.

Factors Affecting Seligman Tax-Exempt Fund Series

"In general, the investment environment for municipal securities in 1995 was much more advantageous than in 1994. Looking back, interest rates continued to move higher during the fourth quarter of 1994 as negative market sentiment prevailed. The net asset values on long-term municipal bond mutual funds, including your Series, declined as a result. The municipal market was further impacted by the Orange County, California, bankruptcy, which undermined confidence in the market.

"During the first half of 1995, yields on municipal bonds trended lower as the economy exhibited signs of moderating. The municipal market, however, underperformed the U.S. Treasury market due to concerns regarding tax reform. During the third quarter, stronger-than-expected economic reports caused a brief spike in interest rates. By September 30, however, the overall decline in long-term yields over the past 12 months had caused the net asset values of your Series to improve."

Your Manager's Investment Strategy

"For much of the past year, there has been little difference between yields on 20-year and 30-year municipal bonds. We took advantage of the narrow yield spread and shortened maturities where opportunities allowed. By implementing this strategy, the Series was able to maintain yields while lessening volatility.

"As the bond market gradually improved, your Series assumed a less defensive posture. Shorter-term prerefunded positions were reduced and replaced with long-term bonds, as long-term bonds generally realize greater price appreciation than shorter-term bonds in a declining interest rate environment.

"The Series continues to concentrate new purchases in higher-quality municipal bonds. The market has not been offering enough of an additional yield on lower-rated bonds to compensate for their increased risk. In addition, the Series has focused on bonds issued to provide for essential services, such as water and sewer facilities, transportation projects, etc. These bonds generally offer increased security because revenues derived from the projects are often pledged as repayment for the principal and interest on the bonds."

Looking Ahead

"The municipal market faces many challenges in the months to come. With the Federal government shifting more and more responsibilities to individual states, we are concerned about the impact on state budgets. Additionally, the possibility exists that future tax reform legislation may affect the tax-exempt status of municipal securities. At present, however, tax reform is not a consideration in our decision making process. We will continue to stay abreast of the latest developments and adjust our strategy accordingly. Despite the challenges, we remain optimistic about the prospects for the municipal market. We believe a moderating economy and a vigilant Federal Reserve Board should keep inflation in check and prevent a repeat of the dramatic interest rate increases that occurred in 1994."

================================================================================
Performance Comparison Charts and Tables                      September 30, 1995
--------------------------------------------------------------------------------

The following charts compare a $10,000 hypothetical investment made in each Series of Seligman Tax-Exempt Fund Series Class A shares, with and without the maximum initial sales charge of 4.75%, for the 10-year or since inception (where applicable) periods ended September 30, 1995, to a $10,000 hypothetical investment made in the Lehman Brothers Municipal Bond Index (Lehman Index) for the same periods. The performance of each Series of Seligman Tax-Exempt Fund Series Class D shares is not shown in the charts but is included in the table below each chart. It is important to keep in mind that the Lehman Index excludes the effects of any fees or sales charges, and does not reflect state-specific bond market performance.

   Seligman National Tax-Exempt Series

The following plot points are represented by a graph in the printed material.

National             with sales charge   without sales charge       Lehman Index
9/30/85                      $9,528.06           $10,000.00           $10,000.00
12/31/85                    $10,309.09           $10,819.71           $10,807.87
3/31/86                     $11,417.73           $11,983.26           $11,902.14
6/30/86                     $11,407.75           $11,972.79           $11,829.06
9/30/86                     $12,021.68           $12,617.13           $12,464.87
12/31/86                    $12,510.83           $13,130.51           $12,895.64
3/31/87                     $12,951.55           $13,593.07           $13,207.78
6/30/87                     $12,217.47           $12,822.62           $12,849.29
9/30/87                     $11,736.82           $12,318.18           $12,529.90
12/31/87                    $12,332.87           $12,943.73           $13,089.78
3/31/88                     $12,674.69           $13,302.48           $13,539.73
6/30/88                     $13,142.13           $13,793.08           $13,802.22
9/30/88                     $13,665.43           $14,342.30           $14,156.10
12/31/88                    $14,049.70           $14,745.61           $14,420.02
3/31/89                     $14,180.12           $14,882.49           $14,515.52
6/30/89                     $15,028.54           $15,772.94           $15,374.75
9/30/89                     $14,842.77           $15,577.97           $15,385.45
12/31/89                    $15,429.42           $16,193.68           $15,975.78
3/31/90                     $15,326.87           $16,086.05           $16,047.33
6/30/90                     $15,728.36           $16,507.42           $16,422.02
9/30/90                     $15,451.50           $16,216.86           $16,431.64
12/31/90                    $16,327.20           $17,135.93           $17,140.38
3/31/91                     $16,609.38           $17,432.09           $17,527.83
6/30/91                     $16,961.43           $17,801.57           $17,901.99
9/30/91                     $17,651.44           $18,525.76           $18,597.71
12/31/91                    $18,200.45           $19,101.96           $19,221.27
3/31/92                     $18,156.32           $19,055.64           $19,278.39
6/30/92                     $18,880.36           $19,815.55           $20,009.10
9/30/92                     $19,211.86           $20,163.48           $20,541.50
12/31/92                    $19,635.19           $20,607.77           $20,915.25
3/31/93                     $20,629.63           $21,651.46           $21,692.06
6/30/93                     $21,437.93           $22,499.80           $22,401.82
9/30/93                     $22,286.52           $23,390.43           $23,159.00
12/31/93                    $22,403.01           $23,512.70           $23,484.78
3/31/94                     $20,565.58           $21,584.26           $22,195.61
6/30/94                     $20,690.07           $21,714.91           $22,439.94
9/30/94                     $20,542.58           $21,560.12           $22,593.72
12/31/94                    $20,174.36           $21,173.66           $22,270.84
3/31/95                     $21,838.46           $22,920.19           $23,844.34
6/30/95                     $22,397.13           $23,506.54           $24,418.70
9/30/95                     $22,900.58           $24,034.93           $25,120.77


The table below shows the average annual total returns for the one-, five-, and 10-year periods through September 30, 1995, for Seligman National Tax-Exempt Series Class A shares, with and without the maximum initial sales charge of 4.75%, and the Lehman Index. Also included in the table are the average annual total returns for the one-year and since-inception periods through September 30, 1995, for Seligman National Tax-Exempt Series Class D shares, with and without the effect of the 1% contingent deferred sales load ("CDSL") imposed on shares redeemed within one year of purchase, and the Lehman Index.

Average Annual Total Returns

                                                                                                             Since
                                      One       Five       10                                     One       Inception
                                      Year      Years     Years                                   Year       2/1/94
                                      ----      -----     -----                                   ----       ------
Seligman National                                                 Seligman National
Tax-Exempt Series                                                 Tax-Exempt Series
   Class A with Sales Charge          6.16%     7.14%    8.64%       Class D with CDSL            9.17%       n/a
   Class A without Sales Charge      11.48      8.19     9.17        Class D without CDSL        10.17      (0.49)%
Lehman Index                         11.18      8.86     9.65     Lehman Index                   11.18       3.43

See page 17 for footnotes.

================================================================================
Performance Comparison Charts and Tables (continued)
--------------------------------------------------------------------------------

   Seligman Colorado Tax-Exempt Series

The following plot points are represented by a graph in the printed material.

CO TE                with sales charge   without sales charge       Lehman Index
5/1/86                       $9,520.00           $10,000.00           $10,000.00
6/30/86                      $9,053.33            $9,509.80            $9,931.05
9/30/86                      $9,665.20           $10,152.53           $10,464.84
12/31/86                    $10,002.60           $10,506.93           $10,826.49
3/31/87                     $10,217.02           $10,732.16           $11,088.55
6/30/87                      $9,817.82           $10,312.83           $10,787.58
9/30/87                      $9,357.88            $9,829.70           $10,519.43
12/31/87                     $9,939.36           $10,440.50           $10,989.48
3/31/88                     $10,303.52           $10,823.02           $11,367.24
6/30/88                     $10,547.76           $11,079.58           $11,587.61
9/30/88                     $10,872.48           $11,420.67           $11,884.71
12/31/88                    $11,198.27           $11,762.89           $12,106.28
3/31/89                     $11,316.55           $11,887.13           $12,186.46
6/30/89                     $11,951.67           $12,554.29           $12,907.83
9/30/89                     $11,926.56           $12,527.91           $12,916.81
12/31/89                    $12,322.36           $12,943.66           $13,412.41
3/31/90                     $12,248.17           $12,865.73           $13,472.48
6/30/90                     $12,534.43           $13,166.43           $13,787.05
9/30/90                     $12,448.68           $13,076.36           $13,795.13
12/31/90                    $12,944.33           $13,597.00           $14,390.15
3/31/91                     $13,160.16           $13,823.71           $14,715.44
6/30/91                     $13,399.80           $14,075.44           $15,029.56
9/30/91                     $13,836.82           $14,534.49           $15,613.65
12/31/91                    $14,160.68           $14,874.68           $16,137.15
3/31/92                     $14,129.46           $14,841.87           $16,185.11
6/30/92                     $14,597.55           $15,333.57           $16,798.57
9/30/92                     $14,908.07           $15,659.75           $17,245.55
12/31/92                    $15,246.70           $16,015.46           $17,559.33
3/31/93                     $15,752.97           $16,547.25           $18,211.50
6/30/93                     $16,258.36           $17,078.12           $18,807.38
9/30/93                     $16,777.14           $17,623.06           $19,443.06
12/31/93                    $16,941.18           $17,795.37           $19,716.57
3/31/94                     $16,115.38           $16,927.93           $18,634.25
6/30/94                     $16,259.10           $17,078.90           $18,839.38
9/30/94                     $16,287.30           $17,108.52           $18,968.48
12/31/94                    $16,072.58           $16,882.99           $18,697.41
3/31/95                     $17,092.08           $17,953.89           $20,018.44
6/30/95                     $17,386.02           $18,262.66           $20,500.64
9/30/95                     $17,680.87           $18,572.37           $21,090.06


The table below shows the average annual total returns for the one-year, five-year, and since-inception periods through September 30, 1995, for Seligman Colorado Tax-Exempt Series Class A shares, with and without the maximum initial sales charge of 4.75%, and the Lehman Index. Also included in the table are the average annual total returns for the one-year and since-inception periods through September 30, 1995, for Seligman Colorado Tax-Exempt Series Class D shares, with and without the effect of the 1% contingent deferred sales load ("CDSL") imposed on shares redeemed within one year of purchase, and the Lehman Index.

Average Annual Total Returns

                                                         Since                                               Since
                                     One       Five    Inception                                 One       Inception
                                     Year      Years    5/1/86                                   Year       2/1/94
                                     ----      -----    ------                                   ----       ------
Seligman Colorado                                                 Seligman Colorado
Tax-Exempt Series                                                 Tax-Exempt Series
   Class A with Sales Charge          3.45%     6.24%    6.24%       Class D with CDSL            6.26%       n/a
   Class A without Sales Charge       8.56      7.27     6.79        Class D without CDSL         7.26        0.67%
Lehman Index                         11.18      8.86     8.25*    Lehman Index                   11.18        3.43

*From 4/30/86.

See page 17 for footnotes.

================================================================================
                                                              September 30, 1995
--------------------------------------------------------------------------------

   Seligman Georgia Tax-Exempt Series

The following plot points are represented by a graph in the printed material.

GA TE                with sales charge   without sales charge       Lehman Index
6/15/87                      $9,520.00           $10,000.00
6/30/87                      $9,413.33            $9,887.95           $10,000.00
9/30/87                      $8,795.01            $9,238.45            $9,751.43
12/31/87                     $9,408.85            $9,883.25           $10,187.16
3/31/88                      $9,746.26           $10,237.68           $10,537.34
6/30/88                     $10,009.51           $10,514.20           $10,741.62
9/30/88                     $10,334.58           $10,855.65           $11,017.03
12/31/88                    $10,691.63           $11,230.70           $11,222.43
3/31/89                     $10,791.50           $11,335.61           $11,296.75
6/30/89                     $11,430.34           $12,006.66           $11,965.45
9/30/89                     $11,383.14           $11,957.07           $11,973.78
12/31/89                    $11,747.04           $12,339.33           $12,433.20
3/31/90                     $11,747.04           $12,339.33           $12,488.89
6/30/90                     $12,007.71           $12,613.15           $12,780.49
9/30/90                     $11,973.62           $12,577.34           $12,787.97
12/31/90                    $12,570.46           $13,204.28           $13,339.55
3/31/91                     $12,800.49           $13,445.91           $13,641.09
6/30/91                     $13,057.80           $13,716.20           $13,932.28
9/30/91                     $13,565.90           $14,249.93           $14,473.73
12/31/91                    $13,949.88           $14,653.26           $14,959.01
3/31/92                     $13,940.70           $14,643.60           $15,003.46
6/30/92                     $14,508.36           $15,239.88           $15,572.15
9/30/92                     $14,874.38           $15,624.36           $15,986.49
12/31/92                    $15,205.41           $15,972.09           $16,277.36
3/31/93                     $15,646.24           $16,435.13           $16,881.92
6/30/93                     $16,175.66           $16,991.24           $17,434.29
9/30/93                     $16,950.57           $17,805.24           $18,023.56
12/31/93                    $17,061.47           $17,921.74           $18,277.11
3/31/94                     $15,897.11           $16,698.67           $17,273.80
6/30/94                     $15,994.79           $16,801.27           $17,463.96
9/30/94                     $16,015.12           $16,822.62           $17,583.63
12/3/94                     $15,758.18           $16,552.72           $17,332.35
3/30/95                     $16,972.31           $17,828.08           $18,556.93
6/30/95                     $17,482.68           $18,364.18           $19,003.93
9/30/95                     $17,882.41           $18,784.05           $19,550.32


The table below shows the average annual total returns for the one-year, five-year, and since-inception periods through September 30, 1995, for Seligman Georgia Tax-Exempt Series Class A shares, with and without the maximum initial sales charge of 4.75%, and the Lehman Index. Also included in the table are the average annual total returns for the one-year and since-inception periods through September 30, 1995, for Seligman Georgia Tax-Exempt Series Class D shares, with and without the effect of the 1% contingent deferred sales load ("CDSL") imposed on shares redeemed within one year of purchase, and the Lehman Index.

Average Annual Total Returns

                                                         Since                                               Since
                                     One       Five    Inception                                 One       Inception
                                     Year      Years    6/15/87                                  Year       2/1/94
                                     ----      -----    -------                                  ----       ------
Seligman Georgia                                                  Seligman Georgia
Tax-Exempt Series                                                 Tax-Exempt Series
   Class A with Sales Charge          6.40%     7.30%    7.26%       Class D with CDSL            9.58%       n/a
   Class A without Sales Charge      11.66      8.35     7.90        Class D without CDSL        10.58        1.33%
Lehman Index                         11.18      8.86     8.46*    Lehman Index                   11.18        3.43

*From 6/30/87.

See page 17 for footnotes.

================================================================================
Performance Comparison Charts and Tables (continued)
--------------------------------------------------------------------------------

   Seligman Louisiana Tax-Exempt Series

The following plot points are represented by a graph in the printed material.

Louis TE             with sales charge   without sales charge       Lehman Index
10/1/85                      $9,520.00           $10,000.00           $10,000.00
12/31/85                    $10,080.96           $10,589.25           $10,807.87
3/31/86                     $11,043.83           $11,600.67           $11,902.14
6/30/86                     $10,829.37           $11,375.39           $11,829.06
9/30/86                     $11,373.93           $11,947.40           $12,464.87
12/31/86                    $11,767.52           $12,360.85           $12,895.64
3/31/87                     $12,206.43           $12,821.89           $13,207.78
6/30/87                     $11,789.64           $12,384.09           $12,849.29
9/30/87                     $11,444.19           $12,021.23           $12,529.90
12/31/87                    $12,058.64           $12,666.66           $13,089.78
3/31/88                     $12,446.30           $13,073.87           $13,539.73
6/30/88                     $12,707.73           $13,348.47           $13,802.22
9/30/88                     $13,125.09           $13,786.88           $14,156.10
12/31/88                    $13,413.94           $14,090.31           $14,420.02
3/31/89                     $13,573.57           $14,258.00           $14,515.52
6/30/89                     $14,307.19           $15,028.61           $15,374.75
9/30/89                     $14,311.14           $15,032.75           $15,385.45
12/31/89                    $14,773.55           $15,518.48           $15,975.78
3/31/90                     $14,776.15           $15,521.20           $16,047.33
6/30/90                     $15,138.66           $15,901.99           $16,422.02
9/30/90                     $15,055.42           $15,814.55           $16,431.64
12/31/90                    $15,787.62           $16,583.67           $17,140.38
3/31/91                     $16,119.26           $16,932.04           $17,527.83
6/30/91                     $16,454.70           $17,284.38           $17,901.99
9/30/91                     $17,087.06           $17,948.63           $18,597.71
12/31/91                    $17,584.60           $18,471.27           $19,221.27
3/31/92                     $17,564.30           $18,449.95           $19,278.39
6/30/92                     $18,286.76           $19,208.82           $20,009.10
9/30/92                     $18,647.15           $19,587.39           $20,541.50
12/31/92                    $18,962.19           $19,918.32           $20,915.25
3/31/93                     $19,683.82           $20,676.34           $21,692.06
6/30/93                     $20,278.75           $21,301.27           $22,401.82
9/30/93                     $20,902.77           $21,956.75           $23,159.00
12/31/93                    $21,132.92           $22,198.51           $23,484.78
3/31/94                     $19,995.13           $21,003.35           $22,195.61
6/30/94                     $20,080.54           $21,093.06           $22,439.94
9/30/94                     $20,101.36           $21,114.94           $22,593.72
12/31/94                    $19,889.31           $20,892.19           $22,270.84
3/31/95                     $21,196.48           $22,265.27           $23,844.34
6/30/95                     $21,613.04           $22,702.84           $24,418.70
9/30/95                     $22,170.71           $23,288.63           $25,120.77


The table below shows the average annual total returns for the one-, five-, and 10-year periods through September 30, 1995, for Seligman Louisiana Tax-Exempt Series Class A shares, with and without the maximum initial sales charge of 4.75%, and the Lehman Index. Also included in the table are the average annual total returns for the one-year and since-inception periods through September 30, 1995, for Seligman Louisiana Tax-Exempt Series Class D shares, with and without the effect of the 1% contingent deferred sales load ("CDSL") imposed on shares redeemed within one year of purchase, and the Lehman Index.

Average Annual Total Returns

                                                                                                             Since
                                     One       Five       10                                     One       Inception
                                     Year      Years     Years                                   Year       2/1/94
                                     ----      -----     -----                                   ----       ------
Seligman Louisiana                                                Seligman Louisiana
Tax-Exempt Series                                                 Tax-Exempt Series
   Class A with Sales Charge          5.01%     7.01%    8.29%       Class D with CDSL            8.17%       n/a
   Class A without Sales Charge      10.30      8.05     8.82        Class D without CDSL         9.17        1.28%
Lehman Index                         11.18      8.86     9.65     Lehman Index                   11.18        3.43

See page 17 for footnotes.

================================================================================
                                                              September 30, 1995
--------------------------------------------------------------------------------

   Seligman Maryland Tax-Exempt Series

The following plot points are represented by a graph in the printed material.

MD TE                with sales charge   without sales charge       Lehman Index
10/1/85                      $9,520.00           $10,000.00           $10,000.00
12/31/85                     $9,934.44           $10,435.35           $10,807.87
3/31/86                     $10,666.64           $11,204.45           $11,902.14
6/30/86                     $10,336.82           $10,857.99           $11,829.06
9/30/86                     $10,863.29           $11,411.00           $12,464.87
12/31/86                    $11,287.10           $11,856.19           $12,895.64
3/31/87                     $11,488.47           $12,067.71           $13,207.78
6/30/87                     $10,886.89           $11,435.79           $12,849.29
9/30/87                     $10,493.33           $11,022.39           $12,529.90
12/31/87                    $11,185.14           $11,749.09           $13,089.78
3/31/88                     $11,505.68           $12,085.78           $13,539.73
6/30/88                     $11,765.87           $12,359.10           $13,802.22
9/30/88                     $12,144.08           $12,756.37           $14,156.10
12/31/88                    $12,439.53           $13,066.73           $14,420.02
3/31/89                     $12,587.07           $13,221.70           $14,515.52
6/30/89                     $13,323.32           $13,995.07           $15,374.75
9/30/89                     $13,289.37           $13,959.41           $15,385.45
12/31/89                    $13,745.01           $14,438.02           $15,975.78
3/31/90                     $13,711.02           $14,402.31           $16,047.33
6/30/90                     $13,998.59           $14,704.38           $16,422.02
9/30/90                     $13,883.38           $14,583.36           $16,431.64
12/31/90                    $14,590.57           $15,326.21           $17,140.38
3/31/91                     $14,830.88           $15,578.62           $17,527.83
6/30/91                     $15,100.18           $15,861.50           $17,901.99
9/30/91                     $15,724.05           $16,516.83           $18,597.71
12/31/91                    $16,118.16           $16,930.81           $19,221.27
3/31/92                     $16,171.51           $16,986.84           $19,278.39
6/30/92                     $16,755.89           $17,600.68           $20,009.10
9/30/92                     $17,163.20           $18,028.53           $20,541.50
12/31/92                    $17,446.19           $18,325.79           $20,915.25
3/31/93                     $18,092.79           $19,005.00           $21,692.06
6/30/93                     $18,716.31           $19,659.94           $22,401.82
9/30/93                     $19,433.39           $20,413.17           $23,159.00
12/31/93                    $19,527.72           $20,512.25           $23,484.78
3/31/94                     $18,494.19           $19,426.61           $22,195.61
6/30/94                     $18,608.55           $19,546.73           $22,439.94
9/30/94                     $18,640.06           $19,579.84           $22,593.72
12/31/94                    $18,458.58           $19,389.21           $22,270.84
3/31/95                     $19,742.63           $20,738.01           $23,844.34
6/30/95                     $20,180.36           $21,197.82           $24,418.70
9/30/95                     $20,671.35           $21,713.56           $25,120.77


The table below shows the average annual total returns for the one-, five-, and 10-year periods through September 30, 1995, for Seligman Maryland Tax-Exempt Series Class A shares, with and without the maximum initial sales charge of 4.75%, and the Lehman Index. Also included in the table are the average annual total returns for the one-year and since-inception periods through September 30, 1995, for Seligman Maryland Tax-Exempt Series Class D shares, with and without the effect of the 1% contingent deferred sales load ("CDSL") imposed on shares redeemed within one year of purchase, and the Lehman Index.

Average Annual Total Returns

                                                                                                             Since
                                     One       Five       10                                     One       Inception
                                     Year      Years     Years                                   Year       2/1/94
                                     ----      -----     -----                                   ----       ------
Seligman Maryland                                                 Seligman Maryland
Tax-Exempt Series                                                 Tax-Exempt Series
   Class A with Sales Charge          5.69%     7.24%    7.53%       Class D with CDSL            8.75%       n/a
   Class A without Sales Charge      10.90      8.29     8.06        Class D without CDSL         9.75        1.76%
Lehman Index                         11.18      8.86     9.65     Lehman Index                   11.18        3.43

See page 17 for footnotes.

================================================================================
Performance Comparison Charts and Tables (continued)
--------------------------------------------------------------------------------

   Seligman Massachusetts Tax-Exempt Series

The following plot points are represented by a graph in the printed material.

Mass TE              with sales charge   without sales charge       Lehman Index
9/30/85                      $9,530.03           $10,000.00           $10,000.00
12/31/85                    $10,151.64           $10,652.26           $10,807.87
3/31/86                     $10,961.18           $11,501.73           $11,902.14
6/30/86                     $10,809.67           $11,342.75           $11,829.06
9/30/86                     $11,387.38           $11,948.96           $12,464.87
12/31/86                    $11,786.49           $12,367.75           $12,895.64
3/31/87                     $12,146.99           $12,746.03           $13,207.78
6/30/87                     $11,564.67           $12,134.98           $12,849.29
9/30/87                     $11,141.99           $11,691.46           $12,529.90
12/31/87                    $11,780.16           $12,361.10           $13,089.78
3/31/88                     $12,241.60           $12,845.30           $13,539.73
6/30/88                     $12,526.65           $13,144.40           $13,802.22
9/30/88                     $12,830.07           $13,462.79           $14,156.10
12/31/88                    $13,088.09           $13,733.54           $14,420.02
3/31/89                     $13,154.17           $13,802.88           $14,515.52
6/30/89                     $13,933.03           $14,620.16           $15,374.75
9/30/89                     $13,879.92           $14,564.43           $15,385.45
12/31/89                    $14,222.69           $14,924.11           $15,975.78
3/31/90                     $14,218.87           $14,920.09           $16,047.33
6/30/90                     $14,514.22           $15,230.00           $16,422.02
9/30/90                     $14,224.22           $14,925.70           $16,431.64
12/31/90                    $14,993.16           $15,732.56           $17,140.38
3/31/91                     $15,440.78           $16,202.25           $17,527.83
6/30/91                     $15,800.60           $16,579.81           $17,901.99
9/30/91                     $16,477.01           $17,289.56           $18,597.71
12/31/91                    $16,938.03           $17,773.32           $19,221.27
3/31/92                     $17,033.15           $17,873.12           $19,278.39
6/30/92                     $17,676.91           $18,548.62           $20,009.10
9/30/92                     $18,083.97           $18,975.75           $20,541.50
12/31/92                    $18,475.62           $19,386.71           $20,915.25
3/31/93                     $19,140.75           $20,084.63           $21,692.06
6/30/93                     $19,832.18           $20,810.15           $22,401.82
9/30/93                     $20,466.99           $21,476.26           $23,159.00
12/31/93                    $20,604.80           $21,620.86           $23,484.78
3/31/94                     $19,638.23           $20,606.63           $22,195.61
6/30/94                     $19,799.33           $20,775.67           $22,439.94
9/30/94                     $19,865.18           $20,844.77           $22,593.72
12/31/94                    $19,691.68           $20,662.71           $22,270.84
3/31/95                     $20,905.47           $21,936.34           $23,844.34
6/30/95                     $21,296.29           $22,346.42           $24,418.70
9/30/95                     $21,768.68           $22,842.10           $25,120.77


The table below shows the average annual total returns for the one-, five-, and 10-year periods through September 30, 1995, for Seligman Massachusetts Tax-Exempt Series Class A shares, with and without the maximum initial sales charge of 4.75%, and the Lehman Index. Also included in the table are the average annual total returns for the one-year and since-inception periods through September 30, 1995, for Seligman Massachusetts Tax-Exempt Series Class D shares, with and without the effect of the 1% contingent deferred sales load ("CDSL") imposed on shares redeemed within one year of purchase, and the Lehman Index.

Average Annual Total Returns

                                                                                                             Since
                                     One       Five       10                                     One       Inception
                                     Year      Years     Years                                   Year       2/1/94
                                     ----      -----     -----                                   ----       ------
Seligman Massachusetts                                            Seligman Massachusetts
Tax-Exempt Series                                                 Tax-Exempt Series
   Class A with Sales Charge          4.41%     7.83%    8.09%       Class D with CDSL            7.33%       n/a
   Class A without Sales Charge       9.58      8.88     8.61        Class D without CDSL         8.33        1.53%
Lehman Index                         11.18      8.86     9.65     Lehman Index                   11.18        3.43

See page 17 for footnotes.

================================================================================
                                                              September 30, 1995
--------------------------------------------------------------------------------

   Seligman Michigan Tax-Exempt Series

The following plot points are represented by a graph in the printed material.

Mich TE              with sales charge   without sales charge       Lehman Index
9/30/85                      $9,520.81           $10,000.00           $10,000.00
12/31/85                    $10,268.62           $10,785.44           $10,807.87
3/31/86                     $11,249.65           $11,815.86           $11,902.14
6/30/86                     $11,134.71           $11,695.14           $11,829.06
9/30/86                     $11,779.57           $12,372.45           $12,464.87
12/31/86                    $12,151.78           $12,763.38           $12,895.64
3/31/87                     $12,468.65           $13,096.21           $13,207.78
6/30/87                     $11,942.66           $12,543.74           $12,849.29
9/30/87                     $11,441.86           $12,017.73           $12,529.90
12/31/87                    $12,101.71           $12,710.79           $13,089.78
3/31/88                     $12,536.48           $13,167.45           $13,539.73
6/30/88                     $12,877.88           $13,526.02           $13,802.22
9/30/88                     $13,270.26           $13,938.15           $14,156.10
12/31/88                    $13,606.35           $14,291.16           $14,420.02
3/31/89                     $13,746.93           $14,438.81           $14,515.52
6/30/89                     $14,611.70           $15,347.09           $15,374.75
9/30/89                     $14,584.80           $15,318.85           $15,385.45
12/31/89                    $15,063.75           $15,821.90           $15,975.78
3/31/90                     $15,052.75           $15,810.35           $16,047.33
6/30/90                     $15,409.53           $16,185.09           $16,422.02
9/30/90                     $15,250.68           $16,018.25           $16,431.64
12/31/90                    $15,944.70           $16,747.20           $17,140.38
3/31/91                     $16,275.37           $17,094.52           $17,527.83
6/30/91                     $16,633.23           $17,470.39           $17,901.99
9/30/91                     $17,284.70           $18,154.64           $18,597.71
12/31/91                    $17,859.12           $18,757.98           $19,221.27
3/31/92                     $17,893.20           $18,793.79           $19,278.39
6/30/92                     $18,616.85           $19,553.86           $20,009.10
9/30/92                     $19,108.13           $20,069.88           $20,541.50
12/31/92                    $19,522.60           $20,505.21           $20,915.25
3/31/93                     $20,184.60           $21,200.53           $21,692.06
6/30/93                     $20,925.41           $21,978.63           $22,401.82
9/30/93                     $21,586.95           $22,673.47           $23,159.00
12/31/93                    $21,763.87           $22,859.30           $23,484.78
3/31/94                     $20,756.87           $21,801.62           $22,195.61
6/30/94                     $20,875.39           $21,926.11           $22,439.94
9/30/94                     $20,960.94           $22,015.97           $22,593.72
12/31/94                    $20,711.47           $21,753.93           $22,270.84
3/31/95                     $22,073.12           $23,184.11           $23,844.34
6/30/95                     $22,453.46           $23,583.59           $24,418.70
9/30/95                     $22,963.80           $24,119.62           $25,120.77


The table below shows the average annual total returns for the one-, five-, and 10-year periods through September 30, 1995, for Seligman Michigan Tax-Exempt Series Class A shares, with and without the maximum initial sales charge of 4.75%, and the Lehman Index. Also included in the table are the average annual total returns for the one-year and since-inception periods through September 30, 1995, for Seligman Michigan Tax-Exempt Series Class D shares, with and without the effect of the 1% contingent deferred sales load ("CDSL") imposed on shares redeemed within one year of purchase, and the Lehman Index.

Average Annual Total Returns

                                                                                                             Since
                                     One       Five       10                                     One       Inception
                                     Year      Years     Years                                   Year       2/1/94
                                     ----      -----     -----                                   ----       ------
Seligman Michigan                                                 Seligman Michigan
Tax-Exempt Series                                                 Tax-Exempt Series
   Class A with Sales Charge          4.39%     7.49%    8.67%       Class D with CDSL            7.36%       n/a
   Class A without Sales Charge       9.56      8.53     9.20        Class D without CDSL         8.36        1.46%
Lehman Index                         11.18      8.86     9.65     Lehman Index                   11.18        3.43

See page 17 for footnotes.

================================================================================
Performance Comparison Charts and Tables (continued)
--------------------------------------------------------------------------------

   Seligman Minnesota Tax-Exempt Series

The following plot points are represented by a graph in the printed material.

Minn TE              with sales charge   without sales charge       Lehman Index
9/30/85                      $9,520.64           $10,000.00           $10,000.00
12/31/85                    $10,263.86           $10,780.64           $10,807.87
3/31/86                     $11,212.86           $11,777.43           $11,902.14
6/30/86                     $11,041.21           $11,597.15           $11,829.06
9/30/86                     $11,544.03           $12,125.28           $12,464.87
12/31/86                    $11,924.87           $12,525.29           $12,895.64
3/31/87                     $12,274.63           $12,892.66           $13,207.78
6/30/87                     $11,729.22           $12,319.80           $12,849.29
9/30/87                     $11,320.19           $11,890.18           $12,529.90
12/31/87                    $11,860.87           $12,458.08           $13,089.78
3/31/88                     $12,310.84           $12,930.70           $13,539.73
6/30/88                     $12,598.04           $13,232.36           $13,802.22
9/30/88                     $12,991.02           $13,645.12           $14,156.10
12/31/88                    $13,311.56           $13,981.81           $14,420.02
3/31/89                     $13,371.67           $14,044.93           $14,515.52
6/30/89                     $14,175.83           $14,889.58           $15,374.75
9/30/89                     $14,073.85           $14,782.47           $15,385.45
12/31/89                    $14,628.17           $15,364.70           $15,975.78
3/31/90                     $14,632.85           $15,369.60           $16,047.33
6/30/90                     $14,965.27           $15,718.76           $16,422.02
9/30/90                     $14,888.67           $15,638.30           $16,431.64
12/31/90                    $15,582.33           $16,366.89           $17,140.38
3/31/91                     $15,784.50           $16,579.23           $17,527.83
6/30/91                     $16,076.49           $16,885.93           $17,901.99
9/30/91                     $16,540.76           $17,373.56           $18,597.71
12/31/91                    $16,755.42           $17,599.02           $19,221.27
3/31/92                     $16,933.12           $17,785.67           $19,278.39
6/30/92                     $17,448.70           $18,327.20           $20,009.10
9/30/92                     $17,815.81           $18,712.80           $20,541.50
12/31/92                    $18,041.16           $18,949.49           $20,915.25
3/31/93                     $18,782.66           $19,728.32           $21,692.06
6/30/93                     $19,491.89           $20,473.26           $22,401.82
9/30/93                     $20,143.05           $21,157.19           $23,159.00
12/31/93                    $20,474.37           $21,505.20           $23,484.78
3/31/94                     $19,812.79           $20,810.32           $22,195.61
6/30/94                     $19,953.68           $20,958.29           $22,439.94
9/30/94                     $20,166.50           $21,181.83           $22,593.72
12/31/94                    $19,954.75           $20,959.43           $22,270.84
3/31/95                     $20,952.36           $22,007.27           $23,844.34
6/30/95                     $21,341.24           $22,415.73           $24,418.70
9/30/95                     $21,700.87           $22,793.47           $25,120.77


The table below shows the average annual total returns for the one-, five-, and 10-year periods through September 30, 1995, for Seligman Minnesota Tax-Exempt Series Class A shares, with and without the maximum initial sales charge of 4.75%, and the Lehman Index. Also included in the table are the average annual total returns for the one-year and since-inception periods through September 30, 1995, for Seligman Minnesota Tax-Exempt Series Class D shares, with and without the effect of the 1% contingent deferred sales load ("CDSL") imposed on shares redeemed within one year of purchase, and the Lehman Index.

Average Annual Total Returns

                                                                                                             Since
                                     One       Five       10                                     One       Inception
                                     Year      Years     Years                                   Year       2/1/94
                                     ----      -----     -----                                   ----       ------
Seligman Minnesota                                                Seligman Minnesota
Tax-Exempt Series                                                 Tax-Exempt Series
   Class A with Sales Charge          2.56%     6.79%    8.06%       Class D with CDSL            5.45%       n/a
   Class A without Sales Charge       7.61      7.83     8.59        Class D without CDSL         6.45        1.90%
Lehman Index                         11.18      8.86     9.65     Lehman Index                   11.18        3.43

See page 17 for footnotes.

================================================================================
                                                              September 30, 1995
--------------------------------------------------------------------------------

   Seligman Missouri Tax-Exempt Series

The following plot points are represented by a graph in the printed material.

M0 TE                with sales charge   without sales charge       Lehman Index
7/1/86                       $9,520.00           $10,000.00           $10,000.00
9/30/86                      $9,887.92           $10,386.47           $10,537.50
12/31/86                    $10,184.81           $10,698.33           $10,901.66
3/31/87                     $10,438.09           $10,964.38           $11,165.54
6/30/87                      $9,992.51           $10,496.33           $10,862.48
9/30/87                      $9,472.69            $9,950.31           $10,592.47
12/31/87                    $10,152.68           $10,664.58           $11,065.78
3/31/88                     $10,521.16           $11,051.64           $11,446.16
6/30/88                     $10,796.67           $11,341.05           $11,668.06
9/30/88                     $11,058.19           $11,615.74           $11,967.23
12/31/88                    $11,417.36           $11,993.03           $12,190.34
3/31/89                     $11,473.67           $12,052.18           $12,271.07
6/30/89                     $12,133.94           $12,745.74           $12,997.45
9/30/89                     $12,090.19           $12,699.79           $13,006.49
12/31/89                    $12,495.51           $13,125.54           $13,505.54
3/31/90                     $12,488.05           $13,117.71           $13,566.03
6/30/90                     $12,818.10           $13,464.41           $13,882.78
9/30/90                     $12,750.85           $13,393.76           $13,890.91
12/31/90                    $13,361.18           $14,034.85           $14,490.06
3/31/91                     $13,620.18           $14,306.91           $14,817.61
6/30/91                     $13,938.36           $14,641.13           $15,133.91
9/30/91                     $14,486.56           $15,216.98           $15,722.05
12/31/91                    $14,879.78           $15,630.01           $16,249.19
3/31/92                     $14,883.01           $15,633.40           $16,297.48
6/30/92                     $15,437.53           $16,215.88           $16,915.21
9/30/92                     $15,626.82           $16,414.70           $17,365.29
12/31/92                    $15,958.87           $16,763.49           $17,681.25
3/31/93                     $16,501.92           $17,333.92           $18,337.95
6/30/93                     $17,076.12           $17,937.07           $18,937.96
9/30/93                     $17,685.41           $18,577.09           $19,578.06
12/31/93                    $17,778.67           $18,675.05           $19,853.47
3/31/94                     $16,693.00           $17,534.64           $18,763.63
6/30/94                     $16,788.00           $17,634.43           $18,970.19
9/30/94                     $16,827.81           $17,676.25           $19,100.18
12/31/94                    $16,655.53           $17,495.28           $18,827.23
3/31/95                     $17,872.43           $18,773.53           $20,157.43
6/30/95                     $18,199.14           $19,116.71           $20,642.98
9/30/95                     $18,623.97           $19,562.96           $21,236.49


The table below shows the average annual total returns for the one-year, five-year, and since-inception periods through September 30, 1995, for Seligman Missouri Tax-Exempt Series Class A shares, with and without the maximum initial sales charge of 4.75%, and the Lehman Index. Also included in the table are the average annual total returns for the one-year and since-inception periods through September 30, 1995, for Seligman Missouri Tax-Exempt Series Class D shares, with and without the effect of the 1% contingent deferred sales load ("CDSL") imposed on shares redeemed within one year of purchase, and the Lehman Index.

Average Annual Total Returns

                                                         Since                                               Since
                                     One       Five    Inception                                 One       Inception
                                     Year      Years    7/1/86                                   Year       2/1/94
                                     ----      -----    ------                                   ----       ------
Seligman Missouri                                                 Seligman Missouri
Tax-Exempt Series                                                 Tax-Exempt Series
   Class A with Sales Charge          5.41%     6.83%    6.95%       Class D with CDSL            8.49%       n/a
   Class A without Sales Charge      10.67      7.87     7.52        Class D without CDSL         9.49        0.99%
Lehman Index                         11.18      8.86     8.48*    Lehman Index                   11.18        3.43

*From 6/30/86.

See page 17 for footnotes.

================================================================================
Performance Comparison Charts and Tables (continued)
--------------------------------------------------------------------------------

   Seligman New York Tax-Exempt Series

The following plot points are represented by a graph in the printed material.

NY TE                with sales charge   without sales charge       Lehman Index
9/30/85                      $9,523.81           $10,000.00           $10,000.00
12/31/85                    $10,317.51           $10,833.38           $10,807.87
3/31/86                     $11,121.89           $11,677.98           $11,902.14
6/30/86                     $11,069.02           $11,622.47           $11,829.06
9/30/86                     $11,595.52           $12,175.30           $12,464.87
12/31/86                    $12,150.08           $12,757.59           $12,895.64
3/31/87                     $12,469.85           $13,093.34           $13,207.78
6/30/87                     $11,859.27           $12,452.23           $12,849.29
9/30/87                     $11,314.25           $11,879.96           $12,529.90
12/31/87                    $11,986.22           $12,585.55           $13,089.78
3/31/88                     $12,317.72           $12,933.62           $13,539.73
6/30/88                     $12,572.43           $13,201.06           $13,802.22
9/30/88                     $12,981.44           $13,630.52           $14,156.10
12/31/88                    $13,354.77           $14,022.51           $14,420.02
3/31/89                     $13,403.65           $14,073.83           $14,515.52
6/30/89                     $14,266.60           $14,979.94           $15,374.75
9/30/89                     $14,195.00           $14,904.76           $15,385.45
12/31/89                    $14,608.91           $15,339.37           $15,975.78
3/31/90                     $14,453.42           $15,176.10           $16,047.33
6/30/90                     $14,870.89           $15,614.45           $16,422.02
9/30/90                     $14,647.87           $15,380.27           $16,431.64
12/31/90                    $15,218.76           $15,979.70           $17,140.38
3/31/91                     $15,572.16           $16,350.77           $17,527.83
6/30/91                     $15,975.23           $16,774.00           $17,901.99
9/30/91                     $16,780.48           $17,619.50           $18,597.71
12/31/91                    $17,277.32           $18,141.20           $19,221.27
3/31/92                     $17,301.89           $18,166.99           $19,278.39
6/30/92                     $18,102.36           $19,007.47           $20,009.10
9/30/92                     $18,424.98           $19,346.23           $20,541.50
12/31/92                    $18,885.40           $19,829.67           $20,915.25
3/31/93                     $19,760.03           $20,748.03           $21,692.06
6/30/93                     $20,504.47           $21,529.69           $22,401.82
9/30/93                     $21,235.68           $22,297.47           $23,159.00
12/31/93                    $21,390.05           $22,459.54           $23,484.78
3/31/94                     $19,975.50           $20,974.27           $22,195.61
6/30/94                     $20,110.77           $21,116.30           $22,439.94
9/30/94                     $20,095.31           $21,100.06           $22,593.72
12/31/94                    $19,693.73           $20,678.41           $22,270.84
3/31/95                     $21,294.30           $22,359.01           $23,844.34
6/30/95                     $21,750.05           $22,837.55           $24,418.70
9/30/95                     $22,292.56           $23,407.19           $25,120.77


The table below shows the average annual total returns for the one-, five-, and 10-year periods through September 30, 1995, for Seligman New York Tax-Exempt Series Class A shares, with and without the maximum initial sales charge of 4.75%, and the Lehman Index. Also included in the table are the average total returns for the one-year and since-inception periods through September 30, 1995, for Seligman New York Tax-Exempt Series Class D shares, with and without the effect of the 1% contingent deferred sales load ("CDSL") imposed on shares redeemed within one year of purchase, and the Lehman Index.

Average Annual Total Returns

                                                                                                             Since
                                     One       Five       10                                     One       Inception
                                     Year      Years     Years                                   Year       2/1/94
                                     ----      -----     -----                                   ----       ------
Seligman New York                                                 Seligman New York
Tax-Exempt Series                                                 Tax-Exempt Series
   Class A with Sales Charge          5.70%     7.71%    8.35%       Class D with CDSL            8.87%       n/a
   Class A without Sales Charge      10.93      8.76     8.88        Class D without CDSL         9.87        0.83%
Lehman Index                         11.18      8.86     9.65     Lehman Index                   11.18        3.43

See page 17 for footnotes.

================================================================================
                                                              September 30, 1995
--------------------------------------------------------------------------------

   Seligman Ohio Tax-Exempt Series

The following plot points are represented by a graph in the printed material.

Ohio TE              with sales charge   without sales charge       Lehman Index
9/30/85                      $9,528.18           $10,000.00           $10,000.00
12/31/85                    $10,258.31           $10,766.29           $10,807.87
3/31/86                     $11,159.80           $11,712.43           $11,902.14
6/30/86                     $10,983.35           $11,527.24           $11,829.06
9/30/86                     $11,545.28           $12,117.00           $12,464.87
12/31/86                    $12,006.29           $12,600.85           $12,895.64
3/31/87                     $12,360.41           $12,972.51           $13,207.78
6/30/87                     $11,902.29           $12,491.71           $12,849.29
9/30/87                     $11,468.81           $12,036.76           $12,529.90
12/31/87                    $12,093.82           $12,692.72           $13,089.78
3/31/88                     $12,557.35           $13,179.21           $13,539.73
6/30/88                     $12,957.01           $13,598.67           $13,802.22
9/30/88                     $13,276.83           $13,934.32           $14,156.10
12/31/88                    $13,588.77           $14,261.71           $14,420.02
3/31/89                     $13,753.66           $14,434.77           $14,515.52
6/30/89                     $14,465.59           $15,181.95           $15,374.75
9/30/89                     $14,417.93           $15,131.93           $15,385.45
12/31/89                    $14,938.93           $15,678.75           $15,975.78
3/31/90                     $14,979.42           $15,721.23           $16,047.33
6/30/90                     $15,287.29           $16,044.35           $16,422.02
9/30/90                     $15,239.96           $15,994.68           $16,431.64
12/31/90                    $15,922.42           $16,710.93           $17,140.38
3/31/91                     $16,219.67           $17,022.89           $17,527.83
6/30/91                     $16,566.32           $17,386.71           $17,901.99
9/30/91                     $17,214.64           $18,067.13           $18,597.71
12/31/91                    $17,723.97           $18,601.68           $19,221.27
3/31/92                     $17,773.53           $18,653.70           $19,278.39
6/30/92                     $18,471.24           $19,385.96           $20,009.10
9/30/92                     $18,880.31           $19,815.29           $20,541.50
12/31/92                    $19,218.43           $20,170.16           $20,915.25
3/31/93                     $19,905.51           $20,891.27           $21,692.06
6/30/93                     $20,610.31           $21,630.96           $22,401.82
9/30/93                     $21,299.41           $22,354.19           $23,159.00
12/31/93                    $21,455.25           $22,517.76           $23,484.78
3/31/94                     $20,406.04           $21,416.58           $22,195.61
6/30/94                     $20,619.30           $21,640.40           $22,439.94
9/30/94                     $20,642.96           $21,665.24           $22,593.72
12/31/94                    $20,402.50           $21,412.87           $22,270.84
3/31/95                     $21,722.19           $22,797.94           $23,844.34
6/30/95                     $22,155.54           $23,252.75           $24,418.70
9/30/95                     $22,622.43           $23,742.75           $25,120.77


The table below shows the average annual total returns for the one-, five-, and 10-year periods through September 30, 1995, for Seligman Ohio Tax-Exempt Series Class A shares, with and without the maximum initial sales charge of 4.75%, and the Lehman Index. Also included in the table are the average annual total returns for the one-year and since-inception periods through September 30, 1995, for Seligman Ohio Tax-Exempt Series Class D shares, with and without the effect of the 1% contingent deferred sales load ("CDSL") imposed on shares redeemed within one year of purchase, and the Lehman Index.

Average Annual Total Returns

                                                                                                             Since
                                     One       Five       10                                     One       Inception
                                     Year      Years     Years                                   Year       2/1/94
                                     ----      -----     -----                                   ----       ------
Seligman Ohio                                                     Seligman Ohio
Tax-Exempt Series                                                 Tax-Exempt Series
   Class A with Sales Charge          4.43%     7.17%    8.51%       Class D with CDSL            7.67%       n/a
   Class A without Sales Charge       9.59      8.22     9.03        Class D without CDSL         8.67        1.70%
Lehman Index                         11.18      8.86     9.65     Lehman Index                   11.18        3.43

See page 17 for footnotes.

================================================================================
Performance Comparison Charts and Tables (continued)
--------------------------------------------------------------------------------

   Seligman Oregon Tax-Exempt Series

The following plot points are represented by a graph in the printed material.

OR TE                with sales charge   without sales charge       Lehman Index
10/15/86                     $9,520.00           $10,000.00           $10,000.00
12/31/86                     $9,739.36           $10,230.41           $10,169.95
3/31/87                      $9,932.37           $10,433.16           $10,416.12
6/30/87                      $9,282.37            $9,750.39           $10,133.40
9/30/87                      $8,788.47            $9,231.59            $9,881.51
12/31/87                     $9,343.08            $9,814.16           $10,323.06
3/31/88                      $9,675.20           $10,163.02           $10,677.90
6/30/88                     $10,025.46           $10,530.94           $10,884.91
9/30/88                     $10,360.96           $10,883.35           $11,164.00
12/31/88                    $10,667.96           $11,205.83           $11,372.13
3/31/89                     $10,743.56           $11,285.24           $11,447.45
6/30/89                     $11,440.47           $12,017.28           $12,125.07
9/30/89                     $11,391.86           $11,966.22           $12,133.50
12/31/89                    $11,781.78           $12,375.80           $12,599.05
3/31/90                     $11,735.60           $12,327.29           $12,655.48
6/30/90                     $12,051.00           $12,658.60           $12,950.98
9/30/90                     $11,960.13           $12,563.14           $12,958.56
12/31/90                    $12,546.86           $13,179.46           $13,517.50
3/31/91                     $12,806.69           $13,452.38           $13,823.06
6/30/91                     $13,075.79           $13,735.06           $14,118.14
9/30/91                     $13,545.48           $14,228.43           $14,666.80
12/31/91                    $13,904.60           $14,605.65           $15,158.56
3/31/92                     $13,948.67           $14,651.94           $15,203.61
6/30/92                     $14,377.50           $15,102.41           $15,779.88
9/30/92                     $14,676.59           $15,416.57           $16,199.75
12/31/92                    $14,985.89           $15,741.47           $16,494.50
3/31/93                     $15,443.91           $16,222.57           $17,107.12
6/30/93                     $15,952.27           $16,756.57           $17,666.86
9/30/93                     $16,468.60           $17,298.93           $18,263.99
12/31/93                    $16,619.69           $17,457.63           $18,520.92
3/31/94                     $15,875.56           $16,675.98           $17,504.23
6/30/94                     $16,013.45           $16,820.82           $17,696.92
9/30/94                     $16,077.03           $16,887.61           $17,818.19
12/31/94                    $15,861.06           $16,660.75           $17,563.56
3/31/95                     $16,835.71           $17,684.52           $18,804.48
6/30/95                     $17,171.00           $18,036.72           $19,257.44
9/30/95                     $17,532.12           $18,416.06           $19,811.11


The table below shows the average annual total returns for the one-year, five-year, and since-inception periods through September 30, 1995, for Seligman Oregon Tax-Exempt Series Class A shares, with and without the maximum initial sales charge of 4.75%, and the Lehman Index. Also included in the table are the average annual total returns for the one-year and since-inception periods through September 30, 1995, for Seligman Oregon Tax-Exempt Series Class D shares, with and without the effect of the 1% contingent deferred sales load ("CDSL") imposed on shares redeemed within one year of purchase, and the Lehman Index.

Average Annual Total Returns

                                                         Since                                               Since
                                     One       Five    Inception                                 One       Inception
                                     Year      Years   10/15/86                                  Year       2/1/94
                                     ----      -----   --------                                  ----       ------
Seligman Oregon                                                   Seligman Oregon
Tax-Exempt Series                                                 Tax-Exempt Series
   Class A with Sales Charge          3.88%     6.90%    6.46%       Class D with CDSL            6.86%       n/a
   Class A without Sales Charge       9.05      7.95     7.05        Class D without CDSL         7.86        1.64%
Lehman Index                         11.18      8.86     7.97*    Lehman Index                   11.18        3.43

*From 10/31/86.

See page 17 for footnotes.

================================================================================
                                                              September 30, 1995
--------------------------------------------------------------------------------

   Seligman South Carolina Tax-Exempt Series

The following plot points are represented by a graph in the printed material.

SC TE                with sales charge   without sales charge       Lehman Index
6/30/87                      $9,520.00           $10,000.00           $10,000.00
9/30/87                      $9,009.03            $9,463.26            $9,751.43
12/31/87                     $9,582.65           $10,065.81           $10,187.16
3/31/88                      $9,906.29           $10,405.76           $10,537.34
6/30/88                     $10,141.85           $10,653.20           $10,741.62
9/30/88                     $10,466.76           $10,994.49           $11,017.03
12/31/88                    $10,776.14           $11,319.46           $11,222.43
3/31/89                     $10,833.49           $11,379.69           $11,296.75
6/30/89                     $11,530.38           $12,111.72           $11,965.45
9/30/89                     $11,451.60           $12,028.97           $11,973.78
12/31/89                    $11,918.91           $12,519.84           $12,433.20
3/31/90                     $11,873.26           $12,471.89           $12,488.89
6/30/90                     $12,161.35           $12,774.50           $12,780.49
9/30/90                     $11,964.34           $12,567.55           $12,787.97
12/31/90                    $12,635.41           $13,272.46           $13,339.55
3/31/91                     $12,881.38           $13,530.84           $13,641.09
6/30/91                     $13,152.03           $13,815.13           $13,932.28
9/30/91                     $13,633.01           $14,320.36           $14,473.73
12/31/91                    $14,090.86           $14,801.30           $14,959.01
3/31/92                     $14,154.25           $14,867.87           $15,003.46
6/30/92                     $14,692.10           $15,432.84           $15,572.15
9/30/92                     $15,007.05           $15,763.67           $15,986.49
12/31/92                    $15,273.27           $16,043.31           $16,277.36
3/31/93                     $15,782.75           $16,578.47           $16,881.92
6/30/93                     $16,321.17           $17,144.05           $17,434.29
9/30/93                     $16,886.27           $17,737.64           $18,023.56
12/31/93                    $17,061.22           $17,921.41           $18,277.11
3/31/94                     $16,007.22           $16,814.26           $17,273.80
6/30/94                     $16,102.88           $16,914.75           $17,463.96
9/30/94                     $16,106.44           $16,918.48           $17,583.63
12/31/94                    $15,917.81           $16,720.34           $17,332.35
3/31/95                     $17,068.52           $17,929.05           $18,556.93
6/30/95                     $17,423.54           $18,301.98           $19,003.93
9/30/95                     $17,828.08           $18,726.90           $19,550.32


The table below shows the average annual total returns for the one-year, five-year, and since-inception periods through September 30, 1995, for Seligman South Carolina Tax-Exempt Series Class A shares, with and without the maximum initial sales charge of 4.75%, and the Lehman Index. Also included in the table are the average annual total retuns for the one-year and since-inception periods through September 30, 1995, for Seligman South Carolina Tax-Exempt Series Class D shares, with and without the effect of the 1% contingent deferred sales load ("CDSL") imposed on shares redeemed within one year of purchase, and the Lehman Index.

Average Annual Total Returns

                                                          Since                                               Since
                                      One       Five    Inception                                  One      Inception
                                      Year      Years    6/30/87                                  Year       2/1/94
                                      ----      -----    -------                                  ----       ------
Seligman South Carolina                                           Seligman South Carolina
Tax-Exempt Series                                                 Tax-Exempt Series
   Class A with Sales Charge          5.42%     7.26%    7.26%       Class D with CDSL            8.63%       n/a
   Class A without Sales Charge      10.69      8.30     7.90        Class D without CDSL         9.63        1.09%
Lehman Index                         11.18      8.86     8.46     Lehman Index                   11.18        3.43

No adjustment was made to Class A shares' performance for periods prior to January 1, 1993, the commencement date for the annual Administration, Shareholder Services and Distribution Plan fee of up to 0.25% of average daily net assets of each Series. Performance data quoted represent changes in price and assume that all deductions within the periods are invested in additional shares. The performance of Class D shares will be greater than or less than the performance shown for Class A shares, based on differences in sales charges and fees paid by shareholders.

The investment return and principal value of an investment will fluctuate so that shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

====================================================================================================================================
Portfolios of Investments
------------------------------------------------------------------------------------------------------------------------------------
                                                           NATIONAL SERIES
                           Face                                                                             Ratings      Market
         State            Amount                              Municipal Bonds                            Moody's/S&P+     Value
         -----            ------                              ---------------                            ------------   ---------
Alabama--2.0%            $2,000,000  Tuscaloosa G.O. Warrants, 6 3/4% due 7/1/2020....................      Aaa/AAA    $  2,135,780
Alaska--4.6%                310,000  Alaska Housing Finance Corp. (Collateralized Home Mortgage
                                        Bonds), 7.30% due 6/1/2025....................................      Aaa/AAA         316,054
                          5,000,000  Valdez Marine Terminal Rev. (BP Pipeline Inc. Project),
                                        5 1/2% due 10/1/2028..........................................      A1/AA-        4,536,550
Arizona--2.5%             3,000,000  Phoenix Civic Improvement Corporation (New City Hall Project),
                                        5.10% due 7/1/2028............................................      Aa/AA+        2,673,240
California--4.7%          2,500,000  Rancho Water District Financing Authority Rev.,
                                        5.90% due 11/1/2015...........................................      Aaa/AAA       2,468,000
                          2,500,000  San Joaquin Hills Transportation Corridor Agency Rev.
                                        (Orange County Senior Lien Toll Road), 6 3/4% due 1/1/2032 ...       NR/NR        2,533,950
Florida--4.5%             2,750,000  Jacksonville Electric Authority (Electric System Rev.),
                                        5 1/4% due 10/1/2028..........................................      Aa1/AA        2,484,130
                          2,500,000  Jacksonville Health Facilities Authority Hospital Rev. (Daughters
                                        of Charity National Health System -- St. Vincent's Medical
                                        Center Inc.), 5% due 11/15/2015...............................       Aa/NR        2,176,950
Illinois--14.3%           2,000,000  Chicago O'Hare International Airport Rev., 6 3/8% due 1/1/2012...      Aaa/AAA       2,085,440
                          1,000,000  Illinois Health Facilities Authority Rev. (Northwestern Memorial
                                        Hospital), 6.10% due 8/15/2014................................       Aa/AA        1,004,640
                          1,250,000  Illinois Health Facilities Authority Rev. (Edward Hospital Project),
                                        6% due 2/15/2019..............................................        A/A         1,172,425
                          2,500,000  Illinois Health Facilities Authority Rev. (Northwestern Memorial
                                        Hospital), 6% due 8/15/2024...................................       Aa/AA        2,436,225
                          3,000,000  Metropolitan Water Reclamation District of Greater Chicago
                                        G.O.'s Capital Improvement Bonds, 7% due 1/1/2011.............       Aa/AA        3,410,010
                          5,000,000  Regional Transportation Authority G.O.'s  (Cook, DuPage, Kane,
                                        Lake, McHenry, and Will Counties), 5.85% due 6/1/2023.........      Aaa/AAA       4,885,600
Kansas--2.6%              2,500,000  Burlington Pollution Control Rev. (Kansas Gas & Electric
                                       Co. Project), 7% due 6/1/2031..................................      Aaa/AAA       2,753,125
Kentucky--2.0%            1,880,000  Trimble County Pollution Control Rev. (Louisville
                                       Gas & Electric Co. Project), 7 5/8% due 11/1/2020*.............      Aa2/AA        2,094,264
Massachusetts--2.0%       2,000,000  Massachusetts Health &Education Facilities Authority Rev.
                                       (Amherst College), 6.80% due 11/1/2021.........................      Aa1/AA+       2,142,220
New                       4,000,000  New Hampshire Higher Educational & Health Facilities Authority
 Hampshire--3.5%                          Rev. (Dartmouth College), 5 3/8% due 6/1/2023...............      Aaa/AA+       3,709,760
New York--3.5%            3,500,000  New York City G.O.'s, 7 1/4% due 8/15/2024.......................     Baa1/BBB+      3,662,575
North Dakota--2.0%        2,000,000  Mercer County Pollution Control Rev. (Otter Tail Power Company
                                       Project), 6.90% due 2/1/2019...................................      Aa3/AA-       2,128,080
Oklahoma--6.2%            5,000,000  Oklahoma Industrial Authority Health Facilities Rev. (Sisters
                                        of Mercy Health System, St. Louis, Inc.), 5% due 6/1/2013.....       Aa/AA        4,424,500
                          2,500,000  Oklahoma Industrial Authority Health Facilities Rev. (Sisters
                                        of Mercy Health System, St. Louis, Inc.), 5% due 6/1/2018.....       Aa/AA        2,145,225
South                     2,000,000  Oconee County Pollution Control Rev. (Duke Power Company
 Carolina--4.9%                            Project), 7 1/2% due 2/1/2017..............................      Aa2/AA-       2,241,600
                          3,000,000  South Carolina Public Service Authority Rev., 5 7/8% due 1/1/2023      Aaa/AAA       2,949,600


----------------
* Interest income earned from this security is subject to the federal alternative minimum tax.
+ Ratings have not been audited by Deloitte & Touche LLP.
See notes to financial statements.

====================================================================================================================================
                                                                                                                  September 30, 1995
------------------------------------------------------------------------------------------------------------------------------------

                                                     NATIONAL SERIES (continued)
                           Face                                                                             Ratings      Market
         State            Amount                              Municipal Bonds                            Moody's/S&P+     Value
         -----            ------                              ---------------                            ------------   ---------
South Dakota--5.5%       $6,000,000  South Dakota Housing Development Authority Rev.
                                        (Homeownership Mortgage), 6.15% due 5/1/2026*.................      Aa1/AA+     $ 5,745,060
Tennessee--2.9%           3,000,000  Metropolitan Government of Nashville & Davidson County G.O.'s,
                                        6.15% due 5/15/2025...........................................       Aa/AA        3,019,620
Texas--20.1%              3,000,000  Brazos River Authority Pollution Control Rev. (Houston Light &
                                        Power Company Project), 7 7/8% due 11/1/2018*.................       A2/A         3,128,670
                          3,700,000  Harris County Health Facilities Development Corp. Hospital Rev.
                                        (St. Luke's Episcopal Hospital Project), 6 3/4% due 2/15/2021.       Aa/AA        3,860,876
                          2,000,000  Harris County Health Facilities Development Corp. SCH Health
                                        Care System Rev. (Sisters of Charity of the Incarnate Word),
                                        7.10% due 7/1/2021............................................       Aa/AA        2,164,440
                          5,500,000  San Antonio Electric & Gas Rev., 5% due 2/1/2017.................      Aa1/AA        4,836,480
                          2,000,000  Texas State Turnpike Authority Rev. (Dallas North Thruway--
                                        Addison Airport Toll Tunnel Project), 6 3/4% due 1/1/2015.....      Aaa/AAA       2,151,780
                          2,880,000  Texas Veterans' Housing Assistance G.O.'s, 6.80% due 12/1/2023*..       Aa/AA        2,949,667
                          2,000,000  Travis County Housing Finance Corporation (Single Family
                                        Mortgage Rev.), 6.95% due 10/1/2027...........................      NR/AAA        2,110,280
Utah--6.5%                7,500,000  Intermountain Power Agency Power Supply Rev.,
                                        5 1/4% due 7/1/2017...........................................      Aa/AA-        6,880,350
Washington--4.0%          4,000,000  Seattle Metropolitan Sewer Rev., 6.60% due 1/1/2032..............      Aaa/AAA       4,194,080
                                                                                                                       ------------
Total Municipal Bonds (Cost $102,647,964)--98.3%......................................................................  103,611,246
Other Assets Less Liabilities--1.7%...................................................................................    1,787,847
                                                                                                                       ------------
NET ASSETS--100.0% ................................................................................................... $105,399,093
                                                                                                                       ============



                                                           COLORADO SERIES
    Face                                                                                                    Ratings      Market
   Amount                                           Municipal Bonds                                      Moody's/S&P+     Value
   ------                                           ---------------                                      ------------     -----
$  3,000,000   Adams County, CO Pollution Control Rev. (Public Service Co. of Colorado Project),
                  5 7/8% due 4/1/2014.................................................................      Aaa/AAA     $ 3,026,910
   1,500,000   Colorado Association of School Boards Lease Purchase Finance Program Certificates
                  of Participation (Pueblo School District No. 60), 7 1/4% due 12/1/2009..............      Aaa/AAA       1,659,195
   3,000,000   Colorado Health Facilities Authority Rev. (Sisters of Charity Health Care Systems, Inc.),
                  6% due 5/15/2013....................................................................      Aaa/AAA       3,017,460
   1,630,000   Colorado Health Facilities Authority Rev. (Kaiser Permanente Medical Care Project),
                  9 1/8% due 8/1/2015.................................................................       NR/AA        1,669,348
   1,220,000   Colorado Health Facilities Authority Rev. (Mercy Medical Center of Durango Project),
                  6.20% due 11/15/2015................................................................       A1/A+        1,214,327
   3,000,000   Colorado Health Facilities Authority Rev. (North Colorado Medical Center),
                  6% due 5/15/2020....................................................................      Aaa/AAA       2,992,050
     395,000   Colorado Housing Finance Authority Rev., 7 1/4% due 9/1/2006...........................       NR/NR          411,167
     605,000   Colorado Housing Finance Authority (Single Family Housing Rev.), 7 1/4% due 11/1/2010..      Aa/AA-          607,844
     385,000   Colorado Housing Finance Authority (Single Family Residential Housing Rev.),
                  8% due 3/1/2017.....................................................................       Aa/NR          400,161

----------------
* Interest income earned from this security is subject to the federal alternative minimum tax.
+ Ratings have not been audited by Deloitte & Touche LLP.
See notes to financial statements.

====================================================================================================================================
Portfolios of Investments (continued)
------------------------------------------------------------------------------------------------------------------------------------

                                                     COLORADO SERIES (continued)
    Face                                                                                                    Ratings      Market
   Amount                                           Municipal Bonds                                      Moody's/S&P+     Value
   ------                                           ---------------                                      ------------     -----
$  2,000,000   Colorado Springs, CO Utilities Rev., 5 7/8% due 11/15/2017.............................      Aaa/AAA     $ 2,048,600
   3,500,000   Colorado Springs, CO Utilities Rev., 6 1/8% due 11/15/2020.............................       Aa/AA        3,518,725
   1,000,000   Colorado Water Resources & Power Development Authority (Clean Water Bonds),
                  6 7/8% due 9/1/2011.................................................................      Aa/AA+        1,089,080
   2,000,000   Colorado Water Resources & Power Development Authority (Clean Water Bonds),
                  6% due 9/1/2014.....................................................................       Aa/AA        2,014,960
   1,000,000   Colorado Water Resources & Power Development Authority (Clean Water Rev.),
                  6.30% due 9/1/2014..................................................................       Aa/AA        1,034,380
   2,000,000   Denver, CO City & County (St. Anthony Hospital Systems Rev.), 7 3/4% due 5/1/2014......      Aaa/AAA       2,240,700
   2,500,000   Denver, CO City & County (Sisters of Charity of Leavenworth Health Services
                  Corporation), 5% due 12/1/2023......................................................       Aa/NR        2,134,875
   2,250,000   Denver, CO City & County Excise Tax Rev., 6 1/2% due 9/1/2014..........................      Aaa/AAA       2,363,828
   1,985,000   Fort Collins, CO G.O.'s Water Bonds, 6 3/8% due 12/1/2012..............................       Aa/AA        2,077,203
   3,000,000   Fountain Valley Authority, CO Water Treatment Rev., 6.80% due 12/1/2019................       A1/AA        3,181,500
   1,480,000   Metropolitan Denver, CO Sewer Disposal District No. 001, 6 3/4% due 4/1/2012...........       A1/AA        1,521,351
   3,000,000   Metropolitan Denver, CO Wastewater Reclamation DistrictSewer Rev.,
                  4 3/4% due 4/1/2012.................................................................      Aaa/AAA       2,624,820
   2,000,000   Northgate Public Building Authority, CO (Landowner Assessment Lien),
                  8 1/4% due 12/1/2001**..............................................................       NR/NR        1,120,000
   1,895,000   Northglenn, CO Joint Water & Wastewater Utility, 6.80% due 12/1/2008...................      Aaa/NR        1,980,446
   2,500,000   Platte River Power Authority, CO Power Rev., 6 1/8% due 6/1/2014.......................       Aa/A+        2,534,075
   2,000,000   Pueblo County, CO Single Family Mortgage Rev., 7.05% due 11/1/2027.....................      NR/AAA        2,119,880
   3,000,000   University of Colorado Hospital Authority Hospital Rev., 6.40% due 11/15/2022..........      Aaa/AAA       3,106,560
   2,000,000   Westminster, CO (Adams & Jefferson Counties) Sales & Use Tax Rev., 7% due 12/1/2008....      Aaa/AAA       2,227,500
                                                                                                                       ------------
Total Municipal Bonds (Cost $52,758,021)--97.9%.......................................................................   53,936,945
Variable Rate Demand Notes (Cost $200,000)--0.4%......................................................................      200,000
Other Assets Less Liabilities--1.7%...................................................................................      913,638
                                                                                                                       ------------
NET ASSETS--100.0% ................................................................................................... $ 55,050,583
                                                                                                                       ============

                                                           GEORGIA SERIES
    Face                                                                                                    Ratings      Market
   Amount                                           Municipal Bonds                                      Moody's/S&P+     Value
   ------                                           ---------------                                      ------------     -----
$   1,095,000  Augusta, GA Water & Sewer Rev., 6 1/2% due 5/1/2011....................................       A/NR       $ 1,159,101
    1,000,000  Cartersville, GA Development Authority Rev. Water & Wastewater Facilities
                  (Anheuser-Busch), 7.40% due 11/1/2010*..............................................      A1/AA-        1,164,880
    2,000,000  Cartersville, GA Development Authority Rev. Water & Wastewater Facilities
                  (Anheuser-Busch), 6 3/4% due 2/1/2012*..............................................      A1/AA-        2,089,840
      750,000  Chatham County Hospital Authority, GA Rev. (Memorial Medical Center, Inc.),
                  7% due 1/1/2021.....................................................................      Aaa/AAA         826,762
    1,000,000  Clayton County, GA Water Authority Water & Sewerage Rev., 5 1/4% due 5/1/2012..........      Aaa/AAA         943,880
   16,030,000  Colquitt County, GA Development Authority Rev., Zero Coupon Bond due 12/1/2021.........      Aaa/NR        2,674,445


----------------
 * Interest income earned from this security is subject to the federal alternative minimum tax.
 + Ratings have not been audited by Deloitte & Touche LLP.
** Non-income producing, security in default.
See notes to financial statements.

====================================================================================================================================
                                                                                                                  September 30, 1995
------------------------------------------------------------------------------------------------------------------------------------
                                                     GEORGIA SERIES (continued)
    Face                                                                                                    Ratings      Market
   Amount                                           Municipal Bonds                                      Moody's/S&P+     Value
   ------                                           ---------------                                      ------------     -----
$   2,000,000  Columbia County, GA School District G.O.'s, 6 1/4% due 4/1/2013........................      Aaa/AAA     $ 2,079,620
    1,000,000  Columbia County, GA Water & Sewerage Rev., 6 1/4% due 6/1/2012.........................      Aaa/AAA       1,033,690
    5,000,000  DeKalb County, GA Water & Sewerage Rev., 5 3/4% due 10/1/2006..........................      Aaa/AAA       5,344,950
    1,000,000  DeKalb County, GA Water & Sewerage Rev., 7% due 10/1/2014..............................      Aaa/AA        1,127,890
    1,000,000  DeKalb County, GA Water & Sewerage Rev., 5 1/4% due 10/1/2023..........................       Aa/AA          919,120
      700,000  DeKalb Private Hospital Authority, GA Rev. (Emory University Project),
                  6 3/4% due 4/1/2017.................................................................      Aa1/AA-         725,998
      300,000  DeKalb Private Hospital Authority, GA Rev. (Emory University Project), 7% due 4/1/2021.      Aa1/AA-         316,800
    1,000,000  Fayette County, GA School District G.O.'s, 6 1/8% due 3/1/2015.........................       Aa/A+        1,020,390
    1,500,000  Fulco Hospital Authority, GA Rev. (Georgia Baptist Health Care System Project),
                  6 3/8% due 9/1/2022.................................................................      Baa1/NR       1,411,080
    3,000,000  Fulton County, GA School District G.O.'s, 5 5/8% due 1/1/2021..........................       Aa/AA        2,888,220
    1,250,000  Gainesville, GA Water & Sewerage Rev., 5 1/4% due 11/15/2010...........................      Aaa/AAA       1,214,338
    2,975,000  Georgia Housing & Finance Authority Rev. (Single Family Mortgage),
                  5 1/4% due 12/1/2020................................................................      Aa/AA+        2,627,193
    3,000,000  Georgia Municipal Electric Authority Rev., 6% due 1/1/2026.............................      Aaa/AAA       2,974,800
    2,000,000  Georgia Municipal Gas Authority Rev. (Southern Storage Gas Project),
                  6.40% due 7/1/2014..................................................................       NR/A-        2,033,940
      425,000  Georgia Residential Finance Authority Homeownership Mortgage Rev.,
                  7.20% due 12/1/2011*................................................................      Aa/AA+          447,653
    1,000,000  Georgia State G.O.'s, 5 3/4% due 2/1/2011..............................................      Aaa/AA+       1,030,540
    1,500,000  Gwinnett County, GA Hospital Authority Rev. Anticipation Certificates
                  (Gwinnett Hospital System, Inc. Project), 5% due 9/1/2019...........................      Aaa/AAA       1,324,530
    1,000,000  Gwinnett County, GA School District G.O.'s, 6.40% due 2/1/2012.........................      Aa1/AA        1,097,230
      735,000  Gwinnett County, GA Water & Sewerage Authority Rev., 6 1/2% due 8/1/2006...............      Aa1/AA+         742,548
    1,500,000  Henry County School District, GA G.O.'s, 6.45% due 8/1/2011............................       A1/A+        1,628,475
    1,000,000  Metropolitan Atlanta Rapid Transit Authority, GA Sales Tax Rev., 7 1/4% due 7/1/2010...      A1/AA-        1,097,980
      500,000  Metropolitan Atlanta Rapid Transit Authority, GA Sales Tax Rev., 6 1/4% due 7/1/2018...      A1/AA-          522,340
    2,000,000  Monroe County, GA Development Authority Pollution Control Rev. (Georgia Power
                  Company Plant-- Scherer Project), 6% due 7/1/2025...................................      Aaa/AAA       1,983,320
    2,500,000  Private Colleges & Universities Authority, GA (Spelman College Project),
                  6.20% due 6/1/2014..................................................................      Aaa/AAA       2,566,450
      500,000  Private Colleges & Universities Authority, GA (Emory University Project),
                  6 7/8% due 5/1/2015.................................................................      Aa1/AA-         507,265
    1,500,000  Private Colleges & Universities Authority, GA (Mercer University Project),
                  6 1/2% due 11/1/2015................................................................      Aaa/AAA       1,646,130
    3,000,000  Private Colleges & Universities Authority, GA (Agnes Scott College Project),
                  5 5/8% due 6/1/2023.................................................................      Aa/AA-        2,879,940
      500,000  Private Colleges & Universities Authority, GA (Emory University Project),
                  6.40% due 10/1/2023.................................................................      Aa1/AA-         513,400
    2,000,000  Puerto Rico Highway & Transportation Authority Highway Rev., 5 1/2% due 7/1/2019.......      Baa1/A        1,850,260
    1,000,000  Putnam County, GA Development Authority Pollution Control Rev. (Georgia Power
                  Company Plant), 7 1/4% due 7/1/2021.................................................      Aaa/AAA       1,044,340

----------------
* Interest income earned from this security is subject to the federal alternative minimum tax.
+ Ratings have not been audited by Deloitte & Touche LLP.
See notes to financial statements.

====================================================================================================================================
Portfolios of Investments (continued)
------------------------------------------------------------------------------------------------------------------------------------

                                                     GEORGIA SERIES (continued)
    Face                                                                                                    Ratings      Market
   Amount                                           Municipal Bonds                                      Moody's/S&P+     Value
   ------                                           ---------------                                      ------------     -----
$  2,000,000   Savannah, GA Airport Rev., 6 1/4% due 1/1/2015*........................................      Aaa/AAA     $ 2,037,120
   3,505,000   Washington, GA Wilkes Payroll Development Authority Rev., Zero Coupon Bond
                  due 12/1/2021.......................................................................      Aaa/NR          577,449
                                                                                                                       ------------
Total Municipal Bonds (Cost $57,180,931)--97.2%.......................................................................   58,073,907
Variable Rate Demand Notes (Cost $500,000)--0.8%......................................................................      500,000
Other Assets Less Liabilities--2.0%...................................................................................    1,183,528
                                                                                                                       ------------
NET ASSETS--100.0% ................................................................................................... $ 59,757,435
                                                                                                                       ============



                                                          LOUISIANA SERIES
    Face                                                                                                    Ratings      Market
   Amount                                           Municipal Bonds                                      Moody's/S&P+     Value
   ------                                           ---------------                                      ------------     -----
$  1,055,000   Alexandria, LA Utilities Rev., 5.30% due 5/1/2013......................................      Aaa/AAA      $  991,710
   3,000,000   Bastrop, LA Industrial Development Board Pollution Control Rev. (International Paper
                  Company Project), 6.90% due 3/1/2007................................................       A3/A-        3,208,980
   2,420,000   East Baton Rouge Parish, LA Mortgage Finance Authority (Single Family
                  Mortgage Rev.), 5.40% due 10/1/2025.................................................      Aaa/NR        2,125,075
   1,000,000   East Baton Rouge Parish, LA Public Improvement Sales & Use Tax Rev.,
                  7 1/4% due 2/1/2009.................................................................      Aaa/AAA       1,098,520
   3,000,000   East Baton Rouge Parish, LA Public Improvement Sales & Use Tax Rev.,
                  5.90% due 2/1/2018..................................................................      Aaa/AAA       2,963,040
   3,500,000   East Baton Rouge Parish, LA  Sales Tax Rev., 4.90% due 2/1/2016........................      Aaa/AAA       3,088,260
   2,000,000   Houma, LA Utilities Rev., 6 1/4% due 1/1/2012..........................................      Aaa/AAA       2,078,020
   2,000,000   Jefferson Parish, LA Home Mortgage Authority (Single Family Mortgage Rev.),
                  6% due 12/1/2024*...................................................................       Aa/NR        1,877,160
   1,000,000   Jefferson Parish School Board, LA Sales Tax School Bonds, 6 1/4% due 2/1/2008..........      Aaa/AAA       1,053,630
   1,250,000   Lafayette, LA Public Improvement Sales Tax Rev., 5 1/2% due 3/1/2009...................      Aaa/AAA       1,246,400
   3,000,000   Lafayette, LA Public Improvement Sales Tax Rev., 5.20% due 5/1/2011....................      Aaa/AAA       2,828,490
   2,000,000   Louisiana Public Facilities Authority Hospital Rev. (Southern Baptist Hospitals Inc. Project),
                  6.80% due 5/15/2012.................................................................      Aaa/AAA       2,273,420
   2,250,000   Louisiana Public Facilities Authority Hospital Rev. (General Health Inc.),
                  6 1/2% due 11/1/2014................................................................      Aaa/AAA       2,304,810
   1,000,000   Louisiana Public Facilities Authority Hospital Rev. (Daughters of Charity Health
                  Systems--Hotel Dieu), 9 3/4% due 2/1/2015............................................       Aa/NR       1,039,170
   2,000,000   Louisiana Public Facilities Authority Hospital Rev. (Our Lady of Lourdes Regional
                  Medical Center Project), 6.45% due 2/1/2022.........................................      Aaa/AAA       2,060,520
   3,000,000   Louisiana Public Facilities Authority Hospital Rev. (General Health Inc.),
                  6% due 11/1/2022....................................................................      Aaa/AAA       2,960,250
   2,500,000   Louisiana Public Facilities Authority Rev. (Sisters of Mercy Health System, St. Louis, Inc.),
                  7 3/8% due 6/1/2019.................................................................      Aaa/AA        2,796,575
   1,900,000   Louisiana Public Facilities Authority Rev. (Sisters of Mercy Health System, St. Louis, Inc.),
                  5% due 6/1/2019.....................................................................       Aa/AA        1,670,005
   3,000,000   Louisiana Public Facilities Authority Rev. (Tulane University), 5 3/4% due 2/15/2021...      Aaa/AAA       2,917,830


----------------
* Interest income earned from this security is subject to the federal alternative minimum tax.
+ Ratings have not been audited by Deloitte & Touche LLP.
See notes to financial statements.

====================================================================================================================================
                                                                                                                  September 30, 1995
------------------------------------------------------------------------------------------------------------------------------------
                                                    LOUISIANA SERIES (continued)
    Face                                                                                                    Ratings      Market
   Amount                                           Municipal Bonds                                      Moody's/S&P+     Value
   ------                                           ---------------                                      ------------     -----
$  4,000,000   Louisiana State G.O.'s, 6 1/2% due 5/1/2011............................................      Aaa/AAA     $ 4,245,720
   1,000,000   Louisiana State University & Agricultural & Mechanical College Auxiliary Rev.,
                  5 3/4% due 7/1/2014.................................................................      Aaa/AAA         984,120
     190,000   Ouachita Parish, LA Industrial Development Rev. (International Paper Company),
                  6 1/2% due 4/1/2006.................................................................       NR/NR          189,141
     500,000   Saint Bernard Parish, LA Water and Sewer Commission Water & Sewer Rev.,
                  8% due 8/1/2006.....................................................................      Aaa/AAA         526,565
   1,250,000   Saint Charles Parish, LA Environmental Improvement Rev. (Louisiana Power
                  and Light Company Project), 6.20% due 5/1/2023*.....................................     Baa2/BBB       1,170,262
   2,960,000   Saint Charles Parish, LA Waterworks & Wastewater District Utility Rev.,
                  7.15% due 7/1/2016..................................................................      Aaa/AAA       3,309,606
   1,000,000   Saint Tammany, LA Public Trust Financing Authority (Single Family Mortgage Rev.),
                  7.20% due 7/1/2010..................................................................      NR/AAA        1,062,700
   1,555,000   Shreveport, LA G.O.'s, 7 1/2% due 4/1/2006.............................................      Aaa/AAA       1,747,742
   2,000,000   Shreveport, LA Water & Sewer Rev., 7 1/8% due 12/1/2014................................      Aaa/AAA       2,127,760
   2,050,000   Sulphur, LA Housing & Mortgage Finance Trust (Residential Mortgage Rev.),
                  7 1/4% due 12/1/2010................................................................      Aaa/AAA       2,248,789
   3,000,000   Tangipahoa Parish, LA Hospital Service District No. 1 Rev. (Northoaks Medical Center),
                  6 1/4% due 2/1/2024.................................................................      Aaa/AAA       3,045,270
                                                                                                                       ------------
Total Municipal Bonds (Cost $59,271,306)--98.1%.......................................................................   61,239,540
Variable Rate Demand Notes (Cost $200,000)--0.3%......................................................................      200,000
Other Assets Less Liabilities--1.6%...................................................................................    1,013,452
                                                                                                                       ------------
NET ASSETS--100.0% ................................................................................................... $ 62,452,992
                                                                                                                       ============

                                                               MARYLAND SERIES
    Face                                                                                                    Ratings      Market
   Amount                                           Municipal Bonds                                      Moody's/S&P+     Value
   ------                                           ---------------                                      ------------     -----
$  3,000,000   Anne Arundel County, MD Pollution Control Rev. (Baltimore Gas and
                  Electric Company Project), 6% due 4/1/2024..........................................       A2/A       $ 2,995,890
   2,000,000   Baltimore, MD Consolidated Public Improvement G.O.'s, 6 3/8% due 10/15/2006............      Aaa/AAA       2,241,960
   2,500,000   Baltimore, MD Port Facilities Rev. (Consolidated Coal Sales Co. Project),
                  6 1/2% due 10/1/2011................................................................      Aa3/AA        2,710,800
   2,000,000   Frederick County, MD Public Facilities G.O.'s, 6.30% due 7/1/2011......................      Aaa/AA-       2,221,640
   2,000,000   Howard County, MD Metropolitan District Project G.O.'s, 5 1/2% due 8/15/2022...........      Aa1/AA+       1,905,580
   4,000,000   Maryland Capital Improvement G.O.'s, 5.20% due 4/15/2006...............................      Aaa/AAA       4,081,320
   1,000,000   Maryland Community Development Administration Dept. of Economic & Community
                  Development (Single Family Program), 7 3/4% due 4/1/2009............................       Aa/NR        1,050,780
   2,000,000   Maryland Community Development Administration Dept. of Housing & Community
                  Development (Multi-Family Housing), 7.70% due 5/15/2020*............................       Aa/NR        2,141,220
   2,500,000   Maryland Community Development Administration Dept. of Housing & Community
                  Development (Single Family Program), 6.80% due 4/1/2024*............................       Aa/NR        2,568,550


----------------
* Interest income earned from this security is subject to the federal alternative minimum tax.
+ Ratings have not been audited by Deloitte & Touche LLP.
See notes to financial statements.

====================================================================================================================================
Portfolios of Investments (continued)
------------------------------------------------------------------------------------------------------------------------------------

                                                     MARYLAND SERIES (continued)
    Face                                                                                                    Ratings      Market
   Amount                                           Municipal Bonds                                      Moody's/S&P+     Value
   ------                                           ---------------                                      ------------     -----
$  2,500,000   Maryland Community Development Administration Dept. of Housing & Community
                  Development (Multi-Family Housing), 6.70% due 5/15/2027.............................       Aa/NR      $ 2,558,850
   3,000,000   Maryland Health & Higher Educational Facilities Authority Rev. (Johns Hopkins
                  University), 7 1/2% due 7/1/2020....................................................      Aa1/AA-       3,299,190
   2,750,000   Maryland Health & Higher Educational Facilities Authority Rev. (Ann Arundel Medical
                  Center), 5% due 7/1/2023............................................................      Aaa/AAA       2,390,218
   2,000,000   Maryland Health & Higher Educational Facilities Authority Rev. (Suburban Hospital),
                  5 1/8% due 7/1/2021.................................................................       A1/A         1,697,780
   3,000,000   Maryland Health & Higher Educational Facilities Authority Rev. (Francis Scott Key
                  Medical Center), 5% due 7/1/2023....................................................      Aaa/AAA       2,607,510
   1,000,000   Maryland National Capital Park & Planning Commission G.O.'s (Prince George's County),
                  6.90% due 7/1/2010..................................................................       Aa/AA        1,089,680
   2,000,000   Maryland Transportation Authority Rev. (Baltimore/Washington International
                  Airport Project), 6 1/4% due 7/1/2014*..............................................      Aaa/AAA       2,061,340
   3,000,000   Maryland Transportation Authority Rev. Transportation Facilities Projects, 5 3/4%
                  due 7/1/2015........................................................................       A1/A+        2,947,590
   1,000,000   Maryland Water Quality Financing Administration Revolving Loan Fund Rev.,
                  6.70% due 9/1/2013..................................................................       Aa/AA        1,123,560
   1,000,000   Maryland Water Quality Financing Administration Revolving Loan Fund Rev.,
                  7.10% due 9/1/2013..................................................................       Aa/AA        1,143,540
   2,500,000   Montgomery County, MD Consolidated Public Improvement G.O.'s,
                  4.90% due 10/1/2013.................................................................      Aaa/AAA       2,268,775
     220,000   Montgomery County, MD Housing Opportunities Commission (Multi-Family
                  Housing Rev.), 9 3/8% due 7/1/2015..................................................       Aa/NR          224,400
     455,000   Montgomery County, MD Housing Opportunities Commission (Single Family
                  Mortgage Rev.), 7 3/8% due 7/1/2017.................................................       Aa/NR          484,088
   2,000,000   Northeast Maryland Waste Disposal Authority Solid Waste Rev. (Montgomery County
                  Resource Recovery Project), 6.30% due 7/1/2016*.....................................       A/NR         2,014,200
     280,000   Puerto Rico Housing Finance Corporation (Single Family Mortgage Rev. Portfolio 1),
                  7.80% due 10/15/2021................................................................      Aaa/AAA         298,757
   1,000,000   Puerto Rico Housing Finance Corporation (Single Family Mortgage Rev. Portfolio 1-C),
                  6.85% due 10/15/2023................................................................      Aaa/AAA       1,046,380
   1,500,000   University of Maryland Auxiliary Facilities and Tuition Rev., 6 1/2% due 4/1/2011......      NR/AAA        1,646,940
   2,500,000   Washington Suburban Sanitary District, MD, 6 1/2% due 1/1/2016.........................      Aa1/AA        2,663,800
                                                                                                                       ------------
Total Municipal Bonds (Cost $51,563,137)--94.0%.......................................................................   53,484,338
Variable Rate Demand Notes (Cost $2,400,000)--4.2%....................................................................    2,400,000
Other Assets Less Liabilities--1.8%...................................................................................    1,035,695
                                                                                                                       ------------
NET ASSETS--100.0% ................................................................................................... $ 56,920,033
                                                                                                                       ============

----------------
* Interest income earned from this security is subject to the federal alternative minimum tax.
+ Ratings have not been audited by Deloitte & Touche LLP.
See notes to financial statements.

====================================================================================================================================
                                                                                                                  September 30, 1995
------------------------------------------------------------------------------------------------------------------------------------

                                                        MASSACHUSETTS SERIES
    Face                                                                                                    Ratings      Market
   Amount                                           Municipal Bonds                                      Moody's/S&P+     Value
   ------                                           ---------------                                      ------------     -----
$  5,000,000   Boston, MA Water & Sewer Commission General Rev., 5 1/4% due 11/1/2019.................        A/A       $ 4,554,750
   2,000,000   Boston, MA Water & Sewer Commission General Rev., 7 1/8% due 11/1/2009.................      Aaa/AAA       2,239,280
   3,000,000   Boston, MA Water & Sewer Commission General Rev., 7.10% due 11/1/2019..................      Aaa/AAA       3,356,130
   5,000,000   Massachusetts Bay Transportation Authority Transportation System Rev.,
                  6.10% due 3/1/2023..................................................................       A1/A+        4,999,700
   1,665,000   Massachusetts Education Loan Authority Education Loan Rev., 8% due 6/1/2002............      NR/AAA        1,743,172
   3,000,000   Massachusetts Health & Educational Facilities Authority Rev. (Daughters of Charity
                  National Health Systems--Carney Hospital), 6% due 7/1/2009..........................       Aa/NR        3,054,390
   2,500,000   Massachusetts Health & Educational Facilities Authority Rev. (Daughters of Charity
                  National Health Systems--Carney Hospital), 6.10% due 7/1/2014.......................       Aa/NR        2,521,250
     915,000   Massachusetts Health & Educational Facilities Authority Rev. (Youville Hospital),
                  9.10% due 8/1/2015..................................................................       NR/NR          952,176
   7,500,000   Massachusetts Health & Educational Facilities Authority Rev. (Harvard University),
                  5 1/2% due 12/1/2015................................................................      Aaa/AAA       7,364,925
   2,500,000   Massachusetts Health & Educational Facilities Authority Rev. (Lahey Clinic
                  Medical Center), 7 5/8% due 7/1/2018................................................      Aaa/AAA       2,763,550
   5,000,000   Massachusetts Health & Educational Facilities Authority Rev. (Newton-Wellesley
                  Hospital), 6% due 7/1/2018..........................................................      Aaa/AAA       4,968,750
   3,295,000   Massachusetts Health & Educational Facilities Authority Rev. (Tufts University),
                  7.40% due 8/1/2018..................................................................      AAA/A+        3,630,826
     705,000   Massachusetts Health & Educational Facilities Authority Rev. (Tufts University),
                  7.40% due 8/1/2018..................................................................       A1/A+          778,257
   2,500,000   Massachusetts Health & Educational Facilities Authority Rev. (Suffolk University),
                  8 1/8% due 7/1/2020.................................................................      Baa/BBB       2,890,850
   2,000,000   Massachusetts Health & Educational Facilities Authority Rev. (Boston College),
                  6 5/8% due 7/1/2021.................................................................      Aaa/AAA       2,123,420
   1,000,000   Massachusetts Health & Educational Facilities Authority Rev. (Suffolk University),
                  6.35% due 7/1/2022..................................................................      NR/AAA        1,024,120
   5,000,000   Massachusetts Health & Educational Facilities Authority Rev. (Brigham & Women's
                  Hospital), 6 3/4% due 7/1/2024......................................................       A1/A+        5,194,650
   3,000,000   Massachusetts Health & Educational Facilities Authority Rev. (New England
                  Medical Center), 5 3/8% due 7/1/2024................................................      Aaa/AAA       2,767,320
   1,000,000   Massachusetts Health & Educational Facilities Authority Rev. (New England
                  Medical Center), 6 5/8% due 7/1/2025................................................      Aaa/AAA       1,060,820
   1,600,000   Massachusetts Housing Finance Agency Rev. (Residential Development),
                  6 1/4% due 11/15/2012...............................................................      Aaa/AAA       1,613,120
   4,705,000   Massachusetts Housing Finance Agency Rev. (Single Family Housing Rev.),
                  7.30% due 6/1/2014..................................................................       Aa/A+        4,878,332
   3,195,000   Massachusetts Industrial Finance Agency Rev. (Phillips Academy), 5 3/8% due 9/1/2023...      Aa1/AA        2,946,110
     755,000   Massachusetts Municipal Wholesale Electric Company Power Supply System Rev.,
                  6 3/4% due 7/1/2017.................................................................      A/BBB+          798,820
   2,450,000   Massachusetts Special Obligation Rev. (Highway Improvement Loan), 6% due 6/1/2013......       A1/AA        2,459,089
   2,500,000   Massachusetts Special Obligation Rev. (Highway Improvement Loan),
                  5.80% due 6/1/2014..................................................................      A1/AA-        2,463,325
   5,000,000   Massachusetts State Consolidated Loan G.O.'s, 7% due 12/1/2010.........................      Aaa/A+        5,575,550



----------------
+ Ratings have not been audited by Deloitte & Touche LLP.
See notes to financial statements.

====================================================================================================================================
Portfolios of Investments (continued)
------------------------------------------------------------------------------------------------------------------------------------

                                                  MASSACHUSETTS SERIES (continued)
    Face                                                                                                    Ratings      Market
   Amount                                           Municipal Bonds                                      Moody's/S&P+     Value
   ------                                           ---------------                                      ------------     -----
$  5,000,000   Massachusetts State Consolidated Loan G.O.'s, 5 3/4% due 5/1/2012......................      Aaa/AAA     $ 5,040,100
   5,000,000   Massachusetts State Consolidated Loan G.O.'s, 4 7/8% due 10/1/2013.....................       A1/A+        4,466,750
   8,475,000   Massachusetts State Port Authority Rev., 7 1/8% due 7/1/2012...........................       Aa/AA        8,590,684
   5,500,000   Massachusetts State Water Resources Authority Rev., 6% due 8/1/2024....................      Aaa/AAA       5,462,105
   5,000,000   Massachusetts Turnpike Authority Turnpike Rev., 5 1/8% due 1/1/2023....................      Aaa/AAA       4,434,200
     730,000   Puerto Rico Electric Power Authority Power Rev., 7 1/8% due 7/1/2014...................      Baa1/A-         790,481
   1,000,000   Puerto Rico Highway & Transportation Authority Highway Rev., 5 1/2% due 7/1/2019.......      Baa1/A          925,130
   2,750,000   Puerto Rico Port Authority Rev., 6% due 7/1/2021*......................................      Aaa/AAA       2,749,670
   1,230,000   Virgin Islands Port Authority Rev. (Marine Division), 10 1/8% due 11/1/2005............       NR/NR        1,262,029
                                                                                                                       ------------
Total Municipal Bonds (Cost $109,246,218)--96.4%......................................................................  112,443,831
Variable Rate Demand Notes (Cost $2,400,000)--2.1%....................................................................    2,400,000
Other Assets Less Liabilities--1.5%...................................................................................    1,757,580
                                                                                                                       ------------
NET ASSETS--100.0% ................................................................................................... $116,601,411
                                                                                                                       ============


                                                           MICHIGAN SERIES
    Face                                                                                                    Ratings      Market
   Amount                                           Municipal Bonds                                      Moody's/S&P+     Value
   ------                                           ---------------                                      ------------     -----
$  5,000,000   Capital Region Airport Authority, MI Airport Rev., 6.70% due 7/1/2021*.................      Aaa/AAA     $ 5,294,400
   5,000,000   Clarkston Community Schools, MI G.O.'s, 5 3/4% due 5/1/2016............................      Aaa/AAA       4,946,150
   5,000,000   Detroit, MI Distributable State Aid G.O.'s, 7.20% due 5/1/2009.........................      Aaa/AAA       5,554,150
   6,000,000   Detroit, MI Water Supply System Rev., 6 1/4% due 7/1/2012..............................      Aaa/AAA       6,224,280
   1,500,000   Eastern Michigan University Rev. (Board of Regents), 6 3/8% due 6/1/2014...............      Aaa/AAA       1,558,935
   3,000,000   Grand Haven, MI Electric System Rev., 5 1/4% due 7/1/2013..............................      Aaa/AAA       2,802,510
   7,000,000   Grand Rapids, MI Water Supply System Rev., 5 3/4% due 1/1/2018.........................      Aaa/AAA       6,785,800
   1,000,000   Grand Traverse County, MI Hospital Finance Authority (Munson Healthcare
                  Obligated Group), 6 1/4% due 7/1/2012...............................................      Aaa/AAA       1,032,510
   1,500,000   Grand Traverse County, MI Hospital Finance Authority (Munson Healthcare
                  Obligated Group), 6 1/4% due 7/1/2022...............................................      Aaa/AAA       1,525,065
   3,240,000   Holland School District, MI G.O.'s, 6 1/4% due 5/1/2007................................      Aaa/AAA       3,479,404
   3,000,000   Holland School District, MI G.O.'s (School Building and Site Bonds), 7 3/8% due 5/1/2019     NR/NR         3,250,440
   3,000,000   Jackson County, MI Hospital Finance Authority Rev. (W.A. Foote Memorial Hospital),
                  7 1/4% due 6/1/2012.................................................................       NR/NR        3,196,440
   4,000,000   Jackson County, MI Hospital Finance Authority Rev. (W.A. Foote Memorial Hospital),
                  5 1/4% due 6/1/2023.................................................................      Aaa/AAA       3,587,080
   5,000,000   Kent County, MI Airport Rev., 6.10% due 1/1/2025*......................................      Aa/AAA        5,007,450
   1,250,000   Kent County, MI Building Authority G.O.'s (Correctional Facility Improvements),
                  6% due 12/1/2009....................................................................      Aa/AAA        1,300,762
   5,000,000   Kent County, MI Refuse Disposal System G.O.'s, 8.40% due 11/1/2010.....................      Aa/AAA        5,525,800
   2,775,000   Kentwood, MI Public Schools Building & Site G.O.'s, 6.40% due 5/1/2015.................       Aa/A+        2,876,676
   1,250,000   Lansing, MI Water Supply & Electric Utility System Rev., 5 3/4% due 7/1/2002...........       Aa/AA        1,294,587


----------------
* Interest income earned from this security is subject to the federal alternative minimum tax.
+ Ratings have not been audited by Deloitte & Touche LLP.
See notes to financial statements.

====================================================================================================================================
                                                                                                                  September 30, 1995
------------------------------------------------------------------------------------------------------------------------------------

                                                     MICHIGAN SERIES (continued)
    Face                                                                                                    Ratings      Market
   Amount                                           Municipal Bonds                                      Moody's/S&P+     Value
   ------                                           ---------------                                      ------------     -----
$  1,250,000   Lansing, MI Water Supply & Electric Utility System Rev., 5 3/4% due 7/1/2003...........       Aa/AA      $ 1,292,650
   2,750,000   Michigan Municipal Bond Authority Rev. (Local Government Loan Program),
                  4 3/4% due 12/1/2009................................................................      Aaa/AAA       2,530,743
   4,000,000   Michigan Municipal Bond Authority Rev. (Local Government Loan Program--Group 2),
                  7.30% due 5/1/2016..................................................................      NR/AAA        4,157,360
   3,000,000   Michigan Public Power Agency Rev. (Belle River Project), 5 1/4% due 1/1/2018...........      A1/AA-        2,766,750
   2,500,000   Michigan State Building Authority Series II, 6% due 10/1/2009..........................      Aaa/AAA       2,565,750
   4,000,000   Michigan State Building Authority Rev., 6 1/4% due 10/1/2020...........................      A1/AA-        4,042,520
   1,750,000   Michigan State Comprehensive Transportation Rev., 7 5/8% due 5/1/2011..................      A1/AA-        1,930,320
   2,500,000   Michigan State Comprehensive Transportation Rev., 7 3/4% due 8/1/2011..................       NR/NR        2,581,200
   6,500,000   Michigan State G.O.'s (Environmental Protection Program), 5.40% due 11/1/2019..........       A1/AA        6,021,535
   2,000,000   Michigan State Hospital Finance Authority Hospital Rev. (Sparrow Obligated Group),
                  6 1/2% due 11/15/2011...............................................................      Aaa/AAA       2,094,800
   5,000,000   Michigan State Hospital Finance Authority Hospital Rev. (St. John Hospital),
                  5 3/4% due 5/15/2016................................................................      Aaa/AAA       4,904,900
   5,000,000   Michigan State Hospital Finance Authority Hospital Rev. (Henry Ford Health System),
                  5 3/4% due 9/1/2017.................................................................      Aaa/AAA       4,848,300
   1,250,000   Michigan State Hospital Finance Authority Hospital Rev. (Crittenton Hospital),
                  6 3/4% due 3/1/2020.................................................................      Aaa/AAA       1,321,050
   1,000,000   Michigan State Hospital Finance Authority Hospital Rev. (Daughters of Charity National
                  Health System--Providence Hospital), 7% due 11/1/2021...............................       Aa/NR        1,071,670
   5,000,000   Michigan State Hospital Finance Authority Hospital Rev. (Detroit Medical Center),
                  6 1/2% due 8/15/2018................................................................        A/A         5,032,050
   2,500,000   Michigan State Housing Development Authority Rev. (Single Family Mortgage),
                  6.80% due 12/1/2016.................................................................      NR/AA+        2,604,000
   5,000,000   Michigan State Housing Development Authority Rev. (Rental Housing),
                  6.65% due 4/1/2023..................................................................       NR/A+        5,101,650
   3,000,000   Michigan State Strategic Fund Pollution Control Rev. (Detroit Edison Company),
                  6 1/2% due 2/15/2016................................................................      Aaa/AAA       3,155,310
   5,000,000   Michigan State Strategic Fund Pollution Control Rev. (General Motors Corp.),
                  6.20% due 9/1/2020..................................................................      Aa/BBB+       5,020,500
   5,000,000   Michigan State Trunk Line Rev., 5 1/2% due 10/1/2021...................................      A1/AA-        4,660,350
   2,000,000   Midland, MI Water Supply System Rev., 7.20% due 4/1/2010...............................       A/A+         2,147,940
   5,000,000   University of Michigan Hospital Rev., 6 3/8% due 12/1/2024.............................       Aa/AA        5,077,300
   5,000,000   Wayne, MI State University Rev., 5.65% due 11/15/2015..................................      Aaa/AAA       4,867,800
   3,000,000   Wyandotte, MI Electric Rev., 6 1/4% due 10/1/2017......................................      Aaa/AAA       3,085,170
                                                                                                                       ------------
Total Municipal Bonds (Cost $141,921,528)--97.0%......................................................................  148,124,057
Variable Rate Demand Notes (Cost $2,000,000)--1.3%....................................................................    2,000,000
Other Assets Less Liabilities--1.7%...................................................................................    2,637,109
                                                                                                                       ------------
NET ASSETS--100.0% ................................................................................................... $152,761,166
                                                                                                                       ============

----------------
+ Ratings have not been audited by Deloitte & Touche LLP.
See notes to financial statements.

====================================================================================================================================
Portfolios of Investments (continued)
------------------------------------------------------------------------------------------------------------------------------------

                                                          MINNESOTA SERIES
    Face                                                                                                    Ratings      Market
   Amount                                           Municipal Bonds                                      Moody's/S&P+     Value
   ------                                           ---------------                                      ------------     -----
$  6,250,000   Becker, MN Pollution Control Rev. (Northern States Power Company),
                  6.80% due 4/1/2007..................................................................       A2/A+      $ 6,727,375
   2,000,000   Breckenridge, MN Hospital Facility Rev. (Franciscan Sisters Health Care, Inc.),
                  9 3/8% due 9/1/2017.................................................................       NR/NR        2,221,660
   3,000,000   Dakota County, MN G.O.'s Capital Improvement, 7.30% due 2/1/2008.......................       A1/NR        3,195,870
   5,000,000   Edina, MN Housing Development Rev. (Edina Park Plaza Project), 7.70% due 12/1/2028.....       Aa/NR        5,297,650
   2,000,000   Goodhue County, MN Hospital Facilities Rev. (St. John's Regional Health Center),
                  8 3/4% due 9/1/2016.................................................................       NR/NR        2,204,360
   1,200,000   Lakeville, MN Independent School District No. 194 G. O.'s, 6.70% due 2/1/2015..........      Aaa/AAA       1,288,584
     700,000   Lewiston, MN First Mortgage Nursing Home Rev. (Deloughery Home Project),
                  9.80% due 1/15/2013.................................................................       NR/A-          757,498
   7,500,000   Minneapolis, MN Community Development Agency Tax Increment Rev., Zero Coupon
                  Bond due 9/1/2003...................................................................      Aaa/AAA       5,067,675
   5,500,000   Minneapolis, MN Community Development Agency Tax Increment Rev., Zero Coupon
                  Bond due 9/1/2004...................................................................      Aaa/AAA       3,506,250
   3,000,000   Minneapolis-St. Paul Metropolitan Area (Metropolitan Council of the Twin Cities), MN,
                  5 1/2% due 12/1/2006................................................................      Aaa/AAA       3,008,370
   1,400,000   Minneapolis-St. Paul Metropolitan Area (Metropolitan Council of the Twin Cities), MN,
                  5 1/2% due 12/1/2012................................................................      Aaa/AAA       1,380,764
   3,000,000   Minneapolis-St. Paul, MN Housing & Redevelopment Authority Health Care Rev.
                  (Children's Health Care), 5 1/2% due 8/15/2025......................................      Aaa/AAA       2,848,260
   5,500,000   Minneapolis, MN G.O.'s, 6 1/2% due 3/1/2013............................................      Aaa/AAA       5,739,250
   2,000,000   Minneapolis, MN Hospital Facilities Rev. (Lifespan, Inc.--Abbott-Northwestern
                  Hospital, Inc.), 7 7/8% due 12/1/2014...............................................      Aaa/AAA       2,192,260
   1,500,000   Minneapolis, MN Tax Increment Rev., 7% due 3/1/2003....................................      Aaa/AAA       1,592,505
     940,000   Minnesota Housing Finance Agency (Housing Development), 6 1/4% due 2/1/2020............       A1/AA          944,117
   5,000,000   Minnesota Housing Finance Agency (Single Family Mortgage), 6.85% due 1/1/2024*.........      Aa/AA+        5,155,100
   5,500,000   Minnesota Public Facilities Authority Water Pollution Control Rev., 7.10% due 3/1/2012.      NR/AAA        6,012,600
   2,500,000   North Suburban Hospital District, MN Anoka & Ramsey Counties
                  Hospital Rev. (Health Central System Project), 10% due 10/1/2014....................      Aaa/NR        2,575,800
   5,000,000   Northern Municipal Power Agency, MN Electric System Rev., 7 1/4% due 1/1/2016..........        A/A         5,488,500
   2,500,000   Northern Municipal Power Agency, MN Electric System Rev., 7.40% due 1/1/2018...........      Aaa/AAA       2,772,325
   5,000,000   Olmsted County, MN Housing & Redevelopment Authority Public Facility Rev.,
                  7% due 2/1/2013.....................................................................      Aaa/AA+       5,571,900
   2,000,000   Ramsey & Washington Counties, MN Resource Recovery Rev. (Northern States Power
                  Company Project), 6 3/4% due 12/1/2006..............................................      A1/AA-        2,160,360
   4,000,000   Rochester, MN Health Care Facilities Rev. (Mayo Foundation/Mayo Medical Center),
                  7.45% due 11/15/2006................................................................      NR/AA+        4,526,840
   4,500,000   Rochester, MN Health Care Facilities Rev. (Mayo Foundation/Mayo Medical Center),
                  6 1/4% due 11/15/2014...............................................................      NR/AA+        4,644,720
   1,000,000   Rochester, MN Health Care Facilities Rev. (Mayo Foundation/Mayo Medical Center),
                  6 1/4% due 11/15/2021...............................................................      NR/AA+        1,024,340
   1,275,000   Saint Cloud, MN Hospital Facilities Rev. (Saint Cloud Hospital), 6 3/4% due 7/1/2011...      Aaa/AAA       1,379,116
   2,000,000   Saint Cloud, MN Hydroelectric Generation Facility Gross Rev., 7 3/8% due 12/16/2018....       NR/A-        2,102,200


----------------
* Interest income earned from this security is subject to the federal alternative minimum tax.
+ Ratings have not been audited by Deloitte & Touche LLP.
See notes to financial statements.

====================================================================================================================================
                                                                                                                  September 30, 1995
------------------------------------------------------------------------------------------------------------------------------------

                                                    MINNESOTA SERIES (continued)
    Face                                                                                                    Ratings      Market
   Amount                                           Municipal Bonds                                      Moody's/S&P+     Value
   ------                                           ---------------                                      ------------     -----
$  1,575,000   Saint Paul, MN Housing & Redevelopment Authority Healthcare Facility Rev.
                  (Children's Hospital), 7% due 12/1/2019.............................................       A/A+       $ 1,671,784
     301,897   Saint Paul, MN Science Museum Facilities Rev. (Science Museum of Minnesota Project),
                  7 1/2% due 12/15/2001...............................................................      NR/AAA          328,471
   5,000,000   Saint Paul Port Authority and the Housing & Redevelopment Authority of the City
                  of St. Paul, MN (Rental Housing), 7% due 9/1/2022...................................      NR/CCC        3,422,550
     765,000   Saint Paul Port Authority, MN Industrial Development Rev. Series E, 9 1/8% due 10/1/2010     NR/CCC          683,726
   4,125,000   Saint Paul Port Authority, MN Industrial Development Rev. Series L, 7 1/2% due 12/1/2010     NR/CCC        3,182,025
     685,000   Saint Paul Port Authority, MN Industrial Development Rev. Series V, 10 1/4%
                  due 12/1/2013.......................................................................      NR/CCC          668,313
     250,000   Saint Paul Port Authority, MN Industrial Development Rev. Series H, 9 1/8% due 12/1/2014     NR/CCC          220,865
   1,500,000   Saint Paul Port Authority, MN Industrial Development Rev. Series I, 9 1/8% due 12/1/2014     NR/CCC        1,325,190
     250,000   Saint Paul Port Authority, MN Industrial Development Rev. Series L, 9 3/4% due 12/1/2014     NR/CCC          233,608
     750,000   Saint Paul Port Authority, MN Industrial Development Rev. Series M, 7% due 12/1/2016...      NR/CCC          526,080
   1,500,000   Southern Minnesota Municipal Power Agency--Power Supply System Rev.,
                  5 3/4% due 1/1/2018.................................................................       A/A+         1,448,730
     750,000   Southern Minnesota Municipal Power Agency--Power Supply System Rev.,
                  5 3/4% due 1/1/2018.................................................................      Aaa/AAA         751,785
   1,500,000   Southern Minnesota Municipal Power Agency--Power Supply System Rev.,
                  4 3/4% due 1/1/2016.................................................................       A/A+         1,278,600
   5,000,000   University of Minnesota G.O.'s, 7 3/4% due 2/1/2010....................................      Aa/AAA        5,163,450
   3,500,000   Washington County, MN G.O.'s, 5.90% due 2/1/2010.......................................      Aa/AA-        3,555,020
   3,000,000   Western Minnesota Municipal Power Agency--Power Supply Rev., 7% due 1/1/2013...........       A1/A         3,145,500
   9,580,000   Western Minnesota Municipal Power Agency--Power Supply Rev., 6 3/8% due 1/1/2016.......      Aaa/AAA       9,996,730
                                                                                                                       ------------
Total Municipal Bonds (Cost $122,177,451)--95.6%.....................................................................   128,988,676
                                                                                                                       ------------

                                                     Variable Rate Demand Notes
                                                    ----------------------------
   1,000,000   Gulf Coast Waste Disposal Authority, TX Solid Waste Disposal Rev. due 8/1/2023*........     VMIG-1/NR      1,000,000
     500,000   Jackson County, MS Individual Sewer Facilities Rev. (Chevron U.S.A. Inc. Project)
                  due 12/15/2024*.....................................................................      P-1/NR          500,000
     500,000   Lincoln County, WY Pollution Control Rev. (Exxon Project) due 11/1/2014................     P-1/A-1+         500,000
   4,900,000   New York State Energy Research & Development Authority (Niagara Mohawk)
                  due 7/1/2015........................................................................      NR/A-1+       4,900,000
                                                                                                                       ------------
Total Variable Rate Demand Notes (Cost $6,900,000)--5.1%..............................................................    6,900,000
                                                                                                                       ------------
Other Assets Less Liabilities--(0.7)%.................................................................................     (935,880)
                                                                                                                       ------------
NET ASSETS--100.0% ................................................................................................... $134,952,796
                                                                                                                       ============

----------------
* Interest income earned from this security is subject to the federal alternative minimum tax.
+ Ratings have not been audited by Deloitte & Touche LLP.
See notes to financial statements.

====================================================================================================================================
Portfolios of Investments (continued)
------------------------------------------------------------------------------------------------------------------------------------

                                                               MISSOURI SERIES
    Face                                                                                                    Ratings      Market
   Amount                                           Municipal Bonds                                      Moody's/S&P+     Value
   ------                                           ---------------                                      ------------     -----
$  2,000,000   Columbia, MO Water and Electric System Improvement Rev., 6 1/8% due 10/1/2012..........       A1/AA      $ 2,063,460
   1,500,000   Kansas City Metropolitan Community Colleges Building Corp., MO Rev. (The Junior
                  College District of Metropolitan Kansas City), 7 3/4% due 7/1/2006..................      Aaa/AAA       1,565,535
   3,775,000   Kansas City, MO Water Rev., 6 1/4% due 12/1/2009.......................................       Aa/AA        3,867,752
   2,875,000   Kansas City Municipal Assistance Corp., MO Leasehold Improvement Rev. (H. Roe Bartle
                  Convention Center Project), Zero Coupon Bond due 4/15/2009..........................      Aaa/AAA       1,342,826
     925,000   Kansas City Municipal Assistance Corp., MO Leasehold Improvement Rev. (H. Roe Bartle
                  Convention Center Project), Zero Coupon Bond due 4/15/2010..........................      Aaa/AAA         400,987
   1,250,000   Kansas City School District Building Corporation, MO Leasehold Rev., 6 1/2% due 2/1/2008     Aaa/AAA       1,340,763
   1,500,000   Kansas City School District Building Corporation, MO Leasehold Rev.,
                  7.90% due 2/1/2008..................................................................      Aaa/AAA       1,648,785
   1,000,000   Liberty, MO Waterworks Improvement Rev., 6.30% due 10/1/2012...........................      Aaa/AAA       1,043,040
   2,000,000   Little Blue Valley, MO Sewer District Rev., 7 1/4% due 10/1/2007.......................      Aaa/AAA       2,164,660
   1,000,000   Missouri School Boards Pooled Financing Program Certificates of Participation,
                  7 3/8% due 3/1/2006.................................................................      Aaa/AAA       1,075,870
   2,000,000   Missouri School Boards Pooled Financing Program Certificates of Participation,
                  7% due 3/1/2006.....................................................................      Aaa/AAA       2,138,040
   1,000,000   Missouri State Environmental Improvement & Energy Resources Authority Rev.
                  (State Revolving Fund Program), 6.55% due 7/1/2014..................................       Aa/NR        1,048,710
   2,500,000   Missouri State Environmental Improvement & Energy Resources Authority Rev.
                  (Union Electric Company Project), 5.45% due 10/1/2028*..............................      A1/AA-        2,203,075
   2,500,000   Missouri State Environmental Improvement & Energy Resources Authority--Water
                  Pollution Control Rev. (State Revolving Fund Program), 5.40% due 7/1/2015...........       Aa/NR        2,366,175
   2,000,000   Missouri State G.O.'s, 5 5/8% due 4/1/2017.............................................      Aaa/AAA       1,983,980
   2,500,000   Missouri State Health & Educational Facilities Authority Rev. (Lester E. Cox Medical
                  Centers Project), 5 1/4% due 6/1/2015...............................................      Aaa/AAA       2,334,125
   1,500,000   Missouri State Health & Educational Facilities Authority Rev. (Sisters of Mercy Health
                  System, St. Louis, Inc.), 6 1/4% due 6/1/2015.......................................       Aa/AA        1,518,825
   3,500,000   Missouri State Health & Educational Facilities Authority Rev. (SSM Health Care),
                  6 1/4% due 6/1/2016.................................................................      Aaa/AAA       3,581,865
   1,000,000   Missouri State Health & Educational Facilities Authority Rev. (Sisters of Mercy Health
                  System, St. Louis, Inc.), 7 1/4% due 6/1/2019.......................................      Aaa/AA        1,114,420
   1,000,000   Missouri State Health & Educational Facilities Authority Rev. (Sisters of Mercy Health
                  System, St. Louis, Inc.), 5% due 6/1/2019...........................................       Aa/AA          869,810
   2,500,000   Missouri State Health Facilities Rev. (Barnes-Jewish, Inc./Christian Health Services),
                  5 1/4% due 5/15/2021................................................................       Aa/AA        2,208,475
      90,000   Missouri State Housing Development Commission (Single Family Residential
                  Mortgage Rev.), 8% due 8/1/2013.....................................................      NR/AAA           95,470
     860,000   Missouri State Housing Development Commission Housing Development Bonds
                  (Federally Insured Mortgage Loans), 6% due 10/15/2019...............................      Aa/AA+          846,515
   1,500,000   St. Louis, MO Industrial Development Authority Pollution Control Rev. (Anheuser-Busch
                  Companies, Inc. Project), 6.65% due 5/1/2016........................................      A1/AA-        1,714,920
   2,400,000   Southeast Missouri Correctional Facility Lease Rev. (Missouri State Project),
                  5 3/4% due 10/15/2016...............................................................       Aa/AA        2,356,824
   3,000,000   Springfield, MO Public Utility Rev., 5 1/4% due 3/1/2007...............................       Aa/AA        3,024,120


----------------
* Interest income earned from this security is subject to the federal alternative minimum tax.
+ Ratings have not been audited by Deloitte & Touche LLP.
See notes to financial statements.

====================================================================================================================================
                                                                                                                  September 30, 1995
------------------------------------------------------------------------------------------------------------------------------------

                                                     MISSOURI SERIES (continued)
    Face                                                                                                    Ratings      Market
   Amount                                           Municipal Bonds                                      Moody's/S&P+     Value
   ------                                           ---------------                                      ------------     -----
$  2,500,000   Springfield, MO Waterworks Rev., 5.60% due 5/1/2023....................................       Aa/A+      $ 2,395,000
   2,750,000   University of Missouri University Revenues Refunding & Improvement Systems Facilities,
                  5 1/2% due 11/1/2023................................................................      Aa/AA+        2,603,398
                                                                                                                       ------------
Total Municipal Bonds (Cost $49,150,196)--98.5%.......................................................................   50,917,425
Variable Rate Demand Notes (Cost $200,000)--0.4%......................................................................      200,000
Other Assets Less Liabilities--1.1%...................................................................................      566,509
                                                                                                                       ------------
NET ASSETS--100.0% ................................................................................................... $ 51,683,934
                                                                                                                       ============


                                                           NEW YORK SERIES
    Face                                                                                                    Ratings      Market
   Amount                                           Municipal Bonds                                      Moody's/S&P+     Value
   ------                                           ---------------                                      ------------     -----
$  5,000,000   Metropolitan Transportation Authority, NY (Commuter Facilities Rev.),
                  6 1/2% due 7/1/2024.................................................................     Baa1/BBB+    $ 5,100,050
   2,500,000   Municipal Assistance Corporation for the City of New York, NY, 6.90% due 7/1/2007......      Aa/AA-        2,663,275
   4,000,000   New York City Municipal Water Finance Authority, NY Water & Sewer System Rev.,
                  5 3/4% due 6/15/2018................................................................      Aaa/AAA       3,886,040
   2,500,000   New York City, NY G.O.'s, 7 1/4% due 8/15/2024.........................................     Baa1/BBB+      2,616,125
   5,000,000   New York City, NY Health & Hospitals Corporation Health System,
                  5 3/4% due 2/15/2022................................................................      Aaa/AAA       4,847,850
   3,500,000   New York State Dormitory Authority Rev. (Rockefeller University), 7 3/8% due 7/1/2014..      Aaa/AAA       3,858,995
   5,000,000   New York State Dormitory Authority Rev. (Fordham University), 5 3/4% due 7/1/2015......      Aaa/AAA       4,947,100
   3,540,000   New York State Dormitory Authority Rev. (Colgate University), 6 1/2% due 7/1/2021......      Aaa/AAA       3,742,346
   5,000,000   New York State Dormitory Authority Rev. (Skidmore College), 5 3/8% due 7/1/2023........      Aaa/AAA       4,630,300
   4,500,000   New York State Energy Research & Development Authority Electric Facilities Rev.
                  (Consolidated Edison Co. NY Inc. Project), 7 1/2% due 1/1/2026*.....................       A1/A+        4,868,955
   2,500,000   New York State Energy Research & Development Authority Gas Facilities Rev.
                  (Brooklyn Union Gas), 6 3/4% due 2/1/2024*..........................................      Aaa/AAA       2,638,800
   3,000,000   New York State Environmental Facilities Corporation Pollution Control Rev.
                  (State Water--Revolving Fund), 6.90% due 11/15/2015.................................      Aaa/AAA       3,376,110
   3,000,000   New York State Housing Finance Agency Rev. (Phillips Village Project),
                  7 3/4% due 8/15/2017*...............................................................       A/NR         3,232,770
   3,500,000   New York State Local Government Assistance Corp., 6% due 4/1/2024......................        A/A         3,438,995
   4,000,000   New York State Medical Care Facilities Finance Agency Rev. (The Hospital for Special
                  Surgery), 6 3/8% due 8/15/2024......................................................       Aa/AA        4,082,960
   2,000,000   New York State Mortgage Agency (Homeownership Mortgage), 7 1/2% due 4/1/2016...........       Aa/NR        2,126,400
   5,000,000   New York State Power Authority General Purpose Rev., 6 1/2% due 1/1/2019...............      Aaa/AAA       5,283,450
   4,000,000   New York State Thruway Authority General Rev., 6% due 1/1/2025.........................      Aaa/AAA       4,006,040
   4,000,000   New York State Thruway Authority Local Highway and Bridge Service Contract Bonds,
                  7 1/4% due 1/1/2010.................................................................     Baa1/BBB       4,329,600
   2,500,000   Niagara Falls, NY Bridge Commission Toll Bridge System Rev., 5 1/4% due 10/1/2015......      Aaa/AAA       2,346,875


----------------
* Interest income earned from this security is subject to the federal alternative minimum tax.
+ Ratings have not been audited by Deloitte & Touche LLP.
See notes to financial statements.


====================================================================================================================================
Portfolios of Investments (continued)
------------------------------------------------------------------------------------------------------------------------------------

                                                     NEW YORK SERIES (continued)
    Face                                                                                                    Ratings      Market
   Amount                                           Municipal Bonds                                      Moody's/S&P+     Value
   ------                                           ---------------                                      ------------     -----
$  2,250,000   Port Authority of New York and New Jersey Consolidated Rev., 6 1/8% due 6/1/2094.......      A1/AA-      $ 2,311,875
   5,000,000   United Nations Development Corporation, NY (A Public Benefit Corporation of the State
                  of New York Senior Lien), 6% due 7/1/2026...........................................       A/NR         4,889,600
                                                                                                                       ------------
Total Municipal Bonds (Cost $80,762,259)--98.1%.......................................................................   83,224,511
Other Assets Less Liabilities--1.9%...................................................................................    1,640,528
                                                                                                                       ------------
NET ASSETS--100.0% ................................................................................................... $ 84,865,039
                                                                                                                       ============



                                                             OHIO SERIES
    Face                                                                                                    Ratings      Market
   Amount                                           Municipal Bonds                                      Moody's/S&P+     Value
   ------                                           ---------------                                      ------------     -----
$  2,000,000   Barberton, OH Sewer System Mortgage Rev., 6 5/8% due 12/1/2006.........................      Aaa/AAA     $ 2,130,020
   3,450,000   Big Walnut Local School District, OH School Building Construction & Improvement
                  G.O.'s, 7.20% due 6/1/2007..........................................................      Aaa/AAA       3,953,838
   3,000,000   Clermont County, OH Hospital Facilities Rev. (Mercy Health System), 5 7/8% due 1/1/2015      Aaa/AAA       2,994,510
   2,000,000   Cleveland, OH Waterworks Improvement Rev., 6% due 1/1/2017.............................       A1/A+        1,983,160
   2,250,000   Cleveland, OH Waterworks Improvement Rev., 6 1/2% due 1/1/2021.........................      Aaa/AAA       2,509,830
   5,000,000   Columbus, OH G.O.'s, 6 1/2% due 1/1/2010...............................................      Aa1/AA+       5,320,850
   4,500,000   Columbus, OH Municipal Airport Authority Rev. (Port Columbus International
                  Airport Project), 6% due 1/1/2020*..................................................      Aaa/AAA       4,493,745
   4,250,000   Dayton, OH James M. Cox Dayton International Airport Rev., 8 1/4% due 1/1/2016.........      Aaa/AAA       4,405,295
   3,000,000   Dayton, OH Water System Mortgage Rev., 6 3/4% due 12/1/2010............................      Aaa/AAA       3,196,890
   7,000,000   Erie County, OH Franciscan Services Corp. Rev. (Providence Hospital Inc.),
                  6% due 1/1/2013.....................................................................       NR/A-        6,808,760
   1,000,000   Euclid City School District, OH G.O.'s, 7.10% due 12/1/2011............................       A/NR         1,094,230
   7,750,000   Franklin County, OH G.O.'s, 5 3/8% due 12/1/2020.......................................      Aaa/AAA       7,384,898
   7,500,000   Franklin County, OH Hospital Rev. (Riverside United Methodist Hospital),
                  5 3/4% due 5/15/2020................................................................       Aa/NR        7,143,975
   5,000,000   Hamilton County, OH Health Care System Rev. (Sisters of Charity Health Care),
                  6 1/4% due 5/15/2014................................................................      Aaa/AAA       5,193,650
   5,000,000   Hamilton County, OH Sewer System Rev. (The Metropolitan Sewer District
                  of Greater Cincinnati), 7 1/2% due 12/1/2010........................................      NR/AAA        5,216,600
   8,000,000   Hamilton, OH Electric System Mortgage Rev., 6% due 10/15/2023..........................      Aaa/AAA       8,044,000
   4,000,000   Hudson Local School District, OH G.O.'s, 7.10% due 12/15/2013..........................       A1/NR        4,537,360
   1,095,000   Lake County, OH Hospital Improvement Rev. (Lake Hospital System Inc.),
                  8% due 1/1/2013.....................................................................      Aaa/AAA       1,165,474
   8,000,000   Lucas County, OH Hospital Improvement Rev. (The Toledo Hospital),
                  5% due 11/15/2010...................................................................      Aaa/AAA       7,406,080
   3,000,000   Lucas County, OH Hospital Rev. (Riverside Hospital Project), 7 5/8% due 6/1/2015.......     Baa1/BBB+      3,097,380
   1,000,000   Montgomery County, OH Rev. (Sisters of Charity Health Care Systems, Inc.),
                  6 5/8% due 5/15/2021................................................................      Aaa/AAA       1,059,640
   1,090,000   Mount Vernon, OH Hospital Rev. (Knox Community Hospital), 7 1/2% due 6/1/1996..........       NR/NR        1,112,040


----------------
* Interest income earned from this security is subject to the federal alternative minimum tax.
+ Ratings have not been audited by Deloitte & Touche LLP.
See notes to financial statements.

====================================================================================================================================
                                                                                                                  September 30, 1995
------------------------------------------------------------------------------------------------------------------------------------

                                                       OHIO SERIES (continued)
    Face                                                                                                    Ratings      Market
   Amount                                           Municipal Bonds                                      Moody's/S&P+     Value
   ------                                           ---------------                                      ------------     -----
$  5,000,000   Mount Vernon, OH Hospital Rev. (Knox Community Hospital), 7 7/8% due 6/1/2012..........       NR/NR      $ 5,213,800
   1,490,000   Napoleon, OH Health Care Facility Rev. (Lutheran Orphans' & Old Folks' Home Society),
                  10.70% due 7/15/2015................................................................       NR/NR        1,609,051
   1,500,000   Northeast Ohio Regional Sewer District Wastewater Improvement Rev.,
                  6 1/2% due 11/15/2016...............................................................      Aaa/AAA       1,666,170
   5,000,000   Ohio Air Quality Development Authority Pollution Control Rev. (Ohio Edison
                  Company Project), 7.45% due 3/1/2016................................................      Aaa/AAA       5,541,750
   2,000,000   Ohio Air Quality Development Authority Rev. (Cincinnati Gas & Electric
                  Company Project), 5.45% due 1/1/2024................................................      Aaa/AAA       1,895,140
   6,500,000   Ohio Air Quality Development Authority Rev. (JMG Project), 6 3/8% due 1/1/2029*........      Aaa/AAA       6,731,335
   6,500,000   Ohio State Building Authority (State Correctional Facilities), 7.35% due 8/1/2006......      Aaa/NR        7,292,220
   2,000,000   Ohio State Building Authority Workers' Compensation Facilities
                  (William Green Building), 4 3/4% due 4/1/2014.......................................       A/A+         1,726,860
   3,000,000   Ohio State G.O.'s Infrastructure Improvement, 6 1/2% due 8/1/2011......................       Aa/AA        3,203,670
   1,500,000   Ohio State Higher Educational Facilities Commission Mortgage Rev.
                  (University of Dayton Project), 7 1/4% due 12/1/2012................................      Aaa/AAA       1,681,080
   3,000,000   Ohio State Higher Educational Facilities Commission Rev. (Oberlin College Project),
                  5 3/8% due 10/1/2015................................................................       NR/AA        2,840,010
   2,000,000   Ohio State Liquor Profits Rev., 6.85% due 3/1/2000.....................................      Aaa/AAA       2,190,660
   7,000,000   Ohio State Public Facilities Commission Rev. (Higher Education Capital Facilities),
                  6.30% due 5/1/2006..................................................................      Aaa/AAA       7,541,170
   2,000,000   Ohio State Water Development Authority Rev. (Safe Water), 6 3/4% due 12/1/2007.........      Aaa/AAA       2,121,860
   2,675,000   Ohio State Water Development Authority Rev. (Safe Water), 9 3/8% due 12/1/2010.........      Aaa/AAA       3,385,266
   2,500,000   Ohio State Water Development Authority Solid Waste Disposal Rev. (North Star BHP
                  Steel--LLC Project/Cargill, Inc. Guarantor), 6.30% due 9/1/2020.....................      Aa3/AA-       2,501,900
   8,000,000   Ohio State Water Development Authority Water Development Rev. (Dayton Power &
                  Light Co. Project), 6.40% due 8/15/2027.............................................      Aa3/AA-       8,255,920
   2,955,000   Pickerington Local School District, OH School Building Construction G.O.'s,
                  8% due 12/1/2005....................................................................      Aaa/AAA       3,488,880
   1,000,000   Puerto Rico Industrial, Medical and Environmental Pollution Control Facilities Financing
                  Authority Rev. (American Cyanamid Co. Project), 8 3/4% due 5/1/2013.................       A3/NR        1,024,320
     775,000   Toledo, OH Sewer System Rev., 7 3/4% due 11/15/2017....................................      Aaa/AAA         865,969
     560,000   Toledo, OH Waterworks Rev., 7 3/4% due 11/15/2017......................................      Aaa/AAA         625,733
   3,000,000   University of Toledo, OH General Receipts Bonds, 7.10% due 6/1/2010....................      Aaa/AAA       3,376,560
   2,000,000   Worthington City School District, OH School Building Construction & Improvement
                  G.O.'s, 8 3/4% due 12/1/2002........................................................      Aaa/AAA       2,348,880
                                                                                                                       ------------
Total Municipal Bonds (Cost $159,201,432)--97.9%......................................................................  167,380,429
Variable Rate Demand Notes (Cost $600,000)--0.4%......................................................................      600,000
Other Assets Less Liabilities--1.7%...................................................................................    2,870,085
                                                                                                                       ------------
NET ASSETS--100.0% ................................................................................................... $170,850,514
                                                                                                                       ============


----------------
* Interest income earned from this security is subject to the federal alternative minimum tax.
+ Ratings have not been audited by Deloitte & Touche LLP.
See notes to financial statements.


====================================================================================================================================
Portfolios of Investments (continued)
------------------------------------------------------------------------------------------------------------------------------------

                                                            OREGON SERIES
    Face                                                                                                    Ratings      Market
   Amount                                           Municipal Bonds                                      Moody's/S&P+     Value
   ------                                           ---------------                                      ------------     -----
$  1,000,000   Albany, OR G.O.'s Water Bonds, 6 5/8% due 11/1/2009....................................      Aaa/AAA     $ 1,002,630
   1,000,000   Clackamas County, OR Hospital Facility Authority Rev. (Kaiser Permanente),
                  6 1/4% due 4/1/2021.................................................................      Aa3/AA        1,011,300
   1,250,000   Clackamas County, OR  School District No. 12 G.O.'s (North Clackamas School
                  District), 5% due 6/1/2011..........................................................       A/A+         1,176,038
   1,500,000   Clackamas & Washington Counties, OR School District No. 3JT G.O.'s
                  (West Linn-Wilsonville), 5 7/8% due 8/1/2009........................................      A1/AA-        1,525,575
     850,000   Columbia River People's Utility District, OR G.O.'s, 7.10% due 5/1/2005................      Aaa/AAA         866,932
   1,000,000   Deschutes County Hospital Facility Authority, OR (St. Charles Medical Center),
                  7.60% due 1/1/2013..................................................................       A1/NR        1,070,500
     400,000   Emerald People's Utility District, OR Electric System Rev., 7.20% due 11/1/2006........      Aaa/AAA         413,744
   2,000,000   Eugene, OR Electric Utility Rev., 5.80% due 8/1/2022...................................      Aaa/AAA       1,999,800
   1,500,000   Eugene, OR Trojan Nuclear Project Rev., 5.90% due 9/1/2009.............................       Aa/AA        1,499,850
     730,000   Eugene, OR Water Utility System Rev., 6.55% due 8/1/2003...............................      A1/AA-          759,769
   2,000,000   Hillsboro, OR Hospital Facility Authority Hospital Rev. (Quality Healthcare),
                  5 3/4% due 10/1/2012................................................................      NR/BBB+       1,880,220
   1,000,000   Hood River County School District, OR G.O.'s, 5.65% due 6/1/2008.......................      Aaa/AAA       1,026,790
   1,245,000   Lebanon, OR G.O.'s Water Bonds, 7% due 11/1/2009.......................................       NR/NR        1,248,200
     900,000   Marion County, OR Solid Waste and Electric Rev. (Ogden Martin Systems of Marion, Inc.
                   Project), 7.70% due 10/1/2009......................................................      Aaa/AAA         948,888
   1,000,000   Metropolitan Service District, OR G.O.'s (Oregon Convention Center),
                  6 1/4% due 1/1/2013.................................................................      Aa/AA+        1,027,960
   1,250,000   Multnomah County School District No. 1J, OR G.O.'s, 6.80% due 12/15/2004...............      Aa/AA-        1,303,638
   2,000,000   North Clackamas Parks & Recreation District-Clackamas County, OR Rev.
                  (Recreational Facilities), 5.70% due 4/1/2013.......................................       NR/A-        1,976,000
   2,000,000   North Wasco County People's Utility District-Wasco County, OR Rev.
                  (Bonneville Power Administration), 5.20% due 12/1/2024..............................       Aa/AA        1,785,700
   2,500,000   Ontario, OR Hospital Facility Authority Health Facilities Rev. Catholic Health Corporation
                  (Dominican Sisters of Ontario Inc., dba Holy Rosary Hospital Project), 7% due 6/1/2012     A1/A+        2,600,925
     750,000   Ontario, OR Hospital Facility Authority Health Facilities Rev. Catholic Health
                  Corporation (Dominican Sisters of Ontario Inc., dba Holy Rosary Medical
                  Center Project), 6.10% due 11/15/2017...............................................       A1/A+          733,020
   1,000,000   Oregon Department of Transportation Regional Light Rail Extension Rev.,
                  6.20% due 6/1/2008..................................................................      Aaa/AAA       1,078,470
     530,000   Oregon Housing Agency Mortgage Rev. (Single Family Mortgage Program),
                  7 3/8% due 7/1/2020*................................................................      Aa1/NR          557,825
   2,000,000   Oregon Housing & Community Services Department Housing & Finance Rev.
                  (Assisted or Insured Multi-Unit Program), 5 3/4% due 7/1/2012.......................       A1/A+        1,957,720
     955,000   Oregon Housing & Community Services Department Mortgage Rev. (Single Family
                  Mortgage Program), 5.65% due 7/1/2019*..............................................       Aa/NR          883,356
     935,000   Oregon Housing & Community Services Department Mortgage Rev. (Single Family
                  Mortgage Program), 7% due 7/1/2022*.................................................      Aa1/NR          969,904
   2,785,000   Oregon State Fair & Exposition Center Rev., 7 3/8% due 10/1/2006.......................       NR/NR        2,844,905
     500,000   Oregon State G.O.'s (Veterans' Welfare), 9% due 10/1/2006..............................      Aa/AA-          669,225
     475,000   Oregon State G.O.'s (Veterans' Welfare), 7.30% due 7/1/2008............................      Aa/AA-          568,090



----------------
* Interest income earned from this security is subject to the federal alternative minimum tax.
+ Ratings have not been audited by Deloitte & Touche LLP.
See notes to financial statements.

====================================================================================================================================
                                                                                                                  September 30, 1995
------------------------------------------------------------------------------------------------------------------------------------

                                                      OREGON SERIES (continued)
    Face                                                                                                    Ratings      Market
   Amount                                           Municipal Bonds                                      Moody's/S&P+     Value
   ------                                           ---------------                                      ------------     -----
$    500,000   Oregon State G.O.'s (Alternate Energy Project), 8.40% due 1/1/2008.....................      Aa/AA-       $  571,825
     250,000   Oregon State G.O.'s (Elderly & Disabled Housing), 7.20% due 8/1/2021...................      Aa/AA-          271,105
   1,000,000   Oregon State G.O.'s (Elderly & Disabled Housing), 6.60% due 8/1/2022*..................      Aa/AA-        1,051,080
     750,000   Oregon State Housing Educational & Cultural Facilities Authority Rev. (Lewis & Clark
                  College Project), 7 1/8% due 7/1/2020...............................................      Aaa/AAA         846,195
     500,000   Port of Portland, OR International Airport Rev., 6 1/4% due 7/1/2018*..................      Aaa/AAA         511,955
   1,000,000   Port of Portland, OR International Airport Rev., 7.10% due 7/1/2021*...................      Aaa/AAA       1,097,140
     500,000   Port of Portland, OR International Airport Rev., 5 3/4% due 7/1/2025*..................      Aaa/AAA         487,430
   1,000,000   Port of Umpqua, OR Pollution Control Rev. (International Paper Co. Project),
                  6.60% due 3/15/2005.................................................................       A3/A-        1,041,130
   1,250,000   Portland, OR Hospital Facilities Authority Rev. (Legacy Health System),
                  6 5/8% due 5/1/2011.................................................................      Aaa/AAA       1,346,537
   3,000,000   Portland, OR Sewer System Rev., 6% due 10/1/2012.......................................      Aaa/AAA       3,075,420
   1,200,000   Portland, OR Sewer System Rev., 6 1/4% due 6/1/2015....................................       A1/A+        1,244,328
   1,000,000   Portland, OR Urban Renewal & Redevelopment Rev. (Downtown Waterfront),
                  6.40% due 6/1/2008..................................................................       A/NR         1,043,930
   2,500,000   Puerto Rico Highway & Transportation Authority Highway Rev., 5 1/2% due 7/1/2019.......      Baa1/A        2,312,825
   1,000,000   Puerto Rico Housing Finance Corp. (Single Family Mortgage Rev.),
                  6.85% due 10/15/2023................................................................      Aaa/AAA       1,046,380
   1,000,000   Puerto Rico Ports Authority Rev., 7% due 7/1/2014*.....................................      Aaa/AAA       1,107,270
   1,000,000   Puerto Rico Telephone Authority Rev., 5 1/2% due 1/1/2013..............................       A/A+           973,820
   1,000,000   Tri-County Metropolitan Transportation District of Oregon G.O.'s (Light Rail Extension),
                  6% due 7/1/2012.....................................................................      Aa/AA+        1,022,250
   1,110,000   Tualatin Development Commission, OR (Urban Renewal & Redevelopment),
                  7 3/8% due 1/1/2007.................................................................      Baa1/NR       1,145,154
   2,000,000   Unified Sewerage Agency Washington County, OR Sewer Rev., 6 1/8% due 10/1/2012.........      Aaa/AAA       2,074,880
   1,000,000   Washington County School District No. 88J, OR G.O.'s., 6.10% due 6/1/2012..............      Aaa/AAA       1,045,970
   1,000,000   Washington County School District No. 23JT Washington & Clackamas Counties,
                  OR G.O.'s., 6.70% due 1/1/2010......................................................       NR/NR        1,081,840
                                                                                                                       ------------
Total Municipal Bonds (Cost $57,933,524)--97.9%.......................................................................   59,785,438
Other Assets Less Liabilities--2.1%...................................................................................    1,258,560
                                                                                                                       ------------
NET ASSETS--100.0% ................................................................................................... $ 61,043,998
                                                                                                                       ============


                                                        SOUTH CAROLINA SERIES
    Face                                                                                                    Ratings      Market
   Amount                                           Municipal Bonds                                      Moody's/S&P+     Value
   ------                                           ---------------                                      ------------     -----
$  1,125,000   Anderson County, SC G.O.'s, 7 3/4% due 4/1/2009........................................        A/A       $ 1,214,887
   2,500,000   Anderson County, SC Hospital Rev. (Anderson Memorial Hospital), 5 1/4% due 2/1/2012....      Aaa/AAA       2,325,875
   1,000,000   Anderson County, SC Hospital Rev. (Anderson Memorial Hospital), 7 1/2% due 2/1/2018....      Aaa/AAA       1,090,370
   1,500,000   Beaufort-Jasper Water & Sewer Authority, SC Waterworks & Sewer System Rev.,
                  6 1/2% due 3/1/2013.................................................................      Aaa/AAA       1,587,000
   3,800,000   Berkeley County, SC Water & Sewer Rev., 5.55% due 6/1/2016.............................      Aaa/AAA       3,650,736


----------------
* Interest income earned from this security is subject to the federal alternative minimum tax.
+ Ratings have not been audited by Deloitte & Touche LLP.
See notes to financial statements.


====================================================================================================================================
Portfolios of Investments (continued)
------------------------------------------------------------------------------------------------------------------------------------

                                                  SOUTH CAROLINA SERIES (continued)
    Face                                                                                                    Ratings      Market
   Amount                                           Municipal Bonds                                      Moody's/S&P+     Value
   ------                                           ---------------                                      ------------     -----
$  3,000,000   Charleston County, SC Airport District System Rev., 4 3/4% due 7/1/2015................      Aaa/AAA     $ 2,590,950
   3,000,000   Charleston County, SC Hospital Facilities Rev. (Bon Secours Health System Project),
                  5 5/8% due 8/15/2025................................................................      Aaa/AAA       2,816,670
   1,750,000   Charleston County, SC Hospital Facilities Rev. (Medical Society Health Project),
                  5 1/2% due 10/1/2019................................................................      Aaa/AAA       1,635,200
     745,000   Charleston County, SC Public Facilities Corp. Certificates of Participation,
                  7.15% due 2/1/2004..................................................................       A1/A           808,683
     770,000   Charleston County, SC Public Facilities Corp. Certificates of Participation,
                  7.15% due 8/1/2004..................................................................       A1/A           835,820
     800,000   Charleston County, SC Public Facilities Corp. Certificates of Participation,
                  7.20% due 2/1/2005..................................................................       A1/A           866,352
     750,000   Charleston, SC Waterworks & Sewer System Rev., 7 3/4% due 1/1/2011.....................      Aaa/AAA         819,960
   2,500,000   Charleston, SC Waterworks & Sewer System Rev., 6% due 1/1/2012.........................      A1/AA-        2,548,550
   1,500,000   Clemson University, SC Student & Faculty Housing Rev., 6.65% due 6/1/2011..............      Aaa/AAA       1,603,980
   1,000,000   Clinton, SC Utility System Rev., 7.20% due 6/1/2011....................................       A/NR         1,070,070
   1,150,000   Columbia, SC Parking Facilities Rev., 6 3/4% due 12/1/2013.............................      Baa1/NR       1,186,294
   2,000,000   Columbia, SC Waterworks & Sewer System Rev., 6 1/2% due 1/1/2012.......................      Aaa/AA        2,154,760
     500,000   Columbia, SC Waterworks & Sewer System Rev., 7.10% due 2/1/2012........................      Aaa/AA          567,395
   6,000,000   Darlington County, SC Industrial Development Rev. (Nucor Corporation Project),
                  5 3/4% due 8/1/2023*................................................................      A1/AA-        5,643,420
   1,500,000   Dorchester County School District No. 002, SC G.O.'s, 6.65% due 7/1/2010...............      Aaa/AAA       1,644,285
   2,500,000   Fairfield County, SC Pollution Control Rev. (South Carolina Electric & Gas Company),
                  6 1/2% due 9/1/2014.................................................................       A1/A         2,620,275
   1,000,000   Florence County, SC Hospital Rev. (McLeod Regional Medical Center Project),
                  5 1/4% due 11/1/2009................................................................      Aaa/AAA         970,870
   1,000,000   Georgetown County, SC Pollution Control Facilities Rev. (International Paper Company),
                  7 3/8% due 6/15/2005................................................................       A3/A-        1,086,340
   1,500,000   Grand Strand Water & Sewer Authority, SC Waterworks and Sewer System Rev.,
                  7% due 6/1/2019.....................................................................      Aaa/AAA       1,633,425
   2,000,000   Greenville County, SC Certificates of Participation Greenville County Public Facilities
                  Corporation (Detention Center Facilities Project), 6 1/4% due 3/1/2012..............      Aaa/AAA       2,047,760
   3,000,000   Greenville Hospital System, SC Hospital Facilities Rev., 5 1/2% due 5/1/2016...........      NR/AA-        2,796,990
   3,000,000   Greenwood County, SC Hospital Facilities Rev. (Self Memorial Hospital),
                  5 7/8% due 10/1/2017................................................................      Aaa/AAA       2,972,550
   2,425,000   Lancaster County, SC School District G.O.'s, 6.60% due 7/1/2011........................      Aaa/AAA       2,599,406
   2,600,000   Lancaster County, SC School District G.O.'s, 6.60% due 7/1/2012........................      Aaa/AAA       2,773,056
   2,000,000   Lancaster County, SC Waterworks & Sewer System Rev., 5 1/4% due 5/1/2021...............      Aaa/AAA       1,831,740
   2,720,000   Laurens County, SC Combined Utility System Rev., 5% due 1/1/2018.......................      Aaa/AAA       2,437,174
   1,650,000   Laurens County, SC Combined Utility System Rev., 7 5/8% due 1/1/2018...................      Aaa/AAA       1,814,554
     500,000   Laurens County, SC Health Care System, 7.80% due 1/1/2008..............................      Aaa/AAA         547,180
   1,000,000   Lexington County School District No. 001, SC Certificates of Participation (Red Bank/
                  White Knoll Elementary Project), 7.10% due 9/1/2011.................................      Aaa/AAA       1,125,760
   1,000,000   Medical University South Carolina Hospital Facilities Rev., 5.60% due 7/1/2011.........      Aaa/AAA         989,580
   3,000,000   Mount Pleasant, SC Water & Sewer Rev., 6% due 12/1/2020................................      Aaa/AAA       3,003,840



----------------
* Interest income earned from this security is subject to the federal alternative minimum tax.
+ Ratings have not been audited by Deloitte & Touche LLP.
See notes to financial statements.

====================================================================================================================================
                                                                                                                  September 30, 1995
------------------------------------------------------------------------------------------------------------------------------------

                                                  SOUTH CAROLINA SERIES (continued)
    Face                                                                                                    Ratings      Market
   Amount                                           Municipal Bonds                                      Moody's/S&P+     Value
   ------                                           ---------------                                      ------------     -----
$    435,000   Myrtle Beach, SC Water & Sewer Rev., 6 7/8% due 3/1/2005...............................      Aaa/AAA      $  444,696
   2,000,000   Myrtle Beach, SC Waterworks & Sewer System Rev., 5 1/4% due 3/1/2020...................      Aaa/AAA       1,827,980
   1,500,000   North Charleston Sewer District, SC Rev., 6 3/8% due 7/1/2012..........................      Aaa/AAA       1,625,115
   1,500,000   North Charleston Sewer District, SC Rev., 7 3/4% due 8/1/2018..........................      Aaa/AAA       1,666,785
   5,000,000   Oconee County, SC Pollution Control Facilities Rev. (Duke Power Co. Project),
                  5.80% due 4/1/2014..................................................................      Aa2/AA-       4,922,000
   1,250,000   Piedmont Municipal Power Agency, SC Electric Rev., 6 1/4% due 1/1/2021.................      Aaa/AAA       1,317,088
   4,000,000   Piedmont Municipal Power Agency, SC Electric Rev., 6.30% due 1/1/2022..................      Aaa/AAA       4,075,280
   1,000,000   Puerto Rico Telephone Authority Rev., 5 1/2% due 1/1/2022..............................       A/A+           950,010
   2,000,000   Richland County, SC Solid Waste Disposal Facilities Rev. (Union Camp Corp. Project),
                  7.45% due 4/1/2021*.................................................................       A1/A-        2,183,800
   1,000,000   Richland County, SC Solid Waste Disposal Facilities Rev. (Union Camp Corp. Project),
                  7 1/8% due 9/1/2021*................................................................       A1/A-        1,063,560
   1,000,000   Rock Hill, SC Combined Utilities System Rev., 8% due 1/1/2018..........................      Aaa/AAA       1,098,600
   5,000,000   Rock Hill, SC Combined Utilities System Rev., 5% due 1/1/2020..........................      Aaa/AAA       4,382,150
   1,000,000   St. Andrews, SC Public Service District Sewer Systems Rev., 7 3/4% due 1/1/2018........      Aaa/AAA       1,092,830
   1,150,000   South Carolina Public Service Authority Rev., 5 7/8% due 1/1/2014......................      Aaa/AAA       1,152,357
   1,000,000   South Carolina Public Service Authority Electric Rev. & Electric System Expansion,
                  8% due 7/1/2019.....................................................................      AAA/AA-       1,059,570
   4,000,000   South Carolina State G.O.'s, 4 1/4% due 3/1/2009.......................................      Aaa/AA+       3,481,240
   1,740,000   South Carolina State Housing Authority (Single Family Mortgage Purchase),
                  6.70% due 7/1/2010..................................................................      Aaa/AA        1,773,095
     500,000   South Carolina State Housing Finance & Development Authority (Homeownership
                  Mortgage), 7.55% due 7/1/2011.......................................................       Aa/AA          529,010
   2,380,000   South Carolina State Housing Finance & Development Authority Rental Housing Rev.
                  (North Bluff Project), 5.60% due 7/1/2016...........................................       NR/AA        2,224,800
   1,000,000   South Carolina State Housing Finance & Development Authority (Multi-Family
                  Development Rev.), 6 7/8% due 11/15/2023............................................      Aaa/NR        1,036,360
   1,500,000   Sumter, SC Waterworks & Sewer System Rev., 7.15% due 6/1/2009..........................      Aaa/AAA       1,653,795
   2,000,000   Western Carolina Regional Sewer Authority, SC Sewer System Rev., 5 1/2% due 3/1/2010...      Aaa/AAA       1,990,060
   1,080,000   Winnsboro, SC Combined Utility System Rev., 6.90% due 7/1/2017.........................      Aaa/AAA       1,193,152
   1,000,000   York County Public Facilities Corporation, SC Certificates of Participation (York County
                  Justice Center Project), 7 1/2% due 6/1/2011........................................      Aaa/NR        1,160,870
                                                                                                                       ------------
Total Municipal Bonds (Cost $108,233,184)--98.0%......................................................................  111,815,960
Variable Rate Demand Notes (Cost $700,000)--0.6%......................................................................      700,000
Other Assets Less Liabilities--1.4%...................................................................................    1,609,129
                                                                                                                       ------------
NET ASSETS--100.0% ................................................................................................... $114,125,089
                                                                                                                       ============


----------------
* Interest income earned from this security is subject to the federal alternative minimum tax.
+ Ratings have not been audited by Deloitte & Touche LLP.
See notes to financial statements.

====================================================================================================================================
Statement of Assets and Liabilities                                                            For the year ended September 30, 1995
------------------------------------------------------------------------------------------------------------------------------------

                                                           National          Colorado       Georgia     Louisiana
                                                            Series            Series        Series       Series
                                                         -------------    ------------    -----------   -----------
Assets:
Investments, at value (see portfolios of investments):
   Long-term holdings ................................   $ 103,611,246    $ 53,936,945    $58,073,907   $61,239,540
   Short-term holdings ...............................            --           200,000        500,000       200,000
                                                         -------------    ------------    -----------   -----------
                                                           103,611,246      54,136,945     58,573,907    61,439,540
Cash .................................................         304,745          59,311        304,858       151,981
Interest receivable ..................................       1,882,951       1,104,920      1,056,608     1,093,010
Expenses prepaid to shareholder service agent ........          40,623          24,690         29,861        25,819
Receivable for Capital Stock sold ....................          15,828           3,155          3,042        50,353
Receivable for securities sold .......................            --              --           15,405         5,000
Other ................................................            --             2,610           --            --
                                                         -------------    ------------    -----------   -----------
Total Assets .........................................     105,855,393      55,331,631     59,983,681    62,765,703
                                                         -------------    ------------    -----------   -----------


Liabilities:
Dividends payable ....................................         188,779          95,821        101,318       112,798
Payable for Capital Stock repurchased ................         147,379         107,836         31,058       116,206
Payable for securities purchased .....................            --              --             --            --
Accrued expenses, taxes, and other ...................         120,142          77,391         93,870        83,707
                                                         -------------    ------------    -----------   -----------
Total Liabilities ....................................         456,300         281,048        226,246       312,711
                                                         -------------    ------------    -----------   -----------
Net Assets ...........................................   $ 105,399,093    $ 55,050,583    $59,757,435   $62,452,992
                                                         =============    ============    ===========   ===========


Composition of Net Assets:
Capital Stock, at par:
   Class A ...........................................          13,743           7,518          7,387         7,618
   Class D ...........................................             160              26            266            57
Additional paid-in capital ...........................     108,904,741      54,132,122     58,502,505    60,015,398
Undistributed/accumulated net realized gain (loss) ...      (4,482,833)       (268,007)       354,301       461,685
Net unrealized appreciation of investments ...........         963,282       1,178,924        892,976     1,968,234
                                                         -------------    ------------    -----------   -----------
Net Assets ...........................................   $ 105,399,093    $ 55,050,583    $59,757,435   $62,452,992
                                                         =============    ============    ===========   ===========
Net Assets:
   Class A ...........................................   $ 104,183,596    $ 54,857,534    $57,678,393   $61,987,983
   Class D ...........................................   $   1,215,497    $    193,049    $ 2,079,042   $   465,009


Shares of Capital Stock outstanding ($.001 par value):
   Class A ...........................................      13,743,160       7,517,787      7,386,798     7,617,582
   Class D ...........................................         160,463          26,468        265,802        57,161
Net Asset Value per share:
   Class A ...........................................   $        7.58    $       7.30    $      7.81   $      8.14
   Class D ...........................................   $        7.57    $       7.29    $      7.82   $      8.14


                                                            Maryland    Massachusetts    Michigan      Minnesota      Missouri
                                                             Series        Series         Series        Series         Series
                                                         ------------   ------------   ------------   ------------   -----------
Assets:
Investments, at value (see portfolios of investments):
   Long-term holdings ................................   $ 53,484,338   $112,443,831   $148,124,057   $128,988,676   $50,917,425
   Short-term holdings ...............................      2,400,000      2,400,000      2,000,000      6,900,000       200,000
                                                         ------------   ------------   ------------   ------------   -----------
                                                           55,884,338    114,843,831    150,124,057    135,888,676    51,117,425
Cash .................................................         25,259        148,148         36,029        281,778        54,538
Interest receivable ..................................      1,119,426      1,981,693      3,029,511      2,108,355     1,001,437
Expenses prepaid to shareholder service agent ........         31,287         56,689         62,929         60,618        22,878
Receivable for Capital Stock sold ....................         40,297           --           37,500         51,961        46,693
Receivable for securities sold .......................          5,000           --             --             --          10,133
Other ................................................           --             --            4,029           --            --
                                                         ------------   ------------   ------------   ------------   -----------
Total Assets .........................................     57,105,607    117,030,361    153,294,055    138,391,388    52,253,104
                                                         ------------   ------------   ------------   ------------   -----------


Liabilities:
Dividends payable ....................................         97,865        214,238        272,409        267,027        91,096
Payable for Capital Stock repurchased ................           --           87,279        110,385        178,006       403,135
Payable for securities purchased .....................           --             --             --        2,846,388          --
Accrued expenses, taxes, and other ...................         87,709        127,433        150,095        147,171        74,939
                                                         ------------   ------------   ------------   ------------   -----------
Total Liabilities ....................................        185,574        428,950        532,889      3,438,592       569,170
                                                         ------------   ------------   ------------   ------------   -----------
Net Assets ...........................................   $ 56,920,033   $116,601,411   $152,761,166   $134,952,796   $51,683,934
                                                         ============   ============   ============   ============   ===========


Composition of Net Assets:
Capital Stock, at par:
   Class A ...........................................          7,071         14,634         17,742         16,969         6,644
   Class D ...........................................             79            113            137            286            67
Additional paid-in capital ...........................     54,759,383    111,953,304    143,991,763    127,879,097    49,585,438
Undistributed/accumulated net realized gain (loss) ...        232,299      1,435,747      2,548,995        245,219       324,556
Net unrealized appreciation of investments ...........      1,921,201      3,197,613      6,202,529      6,811,225     1,767,229
                                                         ------------   ------------   ------------   ------------   -----------
Net Assets ...........................................   $ 56,920,033   $116,601,411   $152,761,166   $134,952,796   $51,683,934
                                                         ============   ============   ============   ============   ===========
Net Assets:
   Class A ...........................................   $ 56,290,271   $115,710,797   $151,589,209   $132,715,754   $51,168,963
   Class D ...........................................   $    629,762   $    890,614   $  1,171,957   $  2,237,042   $   514,971


Shares of Capital Stock outstanding ($.001 par value):
   Class A ...........................................      7,070,947     14,634,441     17,741,612     16,968,512     6,644,387
   Class D ...........................................         79,032        112,702        137,250        285,931        66,862
Net Asset Value per share:
   Class A ...........................................   $       7.96   $       7.91   $       8.54   $       7.82   $      7.70
   Class D ...........................................   $       7.97   $       7.90   $       8.54   $       7.82   $      7.70



                                                           New York           Ohio           Oregon    South Carolina
                                                            Series           Series          Series        Series
                                                         -------------    ------------   ------------   ------------
Assets:
Investments, at value (see portfolios of investments):
   Long-term holdings ................................   $  83,224,511    $167,380,429   $ 59,785,438   $111,815,960
   Short-term holdings ...............................            --           600,000           --          700,000
                                                         -------------    ------------   ------------   ------------
                                                            83,224,511     167,980,429     59,785,438    112,515,960
Cash .................................................         486,157         213,687        173,856        113,115
Interest receivable ..................................       1,363,839       3,148,789      1,240,503      1,802,583
Expenses prepaid to shareholder service agent ........          31,722          67,077         25,010         45,502
Receivable for Capital Stock sold ....................          32,117          78,074         30,566         26,229
Receivable for securities sold .......................            --              --           91,659           --
Other ................................................            --              --              691           --
                                                         -------------    ------------   ------------   ------------
Total Assets .........................................      85,138,346     171,488,056     61,347,723    114,503,389
                                                         -------------    ------------   ------------   ------------


Liabilities:
Dividends payable ....................................         155,893         317,799        110,688        206,341
Payable for Capital Stock repurchased ................            --           149,580        119,117         52,865
Payable for securities purchased .....................            --              --             --             --
Accrued expenses, taxes, and other ...................         117,414         170,163         73,920        119,094
                                                         -------------    ------------   ------------   ------------
Total Liabilities ....................................         273,307         637,542        303,725        378,300
                                                         -------------    ------------   ------------   ------------
Net Assets ...........................................   $  84,865,039    $170,850,514   $ 61,043,998   $114,125,089
                                                         =============    ============   ============   ============


Composition of Net Assets:
Capital Stock, at par:
   Class A ...........................................          10,678          20,977          7,775         14,099
   Class D ...........................................             112              81            195            214
Additional paid-in capital ...........................      83,337,834     161,869,189     59,123,699    110,282,491
Undistributed/accumulated net realized gain (loss) ...        (945,837)        781,270         60,415        245,509
Net unrealized appreciation of investments ...........       2,462,252       8,178,997      1,851,914      3,582,776
                                                         -------------    ------------   ------------   ------------
Net Assets ...........................................   $  84,865,039    $170,850,514   $ 61,043,998   $114,125,089
                                                         =============    ============   ============   ============
Net Assets:
   Class A ...........................................   $  83,979,665    $170,191,172   $ 59,549,004   $112,421,410
   Class D ...........................................   $     885,374    $    659,342   $  1,494,994   $  1,703,679


Shares of Capital Stock outstanding ($.001 par value):
   Class A ...........................................      10,678,196      20,976,859      7,775,312     14,098,763
   Class D ...........................................         112,473          80,876        195,337        213,872
Net Asset Value per share:
   Class A ...........................................   $        7.86    $       8.11   $       7.66   $       7.97
   Class D ...........................................   $        7.87    $       8.15   $       7.65   $       7.97



----------------
See notes to financial statements.


38 & 39

====================================================================================================================================
Statements of Operations                                                                       For the year ended September 30, 1995
------------------------------------------------------------------------------------------------------------------------------------

                                          National      Colorado    Georgia    Louisiana    Maryland  Massachusetts  Michigan
                                           Series        Series      Series      Series      Series      Series       Series
                                        ------------   ----------  ----------  ----------  ----------  -----------  -----------
Investment income:
Interest .............................  $  6,855,375   $3,462,671  $3,720,235  $3,924,379  $3,556,584  $ 7,410,303  $ 9,558,662
                                        ------------   ----------  ----------  ----------  ----------  -----------  -----------

Expenses:
Management fees ......................       540,874      277,393     272,768     309,651     283,135      580,271      749,963
Shareholder account services .........       152,223       85,664     110,536      86,834     106,397      178,967      214,828
Distribution and service fees ........       101,668       52,884      73,720      65,902      58,211      119,889      153,603
Custody and related services .........        55,280       35,630      40,842      30,479      33,116       50,459      106,791
Auditing and legal fees ..............        37,566       39,673      39,067      39,405      39,312       40,128       39,957
Registration .........................        20,113        4,229       8,342       5,265       6,619       11,226       10,437
Shareholder reports and
   communications ....................        15,478        8,982       7,273       5,937       9,020       14,387       18,879
Directors' fees and expenses .........         5,291        4,794       4,712       4,733       4,849        5,199        5,362
Miscellaneous ........................        14,833        8,233       8,441      12,642       7,897       15,117       14,397
                                        ------------   ----------  ----------  ----------  ----------  -----------  -----------
Total expenses .......................       943,326      517,482     565,701     560,848     548,556    1,015,643    1,314,217
                                        ------------   ----------  ----------  ----------  ----------  -----------  -----------
Net investment income ................     5,912,049    2,945,189   3,154,534   3,363,531   3,008,028    6,394,660    8,244,445
                                        ------------   ----------  ----------  ----------  ----------  -----------  -----------

Net realized and unrealized gain
   (loss) on investments:
Net realized gain (loss) on
   investments .......................    (4,331,294)     318,881     362,501     468,171     236,106    1,446,650    2,565,892
Net change in unrealized appreciation/
   depreciation of investments .......    10,223,855    1,121,736   3,043,005   2,190,601   2,550,147    2,623,425    2,886,770
                                        ------------   ----------  ----------  ----------  ----------  -----------  -----------
Net gain on investments ..............     5,892,561    1,440,617   3,405,506   2,658,772   2,786,253    4,070,075    5,452,662
                                        ------------   ----------  ----------  ----------  ----------  -----------  -----------
Increase in net assets from
   operations ........................  $ 11,804,610   $4,385,806  $6,560,040  $6,022,303  $5,794,281  $10,464,735  $13,697,107
                                        ============   ==========  ==========  ==========  ==========  ===========  ===========



                                         Minnesota   Missouri    New York        Ohio        Oregon   South Carolina
                                          Series      Series      Series        Series       Series      Series
                                        ----------  ----------  -----------   -----------  ----------  -----------
Investment income:
Interest .............................  $9,095,910  $3,197,641  $ 5,540,320   $10,867,219  $3,732,085  $ 7,041,025
                                        ----------  ----------  -----------   -----------  ----------  -----------

Expenses:
Management fees ......................     672,792     233,342      432,770       847,530     270,412      563,437
Shareholder account services .........     215,885      84,942      119,419       251,060      93,199      168,308
Distribution and service fees ........     148,930      51,267       78,093       170,666      69,241      124,392
Custody and related services .........      56,642      24,253       65,036        69,315      20,369       71,580
Auditing and legal fees ..............      42,350      38,491       37,558        38,766      39,570       38,766
Registration .........................      13,039       7,161        8,007        10,687       6,520       10,562
Shareholder reports and
   communications ....................      21,383       8,538        9,201        21,032       9,190       12,495
Directors' fees and expenses .........       5,499       4,786        5,008         5,462       4,814        4,937
Miscellaneous ........................      17,394       6,975       12,143        20,818      10,500       14,403
                                        ----------  ----------  -----------   -----------  ----------  -----------
Total expenses .......................   1,193,914     459,755      767,235     1,435,336     523,815    1,008,880
                                        ----------  ----------  -----------   -----------  ----------  -----------
Net investment income ................   7,901,996   2,737,886    4,773,085     9,431,883   3,208,270    6,032,145
                                        ----------  ----------  -----------   -----------  ----------  -----------

Net realized and unrealized gain
   (loss) on investments:
Net realized gain (loss) on
   investments .......................     250,044     331,360     (945,837)      810,038      70,060      255,806
Net change in unrealized appreciation/
   depreciation of investments .......   1,679,385   2,085,364    5,008,458     5,388,960   1,780,874    5,014,984
                                        ----------  ----------  -----------   -----------  ----------  -----------
Net gain on investments ..............   1,929,429   2,416,724    4,062,621     6,198,998   1,850,934    5,270,790
                                        ----------  ----------  -----------   -----------  ----------  -----------
Increase in net assets from
   operations ........................  $9,831,425  $5,154,610  $ 8,835,706   $15,630,881  $5,059,204  $11,302,935
                                        ==========  ==========  ===========   ===========  ==========  ===========


----------------
See notes to financial statements.

40 & 41

====================================================================================================================================
Statements of Changes in Net Assets
------------------------------------------------------------------------------------------------------------------------------------

                                                                              National Series                Colorado Series
                                                                       ----------------------------    ----------------------------
                                                                          Year ended September 30         Year ended September 30
                                                                       ----------------------------    ----------------------------
                                                                            1995          1994             1995           1994
                                                                       -------------  -------------    -------------  -------------
Operations:
Net investment income ................................................ $   5,912,049  $   6,589,275    $   2,945,189  $   3,224,514
Net realized gain (loss) on investments ..............................    (4,331,294)       338,061          318,881       (416,365)
Net change in unrealized appreciation/depreciation
   of investments ....................................................    10,223,855    (17,056,468)       1,121,736     (4,628,524)
                                                                       -------------  -------------    -------------  -------------
     Increase (decrease) in net assets from operations ...............    11,804,610    (10,129,132)       4,385,806     (1,820,375)
                                                                       -------------  -------------    -------------  -------------
Distributions to shareholders:
Net investment income:
   Class A ...........................................................    (5,878,199)    (6,579,351)      (2,940,344)    (3,221,107)
   Class D ...........................................................       (33,850)        (9,924)          (4,845)        (3,407)
Net realized gain on investments:
   Class A ...........................................................          --       (7,771,486)            --         (691,165)
   Class D ...........................................................          --             --               --             --
                                                                       -------------  -------------    -------------  -------------
     Decrease in net assets from distributions .......................    (5,912,049)   (14,360,761)      (2,945,189)    (3,915,679)
                                                                       -------------  -------------    -------------  -------------
Capital share transactions:*
Net proceeds from sale of shares:
   Class A ...........................................................     2,851,364      5,971,737        1,419,305      2,002,652
   Class D ...........................................................       885,065        465,769          102,710        295,950
Net asset value of shares issued in payment of dividends:
   Class A ...........................................................     3,020,506      3,400,031        1,614,670      1,836,135
   Class D ...........................................................        23,901          8,413            3,014          3,032
Exchanged from associated Funds:
   Class A ...........................................................     9,766,862      2,002,989          523,761        328,418
   Class D ...........................................................       835,262           --               --             --
Net asset value of shares issued in payment of gain distributions:
   Class A ...........................................................          --        5,686,643             --          481,882
   Class D ...........................................................          --             --               --             --
                                                                       -------------  -------------    -------------  -------------
     Total ...........................................................    17,382,960     17,535,582        3,663,460      4,948,069
                                                                       -------------  -------------    -------------  -------------
Cost of shares repurchased:
   Class A ...........................................................   (18,952,660)   (14,947,349)      (7,041,417)    (8,307,267)
   Class D ...........................................................      (112,028)          --            (10,731)      (197,843)
Exchanged into associated Funds:
   Class A ...........................................................    (9,700,508)    (2,671,622)      (1,293,621)      (325,316)
   Class D ...........................................................      (931,548)          --             (1,000)          --
                                                                       -------------  -------------    -------------  -------------
     Total ...........................................................   (29,696,744)   (17,618,971)      (8,346,769)    (8,830,426)
                                                                       -------------  -------------    -------------  -------------
     Increase (decrease) in net assets from capital share transactions   (12,313,784)       (83,389)      (4,683,309)    (3,882,357)
                                                                       -------------  -------------    -------------  -------------
     Increase (decrease) in net assets ...............................    (6,421,223)   (24,573,282)      (3,242,692)    (9,618,411)
Net Assets:
Beginning of year ....................................................   111,820,316    136,393,598       58,293,275     67,911,686
                                                                       -------------  -------------    -------------  -------------
End of year .......................................................... $ 105,399,093  $ 111,820,316    $  55,050,583  $  58,293,275
                                                                       =============  =============    =============  =============



                                                                               Georgia Series                Louisiana Series
                                                                       ----------------------------    ----------------------------
                                                                          Year ended September 30         Year ended September 30
                                                                       ----------------------------    ----------------------------
                                                                           1995            1994            1995           1994
                                                                       -------------  -------------    -------------  -------------
Operations:
Net investment income ................................................ $   3,154,534  $   3,409,541    $   3,363,531  $   3,501,383
Net realized gain (loss) on investments ..............................       362,501        840,892          468,171      1,087,255
Net change in unrealized appreciation/depreciation
   of investments ....................................................     3,043,005     (7,996,922)       2,190,601     (7,149,845)
                                                                       -------------  -------------    -------------  -------------
     Increase (decrease) in net assets from operations ...............     6,560,040     (3,746,489)       6,022,303     (2,561,207)
                                                                       -------------  -------------    -------------  -------------
Distributions to shareholders:
Net investment income:
   Class A ...........................................................    (3,090,529)    (3,394,688)      (3,335,643)    (3,489,832)
   Class D ...........................................................       (64,005)       (14,853)         (27,888)       (11,551)
Net realized gain on investments:
   Class A ...........................................................      (831,300)      (697,275)      (1,076,420)      (651,148)
   Class D ...........................................................       (13,226)          --            (12,456)          --
                                                                       -------------  -------------    -------------  -------------
     Decrease in net assets from distributions .......................    (3,999,060)    (4,106,816)      (4,452,407)    (4,152,531)
                                                                       -------------  -------------    -------------  -------------
Capital share transactions:*
Net proceeds from sale of shares:
   Class A ...........................................................     2,570,447     10,507,635        1,592,654      4,332,380
   Class D ...........................................................     1,264,930        807,930           65,763        731,696
Net asset value of shares issued in payment of dividends:
   Class A ...........................................................     1,976,148      2,149,255        1,855,635      1,990,579
   Class D ...........................................................        57,730         12,508           23,376          8,499
Exchanged from associated Funds:
   Class A ...........................................................     1,271,396        388,188          250,945        152,113
   Class D ...........................................................           250         67,560             --             --
Net asset value of shares issued in payment of gain distributions:
   Class A ...........................................................       644,018        523,446          766,089        465,656
   Class D ...........................................................        12,212           --              9,263           --
                                                                       -------------  -------------    -------------  -------------
     Total ...........................................................     7,797,131     14,456,522        4,563,725      7,680,923
                                                                       -------------  -------------    -------------  -------------
Cost of shares repurchased:
   Class A ...........................................................   (10,210,900)    (8,509,637)      (5,202,189)    (5,898,457)
   Class D ...........................................................      (125,984)        (6,557)        (354,393)        (8,369)
Exchanged into associated Funds:
   Class A ...........................................................    (2,507,796)      (421,723)        (269,863)      (443,843)
   Class D ...........................................................       (71,202)          --               --             --
                                                                       -------------  -------------    -------------  -------------
     Total ...........................................................   (12,915,882)    (8,937,917)      (5,826,445)    (6,350,669)
                                                                       -------------  -------------    -------------  -------------
     Increase (decrease) in net assets from capital share transactions    (5,118,751)     5,518,605       (1,262,720)     1,330,254
                                                                       -------------  -------------    -------------  -------------
     Increase (decrease) in net assets ...............................    (2,557,771)    (2,334,700)         307,176     (5,383,484)
Net Assets:
Beginning of year ....................................................    62,315,206     64,649,906       62,145,816     67,529,300
                                                                       -------------  -------------    -------------  -------------
End of year .......................................................... $  59,757,435  $  62,315,206    $  62,452,992  $  62,145,816
                                                                       =============  =============    =============  =============


                                                                              Maryland Series               Massachusetts Series
                                                                       ----------------------------    ----------------------------
                                                                          Year ended September 30         Year ended September 30
                                                                       ----------------------------    ----------------------------
                                                                           1995           1994             1995           1994
                                                                       -------------  -------------    -------------  -------------
Operations:
Net investment income ................................................ $   3,008,028  $   3,157,225    $   6,394,660  $   7,078,947
Net realized gain (loss) on investments ..............................       236,106      1,412,023        1,446,650      1,458,962
Net change in unrealized appreciation/depreciation
   of investments ....................................................     2,550,147     (7,140,388)       2,623,425    (12,499,475)
                                                                       -------------  -------------    -------------  -------------
     Increase (decrease) in net assets from operations ...............     5,794,281     (2,571,140)      10,464,735     (3,961,566)
                                                                       -------------  -------------    -------------  -------------
Distributions to shareholders:
Net investment income:
   Class A ...........................................................    (2,986,376)    (3,152,145)      (6,351,161)    (7,052,050)
   Class D ...........................................................       (21,652)        (5,080)         (43,499)       (26,897)
Net realized gain on investments:
   Class A ...........................................................      (980,988)    (1,301,057)        (490,162)    (3,330,375)
   Class D ...........................................................        (7,361)          --             (4,647)          --
                                                                       -------------  -------------    -------------  -------------
     Decrease in net assets from distributions .......................    (3,996,377)    (4,458,282)      (6,889,469)   (10,409,322)
                                                                       -------------  -------------    -------------  -------------
Capital share transactions:*
Net proceeds from sale of shares:
   Class A ...........................................................     1,825,028      3,212,373        3,096,538      3,798,317
   Class D ...........................................................       365,965        379,503          618,045      1,106,567
Net asset value of shares issued in payment of dividends:
   Class A ...........................................................     1,711,454      1,805,934        3,662,542      4,060,575
   Class D ...........................................................        14,257          2,594           33,446         22,729
Exchanged from associated Funds:
   Class A ...........................................................     1,329,821        291,207        5,018,822        896,517
   Class D ...........................................................        15,045         58,087           70,140         37,901
Net asset value of shares issued in payment of gain distributions:
   Class A ...........................................................       716,294        941,569          373,978      2,447,863
   Class D ...........................................................         5,227           --              4,460           --
                                                                       -------------  -------------    -------------  -------------
     Total ...........................................................     5,983,091      6,691,267       12,877,971     12,370,469
                                                                       -------------  -------------    -------------  -------------
Cost of shares repurchased:
   Class A ...........................................................    (6,866,029)    (5,782,224)     (14,533,095)   (14,268,282)
   Class D ...........................................................      (132,593)        (7,091)        (126,610)        (4,051)
Exchanged into associated Funds:
   Class A ...........................................................    (1,469,104)      (656,915)      (5,616,572)    (1,982,187)
   Class D ...........................................................       (80,763)          --           (824,191)          --
                                                                       -------------  -------------    -------------  -------------
     Total ...........................................................    (8,548,489)    (6,446,230)     (21,100,468)   (16,254,520)
                                                                       -------------  -------------    -------------  -------------
     Increase (decrease) in net assets from capital share transactions    (2,565,398)       245,037       (8,222,497)    (3,884,051)
                                                                       -------------  -------------    -------------  -------------
     Increase (decrease) in net assets ...............................      (767,494)    (6,784,385)      (4,647,231)   (18,254,939)
Net Assets:
Beginning of year ....................................................    57,687,527     64,471,912      121,248,642    139,503,581
                                                                       -------------  -------------    -------------  -------------
End of year .......................................................... $  56,920,033  $  57,687,527    $ 116,601,411  $ 121,248,642
                                                                       =============  =============    =============  =============


----------------
* The Fund began offering Class D shares on February 1, 1994
See notes to financial statements.

42 & 43

====================================================================================================================================
Statements of Changes in Net Assets (continued)                                                For the year ended September 30, 1995
------------------------------------------------------------------------------------------------------------------------------------

                                                                              Michigan Series                Minnesota Series
                                                                       ----------------------------   ----------------------------
                                                                          Year ended September 30        Year ended September 30
                                                                       ----------------------------   ----------------------------
                                                                            1995           1994            1995           1994
                                                                       -------------  -------------   -------------  -------------
Operations:
Net investment income ................................................ $   8,244,445  $   8,420,810   $   7,901,996  $   7,992,624
Net realized gain (loss) on investments ..............................     2,565,892      1,400,509         250,044        252,585
Net change in unrealized appreciation/depreciation
   of investments ....................................................     2,886,770    (14,509,279)      1,679,385     (8,005,539)
                                                                       -------------  -------------   -------------  -------------
     Increase (decrease) in net assets from operations ...............    13,697,107     (4,687,960)      9,831,425        239,670
                                                                       -------------  -------------   -------------  -------------
Distributions to shareholders:
Net investment income:
   Class A ...........................................................    (8,206,113)    (8,409,762)     (7,807,472)    (7,964,073)
   Class D ...........................................................       (38,332)       (11,048)        (94,524)       (28,551)
Net realized gain on investments:
   Class A ...........................................................      (775,115)    (1,589,823)       (243,727)    (2,074,841)
   Class D ...........................................................        (3,791)          --            (3,101)          --
                                                                       -------------  -------------   -------------  -------------
     Decrease in net assets from distributions .......................    (9,023,351)   (10,010,633)     (8,148,824)   (10,067,465)
                                                                       -------------  -------------   -------------  -------------
Capital share transactions:*
Net proceeds from sale of shares:
   Class A ...........................................................     6,333,074     10,111,077       4,204,185      5,208,522
   Class D ...........................................................       580,729        673,043         859,498      1,717,093
Net asset value of shares issued in payment of dividends:
   Class A ...........................................................     5,053,914      5,154,199       5,253,143      5,433,767
   Class D ...........................................................        30,472          8,610          63,245         16,151
Exchanged from associated Funds:
   Class A ...........................................................       864,699        688,118       1,435,131      1,460,540
   Class D ...........................................................       104,572         21,595         159,356           --
Net asset value of shares issued in payment of gain distributions:
   Class A ...........................................................       582,931      1,189,231         192,123      1,651,286
   Class D ...........................................................         3,281           --             2,291           --
                                                                       -------------  -------------   -------------  -------------
     Total ...........................................................    13,553,672     17,845,873      12,168,972     15,487,359
                                                                       -------------  -------------   -------------  -------------
Cost of shares repurchased:
   Class A ...........................................................   (14,573,617)   (14,462,042)    (12,629,875)   (11,789,824)
   Class D ...........................................................      (181,421)       (15,255)       (277,761)       (51,319)
Exchanged into associated Funds:
   Class A ...........................................................    (2,418,114)    (1,542,287)     (2,382,699)    (1,779,118)
   Class D ...........................................................       (58,666)          --          (247,272)          --
                                                                       -------------  -------------   -------------  -------------
     Total ...........................................................   (17,231,818)   (16,019,584)    (15,537,607)   (13,620,261)
                                                                       -------------  -------------   -------------  -------------
     Increase (decrease) in net assets from capital share transactions    (3,678,146)     1,826,289      (3,368,635)     1,867,098
                                                                       -------------  -------------   -------------  -------------
     Increase (decrease) in net assets ...............................       995,610    (12,872,304)     (1,686,034)    (7,960,697)
Net Assets:
Beginning of year ....................................................   151,765,556    164,637,860     136,638,830    144,599,527
                                                                       -------------  -------------   -------------  -------------
End of year .......................................................... $ 152,761,166  $ 151,765,556   $ 134,952,796  $ 136,638,830
                                                                       =============  =============   =============  =============


                                                                              Missouri Series                New York Series
                                                                       ----------------------------   ----------------------------
                                                                          Year ended September 30        Year ended September 30
                                                                       ----------------------------   ----------------------------
                                                                            1995           1994           1995            1994
                                                                       -------------  -------------   -------------  -------------
Operations:
Net investment income ................................................ $   2,737,886  $   2,853,372   $   4,773,085  $   5,217,903
Net realized gain (loss) on investments ..............................       331,360        672,212        (945,837)     1,999,229
Net change in unrealized appreciation/depreciation
   of investments ....................................................     2,085,364     (6,217,058)      5,008,458    (12,683,003)
                                                                       -------------  -------------   -------------  -------------
     Increase (decrease) in net assets from operations ...............     5,154,610     (2,691,474)      8,835,706     (5,465,871)
                                                                       -------------  -------------   -------------  -------------
Distributions to shareholders:
Net investment income:
   Class A ...........................................................    (2,720,786)    (2,843,798)     (4,746,318)    (5,208,022)
   Class D ...........................................................       (17,100)        (9,574)        (26,767)        (9,881)
Net realized gain on investments:
   Class A ...........................................................      (491,076)      (749,354)     (1,996,017)    (2,401,063)
   Class D ...........................................................        (3,310)          --           (10,892)          --
                                                                       -------------  -------------   -------------  -------------
     Decrease in net assets from distributions .......................    (3,232,272)    (3,602,726)     (6,779,994)    (7,618,966)
                                                                       -------------  -------------   -------------  -------------
Capital share transactions:*
Net proceeds from sale of shares:
   Class A ...........................................................     1,490,314      3,402,151       5,616,771      5,317,038
   Class D ...........................................................       221,573        489,521         157,609        491,124
Net asset value of shares issued in payment of dividends:
   Class A ...........................................................     1,401,213      1,500,294       2,634,442      2,808,015
   Class D ...........................................................        12,801            899          21,246          7,955
Exchanged from associated Funds:
   Class A ...........................................................       365,314        733,086       2,263,947        716,645
   Class D ...........................................................          --           17,699         364,576           --
Net asset value of shares issued in payment of gain distributions:
   Class A ...........................................................       321,122        498,507       1,604,994      1,930,880
   Class D ...........................................................         3,144           --             9,747           --
                                                                       -------------  -------------   -------------  -------------
     Total ...........................................................     3,815,481      6,642,157      12,673,332     11,271,657
                                                                       -------------  -------------   -------------  -------------
Cost of shares repurchased:
   Class A ...........................................................    (6,123,870)    (3,359,520)    (15,940,087)    (9,315,602)
   Class D ...........................................................       (70,945)      (136,335)       (156,491)          --
Exchanged into associated Funds:
   Class A ...........................................................      (814,682)      (741,558)     (5,149,991)    (2,166,255)
   Class D ...........................................................       (15,500)          --            (7,500)          --
                                                                       -------------  -------------   -------------  -------------
     Total ...........................................................    (7,024,997)    (4,237,413)    (21,254,069)   (11,481,857)
                                                                       -------------  -------------   -------------  -------------
     Increase (decrease) in net assets from capital share transactions    (3,209,516)     2,404,744      (8,580,737)      (210,200)
                                                                       -------------  -------------   -------------  -------------
     Increase (decrease) in net assets ...............................    (1,287,178)    (3,889,456)     (6,525,025)   (13,295,037)
Net Assets:
Beginning of year ....................................................    52,971,112     56,860,568      91,390,064    104,685,101
                                                                       -------------  -------------   -------------  -------------
End of year .......................................................... $  51,683,934  $  52,971,112   $  84,865,039  $  91,390,064
                                                                       =============  =============   =============  =============


                                                                              Ohio Series                     Oregon Series
                                                                       ----------------------------   ----------------------------
                                                                          Year ended September 30        Year ended September 30
                                                                       ----------------------------   ----------------------------
                                                                            1995           1994            1995           1994
                                                                       -------------  -------------   -------------  -------------
Operations:
Net investment income ................................................ $   9,431,883  $   9,704,400   $   3,208,270  $   3,204,214
Net realized gain (loss) on investments ..............................       810,038      1,864,934          70,060        636,094
Net change in unrealized appreciation/depreciation
   of investments ....................................................     5,388,960    (17,335,724)      1,780,874     (5,354,310)
                                                                       -------------  -------------   -------------  -------------
     Increase (decrease) in net assets from operations ...............    15,630,881     (5,766,390)      5,059,204     (1,514,002)
                                                                       -------------  -------------   -------------  -------------
Distributions to shareholders:
Net investment income:
   Class A ...........................................................    (9,410,971)    (9,697,970)     (3,154,482)    (3,193,582)
   Class D ...........................................................       (20,912)        (6,430)        (53,788)       (10,632)
Net realized gain on investments:
   Class A ...........................................................    (1,594,353)    (3,703,561)       (140,983)      (494,099)
   Class D ...........................................................        (3,594)          --            (2,232)          --
                                                                       -------------  -------------   -------------  -------------
     Decrease in net assets from distributions .......................   (11,029,830)   (13,407,961)     (3,351,485)    (3,698,313)
                                                                       -------------  -------------   -------------  -------------
Capital share transactions:*
Net proceeds from sale of shares:
   Class A ...........................................................     4,802,866      9,557,949       3,693,429      7,552,039
   Class D ...........................................................       277,972        328,208         897,335        896,846
Net asset value of shares issued in payment of dividends:
   Class A ...........................................................     5,871,637      6,102,997       1,966,334      2,003,359
   Class D ...........................................................        17,037          5,793          38,946          7,973
Exchanged from associated Funds:
   Class A ...........................................................       787,632        720,509         884,994        437,837
   Class D ...........................................................        28,117           --              --             --
Net asset value of shares issued in payment of gain distributions:
   Class A ...........................................................     1,221,569      2,815,286         107,524        372,237
   Class D ...........................................................         3,510           --             1,995           --
                                                                       -------------  -------------   -------------  -------------
     Total ...........................................................    13,010,340     19,530,742       7,590,557     11,270,291
                                                                       -------------  -------------   -------------  -------------
Cost of shares repurchased:
   Class A ...........................................................   (15,867,883)   (16,355,416)     (6,179,880)    (6,282,450)
   Class D ...........................................................       (10,683)          --          (210,837)       (40,414)
Exchanged into associated Funds:
   Class A ...........................................................    (2,675,846)    (2,290,059)     (2,472,172)    (1,100,956)
   Class D ...........................................................          --             --          (118,837)        (2,000)
                                                                       -------------  -------------   -------------  -------------
     Total ...........................................................   (18,554,412)   (18,645,475)     (8,981,726)    (7,425,820)
                                                                       -------------  -------------   -------------  -------------
     Increase (decrease) in net assets from capital share transactions    (5,544,072)       885,267      (1,391,169)     3,844,471
                                                                       -------------  -------------   -------------  -------------
     Increase (decrease) in net assets ...............................      (943,021)   (18,289,084)        316,550     (1,367,844)
Net Assets:
Beginning of year ....................................................   171,793,535    190,082,619      60,727,448     62,095,292
                                                                       -------------  -------------   -------------  -------------
End of year .......................................................... $ 170,850,514  $ 171,793,535   $  61,043,998  $  60,727,448
                                                                       =============  =============   =============  =============


----------------
* The Fund began offering Class D shares on February 1, 1994
See notes to financial statements.


44 & 45

=====================================================================================================
Statements of Changes in Net Assets (continued)                 For the year ended September 30, 1995
-----------------------------------------------------------------------------------------------------

                                                                            South Carolina Series
                                                                        -----------------------------
                                                                            Year ended September 30
                                                                        -----------------------------
                                                                             1995            1994
                                                                        -------------   -------------
Operations:
Net investment income ................................................  $   6,032,145   $   6,250,740
Net realized gain on investments .....................................        255,806         203,935
Net change in unrealized appreciation/depreciation
   of investments ....................................................      5,014,984     (12,270,797)
                                                                        -------------   -------------
     Increase (decrease) in net assets from operations ...............     11,302,935      (5,816,122)
                                                                        -------------   -------------
Distributions to shareholders:
Net investment income:
   Class A ...........................................................     (5,962,919)     (6,222,624)
   Class D ...........................................................        (69,226)        (28,116)
Net realized gain on investments:
   Class A ...........................................................       (207,068)     (1,795,272)
   Class D ...........................................................         (2,607)           --
                                                                        -------------   -------------
     Decrease in net assets from distributions .......................     (6,241,820)     (8,046,012)
                                                                        -------------   -------------
Capital share transactions:*
Net proceeds from sale of shares:
   Class A ...........................................................      7,883,988      21,175,039
   Class D ...........................................................        440,392       1,541,603
Net asset value of shares issued in payment of dividends:
   Class A ...........................................................      3,428,206       3,661,681
   Class D ...........................................................         56,548          21,347
Exchanged from associated Funds:
   Class A ...........................................................      1,353,402         221,817
   Class D ...........................................................         89,667          46,010
Net asset value of shares issued in payment of gain distributions:
   Class A ...........................................................        162,756       1,363,300
   Class D ...........................................................          2,494            --
                                                                        -------------   -------------
     Total ...........................................................     13,417,453      28,030,797
                                                                        -------------   -------------
Cost of shares repurchased:
   Class A ...........................................................    (17,698,986)    (16,114,470)
   Class D ...........................................................       (360,978)        (66,265)
Exchanged into associated Funds:
   Class A ...........................................................     (2,826,362)     (1,961,069)
   Class D ...........................................................        (78,655)         (4,000)
                                                                        -------------   -------------
     Total ...........................................................    (20,964,981)    (18,145,804)
                                                                        -------------   -------------
     Increase (decrease) in net assets from capital share transactions     (7,547,528)      9,884,993
                                                                        -------------   -------------
     Decrease in net assets ..........................................     (2,486,413)     (3,977,141)
Net Assets:
Beginning of year ....................................................    116,611,502     120,588,643
                                                                        -------------   -------------
End of year ..........................................................  $ 114,125,089   $ 116,611,502
                                                                        =============   =============

----------------
* The Fund began offering Class D shares on February 1, 1994
See notes to financial statements.

================================================================================
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Seligman Tax-Exempt Fund Series, Inc. (the "Fund") consists of 13 separate series: the "National Series," the "Colorado Series," the "Georgia Series," the "Louisiana Series," the "Maryland Series," the "Massachusetts Series," the "Michigan Series," the "Minnesota Series," the "Missouri Series," the "New York Series," the "Ohio Series," the "Oregon Series," and the "South Carolina Series." Each Series of the Fund offers two classes of shares. All shares existing prior to February 1, 1994, were classified as Class A shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and contingent deferred sales load ("CDSL") of 1% imposed on certain redemptions made within one year of purchase. The two classes of shares for each Series represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required.

2. Significant accounting policies followed, all in conformity with generally accepted accounting principles, are given below:

a. All tax-exempt securities and other short-term holdings maturing in more than 60 days are valued based upon quotations provided by an independent pricing service or, in their absence, at fair value determined in accordance with procedures approved by the Board of Directors. Short-term holdings maturing in 60 days or less are generally valued at amortized cost.

b. There is no provision for federal income or excise tax. Each Series has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized. Dividends are declared daily and paid monthly.

c. Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Interest income is recorded on the accrual basis. The Fund amortizes original issue discounts and premiums paid on purchases of portfolio securities. Discounts other then original issue discounts are not amortized.

d. All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of the shares of each class. Class-specific expenses, which include distribution and service fees and any other items that can be specifically attributed to a particular class, are charged directly to such class.

e. The treatment for financial statement purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, and capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.


3. Purchases and sales of portfolio securities, excluding short-term investments, for the year ended September 30, 1995, were as follows:

   Series                   Purchases                   Sales
   ------                   ---------                   -----
National                   $26,406,482               $38,510,292
Colorado                     8,032,500                12,691,612
Georgia                      1,995,000                 8,468,485
Louisiana                    2,937,540                 5,375,633
Maryland                     2,003,020                 7,857,632
Massachusetts               18,759,795                28,341,893
Michigan                    30,379,770                36,276,102
Minnesota                    7,265,731                14,686,729
Missouri                     1,957,000                 3,803,879
New York                    29,010,192                38,452,106
Ohio                         4,930,050                12,910,963
Oregon                       1,433,885                 2,405,000
South Carolina               4,576,189                13,011,164

================================================================================
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

At September 30, 1995, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities were as follows:

                               Total                      Total
                            Unrealized                 Unrealized
   Series                  Appreciation               Depreciation
   ------                  ------------               ------------
National                    $3,473,095                $2,509,813
Colorado                     2,341,619                 1,162,695
Georgia                      1,827,427                   934,451
Louisiana                    2,985,796                 1,017,562
Maryland                     2,555,361                   634,160
Massachusetts                4,443,538                 1,245,925
Michigan                     6,893,276                   690,747
Minnesota                    9,663,606                 2,852,381
Missouri                     2,704,405                   937,176
New York                     3,147,982                   685,730
Ohio                         9,537,102                 1,358,105
Oregon                       2,406,233                   554,319
South Carolina               4,744,485                 1,161,709

4. J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager's fee is calculated daily and payable monthly, equal to 0.50% per annum of each Series' average daily net assets. For the year ended September 30, 1995, the Manager, at its discretion, waived portions of its fee for the Georgia, Missouri, and Oregon Series, equal to $28,814, $24,653, and $28,465, respectively. The management fees reflected in the Statements of Operations for the Georgia, Missouri, and Oregon Series represent annualized rates of 0.45%, 0.45%, and 0.45%, respectively, of the average net assets of the Series.

Seligman Financial Services, Inc. (the "Distributor"), agent for the distribution of each Series' shares and an affiliate of the Manager, received the following concessions after commissions were paid to dealers for the sale of Class A shares:

                           Distributor                Dealer
   Series                  Concessions              Commissions
   ------                  -----------              -----------
National                     $11,153                 $ 79,889
Colorado                       5,942                   44,871
Georgia                       12,480                   93,530
Louisiana                      7,730                   54,577
Maryland                       8,750                   66,429
Massachusetts                 12,600                   94,205
Michigan                      30,006                  227,211
Minnesota                     18,444                  140,533
Missouri                       6,965                   53,304
New York                      14,942                  112,407
Ohio                          23,679                  178,085
Oregon                        16,678                  123,858
South Carolina                30,670                  237,827

The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to Class A shares under which service organizations can enter into agreements with the Distributor and receive continuing fees of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. For the year ended September 30, 1995, the Distributor charged such fees to the Fund pursuant to the Plan as follows:

                                                    Annualized
                           Total Fees              % of Average
   Series                     Paid                  Net Assets
   ------                     ----                  ----------
National                    $ 93,899                    .09%
Colorado                      51,731                    .09
Georgia                       58,540                    .10
Louisiana                     59,609                    .10
Maryland                      53,104                    .09
Massachusetts                110,101                    .10
Michigan                     144,787                    .10
Minnesota                    129,656                    .10
Missouri                      47,193                    .09
New York                      72,017                    .08
Ohio                         165,972                    .10
Oregon                        56,992                    .10
South Carolina               108,626                    .10

================================================================================

--------------------------------------------------------------------------------

The Fund has a Plan with respect to Class D shares under which service organizations can enter into agreements with the Distributor and receive continuing fees for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on a annual basis of the average daily net assets of the Class D shares for which the organizations are responsible, and fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan. For the year ended September 30, 1995, fees paid equivalent to 1% per annum of the average daily net assets of Class D shares were as follows:

   Series
   ------
National                     $ 7,769
Colorado                       1,153
Georgia                       15,180
Louisiana                      6,293
Maryland                       5,107
Massachusetts                  9,788
Michigan                       8,816
Minnesota                     19,274
Missouri                       4,074
New York                       6,076
Ohio                           4,694
Oregon                        12,249
South Carolina                15,766

The Distributor is entitled to retain any CDSL imposed on certain redemptions of Class D shares occurring within one year of purchase. For the year ended September 30, 1995, such charges were as follows:

   Series
   ------
National                        $101
Georgia                          378
Louisiana                        409
Massachusetts                    323
Michigan                         796
Minnesota                        700
Missouri                         428
New York                         940
Ohio                             100
Oregon                           841
South Carolina                   356

Effective April 1, 1995, Seligman Services, Inc., an affiliate of the Manager became eligible to receive commissions from certain sales of Fund shares, as well as distribution and service fees pursuant to the Plan. For the period ended September 30, 1995, Seligman Services, Inc. received commissions of $12,136 from sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $15,566, pursuant to the Plan.

Seligman Data Corp., which is owned by certain associated investment companies, charged at cost for shareholder account services the following amounts:

   Series
   ------
National                    $152,223
Colorado                      85,664
Georgia                      110,536
Louisiana                     86,834
Maryland                     106,397
Massachusetts                178,967
Michigan                     214,828
Minnesota                    215,885
Missouri                      84,942
New York                     119,419
Ohio                         251,060
Oregon                        93,199
South Carolina               168,308

Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

Fees of $56,000 were incurred by the Fund for the legal services of Sullivan & Cromwell, a member of which firm is a director of the Fund.

The Fund has a compensation agreement under which directors who receive fees may elect to defer receiving such fees. Interest is accrued on the deferred balances. Deferred fees and the related accrued interest are not deductible for federal income tax purposes until such amounts are paid. The annual

================================================================================
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

cost of such fees and interest is included in directors' fees and expenses, and the accumulated balances thereof at September 30, 1995, are as follows:

   Series
   ------
National                     $15,201
Colorado                       9,096
Georgia                        8,450
Louisiana                      9,988
Maryland                       9,988
Massachusetts                 12,727
Michigan                      12,249
Minnesota                     12,727
Missouri                       9,096
New York                      12,727
Ohio                          12,727
Oregon                         8,922
South Carolina                 8,450

5. Class-specific expenses charged to Class A and Class D shares for the year ended September 30, 1995, which are included in the corresponding captions of the Statements of Operations, were as follows:

                                                                                                   Shareholder
                                       Distribution                                                reports and
    Series                           and service fees                   Registration              communications
    ------                           ----------------                   ------------              --------------
National:
    Class A                               $ 93,899                         $4,514                     $1,584
    Class D                                  7,769                          1,220                         15
Colorado:
    Class A                                 51,731                            720                      1,346
    Class D                                  1,153                            186                          2
Georgia:
    Class A                                 58,540                          2,650                        829
    Class D                                 15,180                            865                         17
Louisiana:
    Class A                                 59,609                          1,191                        716
    Class D                                  6,293                            790                         26
Maryland:
    Class A                                 53,104                          2,474                      1,484
    Class D                                  5,107                            727                         12
Massachusetts:
    Class A                                110,101                          2,186                      2,059
    Class D                                  9,788                          1,642                         32
Michigan:
    Class A                                144,787                          1,897                      2,981
    Class D                                  8,816                          1,791                         40
Minnesota:
    Class A                                129,656                          1,547                      4,830
    Class D                                 19,274                          1,158                        141
Missouri:
    Class A                                 47,193                            764                      1,518
    Class D                                  4,074                            665                         15
New York:
    Class A                                 72,017                          1,471                      1,625
    Class D                                  6,076                            976                         10
Ohio:
    Class A                                165,972                          1,235                      3,236
    Class D                                  4,694                            799                         19

================================================================================

--------------------------------------------------------------------------------

Note 5. (continued)

                                                                                                   Shareholder
                                       Distribution                                                reports and
    Series                           and service fees                   Registration              communications
    ------                           ----------------                   ------------              --------------
Oregon:
    Class A                               $ 56,992                         $1,724                     $1,985
    Class D                                 12,249                            755                         24
South Carolina:
    Class A                                108,626                             60                      4,160
    Class D                                 15,766                            924                         96

6. In accordance with current federal income tax law, each of the Series' net realized capital gains and losses are considered separately for purposes of determining taxable capital gains. At September 30, 1995, the net loss carryforwards for the National, Colorado and New York Series amounted to $457,352, $268,007 and $48,960, respectively, which are available for offset against future taxable net gains, expiring in 2003. Accordingly, no capital gain distributions are expected to be paid to shareholders of the National, Colorado and New York Series until net capital gains have been realized in excess of the available capital loss carryforwards.

7. At September 30, 1995, 40,000,000 shares each were authorized for the National and Missouri Series; 30,000,000 shares each for the Massachusetts, Michigan, Minnesota, and Ohio Series; 25,000,000 shares for the Colorado Series; and 20,000,000 shares each for the Georgia, Louisiana, Maryland, New York, Oregon, and South Carolina Series, all at a par value of $.001 per share.

Transactions in shares of Capital Stock were as follows:*

                                                        National Series            Colorado Series              Georgia Series
                                                   ------------------------    ------------------------    -------------------------
                                                          Year ended                 Year ended                   Year ended
                                                         September 30               September 30                 September 30
                                                   ------------------------    ------------------------    -------------------------
                                                      1995          1994          1995           1994         1995          1994
                                                   ----------    ----------    ----------    ----------    ----------    ----------
Sale of shares:
   Class A .....................................      390,656       764,281       197,677       268,474       342,804     1,300,888
   Class D .....................................      119,342        60,983        14,107        40,581       168,888       104,340
Shares issued in payment of dividends:
   Class A .....................................      414,132       438,686       226,321       247,700       263,035       272,060
   Class D .....................................        3,246         1,137           424           420         7,605         1,633
Exchanged from associated Funds:
   Class A .....................................    1,396,452       259,262        73,282        42,669       169,875        48,335
   Class D .....................................      122,280          --            --            --              32         8,316
Shares issued in payment of gain distributions:
   Class A .....................................         --         706,415          --          63,489        94,017        63,913
   Class D .....................................         --            --            --            --           1,780          --
                                                   ----------    ----------    ----------    ----------    ----------    ----------
Total ..........................................    2,446,108     2,230,764       511,811       663,333     1,048,036     1,799,485
                                                   ----------    ----------    ----------    ----------    ----------    ----------
Shares repurchased:
   Class A .....................................   (2,610,634)   (1,943,600)     (997,269)   (1,126,423)   (1,363,466)   (1,083,796)
   Class D .....................................      (14,877)         --          (1,468)      (27,460)      (16,580)         (861)
Exchanged into associated Funds:
   Class A .....................................   (1,359,162)     (345,902)     (185,668)      (43,792)     (337,410)      (54,072)
   Class D .....................................     (131,648)         --            (136)         --          (9,351)         --
                                                   ----------    ----------    ----------    ----------    ----------    ----------
Total ..........................................   (4,116,321)   (2,289,502)   (1,184,541)   (1,197,675)   (1,726,807)   (1,138,729)
                                                   ----------    ----------    ----------    ----------    ----------    ----------
Increase (decrease) in shares ..................   (1,670,213)      (58,738)     (672,730)     (534,342)     (678,771)      660,756
                                                   ==========    ==========    ==========    ==========    ==========    ==========

----------
* The Fund began offering Class D shares on February 1, 1994.

================================================================================
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

                                                       Louisiana Series            Maryland Series            Massachusetts Series
                                                   ------------------------    ------------------------    -------------------------
                                                          Year ended                 Year ended                   Year ended
                                                         September 30               September 30                 September 30
                                                   ------------------------    ------------------------    -------------------------
                                                      1995          1994          1995           1994         1995          1994
                                                   ----------    ----------    ----------    ----------    ----------    ----------
Sale of shares:
   Class A .....................................      203,544       511,859       235,573       397,002       399,337       472,153
   Class D .....................................        8,145        88,738        46,497        48,184        80,201       136,211
Shares issued in payment of dividends:
   Class A .....................................      235,011       238,291       222,065       222,712       475,382       506,326
   Class D .....................................        2,969         1,050         1,836           330         4,357         2,911
Exchanged from associated Funds:
   Class A .....................................       32,811        18,733       174,666        35,901       643,216       111,424
   Class D .....................................         --            --           1,883         7,334         8,872         4,948
Shares issued in payment of gain distributions:
   Class A .....................................      104,944        54,209       101,029       113,033        51,797       297,793
   Class D .....................................        1,269          --             737          --             618          --
                                                   ----------    ----------    ----------    ----------    ----------    ----------
Total ..........................................      588,693       912,880       784,286       824,496     1,663,780     1,531,766
                                                   ----------    ----------    ----------    ----------    ----------    ----------
Shares repurchased:
   Class A .....................................     (660,838)     (712,918)     (892,644)     (720,685)   (1,900,781)   (1,783,099)
   Class D .....................................      (43,956)       (1,054)      (16,759)         (901)      (16,608)         (516)
Exchanged into associated Funds:
   Class A .....................................      (34,105)      (54,301)     (192,205)      (83,511)     (722,628)     (247,705)
   Class D .....................................         --            --         (10,109)         --        (108,292)         --
                                                   ----------    ----------    ----------    ----------    ----------    ----------
Total ..........................................     (738,899)     (768,273)   (1,111,717)     (805,097)   (2,748,309)   (2,031,320)
                                                   ----------    ----------    ----------    ----------    ----------    ----------
Increase (decrease) in shares ..................     (150,206)      144,607      (327,431)       19,399    (1,084,529)     (499,554)
                                                   ==========    ==========    ==========    ==========    ==========    ==========


                                                       Michigan Series            Minnesota Series             Missouri Series
                                                   ------------------------    ------------------------    -------------------------
                                                          Year ended                 Year ended                   Year ended
                                                         September 30               September 30                 September 30
                                                   ------------------------    ------------------------    -------------------------
                                                      1995          1994          1995           1994         1995          1994
                                                   ----------    ----------    ----------    ----------    ----------    ----------
Sale of shares:
   Class A .....................................      757,584     1,164,238       544,854       649,224       199,885       432,301
   Class D .....................................       69,200        79,168       111,851       217,891        28,871        63,051
Shares issued in payment of dividends:
   Class A .....................................      607,709       595,784       681,571       681,934       187,773       192,135
   Class D .....................................        3,659         1,022         8,190         2,070         1,688           119
Exchanged from associated Funds:
   Class A .....................................      104,833        78,106       186,606       181,367        49,003        95,722
   Class D .....................................       12,331         2,579        20,768          --            --           2,376
Shares issued in payment of gain distributions:
   Class A .....................................       75,509       133,922        26,068       203,361        46,811        61,773
   Class D .....................................          425          --             310          --             458          --
                                                   ----------    ----------    ----------    ----------    ----------    ----------
Total ..........................................    1,631,250     2,054,819     1,580,218     1,935,847       514,489       847,477
                                                   ----------    ----------    ----------    ----------    ----------    ----------
Shares repurchased:
   Class A .....................................   (1,759,378)   (1,673,481)   (1,640,906)   (1,478,662)     (829,527)     (432,021)
   Class D .....................................      (22,079)       (1,801)      (35,960)       (6,565)       (9,384)      (18,300)
Exchanged into associated Funds:
   Class A .....................................     (293,434)     (176,197)     (308,844)     (223,599)     (108,014)      (96,265)
   Class D .....................................       (7,254)         --         (32,624)         --          (2,017)         --
                                                   ----------    ----------    ----------    ----------    ----------    ----------
Total ..........................................   (2,082,145)   (1,851,479)   (2,018,334)   (1,708,826)     (948,942)     (546,586)
                                                   ----------    ----------    ----------    ----------    ----------    ----------
Increase (decrease) in shares ..................     (450,895)      203,340      (438,116)      227,021      (434,453)      300,891
                                                   ==========    ==========    ==========    ==========    ==========    ==========

================================================================================

--------------------------------------------------------------------------------

                                                       New York Series               Ohio Series                 Oregon Series
                                                   ------------------------    ------------------------    -------------------------
                                                          Year ended                 Year ended                   Year ended
                                                         September 30               September 30                 September 30
                                                   ------------------------    ------------------------    -------------------------
                                                      1995          1994          1995           1994         1995          1994
                                                   ----------    ----------    ----------    ----------    ----------    ----------
Sale of shares:
   Class A .....................................      759,986       644,155       607,544     1,140,889       491,549       973,723
   Class D .....................................       20,328        61,053        35,134        40,208       119,881       118,176
Shares issued in payment of dividends:
   Class A .....................................      346,619       345,368       742,966       738,057       263,145       258,985
   Class D .....................................        2,790         1,014         2,142           718         5,200         1,057
Exchanged from associated Funds:
   Class A .....................................      307,438        89,847       100,205        86,706       117,527        56,640
   Class D .....................................       46,880          --           3,512          --            --            --
Shares issued in payment of gain distributions:
   Class A .....................................      233,284       230,141       166,200       332,776        15,449        47,000
   Class D .....................................        1,417          --             476          --             287          --
                                                   ----------    ----------    ----------    ----------    ----------    ----------
Total ..........................................    1,718,742     1,371,578     1,658,179     2,339,354     1,013,038     1,455,581
                                                   ----------    ----------    ----------    ----------    ----------    ----------
Shares repurchased:
   Class A .....................................   (2,115,969)   (1,153,513)   (2,013,198)   (1,984,770)     (827,019)     (814,995)
   Class D .....................................      (20,029)         --          (1,314)         --         (27,866)       (5,414)
Exchanged into associated Funds:
   Class A .....................................     (706,020)     (264,593)     (340,747)     (276,088)     (344,772)     (143,668)
   Class D .....................................         (980)         --            --            --         (15,720)         (264)
                                                   ----------    ----------    ----------    ----------    ----------    ----------
Total ..........................................   (2,842,998)   (1,418,106)   (2,355,259)   (2,260,858)   (1,215,377)     (964,341)
                                                   ----------    ----------    ----------    ----------    ----------    ----------
Increase (decrease) in shares ..................   (1,124,256)      (46,528)     (697,080)       78,496      (202,339)      491,240
                                                   ==========    ==========    ==========    ==========    ==========    ==========


                                                         South Carolina Series
                                                       -------------------------
                                                              Year ended
                                                            September 30
                                                       -------------------------
                                                          1995          1994
                                                       ----------    ----------
Sale of shares:
   Class A .........................................    1,022,961     2,596,435
   Class D .........................................       56,814       194,659
Shares issued in payment of dividends:
   Class A .........................................      444,222       455,988
   Class D .........................................        7,314         2,743
Exchanged from associated Funds:
   Class A .........................................      173,490        27,515
   Class D .........................................       12,150         5,929
Shares issued in payment of gain distributions:
   Class A .........................................       22,923       164,253
   Class D .........................................          351          --
                                                       ----------    ----------
Total ..............................................    1,740,225     3,447,522
                                                       ----------    ----------
Shares repurchased:
   Class A .........................................   (2,310,043)   (2,031,384)
   Class D .........................................      (46,819)       (8,567)
Exchanged into associated Funds:
   Class A .........................................     (376,197)     (249,202)
   Class D .........................................      (10,186)         (516)
                                                       ----------    ----------
Total ..............................................   (2,743,245)   (2,289,669)
                                                       ----------    ----------
Increase (decrease) in shares ......................   (1,003,020)    1,157,853
                                                       ==========     =========

================================================================================
Financial Highlights
--------------------------------------------------------------------------------

The Fund's financial highlights are presented below. The per share operating performance data is designed to allow investors to trace the operating performance, on a per share basis, from a Series' beginning net asset value to the ending net asset value so that they may understand what effect the individual items have on their investment assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item as disclosed in the financial statements to their equivalent per share amounts using average shares outstanding. The total return based on net asset value measures a Series' performance assuming investors purchased shares at net asset value as of the beginning of the period, reinvested dividends and capital gains paid at net asset value, and then sold their shares at the net asset value per share on the last day of the period. The total return computations do not reflect any sales charges investors may incur in purchasing or selling shares of the Fund. The total returns for periods of less than one year are not annualized.


                                                                Net         Increase
                              Net Asset                     Realized &     (Decrease)                    Distributions  Net Increase
                              Value at          Net         Unrealized        from          Dividends        from      (Decrease) in
Per Share Operating           Beginning     Investment      Investment     Investment        Paid or       Net Gain       Net Asset
  Performance:                 of Year        Income*       Gain (Loss)    Operations       Declared       Realized         Value
------------------------------------------------------------------------------------------------------------------------------------
Class A shares:
National Series
   Year ended 9/30/95          $7.18          $0.40           $0.40          $0.80          $(0.40)        $   --           $0.40
   Year ended 9/30/94           8.72           0.41           (1.04)         (0.63)          (0.41)         (0.50)          (1.54)
   Year ended 9/30/93           8.07           0.45            0.78           1.23           (0.45)         (0.13)           0.65
   Year ended 9/30/92           7.90           0.48            0.20           0.68           (0.48)         (0.03)           0.17
   Year ended 9/30/91           7.44           0.49            0.54           1.03           (0.49)         (0.08)           0.46
Colorado Series
   Year ended 9/30/95           7.09           0.38            0.21           0.59           (0.38)            --            0.21
   Year ended 9/30/94           7.76           0.37           (0.59)         (0.22)          (0.37)         (0.08)          (0.67)
   Year ended 9/30/93           7.34           0.39            0.49           0.88           (0.39)         (0.07)           0.42
   Year ended 9/30/92           7.22           0.42            0.12           0.54           (0.42)            --            0.12
   Year ended 9/30/91           6.91           0.44            0.31           0.75           (0.44)            --            0.31
Georgia Series
   Year ended 9/30/95           7.48           0.39            0.43           0.82           (0.39)         (0.10)           0.33
   Year ended 9/30/94           8.43           0.41           (0.86)         (0.45)          (0.41)         (0.09)          (0.95)
   Year ended 9/30/93           7.85           0.43            0.62           1.05           (0.43)         (0.04)           0.58
   Year ended 9/30/92           7.63           0.46            0.25           0.71           (0.46)         (0.03)           0.22
   Year ended 9/30/91           7.18           0.47            0.46           0.93           (0.47)         (0.01)           0.45
Louisiana Series
   Year ended 9/30/95           7.94           0.43            0.34           0.77           (0.43)         (0.14)           0.20
   Year ended 9/30/94           8.79           0.44           (0.77)         (0.33)          (0.44)         (0.08)          (0.85)
   Year ended 9/30/93           8.38           0.46            0.51           0.97           (0.46)         (0.10)           0.41
   Year ended 9/30/92           8.18           0.49            0.24           0.73           (0.49)         (0.04)           0.20
   Year ended 9/30/91           7.70           0.50            0.50           1.00           (0.50)         (0.02)           0.48
Maryland Series
   Year ended 9/30/95           7.71           0.41            0.38           0.79           (0.41)         (0.13)           0.25
   Year ended 9/30/94           8.64           0.42           (0.76)         (0.34)          (0.42)         (0.17)          (0.93)
   Year ended 9/30/93           8.15           0.44            0.59           1.03           (0.44)         (0.10)           0.49
   Year ended 9/30/92           7.94           0.46            0.24           0.70           (0.46)         (0.03)           0.21
   Year ended 9/30/91           7.45           0.47            0.49           0.96           (0.47)            --            0.49
Massachusetts Series
   Year ended 9/30/95           7.66           0.42            0.28           0.70           (0.42)         (0.03)           0.25
   Year ended 9/30/94           8.54           0.44           (0.67)         (0.23)          (0.44)         (0.21)          (0.88)
   Year ended 9/30/93           8.06           0.47            0.55           1.02           (0.47)         (0.07)           0.48
   Year ended 9/30/92           7.86           0.49            0.24           0.73           (0.49)         (0.04)           0.20
   Year ended 9/30/91           7.26           0.50            0.62           1.12           (0.50)         (0.02)           0.60


                                                                             Ratio of Net
                                Net Asset     Total Return      Ratio of      Investment                   Net Assets
                                Value at        Based on       Expenses to      Income                      at End of
Per Share Operating               End          Net Asset        Average      to Average      Portfolio       Year
  Performance:                  of Year          Value        Net Assets*    Net Assets*     Turnover   (000's omitted)
--------------------------------------------------------------------------------------------------------------------------
Class A shares:
National Series
   Year ended 9/30/95           $7.58           11.48%          0.86%           5.46%         24.91%       $104,184
   Year ended 9/30/94            7.18           (7.83)          0.85            5.30          24.86         111,374
   Year ended 9/30/93            8.72           16.00           0.86            5.49          72.68         136,394
   Year ended 9/30/92            8.07            8.84           0.77            6.02          63.99         132,130
   Year ended 9/30/91            7.90           14.24           0.80            6.35          71.67         136,326
Colorado Series
   Year ended 9/30/95            7.30            8.56           0.93            5.31          14.70          54,858
   Year ended 9/30/94            7.09           (2.92)          0.86            5.06          10.07          58,197
   Year ended 9/30/93            7.76           12.54           0.90            5.21          14.09          67,912
   Year ended 9/30/92            7.34            7.74           0.81            5.81          23.22          64,900
   Year ended 9/30/91            7.22           11.15           0.84            6.19          14.60          64,310
Georgia Series
   Year ended 9/30/95            7.81           11.66           0.91            5.26           3.36          57,678
   Year ended 9/30/94            7.48           (5.52)          0.73            5.21          19.34          61,466
   Year ended 9/30/93            8.43           13.96           0.63            5.34          12.45          64,650
   Year ended 9/30/92            7.85            9.64           0.47            5.95          10.24          44,585
   Year ended 9/30/91            7.63           13.30           0.59            6.30           6.07          28,317
Louisiana Series
   Year ended 9/30/95            8.14           10.30           0.89            5.44           4.82          61,988
   Year ended 9/30/94            7.94           (3.83)          0.87            5.31          17.16          61,441
   Year ended 9/30/93            8.79           12.10           0.87            5.40           9.21          67,529
   Year ended 9/30/92            8.38            9.13           0.80            5.89          25.45          57,931
   Year ended 9/30/91            8.18           13.49           0.83            6.31          20.85          50,089
Maryland Series
   Year ended 9/30/95            7.96           10.90           0.96            5.31           3.63          56,290
   Year ended 9/30/94            7.71           (4.08)          0.92            5.17          17.68          57,263
   Year ended 9/30/93            8.64           13.23           0.97            5.28          14.10          64,472
   Year ended 9/30/92            8.15            9.15           0.86            5.76          29.57          57,208
   Year ended 9/30/91            7.94           13.26           0.88            6.09          18.84          54,068
Massachusetts Series
   Year ended 9/30/95            7.91            9.58           0.86            5.51          16.68         115,711
   Year ended 9/30/94            7.66           (2.94)          0.85            5.46          12.44         120,149
   Year ended 9/30/93            8.54           13.18           0.88            5.65          20.66         139,504
   Year ended 9/30/92            8.06            9.75           0.77            6.27          27.92         128,334
   Year ended 9/30/91            7.86           15.84           0.83            6.64          14.37         118,022

                                                                    Adjusted
                                                     Adjusted       Ratio of
                                    Adjusted Net     Ratio of     Net Investment
                                     Investment     Expenses to      Income
Per Share Operating                   Income        Average Net    to Average
  Performance:                       Per Share*       Assets*      Net Assets*
--------------------------------------------------------------------------------
Class A shares:
National Series
   Year ended 9/30/95
   Year ended 9/30/94
   Year ended 9/30/93
   Year ended 9/30/92
   Year ended 9/30/91
Colorado Series
   Year ended 9/30/95
   Year ended 9/30/94
   Year ended 9/30/93
   Year ended 9/30/92
   Year ended 9/30/91
Georgia Series
   Year ended 9/30/95                  $0.39           0.96%           5.21%
   Year ended 9/30/94                   0.40           0.93            5.01
   Year ended 9/30/93                   0.40           0.93            5.04
   Year ended 9/30/92                   0.43           0.87            5.55
   Year ended 9/30/91                   0.43           1.09            5.80
Louisiana Series
   Year ended 9/30/95
   Year ended 9/30/94
   Year ended 9/30/93
   Year ended 9/30/92
   Year ended 9/30/91
Maryland Series
   Year ended 9/30/95
   Year ended 9/30/94
   Year ended 9/30/93
   Year ended 9/30/92
   Year ended 9/30/91
Massachusetts Series
   Year ended 9/30/95
   Year ended 9/30/94
   Year ended 9/30/93
   Year ended 9/30/92
   Year ended 9/30/91

----------
See page 58 for footnotes.

                                      54-55

================================================================================
Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                Net         Increase
                              Net Asset                     Realized &     (Decrease)                    Distributions  Net Increase
                              Value at          Net         Unrealized        from          Dividends        from      (Decrease) in
Per Share Operating           Beginning     Investment      Investment     Investment        Paid or       Net Gain       Net Asset
  Performance:                 of Year        Income*       Gain (Loss)    Operations       Declared       Realized         Value
------------------------------------------------------------------------------------------------------------------------------------
Michigan Series
   Year ended 9/30/95          $8.28          $0.46           $0.30          $0.76          $(0.46)        $(0.04)          $0.26
   Year ended 9/30/94           9.08           0.46           (0.71)         (0.25)          (0.46)         (0.09)          (0.80)
   Year ended 9/30/93           8.68           0.47            0.59           1.06           (0.47)         (0.19)           0.40
   Year ended 9/30/92           8.38           0.50            0.35           0.85           (0.50)         (0.05)           0.30
   Year ended 9/30/91           7.89           0.51            0.51           1.02           (0.51)         (0.02)           0.49
Minnesota Series
   Year ended 9/30/95           7.72           0.45            0.11           0.56           (0.45)         (0.01)           0.10
   Year ended 9/30/94           8.28           0.45           (0.44)         (0.01)          (0.45)         (0.12)          (0.56)
   Year ended 9/30/93           7.89           0.47            0.51           0.98           (0.47)         (0.12)           0.39
   Year ended 9/30/92           7.81           0.49            0.09           0.58           (0.49)         (0.01)           0.08
   Year ended 9/30/91           7.49           0.49            0.32           0.81           (0.49)            --            0.32
Missouri Series
   Year ended 9/30/95           7.41           0.40            0.36           0.76           (0.40)         (0.07)           0.29
   Year ended 9/30/94           8.31           0.40           (0.79)         (0.39)          (0.40)         (0.11)          (0.90)
   Year ended 9/30/93           7.80           0.42            0.57           0.99           (0.42)         (0.06)           0.51
   Year ended 9/30/92           7.72           0.44            0.15           0.59           (0.44)         (0.07)           0.08
   Year ended 9/30/91           7.22           0.46            0.50           0.96           (0.46)            --            0.50
New York Series
   Year ended 9/30/95           7.67           0.42            0.36           0.78           (0.42)         (0.17)           0.19
   Year ended 9/30/94           8.75           0.43           (0.88)         (0.45)          (0.43)         (0.20)          (1.08)
   Year ended 9/30/93           8.13           0.45            0.74           1.19           (0.45)         (0.12)           0.62
   Year ended 9/30/92           7.94           0.49            0.26           0.75           (0.49)         (0.07)           0.19
   Year ended 9/30/91           7.40           0.50            0.54           1.04           (0.50)            --            0.54
Ohio Series
   Year ended 9/30/95           7.90           0.44            0.28           0.72           (0.44)         (0.07)           0.21
   Year ended 9/30/94           8.77           0.44           (0.70)         (0.26)          (0.44)         (0.17)          (0.87)
   Year ended 9/30/93           8.28           0.46            0.56           1.02           (0.46)         (0.07)           0.49
   Year ended 9/30/92           8.06           0.49            0.26           0.75           (0.49)         (0.04)           0.22
   Year ended 9/30/91           7.62           0.51            0.45           0.96           (0.51)         (0.01)           0.44
Oregon Series
   Year ended 9/30/95           7.43           0.40            0.25           0.65           (0.40)         (0.02)           0.23
   Year ended 9/30/94           8.08           0.40           (0.59)         (0.19)          (0.40)         (0.06)          (0.65)
   Year ended 9/30/93           7.60           0.42            0.48           0.90           (0.42)            --            0.48
   Year ended 9/30/92           7.42           0.42            0.18           0.60           (0.42)            --            0.18
   Year ended 9/30/91           6.96           0.44            0.46           0.90           (0.44)            --            0.46
South Carolina Series
   Year ended 9/30/95           7.61           0.41            0.37           0.78           (0.41)         (0.01)           0.36
   Year ended 9/30/94           8.52           0.41           (0.79)         (0.38)          (0.41)         (0.12)          (0.91)
   Year ended 9/30/93           8.00           0.43            0.54           0.97           (0.43)         (0.02)           0.52
   Year ended 9/30/92           7.71           0.45            0.31           0.76           (0.45)         (0.02)           0.29
   Year ended 9/30/91           7.23           0.46            0.52           0.98           (0.46)         (0.04)           0.48


                                                                             Ratio of Net
                                Net Asset     Total Return      Ratio of      Investment                   Net Assets
                                Value at        Based on       Expenses to      Income                      at End of
Per Share Operating               End          Net Asset        Average      to Average      Portfolio       Year
  Performance:                  of Year          Value        Net Assets*    Net Assets*     Turnover   (000's omitted)
--------------------------------------------------------------------------------------------------------------------------
Michigan Series
   Year ended 9/30/95           $8.54            9.56%          0.87%           5.50%         20.48%       $151,589
   Year ended 9/30/94            8.28           (2.90)          0.84            5.32          10.06         151,095
   Year ended 9/30/93            9.08           12.97           0.83            5.41           6.33         164,638
   Year ended 9/30/92            8.68           10.55           0.76            5.93          32.12         144,524
   Year ended 9/30/91            8.38           13.34           0.80            6.28          22.81         129,004
Minnesota Series
   Year ended 9/30/95            7.82            7.61           0.87            5.89           5.57         132,716
   Year ended 9/30/94            7.72            0.12           0.85            5.70           3.30         134,990
   Year ended 9/30/93            8.28           13.06           0.90            5.89           5.73         144,600
   Year ended 9/30/92            7.89            7.71           0.80            6.29          12.08         151,922
   Year ended 9/30/91            7.81           11.10           0.80            6.28           2.61         182,979
Missouri Series
   Year ended 9/30/95            7.70           10.67           0.88            5.31           3.88          51,169
   Year ended 9/30/94            7.41           (4.85)          0.74            5.18          14.33          52,621
   Year ended 9/30/93            8.31           13.17           0.71            5.29          17.03          56,861
   Year ended 9/30/92            7.80            7.87           0.83            5.71          18.80          49,459
   Year ended 9/30/91            7.72           13.61           0.88            6.10          16.30          47,659
New York Series
   Year ended 9/30/95            7.86           10.93           0.88            5.52          34.05          83,980
   Year ended 9/30/94            7.67           (5.37)          0.87            5.31          28.19          90,914
   Year ended 9/30/93            8.75           15.26           0.94            5.37          27.90         104,685
   Year ended 9/30/92            8.13            9.80           0.79            6.09          42.90          92,681
   Year ended 9/30/91            7.94           14.56           0.80            6.57          44.57          83,684
Ohio Series
   Year ended 9/30/95            8.11            9.59           0.84            5.56           2.96         170,191
   Year ended 9/30/94            7.90           (3.08)          0.84            5.34           9.37         171,469
   Year ended 9/30/93            8.77           12.81           0.85            5.44          30.68         190,083
   Year ended 9/30/92            8.28            9.68           0.75            6.02           7.15         170,427
   Year ended 9/30/91            8.06           12.96           0.77            6.42          13.95         156,179
Oregon Series
   Year ended 9/30/95            7.66            9.05           0.86            5.40           2.47          59,549
   Year ended 9/30/94            7.43           (2.38)          0.78            5.20           9.43          59,884
   Year ended 9/30/93            8.08           12.21           0.78            5.35           8.08          62,095
   Year ended 9/30/92            7.60            8.35           0.68            5.63           0.21          48,797
   Year ended 9/30/91            7.42           13.25           0.71            6.06           7.60          39,350
South Carolina Series
   Year ended 9/30/95            7.97           10.69           0.88            5.38           4.13         112,421
   Year ended 9/30/94            7.61           (4.61)          0.83            5.12           1.81         115,133
   Year ended 9/30/93            8.52           12.52           0.85            5.19          17.69         120,589
   Year ended 9/30/92            8.00           10.08           0.81            5.71           3.37          82,882
   Year ended 9/30/91            7.71           13.95           0.81            6.14           9.05          63,863


                                                                    Adjusted
                                                     Adjusted       Ratio of
                                    Adjusted Net     Ratio of    Net Investment
                                     Investment     Expenses to      Income
Per Share Operating                   Income       Average Net    to Average
  Performance:                      Per Share*       Assets*      Net Assets*
--------------------------------------------------------------------------------
Michigan Series
   Year ended 9/30/95
   Year ended 9/30/94
   Year ended 9/30/93
   Year ended 9/30/92
   Year ended 9/30/91
Minnesota Series
   Year ended 9/30/95
   Year ended 9/30/94
   Year ended 9/30/93
   Year ended 9/30/92
   Year ended 9/30/91
Missouri Series
   Year ended 9/30/95                 $0.39           0.93%           5.26%
   Year ended 9/30/94                  0.39           0.88            5.04
   Year ended 9/30/93                  0.41           0.91            5.09
   Year ended 9/30/92
   Year ended 9/30/91
New York Series
   Year ended 9/30/95
   Year ended 9/30/94
   Year ended 9/30/93
   Year ended 9/30/92
   Year ended 9/30/91
Ohio Series
   Year ended 9/30/95
   Year ended 9/30/94
   Year ended 9/30/93
   Year ended 9/30/92
   Year ended 9/30/91
Oregon Series
   Year ended 9/30/95                  0.40           0.91            5.35
   Year ended 9/30/94                  0.39           0.89            5.09
   Year ended 9/30/93                  0.41           0.93            5.20
   Year ended 9/30/92                  0.42           0.83            5.48
   Year ended 9/30/91                  0.42           0.91            5.86
South Carolina Series
   Year ended 9/30/95
   Year ended 9/30/94
   Year ended 9/30/93
   Year ended 9/30/92
   Year ended 9/30/91                  0.45           0.91            6.04

----------
See page 58 for footnotes.


56 & 57

====================================================================================================================================
Financial Highlights (continued)
------------------------------------------------------------------------------------------------------------------------------------

                                                             Net         Increase
                           Net Asset                     Realized &     (Decrease)                    Distributions  Net Increase
                           Value at          Net         Unrealized        from          Dividends        from       (Decrease) in
Per Share Operating        Beginning     Investment      Investment     Investment        Paid or       Net Gain       Net Asset
  Performance:             of Period       Income*       Gain (Loss)    Operations       Declared       Realized         Value
------------------------------------------------------------------------------------------------------------------------------------
Class D shares:
National Series
   Year ended 9/30/95       $7.18           $0.32           $0.39          $0.71          $(0.32)       $    --         $0.39
   2/1/94** to 9/30/94       8.20            0.22           (1.02)         (0.80)          (0.22)            --         (1.02)
Colorado Series
   Year ended 9/30/95        7.09            0.30            0.20           0.50           (0.30)            --          0.20
   2/1/94** to 9/30/94       7.72            0.20           (0.63)         (0.43)          (0.20)            --         (0.63)
Georgia Series
   Year ended 9/30/95        7.49            0.32            0.43           0.75           (0.32)         (0.10)         0.33
   2/1/94** to 9/30/94       8.33            0.22           (0.84)         (0.62)          (0.22)            --         (0.84)
Louisiana Series
   Year ended 9/30/95        7.94            0.35            0.34           0.69           (0.35)         (0.14)         0.20
   2/1/94** to 9/30/94       8.73            0.24           (0.79)         (0.55)          (0.24)            --         (0.79)
Maryland Series
   Year ended 9/30/95        7.72            0.33            0.38           0.71           (0.33)         (0.13)         0.25
   2/1/94** to 9/30/94       8.46            0.23           (0.74)         (0.51)          (0.23)            --         (0.74)
Massachusetts Series
   Year ended 9/30/95        7.66            0.34            0.27           0.61           (0.34)         (0.03)         0.24
   2/1/94** to 9/30/94       8.33            0.24           (0.67)         (0.43)          (0.24)            --         (0.67)
Michigan Series
   Year ended 9/30/95        8.28            0.37            0.30           0.67           (0.37)         (0.04)         0.26
   2/1/94** to 9/30/94       9.01            0.25           (0.73)         (0.48)          (0.25)            --         (0.73)
Minnesota Series
   Year ended 9/30/95        7.73            0.38            0.10           0.48           (0.38)         (0.01)         0.09
   2/1/94** to 9/30/94       8.22            0.25           (0.49)         (0.24)          (0.25)            --         (0.49)
Missouri Series
   Year ended 9/30/95        7.41            0.32            0.36           0.68           (0.32)         (0.07)         0.29
   2/1/94** to 9/30/94       8.20            0.22           (0.79)         (0.57)          (0.22)            --         (0.79)
New York Series
   Year ended 9/30/95        7.67            0.34            0.37           0.71           (0.34)         (0.17)         0.20
   2/1/94** to 9/30/94       8.55            0.23           (0.88)         (0.65)          (0.23)            --         (0.88)
Ohio Series
   Year ended 9/30/95        7.92            0.36            0.30           0.66           (0.36)         (0.07)         0.23
   2/1/94** to 9/30/94       8.61            0.24           (0.69)         (0.45)          (0.24)            --         (0.69)
Oregon Series
   Year ended 9/30/95        7.43            0.33            0.24           0.57           (0.33)         (0.02)         0.22
   2/1/94** to 9/30/94       8.02            0.22           (0.59)         (0.37)          (0.22)            --         (0.59)
South Carolina Series
   Year ended 9/30/95        7.61            0.34            0.37           0.71           (0.34)         (0.01)         0.36
   2/1/94** to 9/30/94       8.42            0.22           (0.81)         (0.59)          (0.22)            --         (0.81)

58



                                                                        Ratio of Net
                           Net Asset     Total Return      Ratio of      Investment                   Net Assets
                           Value at        Based on       Expenses to      Income                      at End of
Per Share Operating           End          Net Asset        Average      to Average      Portfolio      Period
  Performance:             of Period         Value        Net Assets*    Net Assets*     Turnover   (000's omitted)
------------------------------------------------------------------------------------------------------------------------------------
Class D shares:
National Series
   Year ended 9/30/95       $7.57           10.17%          1.95%           4.40%         24.91%        $1,215
   2/1/94** to 9/30/94       7.18           (9.96)          1.76+           4.37+         24.86++          446
Colorado Series
   Year ended 9/30/95        7.29            7.26           2.02            4.23          14.70            193
   2/1/94** to 9/30/94       7.09           (5.73)          1.78+           4.05+         10.07++           96
Georgia Series
   Year ended 9/30/95        7.82           10.58           1.90            4.28           3.36          2,079
   2/1/94** to 9/30/94       7.49           (7.57)          1.76+           4.28+         19.34++          849
Louisiana Series
   Year ended 9/30/95        8.14            9.17           1.91            4.41           4.82            465
   2/1/94** to 9/30/94       7.94           (6.45)          1.78+           4.33+         17.16++          704
Maryland Series
   Year ended 9/30/95        7.97            9.75           2.02            4.27           3.63            630
   2/1/94** to 9/30/94       7.72           (6.21)          1.80+           4.26+         17.68++          424
Massachusetts Series
   Year ended 9/30/95        7.90            8.33           1.95            4.47          16.68            890
   2/1/94** to 9/30/94       7.66           (5.34)          1.78+           4.52+         12.44++        1,099
Michigan Series
   Year ended 9/30/95        8.54            8.36           2.01            4.40          20.48          1,172
   2/1/94** to 9/30/94       8.28           (5.47)          1.75+           4.40+         10.06++          671
Minnesota Series
   Year ended 9/30/95        7.82            6.45           1.85            4.92           5.57          2,237
   2/1/94** to 9/30/94       7.73           (3.08)          1.74+           4.68+          3.30++        1,649
Missouri Series
   Year ended 9/30/95        7.70            9.49           1.98            4.23           3.88            515
   2/1/94** to 9/30/94       7.41           (7.16)          1.70+           4.27+         14.33++          350
New York Series
   Year ended 9/30/95        7.87            9.87           1.96            4.42          34.05            885
   2/1/94** to 9/30/94       7.67           (7.73)          1.81+           4.39+         28.19++          476
Ohio Series
   Year ended 9/30/95        8.15            8.67           1.93            4.48           2.96            660
   2/1/94** to 9/30/94       7.92           (5.36)          1.78+           4.41+          9.37++          324
Oregon Series
   Year ended 9/30/95        7.65            7.86           1.83            4.41           2.47          1,495
   2/1/94** to 9/30/94       7.43           (4.76)          1.72+           4.32+          9.43++          843
South Carolina Series
   Year ended 9/30/95        7.97            9.63           1.85            4.40           4.13          1,704
   2/1/94** to 9/30/94       7.61           (7.14)          1.74+           4.29+          1.81++        1,478


                                                           Adjusted
                                            Adjusted       Ratio of
                           Adjusted Net     Ratio of    Net Investment
                            Investment     Expenses to      Income
Per Share Operating           Income       Average Net    to Average
  Performance:              Per Share*       Assets*      Net Assets*
--------------------------------------------------------------------------------
Class D shares:
National Series
   Year ended 9/30/95
   2/1/94** to 9/30/94
Colorado Series
   Year ended 9/30/95
   2/1/94** to 9/30/94
Georgia Series
   Year ended 9/30/95          $0.31          1.95%          4.23%
   2/1/94** to 9/30/94          0.21          1.90+          4.15+
Louisiana Series
   Year ended 9/30/95
   2/1/94** to 9/30/94
Maryland Series
   Year ended 9/30/95
   2/1/94** to 9/30/94
Massachusetts Series
   Year ended 9/30/95
   2/1/94** to 9/30/94
Michigan Series
   Year ended 9/30/95
   2/1/94** to 9/30/94
Minnesota Series
   Year ended 9/30/95
   2/1/94** to 9/30/94
Missouri Series
   Year ended 9/30/95           0.32          2.03           4.18
   2/1/94** to 9/30/94          0.22          1.80+          4.17+
New York Series
   Year ended 9/30/95
   2/1/94** to 9/30/94
Ohio Series
   Year ended 9/30/95
   2/1/94** to 9/30/94
Oregon Series
   Year ended 9/30/95           0.33          1.88           4.36
   2/1/94** to 9/30/94          0.22          1.82+          4.22+
South Carolina Series
   Year ended 9/30/95
   2/1/94** to 9/30/94


------------------------------------------------------------------------------------------------------------------------------------

 * During the periods stated, the Manager, at its discretion, waived all or portions of its fees for the Georgia, Missouri, Oregon, and South Carolina Series. The adjusted net investment income per share and adjusted ratios reflect what the results would have been had the Manager not waived its fees.

** Commencement of offering of Class D shares.

 + Annualized.

++ For the year ended 9/30/94.

See notes to financial statements.

58 & 59

================================================================================
Report of Independent Auditors
--------------------------------------------------------------------------------
The Board of Directors and Shareholders,
Seligman Tax-Exempt Fund Series, Inc.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the National, Colorado, Georgia, Louisiana, Maryland, Massachusetts, Michigan, Minnesota, Missouri, New York, Ohio, Oregon and South Carolina Series of Seligman Tax-Exempt Fund Series, Inc. as of September 30, 1995, the related statements of operations for the year then ended and of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1995 by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each Series of Seligman Tax-Exempt Fund Series, Inc. as of September 30, 1995, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP
    ---------------------
DELOITTE & TOUCHE LLP
New York, New York
November 3, 1995

                      (This page intentionally left blank.)

================================================================================
Board of Directors
--------------------------------------------------------------------------------
Fred E. Brown
Director and Consultant,
    J. & W. Seligman & Co. Incorporated

John R. Galvin 2
Dean, Fletcher School of Law and
    Diplomacy at Tufts University
Director, USLIFE Corporation

Alice S. Ilchman 3
President, Sarah Lawrence College
Trustee, Committee for Economic Development
Director, NYNEX
Chairman, The Rockefeller Foundation

Frank A. McPherson 2
Chairman and CEO, Kerr-McGee Corporation
Director, Kimberly-Clark Corporation
Director, Baptist Medical Center

John E. Merow
Partner, Sullivan & Cromwell, Law Firm
Director, Commonwealth Aluminum Corporation

Betsy S. Michel 2
Director or Trustee,
    Various Organizations

William C. Morris 1
Chairman
Chairman of the Board and President,
    J. & W. Seligman & Co. Incorporated
Chairman, Carbo Ceramics Inc.
Director, Daniel Industries, Inc.
Director, Kerr-McGee Corporation



James C. Pitney 3
Partner, Pitney, Hardin, Kipp & Szuch, Law Firm
Director, Public Service Enterprise Group

James Q. Riordan 3
Director, The Brooklyn Union Gas Company
Trustee, Committee for Economic Development
Director, Dow Jones & Co., Inc.
Director, Public Broadcasting Service

Ronald T. Schroeder 1
Managing Director, J. & W. Seligman & Co. Incorporated

Robert L. Shafer 3
Vice President, Pfizer Inc.
Director, USLIFE Corporation

James N. Whitson 2
Executive Vice President and Director, Sammons Enterprises, Inc.
Director, C-SPAN
Director, Red Man Pipe and Supply Company

Brian T. Zino 1
President
Managing Director, J. & W. Seligman & Co. Incorporated


----------------
Member:
1 Executive Committee
2 Audit Committee
3 Director Nominating Committee

================================================================================
Executive Officers
--------------------------------------------------------------------------------

William C. Morris                  Lawrence P. Vogel
Chairman                           Vice President

Brian T. Zino                      Thomas G. Rose
President                          Treasurer

Thomas G. Moles                    Frank J. Nasta
Vice President                     Secretary


-----------------------------------------------------------------------------------------------------
Manager                  General Distributor                  Important Telephone Numbers
J. & W. Seligman & Co.   Seligman Financial Services, Inc.    (800) 221-2450     Shareholder Services
    Incorporated         100 Park Avenue
100 Park Avenue          New York, NY 10017                   (800) 622-4597     24-Hour Automated
New York, NY 10017                                                               Telephone
                         Shareholder Service Agent                               Access Service
General Counsel          Seligman Data Corp.
Sullivan & Cromwell      100 Park Avenue
                         New York, NY 10017
Independent Auditors
Deloitte & Touche LLP


                       SELIGMAN FINANCIAL SERVICES, INC.
                                an affiliate of

                                     [LOGO]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                      100 Park Avenue, New York, NY 10017

This report is intended olnly for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Tax-Exempt Fund Series, Inc., which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.

                                                                       TEA2 9/95

PART C.  OTHER INFORMATION

Item 24. Financial Statements and Exhibits


(a)      Financial Statements:

Part A - Financial  Highlights  for Class A shares for the ten years  ended
         September 30, 1995 or from commencements of operations to September 30, 1995. Financial Highlights for Class D shares for the period February 1, 1994 (commencement of operations) to September 30,
1995.

Part B - Required  Financial  Statements  are included in the Fund's  Annual
         Report to shareholders, dated September 30, 1995, which is incorporated by reference in the Statement of Additional Information. These Financial Statements are: Portfolios of Investments as of September 30, 1995; Statement of Assets and Liabilities as of September 30, 1995; Statements of Changes in Net Assets for the years ended September 30, 1995 and September 30, 1994; Notes to Financial Statements; Financial Highlights for the five years ended September 30, 1995 for the Fund's Class A shares and for the period February 1, 1994 (commencement of operations) to September 30, 1995 for the Fund's Class D shares; Report of Independent Auditors.

     (b) Exhibits: All Exhibits have been previously filed and are incorporated herein by reference, except Exhibits marked with an asterisk (*) which are attached hereto.7


(1)     Copy  of  Articles   Supplementary   to  Articles  of  Incorporation  of
        Registrant.
        (Incorporated by reference to Registrant's Post-Effective Amendment No. 26 filed on November 30, 1993.)

(2)     Copy of By-Laws of the Registrant.
        (Incorporated by reference to Registrant's Post-Effective Amendment No. 26 filed on November 30, 1993.)


(3)     N/A


(4) Copy of Specimen certificate of Capital Stock for Class D Shares. (Incorporated by reference to Registrant's Post-Effective Amendment No. 27 filed on January 31, 1994.)

(5) Copy of Management Agreement between the Registrant and J. & W. Seligman & Co. Incorporated.
        (Incorporated by reference to Registrant's Post-Effective Amendment No. 18 filed on February 1, 1989.)


(6a) Copy of Distributing Agreement between Registrant and Seligman Financial Services, Inc.
        (Incorporated by reference to Registrant's Post-Effective Amendment No. 25 filed on January 29, 1993.)


(6b)    Copy of Sales Agreement between Dealers and Seligman Financial Services,
        Inc.
        (Incorporated by reference to Registrant's Post-Effective Amendment No. 28 filed February 1, 1995.)

(7) Copy of amended Retirement Income Plan of J. & W. Seligman & Co. Incorporated and Trust.
        (Incorporated by reference to Registrant's Post-Effective Amendment No. 24 filed on November 30, 1992.)

(7a) Copy of amended Employees' Thrift Plan of Union Data Service Center, Inc. and Trust.
        (Incorporated by reference to Registrant's Post-Effective Amendment No. 24 filed on November 30, 1992.)

8) Copy of Custodian Agreement between Registrant and Investors Fiduciary Trust Company.
        (Incorporated by reference to Registrant's Post-Effective Amendment No. 21 filed on November 30, 1990)


(9)     N/A


(10)    Opinion and Consent of Counsel.*

(11)    Consent of Independent Auditors.*


(12)    N/A

(13) Copy of Purchase Agreement for Initial Capital for Class D shares. (Incorporated by reference to Registrant's Post-Effective Amendment No. 27 filed on January 31, 1994.)

(14)    Copy of amended  Individual  Retirement  Account  Trust and Related
        Documents.
        (Incorporated by reference to Registrant's Post-Effective Amendment No. 24 filed on November 30, 1992.)

(14a) Copy of amended Comprehensive Retirement Plans for Money Purchase and/or Prototype Profit Sharing Plan.
        (Incorporated by reference to Registrant's Post-Effective Amendment No. 24 filed on November 30, 1992.)

(14b) Copy of amended Basic Business Retirement Plans for Money Purchase and/or Profit Sharing Plans.
        (Incorporated by reference to Registrant's Post-Effective Amendment No. 24 filed on November 30, 1992.)

(14c)   Copy of amended 403(b)(7) Custodial Account Plan.
        (Incorporated by reference to Seligman New Jersey Tax-Exempt Fund, Inc. Pre-Effective Amendment No. 1 filed on January 11, 1988.)

(14d)   Copy of amended Simplified Employee Pension Plan (SEP).
        (Incorporated by reference to Registrant's Post-Effective Amendment No. 24 filed on November 30, 1992.)

(14e) Copy of the amended J. & W. Seligman & Co. Incorporated (SARSEP) Salary Reduction and Other Elective Simplified Employee Pension-Individual Retirement Accounts Contribution Agreement (Under Section 408(k) of the Internal Revenue Code).
        (Incorporated by reference to Registrant's Post-Effective Amendment No. 24 filed on November 30, 1992.)

(15) Copy of amended Administration, Shareholder Services and Distribution Plan and form of Agreement of the Registrant.
        (Incorporated by reference to Registrant's Post-Effective Amendment No. 26 filed on November 30, 1993.)


(16) Schedule for computation of tax equivalent yield and schedule for computation of each performance quotation provided in Registration Statement in response to Item 22.*

(17) Financial Data Schedule meeting the requirements of Rule 483 under the Securities Act of 1933.*

(18) Copy of Multiclass Plan entered into by Registrant pursuant to Rule 18f-3 under the Investment Company Act of 1940.*


Item 25.   Persons Controlled by or Under Common Control with Registrant - None.


Item 26. Number of Holders of Securities - As of January 12, 1996, the number of record holders of each Series' Class A and Class D shares of the Registrant was as follows:

                                                                                  Class A              Class D
                  Title of Series                                             Record Holders        Recordholders
                  ---------------                                             --------------        -------------
          National Tax-Exempt Series                                              2,593                 44
          Colorado Tax-Exempt Series                                              1,640                 10
          Georgia Tax-Exempt Series                                               1,324                 76
          Louisiana Tax-Exempt Series                                             1,066                  6
          Maryland Tax-Exempt Series                                              1,701                 42
          Massachusetts Tax-Exempt Series                                         2,846                 32
          Michigan Tax-Exempt Series                                              3,925                 63
          Minnesota Tax-Exempt Series                                             4,480                 70
          Missouri Tax-Exempt Series                                              1,571                 26
          New York Tax-Exempt Series                                              1,780                 28
          Ohio Tax-Exempt Series                                                  4,328                 31
          Oregon Tax-Exempt Series                                                1,791                 72
          South Carolina Tax-Exempt Series                                        2,540                 64

Item 27.    Indemnification  -  Incorporated   by   reference  to   Registrant's
            Registration   Statement  on  Form  N-1A  (File  No.   2-86008)  and
            Pre-Effective Amendment Nos. 1 and 2 thereto.


Item 28. Business and Other Connections of Investment Adviser - J. & W. Seligman & Co. Incorporated, a Delaware corporation ("Manager"), is the Registrant's investment manager. The Manager also serves as investment manager to sixteen associated investment companies. They are Seligman Capital Fund, Inc., Seligman Cash Management Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman Henderson Global Fund Series, Inc., Seligman High Income Fund Series, Seligman Income Fund, Inc.,
            Seligman Portfolios, Inc., Seligman New Jersey Tax-Exempt Fund, Inc., Seligman Pennsylvania Tax-Exempt Fund Series, Seligman Quality Municipal Fund, Inc., Seligman Select Municipal Fund, Inc., Seligman Tax-Exempt Series Trust and Tri-Continental Corporation.


Item 28 The Manager has an investment advisory service division which provides investment management or advice to private clients. The list required by this Item 28 of officers and directors of the Manager, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D or Form ADV, filed by the Manager pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-5798) on December 4, 1995.

Item 29.  Principal Underwriters

        (a) The names of each investment company (other than the Registrant) for which each principal underwriter currently distributing securities of the Registrant also acts as a principal underwriter, depositor or investment adviser are:

            Seligman Capital Fund, Inc.
            Seligman Cash Management Fund, Inc.
            Seligman Common Stock Fund, Inc
            Seligman Communications and Information Fund, Inc.
            Seligman Frontier Fund, Inc.
            Seligman Growth Fund, Inc.
            Seligman Henderson Global Fund Series, Inc.
            Seligman High Income Fund, Inc
            Seligman Income Fund, Inc.
            Seligman Portfolios, Inc.
            Seligman New Jersey Tax-Exempt Fund, Inc.
            Seligman Pennsylvania Tax-Exempt Fund Series
            Seligman Tax-Exempt Series Trust.


        (b) Name of each director, officer or partner of each principal underwriter named in response to Item 21.



                                               Seligman Financial Services, Inc.
                                                    As of January 18, 1996
                 (1)                                         (2)                                          (3)
         Name and Principal                         Positions and Offices                        Positions and Offices
          Business Address                            with Underwriter                              with Registrant
         William C. Morris*                            Director                                    Chairman of the Board and
                                                                                                   Chief Executive Officer
         Brian T. Zino*                                Director                                    Director and President
         Ronald T. Schroeder*                          Director                                    Director
         Fred E. Brown*                                Director                                    Director
         William H. Hazen*                             Director                                    None
         Thomas G. Moles*                              Director                                    Vice  President  and  Senior
                                                                                                   Portfolio Manager
         David F. Stein*                               Director                                    None
         David Watts*                                  Director                                    None
         Stephen J. Hodgdon*                           President                                   None
         Lawrence P. Vogel*                            Senior Vice President, Finance              Vice President
         Mark R. Gordon*                               Senior Vice President,Director              None
                                                       of Marketing




                                               Seligman Financial Services, Inc.
                                                    As of January 18, 1996
                 (1)                                         (2)                                          (3)
         Name and Principal                         Positions and Offices                        Positions and Offices
          Business Address                            with Underwriter                              with Registrant
         Gerald I. Cetrulo, III                        Senior Vice President of Sales,             None
         140 West Parkway                              Regional Sales Manager
         Pompton Plains, NJ  07444
         Bradley F. Hanson                             Senior Vice President of Sales,             None
         9707 Xylon Court                              Regional Sales Manager
         Bloomington, MN  55438
         Bradley W. Larson                             Senior Vice President of Sales,             None
         367 Bryan Drive                               Regional Sales Manager
         Danville, CA  94526
         D. Ian Valentine                              Senior Vice President of Sales,             None
         307 Braehead Drive                            Regional Sales Manager
         Fredericksburg, VA  22401
         Helen Simon*                                  Vice President, Sales                       None
                                                       Administration Manager
         Marsha E. Jacoby*                             Vice President, National Accounts           None
         William W. Johnson*                           Vice President, Order Desk                  None
         James R. Besher                               Regional Vice President                     None
         14000 Margaux Lane
         Town & Country, MO  63017
         Brad Davis                                    Regional Vice President                     None
         255 4th Avenue, #2
         Kirkland, WA  98033
         Andrew Draluck                                Regional Vice President                     None
         4215 N. Civic Center
         Blvd #273
         Scottsdale, AZ 85251
         Jonathan Evans                                Regional Vice Pesident                      None
         222 Fairmont Way
         Ft. Lauderdale, FL  33326
         Carla Goehring                                Regional Vice President                     None
         11426 Long Pine
         Houston, TX  77077
         Susan Gutterud                                Regional Vice President                     None
         820 Humboldt, #6
         Denver, CO  80218
         Mark Lien                                     Regional Vice President                     None
         5904 Mimosa
         Sedalia, MO  65301
         Randy D. Lierman                              Regional Vice President                     None
         2627 R.D. Mize Road
         Independence, MO  64057
         Judith L. Lyon                                Regional Vice President                     None
         163 Haynes Bridge Road, Ste 205
         Alpharetta, CA  30201
         David Meyncke                                 Regional Vice President                     None
         4718 Orange Grove Way
         Palm Harbor, FL  34684





                                               Seligman Financial Services, Inc.
                                                    As of January 18, 1996
                 (1)                                         (2)                                          (3)
         Name and Principal                         Positions and Offices                        Positions and Offices
         Business Address                              with Underwriter                            with Registrant
         Herb W. Morgan                                Regional Vice President                     None
         11308 Monticook Court
         San Diego, CA  92127
         Melinda Nawn                                  Regional Vice President                     None
         5850 Squire Hill Court
         Cincinnati, OH  45241
         Robert H. Ruhm                                Regional Vice President                     None
         167 Derby Street
         Melrose, MA  02176
         Diane H. Snowden                              Regional Vice President                     None
         11 Thackery Lane
         Cherry Hill, NJ  08003
         Bruce Tuckey                                  Regional Vice President                     None
         41644 Chathman Drive
         Novi, MI  48375
         Andrew Veasey                                 Regional Vice President                     None
         14 Woodside
         Rumson, NJ  07760
         Todd Volkman                                  Regional Vice President                     None
         4650 Cole Avenue, #216
         Dallas, TX 75205
         Kelli A. Wirth-Dumser                         Regional Vice President                     None
         8618 Hornwood Court
         Charlotte, NC  28215
         Frank P. Marino*                              Assistant Vice President, Mutual
                                                       Fund Product Manager                        None
         Frank J. Nasta*                               Secretary                                   Secretary
         Aurelia Lacsamana*                            Treasurer                                   None




* The principal business address of each of these directors and/or officers is 100 Park Avenue, New York, NY 10017.


         (c)    Not Applicable.


Item 30.    Location of Accounts and Records

         Custodian:        Investors Fiduciary Trust Company
                           127 West 10th Street
                           Kansas City, MO  64105 and
                           Seligman Tax-Exempt Fund Series, Inc.
                           100 Park Avenue
                           New York, NY  10017


Item 31.     Management  Services  -  Seligman  Data  Corp.  ("SDC"),   the
             Registrant's shareholder service agent, has an agreement with First Data Investor Services Group ("FDISG") pursuant to which FDISG provides a data processing system for certain shareholder accounting and recordkeeping functions performed by SDC, which commenced in July 1990. For the fiscal years ended September 30, 1995, 1994 and 1993, the approximate cost of these services for each Series was:




                                                             1995                      1994                        1993
                                                             ----                      ----                        ----
                National Tax-Exempt Series                $14,000                $  14,897                     $  18,356
                Colorado Tax-Exempt Series                  8,600                    9,357                        11,815
                Georgia Tax-Exempt Series                   7,300                    7,353                         6,493
                Louisiana Tax-Exempt Series                 5,500                    5,747                         6,069
                Maryland Tax-Exempt Series                  8,600                    8,886                        11,043
                Massachusetts Tax-Exempt Series            14,800                   15,890                        19,597





                                                             1995                      1994                        1993
                                                             ----                      ----                        ----
                Michigan Tax-Exempt Series                $19,800                $  20,445                     $  23,128
                Minnesota Tax-Exempt Series                23,200                   26,293                        34,879
                Missouri Tax-Exempt Series                  8,300                    8,621                        10,402
                New York Tax-Exempt Series                  9,400                   10,094                        12,386
                Ohio Tax-Exempt Series                     21,700                   22,932                        27,710
                Oregon Tax-Exempt Series                    9,500                    9,719                        10,221
                South Carolina Tax-Exempt Series           13,900                   14,362                        13,209


Item 32. Undertakings - The Registrant undertakes: (1) if requested to do so by the holders of at least ten percent of its outstanding shares, to call a meeting of shareholders for the purpose of voting upon the removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940; and (2) to furnish to each person to whom a prospectus is delivered, a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


    Pursuant  to  the  requirements  of the  Securities  Act of  1933,  and  the
Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 29 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 26th day of January, 1996.


                       SELIGMAN TAX-EXEMPT FUND SERIES, INC.



                           By: /s/ William C. Morris
                              ---------------------------------
                                   William C. Morris, Chairman*


        Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 29 has been signed below by the following persons in the capacities indicated on January 26, 1996.

           Signature                                           Title



/s/ William C. Morris                        Chairman of the Board (Principal
-----------------------------
William C. Morris*                           executive officer) and Director



/s/ Brian T. Zino                            President and Director
-----------------------------
Brian T. Zino



/s/ Thomas G. Rose                           Treasurer (Principal financial and
-----------------------------
Thomas G. Rose                               accounting officer)




Fred E. Brown, Director                     )
John R. Galvin, Director                    )
Alice S. Ilchman, Director                  )
Frank A. McPherson, Director                )
John E. Merow, Director                     ) /s/ Brian T. Zino
Betsy S. Michel, Director                   )---------------------------------
James C. Pitney, Director                   ) *Brian T. Zino, Attorney-in-fact
James Q. Riordan, Director                  )
Robert L. Shafer, Director                  )
James N. Whitson, Director                  )
Brian T. Zino, Director                     )